UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                  SCHEDULE 14A

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

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     14a-6(e)(2)).
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|_|  Soliciting Material Pursuant to ss. 240.14a-12.


                      TIAA-CREF INSTITUTIONAL MUTUAL FUNDS
--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------
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



                                   ---------------------------------------------
                                   IMPORTANT VOTING
                                   INFORMATION FOR
                                   SHAREHOLDERS

                                   TIAA-CREF INSTITUTIONAL MUTUAL FUNDS

                                   SPECIAL SHAREHOLDER MEETING - AUGUST 31, 2005
                                   ---------------------------------------------

                                   Please read this material carefully
                                   before voting.


[LOGO] TIAA
       CREF
FINANCIAL SERVICES
FOR THE GREATER GOOD(SM)

[LOGO] TIAA
       CREF
FINANCIAL SERVICES
FOR THE GREATER GOOD(SM)

Dear Shareholder:

A special meeting of shareholders of the TIAA-CREF Institutional Mutual Funds will be held on August 31, 2005, to vote on important proposals affecting the Funds. As a shareholder, you are entitled to vote on these proposals. Details and instructions for voting are enclosed. We urge you to read this information carefully and to vote your shares so that your voice is heard.

Among the important proposals you are being asked to approve is a new investment management agreement with Teachers Advisors, Inc., the current investment advisor to the Funds, which would result in an increase in advisory fees on the actively managed Funds. As a shareholder of the Retail Class of the Funds, you are also being asked to approve the adoption of a distribution plan for this class of shares.

We, the Funds' Board of Trustees, unanimously recommend that you vote "FOR" the proposals, and we want you to understand the context and rationale for each item.

Since the Funds were established, the advisor has been committed to providing high-quality investment management services while remaining a low-cost provider. With the benefit of hindsight, however, it has become clear that the extremely low fees currently charged by the advisor are insufficient to cover the costs of providing services to the Funds while continuing to provide high-quality services to shareholders. The advisor has informed us that it has consistently incurred losses and cannot continue as an effective investment manager for the Funds under the current fee structure.

Given these challenges, the advisor presented us with a comprehensive, long-term plan to enable the advisor to


www.tiaa-cref org. 730 Third Avenue, New York, NY 10017 continue managing mutual funds for shareholders. This plan would accomplish the following:

> Maintain overall fees that keep the Funds among the lower-priced offerings in the industry while implementing a fee increase for actively managed funds that fairly reflects the advisor's operating expenses;

> Adopt a distribution plan for the Retail Class of the Funds that fairly reflects the expenses of offering funds to retail investors while positioning the Funds for future growth to benefit shareholders; and

> Consolidate TIAA-CREF Institutional Mutual Funds and TIAA-CREF Mutual Funds into a single, more efficient fund family offering expanded investment choices to shareholders.

Fee increases are never contemplated or proposed lightly. We, the Funds' Board of Trustees, take very seriously our obligation to protect the interests of shareholders by ensuring that all fees are appropriate, fair and conducive to the efficient and effective operation of the Funds. We believe the proposals you are now being asked to approve meet these criteria, and will enable the Funds' advisor to continue to offer high-quality investment management and outstanding service to you and other shareholders.

If the new agreement is not approved, however, we may be forced to explore other options, including closing certain of the Funds to new investments or liquidating some or all of the Funds. We do not believe that this would serve shareholder interests.

Finally, we want you to know that the Board will continue to work closely with the advisor to ensure that fees reflect TIAA-CREF's historical commitment to high-value investment products and services. Your approval of these proposals is an essential first step in our effort to restructure TIAA-CREF's mutual fund offerings so that they remain fairly and competitively priced for shareholders and continue to serve shareholder needs.

The following pages provide additional important information about the specific proposals you are being asked to consider. Please give this material your full attention so that you can cast an informed vote. Thank you.


The Board of Trustees
TIAA-CREF Institutional Mutual Funds

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS


SPECIAL SHAREHOLDER MEETING  o  AUGUST 31, 2005

IMPORTANT VOTING INFORMATION FOR SHAREHOLDERS

The TIAA-CREF Institutional Mutual Funds will hold a special shareholder meeting on August 31, 2005, to consider and vote on important proposals affecting the Funds. As a shareholder, you are entitled to vote on these proposals, and your Board of Trustees urges you to do so.


YOUR VOTE IS IMPORTANT

The following Q&A provides a summary of the proposals and describes the convenient options available for voting your shares. (For a complete discussion of the proposals, please see the enclosed proxy statement.)

To help reach the level of shareholder participation required, and to ensure that your Funds do not incur additional expenses associated with follow-up communications, please vote today, even if you plan to attend the special meeting on August 31. Simply follow the instructions on the enclosed proxy card(s) and choose the voting method that works best for you-- Internet, telephone or mail. Your prompt action will ensure your voice is heard, so vote your shares now!


4 o TIAA-CREF INSTITUTIONAL MUTUAL FUNDS SPECIAL SHAREHOLDER MEETING o AUGUST 31, 2005

1.  WHAT PROPOSALS AM I BEING ASKED TO CONSIDER?

    The Funds are asking you to consider and approve the following items:

    1. Election of Trustees;

    2. Ratification of PricewaterhouseCoopers LLP as the Funds' independent registered public accounting firm for the fiscal year ended September 30, 2005;

    3. Adoption of a new investment management agreement for each Fund; and

    4. Adoption of a distribution (12b-1) plan for each Fund in the Retail
       Class.

2.  HAS THE BOARD OF TRUSTEES APPROVED THESE PROPOSED CHANGES?

    Yes. At a meeting held on May 17, 2005, the Board of Trustees of the TIAA-CREF Institutional Mutual Funds unanimously approved all of the proposals listed above and described in full in the enclosed proxy statement.

3.  HOW DOES THE BOARD OF TRUSTEES SUGGEST THAT I VOTE?

    The Board unanimously recommends that all eligible shareholders vote "FOR" each proposal.

4. I HAVE OTHER ACCOUNTS WITH TIAA-CREF. WILL THEY BE AFFECTED?

    No. The specific proposals affect only the TIAA-CREF Institutional Mutual Funds. They do not affect any of the following TIAA-CREF products:

    >  College Retirement Equities Fund (CREF) investment accounts;

    >  TIAA Real Estate Account;

    >  TIAA Traditional Annuity;

    >  After-tax annuities; or

    >  Variable life insurance products.

    While not the subject of this proxy vote, the advisor is expected to recommend that the TIAA-CREF Mutual Funds--a separate fund family designed primarily for retail investors--be consolidated with the TIAA-CREF Institutional Mutual Funds in the near future. If and when this proposed consolidation is approved, the TIAA-CREF Mutual Funds would be merged into a corresponding TIAA-CREF Institutional Mutual Fund and would become subject to the fee and expense structure of that Fund.


TIAA-CREF INSTITUTIONAL MUTUAL FUNDS SPECIAL SHAREHOLDER MEETING o AUGUST 31, 2005 o 5

5.  WHY IS THE INVESTMENT MANAGEMENT AGREEMENT BEING CHANGED?

    Since the Funds were established, Teachers Advisors, Inc., the investment advisor to the Funds, has been committed to providing high-quality investment management services at a low cost to shareholders. However, it has become clear that the advisor set its fees too low to continue to cover its costs of operating the Funds. As a result, the advisor has always operated the Funds at a loss. Despite these annual losses, the advisor has not requested a fee increase since the Funds' inception in 1999. It has become clear that this situation cannot be sustained, particularly in light of continued escalating costs related to increased compliance, regulatory, and reporting requirements, as well as intensified competition for investment management talent.

    The new investment management agreement with the advisor is designed to provide a reasonable and sustainable fee and expense structure for the Funds that reflects the true costs associated with operating the Funds, while maintaining overall expenses at levels that are competitive with those of other low-cost providers in the mutual fund industry.

6.  HOW WILL THE NEW INVESTMENT MANAGEMENT AGREEMENT AFFECT THE FUNDS?

    > For the actively managed Funds--including Growth Equity; Growth & Income; International Equity; Large-Cap Value; Mid-Cap Growth; Mid-Cap Value; Small-Cap Equity; Real Estate Securities; Social Choice Equity; Bond; Inflation-Linked Bond; and Money Market Funds--the new investment management agreement will raise advisory fees. At the Board's request, the advisor has agreed to waive the proposed fee increase on the Growth Equity Fund and Growth & Income Fund until at least April 2007.

    >  There would be no increase in advisory fees for the index Funds:
       Large-Cap Growth Index; Large-Cap Value Index; Equity Index; S&P500 Index; Mid-Cap Growth Index; Mid-Cap Value Index; Mid-Cap Blend Index; Small-Cap Growth Index; Small-Cap Value Index; Small-Cap Blend Index; and International Equity Index Funds.

    > There would be no increase in advisory fees for the Lifecycle Funds. However, the indirect expenses (such as the expenses for the Funds in which the Lifecycle Funds invest) would increase, resulting in a higher total expense ratio for Lifecycle Funds shareholders.


6 o TIAA-CREF INSTITUTIONAL MUTUAL FUNDS SPECIAL SHAREHOLDER MEETING o AUGUST 31, 2005

    > At the Board's request, the new investment management agreement would include a breakpoint pricing schedule for most of the actively managed Funds, which would modestly reduce the advisory fees on those Funds as total asset levels increase.

7.  HOW WILL TIAA-CREF'S PROPOSED FUND FEES COMPARE TO THOSE OF OTHER COMPANIES?

    Even after adopting the higher fees, the Funds would remain among the lower-priced offerings in the industry. (Please see pages 33-34 of the proxy statement for a comparison of each Fund's total expenses to those of similar funds in its industry peer group.)

8.  IS TIAA-CREF STILL COMMITTED TO BEING A LOW-COST, HIGH-VALUE PROVIDER?

    The TIAA-CREF organization remains committed to the values and practices that have set it apart for 85 years--including value, integrity, sound investment management and a high level of service. For this reason, the proposal to raise advisory fees on the actively managed Institutional Mutual Funds was made only after thorough and deliberate consideration of shareholders' interests by the Funds' Board of Trustees. The Board was persuaded that the current level of fees being charged was too low for the advisor to sustain. It then determined that the proposed increase in fees would not unduly benefit the advisor at the expense of Fund shareholders. As part of its ongoing oversight of the Funds, the Board of Trustees will annually monitor the level of fees and the advisor's profits generated by the new agreement to ensure that they are reasonable.

9. AS A SHAREHOLDER, HOW WILL I BENEFIT FROM THE NEW INVESTMENT MANAGEMENT AGREEMENT?

    The Board of Trustees has determined that the new investment management agreement is fair and reasonable to the Funds and to shareholders because it would:

    > Enable the Funds' investment advisor to continue to offer you and other shareholders the high-quality service you have come to expect from TIAA-CREF, and to expand these shareholder services;

    > Allow the Funds to continue to retain and attract talented investment professionals, and add new investment management personnel, which would benefit the Funds' overall investment management program;


TIAA-CREF INSTITUTIONAL MUTUAL FUNDS SPECIAL SHAREHOLDER MEETING o AUGUST 31, 2005 o 7

    > Help ensure that the TIAA-CREF organization can continue to offer the Funds while remaining competitive with other low-cost providers in our industry.

10. WHAT WILL HAPPEN IF SHAREHOLDERS DO NOT APPROVE THE NEW INVESTMENT MANAGEMENT AGREEMENT?

    The advisor has indicated that it will not be able to continue in its advisory role to the Funds unless the new investment management agreement is approved, since the fees under the current agreement are not adequate to cover the costs of operating the Funds. If the new agreement is not approved, the advisor would be forced to recommend to the Board of Trustees other courses of action, including closing certain of the Funds to new investments or liquidating some or all of the Funds.

11. WHAT DOES THE PROPOSED DISTRIBUTION PLAN DO?

    The Board of Trustees is proposing the adoption of a distribution plan (commonly called a "12b-1" plan) that would apply to Retail Class shares of the TIAA-CREF Institutional Mutual Funds. Under the proposed plan, Retail Class shares of each Fund may reimburse the Funds' distributor for certain service and distribution expenses, up to a maximum of 0.25% of the average daily net asset value of shares of the Fund, on an annualized basis.

    The Funds' distributor has agreed not to seek any reimbursement under the proposed 12b-1 plan until April 2007 if the plan is approved. This means that Retail Class shares of the Funds would not pay any 12b-1 fees until that time. Additionally, management has agreed to cap total expenses of Retail Class shares of the Funds until April 2007.

12. AS A SHAREHOLDER, HOW WILL I BENEFIT FROM THE PROPOSED DISTRIBUTION PLAN?

    The enhanced distribution of these shares under the proposed distribution plan is expected to lead to steadier inflows of cash into the Funds, which, in turn, would make it easier to manage the Funds and help reduce the number of occasions on which portfolio securities would need to be sold to meet redemptions.

    In addition, the plan is expected to attract new shareholders and fund assets, allowing the Retail Class to grow. Growth in asset levels would ultimately benefit shareholders because it would give the Funds the ability to achieve greater economies of scale and potentially lower overall expense ratios by spreading expenses over a larger asset base.


8 o TIAA-CREF INSTITUTIONAL MUTUAL FUNDS SPECIAL SHAREHOLDER MEETING o AUGUST 31, 2005

    Without the new inflows that the distribution plan is expected to generate, the Funds' assets could shrink, likely resulting in higher expenses for shareholders.

13. WHAT WILL HAPPEN IF SHAREHOLDERS DO NOT APPROVE THE DISTRIBUTION PLAN FOR THE RETAIL CLASS?

    If the distribution plan is not approved, it is unlikely that the Retail Class of the Funds would be able to increase assets to a level sufficient to generate economies of scale. The advisor has indicated that without the plan, it will not be able to bear the cost of distribution and may no longer be able to promote or distribute shares of the Retail Class.

14. IN ADDITION TO THESE SPECIFIC PROPOSALS, DOES TIAA-CREF HAVE AN OVERALL LONG-TERM PLAN FOR ITS MUTUAL FUND OFFERINGS?

    TIAA-CREF is committed to operating low-cost, high-value mutual funds for all shareholders. Approval of the new investment management agreement and the distribution plan is an essential first step in a broader effort to restructure and enhance TIAA-CREF's mutual fund offerings so that the funds remain fairly and competitively priced for shareholders and continue to serve shareholder needs.

    Assuming the new investment management agreement and distribution plan are approved, a planned second step, while not part of this proxy vote, would be the consolidation of the TIAA-CREF Mutual Funds into the TIAA-CREF Institutional Mutual Funds in the near future. If and when this proposed consolidation is approved, it would result in a streamlined fund family with greater efficiency, consistent pricing and improved economies of scale--all of which would permit the Funds to better serve your investment needs.

    Another step that will be implemented, but is not within the scope of this proxy vote, is the adoption of a nominal fee on Retail Class account balances of under $2,500. This fee will be an important step toward reducing administrative costs associated with maintaining these smaller accounts, which would further increase the efficiency of the Funds' operations.


TIAA-CREF INSTITUTIONAL MUTUAL FUNDS SPECIAL SHAREHOLDER MEETING o AUGUST 31, 2005 o 9

15. WHEN WILL THE PROPOSED CHANGES TAKE EFFECT?

    If approved by shareholders, changes to the investment management agreement and the adoption of the distribution plan would likely be implemented in the fourth quarter of 2005.

16. WHAT LEVEL OF SHAREHOLDER SUPPORT IS NEEDED TO APPROVE THE PROPOSALS?

    > Election of each Trustee requires a plurality of the votes cast at the shareholder meeting, either in person or by proxy.

    > Ratification of the Funds' independent registered public accounting firm requires a majority of the votes cast at the shareholder meeting, either in person or by proxy.

    > Approval of both the new investment management agreement and the 12b-1 distribution plan requires the lesser of (1) more than 50 percent of the total outstanding shares of the respective Funds or (2) at least 67 percent of the shares present at the respective shareholders' meetings, either in person or by proxy, if more than 50 percent of the outstanding shares are represented.

17. WHO IS ENTITLED TO VOTE ON THESE CHANGES?

    All TIAA-CREF Institutional Mutual Fund shareholders of record as of May 31, 2005, are eligible to vote on these proposals and are urged to do so.

18. WHEN AND WHERE IS THE SPECIAL SHAREHOLDERS' MEETING?

    The special meeting of the shareholders of the TIAA-CREF Institutional Mutual Funds has been scheduled for August 31, 2005, at 9:00 a.m., at 730 Third Avenue, 17th Floor, New York, New York.

19. WHAT METHOD OF VOTING MAY I USE?

    Simply select the voting format that you find most convenient:

    >  Telephone (automated service):
       Call the toll-free number shown on your proxy card(s) and follow the recorded instructions

    > Telephone (to speak to a representative of D.F. King & Co., the Funds' proxy solicitor):
       800 755-7250 (toll free)

    >  Internet:
       Access the Web site shown on your proxy card(s) and follow the online instructions


10 o TIAA-CREF INSTITUTIONAL MUTUAL FUNDS SPECIAL SHAREHOLDER MEETING o AUGUST 31, 2005

    >  Mail:
       Complete and return the enclosed proxy card(s)

    >  In person:
       Attend the special shareholder meeting on August 31

    Whichever method you choose, please be sure to cast your vote as soon as possible. Even if you plan to attend the special shareholder meeting, you can vote in advance using one of the other methods.

20. WHO SHOULD I CALL IF I HAVE ADDITIONAL QUESTIONS?

    If you have questions related to the proxy material or need assistance in voting your shares, please contact D.F. King & Co., the Funds' proxy solicitor, toll free at 800 755-7250.


TIAA-CREF INSTITUTIONAL MUTUAL FUNDS SPECIAL SHAREHOLDER MEETING o AUGUST 31, 2005 o 11

(C)2005 Teachers Insurance and Annuity Association-College Retirement Equities Fund (TIAA-CREF), New York, NY 10017
                                                                          Retail
                                                                          A11028
[GRAPHIC] Printed on recycled paper                                       (7/05)

[LOGO] TIAA
       CREF
FINANCIAL SERVICES
FOR THE GREATER GOOD


TIAA-CREF INSTITUTIONAL MUTUAL FUNDS
730 Third Avenue
New York, New York 10017-3206

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON AUGUST 31, 2005

The TIAA-CREF Institutional Mutual Funds (the "Institutional Funds") will hold a special meeting of the shareholders of its investment portfolios (the "Funds") on August 31, 2005, at 9:00 a.m. at 730 Third Avenue, New York, New York (17th floor). The agenda for the meeting is:


   1. To elect Trustees of the Institutional Funds to serve until each of their successors is elected and qualified.


   2. To ratify the selection by the Board of Trustees of PricewaterhouseCoopers LLP to serve as the Institutional Funds' independent registered public accounting firm for the fiscal year ending September 30, 2005.


   3. To approve a new investment management agreement between the Institutional Funds and Teachers Advisors, Inc.

   4. To approve the adoption of a Distribution Plan with respect to the Retail Class shares of the Institutional Funds.

   5. To address any other business that may properly come before the meeting or any adjournments thereof.

The Board of Trustees of the Institutional Funds has set May 31, 2005 as the record date for determining the number of votes entitled to be cast at the meeting or any adjournments thereof. You may vote at the meeting (or any adjournments of the meeting) only if you were a shareholder of one or more of the Funds as of May 31, 2005.

                                    By Order of the Board of Trustees,

                                    /s/ E. Laverne Jones

                                    E. Laverne Jones
                                    Secretary


Please vote as soon as possible before the meeting, even if you plan to attend the meeting. You can vote quickly and easily over the Internet, by telephone, or by mail. Just follow the simple instructions that appear on your enclosed proxy card(s). A separate proxy card is provided for each Fund in which you own shares. Since we cannot hold the meeting unless a quorum is reached, please help the Funds avoid the expense of a follow-up mailing by voting today!

If you plan to attend the meeting, please call 1 877-535-3910, ext. 2440 to obtain an admission pass. In accordance with TIAA-CREF's security procedures, a pass and appropriate picture identification will be required to enter the special meeting. Please note that no laptop computers, recording equipment or cameras will be permitted, and please read the instructions on the pass for additional information.


July 5, 2005

                      TIAA-CREF INSTITUTIONAL MUTUAL FUNDS
                                730 Third Avenue
                          New York, New York 10017-3206


PROXY STATEMENT


Special Meeting of Shareholders
to be held on August 31, 2005

The Board of Trustees (the "Board") of the TIAA-CREF Institutional Mutual Funds (the "Institutional Funds") has called a special meeting of the shareholders of each of its investment portfolios (each, a "Fund" and collectively, the "Funds") to be held on August 31, 2005, at 9:00a.m. at 730 Third Avenue, New York, New York (17th floor). At the special meeting, shareholders will vote on whether to:


   1. Elect Trustees of the Institutional Funds to serve until each of their successors is elected and qualified;


   2. Ratify the selection by the Board of Trustees of PricewaterhouseCoopers LLP to serve as the Funds' independent registered public accounting firm for the fiscal year ending September 30, 2005;


   3. Approve a new investment management agreement between the Funds and Teachers Advisors, Inc. (the "Advisor");


   4. Approve the adoption of a distribution plan ("Distribution Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act"), with respect to the Retail Class shares of the Funds; and


   5. Address any other business that may properly come before the meeting or any adjournments thereof.

At this time, the Board does not know of any other matters being presented at the meetings or any adjournments thereof.


The accompanying proxy forms will be used to vote at the meeting of the Funds (or any adjournments of the meeting) being held on August 31, 2005, at 730 Third Avenue, New York, New York at 9:00 a.m. This proxy statement will first be mailed to shareholders on or about July 5, 2005.

The Institutional Funds consist of the:

o "Actively Managed Funds," which include the Growth Equity Fund, Growth & Income Fund, International Equity Fund, Large-Cap Value Fund, Mid-Cap Growth Fund, Mid-Cap Value Fund, Small-Cap Equity Fund, Real Estate Securities Fund, Social Choice Equity Fund, Bond Fund, Inflation-Linked Bond Fund and Money Market Fund.

o "Index Funds," which include the Large-Cap Growth Index Fund, Large-Cap Value Index Fund, Equity Index Fund, S&P 500 Index Fund, Mid-Cap Growth Index Fund, Mid-Cap Value Index Fund, Mid-Cap Blend Index Fund, Small-Cap Growth Index Fund, Small-Cap Value Index Fund, Small-Cap Blend Index Fund and International Equity Index Fund.


o "Lifecycle Funds," which include the Lifecycle Fund - 2010 Fund, Lifecycle Fund - 2015 Fund, Lifecycle Fund - 2020 Fund, Lifecycle Fund - 2025 Fund, Lifecycle Fund - 2030 Fund, Lifecycle Fund - 2035 Fund and Lifecycle Fund - 2040 Fund.


The following table shows which items the shareholders of each Fund will be asked to consider:


 Item                                         Funds
---------------------------------------------------------------------------------------
  1      Shareholders of all Funds voting together
---------------------------------------------------------------------------------------
  2      Shareholders of all Funds voting together
---------------------------------------------------------------------------------------
  3      Shareholders of each Fund voting separately for their Fund
---------------------------------------------------------------------------------------
  4      Shareholders of Retail Class shares of the Large-Cap Value Fund, Mid-Cap
         Growth Fund, Mid-Cap Value Fund, Small-Cap Equity Fund, Real Estate
         Securities Fund and Inflation-Linked Bond Fund, each Retail Class shareholder voting separately for their Fund
---------------------------------------------------------------------------------------


VOTING INFORMATION

How Do I Vote?


   (1) By marking, signing, and mailing the enclosed proxy card in the postage-paid envelope provided;

   (2) By logging on to the Internet site shown on your proxy card(s) and follow the on-screen instructions;

   (3) By dialing the toll free telephone number shown on your proxy card(s) and follow the recorded instructions; and

   (4) By voting in person at the special meeting.

You must complete a separate proxy form for each Fund in which you own shares.

Can I Cancel or Change My Vote?


You may cancel or change your vote by simply voting again by: (1) executing and returning later-dated proxy forms, (2) voting over the telephone; (3) voting through the Internet, or (4) voting in person at the meeting. If you return the proxy form or vote by telephone or through the Internet, your vote must be received by 12:00 noon ET on August 31, 2005. If you vote in person at the meeting, you may vote any time up until the voting results are announced.


How Does a Proxy Work?


When you vote by proxy, you are appointing the persons named on the proxy form as your agents to vote on your behalf at a meeting or any adjournments thereof. Unless you instruct them otherwise, they will vote FOR the election of each of the nominees for Trustee of the Funds, FOR the ratification of the selection of PricewaterhouseCoopers LLP to serve as independent registered public accounting firm, FOR the approval of the new investment management agreement as it applies to your Fund(s), and FOR the approval of the adoption of the Distribution Plan with respect to the Retail Class shares of your Fund(s). Although we are unaware of any other matters to be presented at the meeting, if other matters are brought before the meeting or any adjournments thereof, the proxies will vote your shares using their own best judgment. All proxies solicited by the Board of Trustees that are properly executed and received by the Secretary prior to the meeting, and are not revoked, will be voted at the meeting.


Who May Vote; How Many Votes Do I Get?
Shareholders of each of the Funds as of May 31, 2005 (the "Record Date") will be eligible to vote at the meeting (or any adjournments thereof). Each outstanding full share of a Fund is entitled to one vote and each outstanding fractional share is entitled to a proportionate fractional share of one vote. Therefore, the number of votes you will have at the meeting will depend upon how many shares you own in the respective Fund on the Record Date. All shareholders of record on the Record Date are entitled to vote. As of the Record Date, there were 805,373,322.52 aggregate shares outstanding in the Institutional Mutual Funds.

Below is the number of shares of each Class of each Fund as of the Record Date:


                           Actively Managed Funds and Index Funds
============================================================================================
Fund                             Retail Class       Institutional Class     Retirement Class
============================================================================================
Growth Equity Fund                       --         16,328,1281.49                    --
--------------------------------------------------------------------------------------------
Growth & Income Fund                     --          18,122,798.27          5,837,583.54
--------------------------------------------------------------------------------------------
International Equity Fund                --          54,105,522.16         16,342,901.94
--------------------------------------------------------------------------------------------
Large-Cap Value Fund          12,547,012.12          14,544,078.16         10,106,655.68
--------------------------------------------------------------------------------------------

                                                        (continued on next page)

                           Actively Managed Funds and Index Funds
==================================================================================================
Fund                                 Retail Class       Institutional Class       Retirement Class
==================================================================================================
Mid-Cap Growth Fund                  3,496,980.91              1,238,473.96           6,556,086.10
--------------------------------------------------------------------------------------------------
Mid-Cap Value Fund                   4,666,898.69              1,501,735.32          12,245,778.72
--------------------------------------------------------------------------------------------------
Small-Cap Equity Fund                4,502,858.92              7,258,791.26          10,256,090.72
--------------------------------------------------------------------------------------------------
Large-Cap Growth Index Fund                    --             37,622,091.86           1,873,911.80
--------------------------------------------------------------------------------------------------
Large-Cap Value Index Fund                     --             27,766,517.71              37,623.76
--------------------------------------------------------------------------------------------------
Equity Index Fund                              --             61,262,876.86                     --
--------------------------------------------------------------------------------------------------
S&P 500 Index Fund                             --             33,775,146.33           6,341,305.23
--------------------------------------------------------------------------------------------------
Mid-Cap Growth Index Fund                      --              2,017,822.41              30,009.29
--------------------------------------------------------------------------------------------------
Mid-Cap Value Index Fund                       --              2,787,573.50              16,992.65
--------------------------------------------------------------------------------------------------
Mid-Cap Blend Index Fund                       --              3,678,421.67             303,438.36
--------------------------------------------------------------------------------------------------
Small-Cap Growth Index Fund                    --              5,261,566.08              90,084.21
--------------------------------------------------------------------------------------------------
Small-Cap Value Index Fund                     --              5,001,943.55              80,032.28
--------------------------------------------------------------------------------------------------
Small-Cap Blend Index Fund                     --              9,589,714.63              27,011.24
--------------------------------------------------------------------------------------------------
International Equity Index Fund                --             10,284,949.96              37,998.60
--------------------------------------------------------------------------------------------------
Real Estate Securities Fund         10,332,969.24             15,817,406.47           8,787,899.09
--------------------------------------------------------------------------------------------------
Social Choice Equity Fund                      --              9,600,840.56           4,447,029.03
--------------------------------------------------------------------------------------------------
Bond Fund                                      --            130,949,369.43                     --
--------------------------------------------------------------------------------------------------
Inflation-Linked Bond Fund           6,326,951.48             27,172,970.32                     --
--------------------------------------------------------------------------------------------------
Money Market Fund                              --            183,390,244.53                     --
--------------------------------------------------------------------------------------------------
                                Lifecycle Funds
--------------------------------------------------------------------------------------------------
Lifecycle Fund -- 2010 Fund                                      257,722.99
--------------------------------------------------------------------------------------------------
Lifecycle Fund -- 2015 Fund                                      421,057.29
--------------------------------------------------------------------------------------------------
Lifecycle Fund -- 2020 Fund                                      194,924.43
--------------------------------------------------------------------------------------------------
Lifecycle Fund -- 2025 Fund                                      302,990.10
--------------------------------------------------------------------------------------------------
Lifecycle Fund -- 2030 Fund                                      198,883.26
--------------------------------------------------------------------------------------------------
Lifecycle Fund -- 2035 Fund                                      198,587.53
--------------------------------------------------------------------------------------------------
Lifecycle Fund -- 2040 Fund                                      153,826.69
--------------------------------------------------------------------------------------------------

How Many Votes Must Be Present for a Quorum or to Pass a Vote?
In order to hold the meeting and vote on the items on the agenda, we will need to have a quorum of shareholders present (in person or by proxy) at the meeting. A quorum means 10% of the votes that are entitled to be cast. In determining whether a quorum has been reached, abstentions and broker non-votes are counted as being present at the meeting.

If a quorum is not present at the meeting, or if a quorum is present at the meeting but sufficient votes to approve one or more of the proposed items is not received, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose and vote for one or more adjournments of the meeting in order to permit the solicitation of additional votes. Any of the proposals in this proxy statement may be voted on prior to any adjournment if sufficient votes have been received for a proposal and such vote is otherwise appropriate.


Votes to elect the Trustees and to ratify the selection of independent registered public accounting firm under Proposals 1 and 2 will be counted for the Funds collectively as a group and not on a Fund-by-Fund basis. Each Trustee will be elected if he or she receives more "for" votes than the number of votes that are "withheld" and the selection of the independent registered public accounting firm will be ratified if this proposal receives more votes "for" than "against." Abstentions and broker non-votes are not counted as a vote for or against one or more nominees for Trustee or for or against ratification of the independent registered public accounting firm, which means they will have no effect on these proposals.

In contrast to the election of Trustees and ratification of the independent registered public accounting firm, the investment management agreement under Proposal 3 must be approved by shareholders of each individual Fund, and will require the affirmative vote of either (1) more than 50% of the eligible votes of the Fund, or (2) 67% or more of the votes present (in person or by proxy) at the meeting, if more than 50% of the eligible votes are present at the meeting in person or by proxy. Abstentions and broker non-votes will not count towards the number of votes in favor of the investment management agreement, which means they will have the effect of a vote against this proposal.

Similarly, the adoption of the Distribution Plan for the Retail Class Funds under Proposal 4, must be approved by shareholders of each individual Fund affected. Only Retail Class shareholders of each Fund will be able to vote to adopt the Distribution Agreement with respect to such Fund. For each Retail Class Fund, the approval of the adoption of the Distribution Plan will require the affirmative vote of either (1) more than 50% of the eligible votes of the Retail Class shares of the Fund, or (2) 67% or more of the votes present (in person or by proxy) at the meeting, if more than 50% of the eligible votes are present at the meeting in person or by proxy. Abstentions and broker non-votes will not count towards the number of votes in favor of the Distribution Plan, which means they will have the effect of a vote against this proposal.

PROPOSAL 1 -- ELECTION OF TRUSTEES


The Board of Trustees, which is composed entirely of Trustees who are not interested persons of the Institutional Funds or of the Advisor, unanimously recommends that the shareholders of the Funds vote for the election of all of the nominated Trustees.

We are holding elections of the Trustees in order to give you an opportunity to evaluate the people who oversee the Funds. We are also electing Trustees at this time in order to ensure that a sufficient number of Trustees have been elected by shareholders. (Generally, shareholders must have elected at least two-thirds of the Trustees.) At the meeting, you will be asked to elect the following nominees as members of the Board to serve until their successors are elected and qualified: Nancy L. Jacob, Willard T. Carleton, Eugene Flood, Jr., Howell E. Jackson, Bevis Longstreth, Bridget A. Macaskill, Maceo K. Sloan and Ahmed H. Zewail. The terms of the elected Trustees will be indefinite and the Board may appoint one or more new Trustees to fill vacancies on the Board that occur after this election, subject to certain limitations under the Investment Company Act of 1940, as amended (the "1940 Act").


Information Concerning the Nominees


Below is information about the nominees. All of the nominees except for Eugene Flood, Jr. and Howell E. Jackson currently serve as Trustees of the Institutional Funds and of the College Retirement Equities Fund ("CREF"), TIAA-CREF Mutual Funds, TIAA Separate Account VA-1, and TIAA-CREF Life Funds (collectively, the "TIAA-CREF Fund Complex").

(PICTURE)

Nancy L. Jacob, 62, has been President and Managing Principal of Windermere Investment Associates since 1997. She is also a member of the board of directors and the chairman of the investment committee of the Okabena Company. She was previously Chairman and Chief Executive Officer of CTC Consulting, Inc. (1994 -
1997) and Executive Vice President, U.S. Trust of the Pacific Northwest (1993 -
1996). Dr. Jacob received a B.A. from the University of Washington and a Ph.D. from the University of California, Irvine. Dr. Jacob has served as a Trustee since 1979, and as chairman of the Board of Trustees since 2005.

(PICTURE)

Willard T. Carleton, 71, has been Professor of Finance Emeritus at the College of Business and Public Administration of the University of Arizona since 2001. From 1999 to 2001, he was the Donald R. Diamond Professor of Finance, and from 1984 to 1999 he was the Karl L. Eller Professor of Finance, at the University of Arizona. Dr. Carleton earned an A.B. and M.B.A. at Dartmouth College and an M.A. and Ph.D. from the University of Wisconsin. Dr. Carleton served as a trustee of Teachers Insurance and Annuity Association of America ("TIAA") from 1984-2003, and has served as a Trustee since 2003.

(PICTURE)

Eugene Flood, Jr., 49, has been President and Chief Executive Officer (since
2000) and a director (since 1994) of Smith Breeden Associates, Inc. Prior to joining Smith Breeden as President and CEO in 2000, he was a Portfolio Manager at Morgan Stanley Asset Management. Dr. Flood serves on the Visiting Committee for the Economics Department and the Dean's Advisory Committee of the Massachusetts Institute of Technology's Sloan School of Management, the Board of Visitors of the Fuqua School of Business of Duke University, Board of Visitors of the University of North Carolina at Chapel Hill and the Board of Directors of the Society of Quantitative Analysts. Dr. Flood has a Bachelor of Arts in Economics from Harvard University, and a Ph.D. in Economics from the Massachusetts Institute of Technology. Dr. Flood, whose nomination was recommended by a current Trustee, is a first-time nominee to the Board.

(PICTURE)

Howell E. Jackson, 51, has been on the faculty of the Harvard Law School since 1989, and has been James S. Reid, Jr. Professor of Law since 2004 and Vice Dean for Administration and Budget since 2003. Dr. Jackson has a B.A. degree from Brown University and a joint J.D./M.B.A. degree from Harvard University. Dr. Jackson, whose nomination was recommended by a current trustee, is a first-time nominee to the Board.

(PICTURE)

Bevis Longstreth, 71, is a retired partner of the law firm of Debevoise & Plimpton. Until 1997, he was a partner of the same firm, and from 1998 to 2001 he was Of Counsel to that firm. Mr. Longstreth served as a commissioner of the U.S. Securities and Exchange Commission from 1981 to 1984, and as an adjunct professor at Columbia University School of Law from 1994 to 1999. Mr. Longstreth is a member of the board of directors of AMVESCAP, PLC, and of Grantham, Mayo & Von Otterloo & Co., LLC (GMO). He is a member of the Standing Advisory Group of the Public Company Accounting Oversight Board (PCAOB) and a member of the finance committee of the Rockefeller Family Fund. He serves as a trustee of the New School University, and the Textile Museum, and is a member of the Advisory Board of the Center for Public Integrity. Mr. Longstreth received a B.S.E. from Princeton University and a J.D. from Harvard University. Mr. Longstreth has served as a Trustee since 1996.

(PICTURE)


Bridget A. Macaskill, 56, was formerly the Chairman and Chief Executive Officer of Oppenheimer Funds, Inc. She joined Oppenheimer Funds, Inc. in 1983 and served in various capacities at that firm, being appointed Chief Operating Officer in 1989, President in 1991, Chief Executive Officer in 1995 and Chairman in 2000. Ms. Macaskill serves on the boards of directors of J Sainsbury plc and Prudential plc, and on the boards of a number of not-for-profit organizations. She also serves as Independent Consultant to Merrill Lynch, appointed under the terms of the Global Research Settlement, since 2003. She received a B.S with honors from the University of Edinburgh. Ms. Macaskill has served as a Trustee since 2003.


(PICTURE)

Maceo K. Sloan, 55, has been the Chairman, President and CEO of Sloan Financial Group, Inc. since 1991, Chairman, CEO and CIO of NCM Capital Management Group, Inc., since 1991, and Chairman and CEO, NCM Capital Advisers Inc., since 2003. Mr. Sloan is a director of SCANA Corporation and M&F Bancorp, Inc. Mr. Sloan received a B.A. from Morehouse College, an M.B.A. from Georgia State University, and a J.D. from North Carolina Central University School of Law. Mr. Sloan has served as a Trustee since 1991.

(PICTURE)

Ahmed H. Zewail, 59, has been the Linus Pauling Professor of Chemistry and Professor of Physics since 1996 and the Director of the NSF Laboratory for Molecular Sciences at the California Institute of Technology (Caltech), Pasadena since 1995. He serves on the boards of various national and international foundations and universities, and holds the Honorary Chair at the United Nations University. Dr. Zewail was awarded the 1999 Nobel Prize for his groundbreaking work in the development of femtoscience. He received a B.S. and M.S. from Alexandria University, a Ph.D. from the University of Pennsylvania, and numerous honorary degrees. Dr. Zewail has served as a Trustee since 2004.

Each of the nominees has consented to serve if elected. If any nominee is unavailable to serve when the meeting is held, the persons designated as proxies may cast your votes for a substitute chosen by the current Board of Trustees.


Current Trustees and Executive Officers

The following tables include certain information about the current Trustees and officers of the Institutional Funds, including positions currently held with the Institutional Funds, the length of office and time served, and principal occupations in the last five years. The table also includes the number of portfolios in the TIAA-CREF Fund Complex overseen by each Trustee and certain other directorships held by each of them. The table also includes information on the nominees for election as Trustees that have never served on the Board before. The first table includes information about the Trustees and nominees and the second table includes information about the Institutional Funds' officers.

Trustees

                                                                                                     Number of
                                                                                                     Portfolios
                                                                                                     in Fund
                          Position(s) Term of Office                                                 Complex     Other
                          Held with   and Length of  Principal Occupation(s) During                  Overseen    Directorships
Name, Address and Age     Fund        Time Served    Past 5 Years                                    by Trustee  Held by Trustees
====================================================================================================================================
Nancy L. Jacob            Chairman    Indefinite     President and Managing Principal, Windermere    60          Director and
Windermere                of the      term. Trustee  Investment Associates, 1997 - present.                      Chairman of the
Investment Associates     Board,      since 1999.    Formerly, Chairman and Chief Executive                      Investment
121 S.W. Morrison Street  Trustee                    Officer, CTC Consulting, Inc., 1994 - 1997,                 Committee of the
Suite 925                                            and Executive Vice President, U.S.                          Okabena Company
Portland, OR 97204                                   Institutional Funds of the Pacific Northwest,               (financial
Age: 62                                              1993 - 1998.                                                services).

Willard T. Carleton       Trustee     Indefinite     Professor of Finance Emeritus, University of    60          None
4911 E. Parade Ground                 term. Trustee  Arizona, College of Business and Public
Loop                                  since 2003     Administration, 2001 - present. Formerly,
Tucson, AZ 85712-6623                                Donald R. Diamond Professor of Finance,
Age: 71                                              University of Arizona, 1999 - 2001, and Karl
                                                     L. Eller Professor of Finance, University of
                                                     Arizona, 1984 - 1999. Trustee of TIAA, 1984 -
                                                     2003.

Eugene Flood, Jr.         Nominee     Nominated      President, Chief Executive Officer (since       N/A         None
Smith Breeden             for         for an         2000) and a Director (since 1994) of Smith
Associates, Inc.          Trustee     indefinite     Breeden Associates, Inc. (investment
Chapel Hill,                          term.          advisor).
North Carolina 27517
Age: 49

Trustees continued


                                                                                                     Number of
                                                                                                     Portfolios
                                                                                                     in Fund
                          Position(s) Term of Office                                                 Complex     Other
                          Held with   and Length of  Principal Occupation(s) During                  Overseen    Directorships
Name, Address and Age     Fund        Time Served    Past 5 Years                                    by Trustee  Held by Trustees
====================================================================================================================================
Howell E. Jackson         Nominee     Nominated      James S. Reid, Jr. Professor of Law (since      N/A         None
Harvard Law School        for         for an         2004) and Vice Dean for Administration and
Griswold 5 South          Trustee     indefinite     Budget (since 2003) and on the faculty (since
1525 Massachusetts                    term.          1989) of Harvard Law School.
Avenue
Cambridge, Massachusetts
02138
Age: 51

Bevis Longstreth          Trustee     Indefinite     Retired Partner, Debevoise & Plimpton.          60          Member of Board
Debevoise & Plimpton                  term. Trustee  Formerly, Partner (1970 - 1981, 1984 - 1997)                of Directors of
919 Third Avenue                      since 1999.    and Of Counsel (1998 - 2001) of Debevoise &                 AMVESCAP, PLC
New York, NY 10022-6225                              Plimpton, Adjunct Professor at Columbia                     and Grantham,
Age: 71                                              University School of Law, 1994 - 1999 and                   Mayo & Von
                                                     Commissioner of the U.S. Securities and                     Otterloo & Co.,
                                                     Exchange Commission, 1981 - 1984.                           LLC (GMO)
                                                                                                                 (investment
                                                                                                                 management) and
                                                                                                                 a member of the
                                                                                                                 Standing Advisory
                                                                                                                 Group of the
                                                                                                                 Public Company
                                                                                                                 Accounting
                                                                                                                 Oversight Board
                                                                                                                 (PCAOB) and the
                                                                                                                 Finance Committee
                                                                                                                 of the Rockefeller
                                                                                                                 Family Fund.


Bridget A. Macaskill      Trustee     Indefinite     Independent Consultant to Merrill Lynch.        60          Director, J
160 East 81st Street                  term. Trustee  Appointed under the terms of the Global                     Sainsbury plc
New York, NY 10028                    since 2003.    Research Settlement, since 2003, and                        (food retailer),
Age: 56                                              principal, BAM Consulting. Formerly,                        Prudential plc,
                                                     Chairman, Oppenheimer Funds, Inc., 2000 -                   and International
                                                     2001. Chief Executive Officer, 1995 - 2001;                 Advisory Board,
                                                     President, 1991 - 2000; and Chief Operating                 British-American
                                                     Officer, 1989 - 1995 of that firm.                          Business Council.

Trustees continued


                                                                                                     Number of
                                                                                                     Portfolios
                                                                                                     in Fund
                          Position(s) Term of Office                                                 Complex     Other
                          Held with   and Length of  Principal Occupation(s) During                  Overseen    Directorships
Name, Address and Age     Fund        Time Served    Past 5 Years                                    by Trustee  Held by Trustees
====================================================================================================================================
Maceo K. Sloan            Trustee     Indefinite     Chairman, President and Chief Executive         60          Director, SCANA
NCM Capital                           term. Trustee  Officer, Sloan Financial Group, Inc., since                 Corporation
Management Group, Inc.                since 1999.    1991; Chairman, CEO and CIO, NCM Capital                    (energy holding
2634 Durham-Chapel                                   Management Group, Inc., since 1991; and                     company) and
Hill Boulevard                                       Chairman and CEO, NCM Capital Advisers Inc.,                M&F Bancorp, Inc.
Suite 206                                            since 2003.
Durham, NC 27707
Age: 55

Ahmed H. Zewail           Trustee     Indefinite     Linus Pauling Chair Professor of Chemistry      60          None
California Institute                  term. Trustee  and Professor of Physics, Caltech, since
Of Technology                         since 2004.    1996; and Director, NSF Laboratory for
Arthur Amos Noyes                                    Molecular Sciences (LMS), Caltech, since
Laboratory of                                        1995.
Chemical Physics
Mail Code 127-72
1200 East California
Boulevard
Pasadena, CA 91125
Age: 59

Officers

                                               Term of Office
Name, Address             Position(s) Held     and Length of         Principal Occupation(s) During
and Age                   with Fund            Time Served           Past 5 Years
====================================================================================================================================
Herbert M. Allison, Jr.   President and        Indefinite term.      Chairman, President and Chief Executive Officer of TIAA since
TIAA-CREF                 Chief Executive      President and         2002. President and Chief Executive Officer of CREF, TIAA-CREF
730 Third Avenue          Officer              Chief Executive       Mutual Funds, TIAA-CREF Institutional Mutual Funds, TIAA-CREF
New York, NY 10017-3206                        Officer since         Life funds and TIAA Separate Account VA-1 (these funds are
Age: 61                                        2002.                 collectively referred to as the "TIAA- CREF Funds") since
                                                                     2002. Formerly, President and Chief Executive Officer of
                                                                     Alliance for LifeLong Learning, Inc., 2000 - 2002. President,
                                                                     Chief Operating Officer and Member of the Board of Directors
                                                                     of Merrill Lynch & Co., Inc., 1997-1999. Member of the Board
                                                                     of Directors, New York Stock Exchange.


Gary Chinery              Vice President       Indefinite term.      Vice President and Treasurer of TIAA and the TIAA-CREF Funds
TIAA-CREF                 and Treasurer        Vice President        since 2004. Vice President and Treasurer of Advisors,
730 Third Avenue                               and Treasurer         TIAA-CREF Investment Management, LLC ("Investment
New York, NY 10017-3206                        since 2004.           Management"), TIAA-CREF Individual and Institutional Services,
Age: 55                                                              LLC ("Services"), Teachers Personal Investors Services, Inc.
                                                                     ("TPIS"), TIAA-CREF Tuition Financing, Inc. ("Tuition
                                                                     Financing") and TIAA-CREF Life Insurance Company ("TIAA-CREF
                                                                     Life").


Scott C. Evans            Executive Vice       Indefinite term.      Executive Vice President and Chief Investment Officer of TIAA
TIAA-CREF                 President and        Executive Vice        since 2004 and the TIAA-CREF Funds since 2003. President and
730 Third Avenue          Chief                President since       Chief Executive Officer of Investment Management and Advisors.
New York, NY 10017-3206   Investment           1999. Chief           Director of Advisors and TIAA-CREF Life. Formerly, Executive
Age: 45                   Officer              Investment Officer    Vice President, CREF Investments.
                                               since 2004.

Officers continued

                                               Term of Office
Name, Address             Position(s) Held     and Length of         Principal Occupation(s) During
and Age                   with Fund            Time Served           Past 5 Years
====================================================================================================================================
I. Steven Goldstein       Executive Vice       Indefinite term.      Executive Vice President, Public Affairs, of TIAA and the
TIAA-CREF                 President            Executive Vice        TIAA-CREF Funds since 2003. Formerly, Advisor for McKinsey &
730 Third Avenue                               President since       Company, 2003; Vice President, Corporate Communications for
New York, NY 10017-3206                        2003.                 Dow Jones & Co. and The Wall Street Journal, 2001 - 2002; and
Age: 52                                                              Senior Vice President and Chief Communications Officer for
                                                                     Insurance Information Institute, 1993 - 2001.


E. Laverne Jones          Vice President       Indefinite term.      Vice President and Corporate Secretary
TIAA-CREF                 and Corporate        Vice President        of TIAA and the TIAA-CREF Funds
730 Third Avenue          Secretary            and Corporate         since 1998.
New York, NY 10017-3206                        Secretary since
Age: 56                                        1999.

Susan S. Kozik            Executive Vice       Indefinite term.      Executive Vice President and Chief Technology Officer of TIAA
TIAA-CREF                 President            Executive Vice        and the TIAA-CREF Funds since 2003. Formerly, Vice President
730 Third Avenue                               President since       of IT Operations and Services, Lucent Technologies, 2000 -
New York, NY 10017-3206                        2003.                 2003; and Senior Vice President and Chief Technology Officer,
Age: 47                                                              Penn Mutual Life Insurance Company, 1997 - 2000.




George W. Madison         Executive Vice       Indefinite term.      Executive Vice President and General Counsel of TIAA and the
TIAA-CREF                 President            Executive Vice        TIAA-CREF Funds since 2003. Formerly, Executive Vice
730 Third Avenue                               President since       President, Corporate Secretary, and General Counsel of
New York, NY 10017-3206                        2003.                 Comerica Incorporated, 1997 - 2003.
Age: 51


Erwin W. Martens          Executive Vice       Indefinite term.      Executive Vice President, Risk Management, of TIAA and the
TIAA-CREF                 President            Executive Vice        TIAA-CREF Funds since 2003. Director of Advisors, Services,
730 Third Avenue                               President since       TPIS, Tuition Financing and TIAA-CREF Life and Manager of
New York, NY 10017-3206                        2003.                 Investment Management. Formerly, Managing Director and Chief
Age: 49                                                              Risk Officer, Putnam Investments, 1999 - 2003; and Head and
                                                                     Deputy Head of Global Market Risk Management, 1997 - 1999.

Officers continued


                                               Term of Office
Name, Address             Position(s) Held     and Length of         Principal Occupation(s) During
and Age                   with Fund            Time Served           Past 5 Years
====================================================================================================================================
Frances Nolan             Executive Vice       Indefinite term.      Executive Vice President, Client Services, of TIAA and the
TIAA-CREF                 President            Executive Vice        TIAA-CREF Funds since 2000. President, Chief Executive Officer
730 Third Avenue                               President since       and Manager of Services. Director of TPIS, Tuition Financing
New York, NY 10017-3206                        2000.                 and TIAA-CREF Life. Formerly, Executive Vice President,
Age: 47                                                              Retirement Services, CREF and TIAA, 2000 - 2003; Vice
                                                                     President, Eastern Division, 1994 - 2000.

Russell Noles             Vice President       Indefinite term.      Vice President and Acting Chief Financial Officer of TIAA and
TIAA-CREF                 and Acting           Acting Chief          the TIAA-CREF Funds, Vice President of Advisors, TPIS, Tuition
730 Third Avenue          Chief Financial      Financial Officer     Financing and Investment Management and Services since 2005.
New York, New York        Officer*             since 2005.           Director of Advisors, TPIS, Tuition Financing and Manager of
10017-3206                                                           Investment Management and Services since 2005. Formerly Vice
Age: 46                                                              President, Internal Audit of TIAA and the TIAA-CREF Funds,
                                                                     2004 - 2005; Vice President of Internal Audit of the St. Paul
                                                                     Companies, 2001 - 2004, of Quest Communications, 2000 - 2001
                                                                     and of US WEST, Inc., 1998 - 2000.

Dermot J. O'Brien         Executive Vice       Indefinite term.      Executive Vice President, Human Resources, of TIAA and the
TIAA-CREF                 President            Executive Vice        TIAA-CREF Funds since 2003. Director, TIAA-CREF Life.
730 Third Avenue                               President since       Formerly, First Vice President and Head of Human Resources,
NY 10017-3206                                  2003.                 International Private Client Division, Merrill Lynch & Co.,
Age: 39                                                              1999 - 2003; and Vice President and Head of Human Resources,
                                                                     Japan Morgan Stanley, 1998 - 1999.


* Elizabeth A. Monrad, Executive Vice President and Chief Financial Officer, is currently on unpaid leave of absence.

Officers continued

                                               Term of Office
Name, Address             Position(s) Held     and Length of         Principal Occupation(s) During
and Age                   with Fund            Time Served           Past 5 Years
====================================================================================================================================
Bertram L. Scott          Executive Vice       Indefinite term.      Executive Vice President, Product Management, of TIAA and the
TIAA-CREF                 President            Executive Vice        TIAA-CREF Funds since 2003. Chairman of the Board, President
730 Third Avenue                               President since       and Chief Executive Officer of TIAA-CREF Life. Director of
New York, NY 10017-3206                        2000.                 TPIS; Manager of Services; President and Director of Tuition
Age: 54                                                              Financing. Member of the Board of Directors of Becton,
                                                                     Dickenson Co.; Trustee of the University of North Carolina
                                                                     Charlotte; President and Chief Executive Officer, Horizon
                                                                     Mercy, 1996 - 2000.

Trustee Equity Ownership


The following table includes information relating to equity securities beneficially owned by all current Trustees and nominees in the Funds and in all registered investment companies in the same "family of investment companies" as the Funds as of May 20, 2005. This family of investment companies includes all of the members of the TIAA-CREF Fund Complex.

                                                                     Aggregate Dollar Range of
                         Dollar Range of                             Equity Securities in All
                         Equity Securities in the                    Registered Investment Companies
Name                     Institutional Funds                         in Family of Investment Companies
=======================================================================================================
Nancy L. Jacob           None                                        Over $100,000
-------------------------------------------------------------------------------------------------------
Willard T. Carleton      None                                        Over $100,000
-------------------------------------------------------------------------------------------------------
Eugene Flood, Jr.        None                                        None
-------------------------------------------------------------------------------------------------------
Howell E. Jackson        None                                        Over $100,000
-------------------------------------------------------------------------------------------------------
Bevis Longstreth         International Equity Fund -- Retirement     Over $100,000
                         Class -- Over $100,000
-------------------------------------------------------------------------------------------------------
Bridget A. Macaskill     International Equity Fund -- Retirement     $50,001-$100,000
                         Class -- $10,001 - $50,000
                         Large-Cap Value Fund -- Retirement
                         Class -- $10,001 - $50,000
                         Mid-Cap Value Fund -- Retirement
                         Class -- $10,001 - $50,000
                         Mid-Cap Growth Fund -- Retirement
                         Class -- $10,001 - $50,000
                         Small-Cap Equity Fund -- Retirement
                         Class -- $10,001 - $50,000
-------------------------------------------------------------------------------------------------------
Maceo K. Sloan           None                                        Over $100,000
-------------------------------------------------------------------------------------------------------
Ahmed H. Zewail          None                                        Over $100,000
-------------------------------------------------------------------------------------------------------

Trustee Compensation

The following table sets forth the compensation paid to the Trustees for their service to the Funds and the TIAA-CREF Fund Complex for the fiscal year ended September 30, 2004.


                         Aggregate                   Pension or Retirement     Total Compensation
                         Compensation from           Benefits Accrued as       from TIAA-CREF
Name                     the Institutional Funds     Part of Fund Expenses     Fund Complex1
=================================================================================================
Nancy L. Jacob           $2,505.09                   $1,440.26                 $ 79,250.00
-------------------------------------------------------------------------------------------------
Willard T. Carleton      $2,868.63                   $1,133.44                 $ 91,250.00
-------------------------------------------------------------------------------------------------
Martin J. Gruber(2)      $3,230.98                   $1,440.26                 $102.500.00
-------------------------------------------------------------------------------------------------
Bevis Longstreth(3)      $2,590.01                   $1,440.26                 $ 81,250.00
-------------------------------------------------------------------------------------------------
Bridget A. Macaskill     $1,885.32                   $1,133.44                 $ 62,250.00
-------------------------------------------------------------------------------------------------
Stephen A. Ross(2)(3)    $3,110.32                   $1,440.26                 $ 98,250.00
-------------------------------------------------------------------------------------------------
Maceo K. Sloan(3)        $2,985.97                   $1,440.26                 $ 94,000.00
-------------------------------------------------------------------------------------------------
Robert W. Vishny(2)      $1,435.86                   $1,049.52                 $ 45,250.00
-------------------------------------------------------------------------------------------------
Ahmed H. Zewail(3)(4)    $  891.91                   $  781.49                 $ 29,000.00
-------------------------------------------------------------------------------------------------


(1) Includes a portion of fees attributed to service on the CREF, TIAA-CREF Mutual Funds and TIAA-CREF Life Funds Boards and the Management Committee of TIAA Separate Account VA-1.

(2) These are former Trustees.


(3) This compensation, or a portion of it, was not actually paid based upon the prior election of the Trustee to defer receipt of payment in accordance with the provisions of deferred compensation plans for non-officer Trustees. Excluding this year's deferrals, a total of $1,525,564.49 earned across the fund complex has been deferred for prior years' service, including interest through September 30, 2004, for all Trustees who had elected to defer their compensation.


(4) Dr. Zewail was appointed as a Trustee on June 16, 2004.

The Funds have a long-term compensation plan for non-officer Trustees. Currently, under this unfunded plan, annual contributions equal to 125% of the basic annual Trustee retainer are allocated to notional CREF and TIAA annuity accounts chosen by the Trustee. Benefits will be paid after the Trustee leaves the Board in a lump sum or in annual installments over 5, 10, 15 or 20 years, as requested by the Trustee. The Board may waive the mandatory retirement policy for the Trustees, which would delay the commencement of benefit payments until the Trustee eventually retires from the Board. Pursuant to a separate deferred compensation plan, non-officer Trustees also have the option to defer payment of their basic retainer, additional retainers, and/or meeting fees and allocate these amounts to notional TIAA and CREF accounts chosen by the individual Trustee. Benefits under that plan are also paid in a lump sum or annual installments over 5, 10, 15 or 20 years, as requested by the Trustee, after the Trustee leaves the Board. The compensation table above does not reflect any payments under the long-term compensation plan.

The Board recently approved an increase in Trustee compensation, to become effective July 1, 2005, at the following rates: an annual retainer of $45,000; a Board and committee meeting fee of $1,800; an annual long-term compensation contribution of $75,000 (replacing the 125% of the retainer formula described above); a committee chair fee of $10,000; a Board chair fee of $15,000; and an Audit Committee member fee of $5,000. Trustee compensation reflects service to all of the investment companies within the TIAA-CREF Fund Complex and is pro-rated to those companies based upon assets under management. The level of compensation is evaluated regularly and is based on a study of compensation at comparable companies, the time and responsibilities required of the Trustees, and the need to retain and attract well-qualified Board members.


Committees

The Board has appointed the following standing committees, each with specific responsibilities for aspects of the Funds' operations:


1. An Audit Committee, which audits and examines the records and affairs of the Institutional Funds, as it deems necessary, using the Funds' independent registered public accounting firm or others. The Audit Committee is charged with, among other things, approving the appointment, compensation, retention (or termination) and oversight of the work of the independent registered public accounting firm. The Audit Committee has adopted a formal written charter that is available upon request. During 2004, the Audit Committee held seven meetings. The current members of the Audit Committee are Mr. Sloan (chair), Dr. Carleton, and Ms. Macaskill. Mr. Sloan serves as the audit committee financial expert.


2. A Finance Committee, which oversees the management of the Institutional Funds' investments subject to appropriate oversight by the full Board of Trustees. During 2004, the Finance Committee held four meetings. The current members of the Finance Committee are Dr. Jacob (chair), Dr. Carleton, Mr. Longstreth, Ms. Macaskill, Mr. Sloan and Dr. Zewail.

3. A Corporate Governance and Social Responsibility Committee, which addresses all corporate social responsibility and corporate governance issues, including the voting of proxies of portfolio companies of the Funds and the initiation of appropriate shareholder resolutions. During 2004, the Corporate Governance and Social Responsibility Committee held three meetings. The current members of the Corporate Governance and Social Responsibility Committee are Mr. Longstreth (chair), Dr. Carleton, and Dr. Zewail.

4. An Executive Committee, which generally is vested with full Board powers between Board meetings on matters not specifically addressed by the full Board. During 2004, the Executive Committee held no meetings. The current members of the Executive Committee are Dr. Jacob (chair), Mr. Longstreth, and Mr. Sloan.

5. A Nominating and Governance Committee, which nominates certain officers and the members of the standing committees of the Board, and recommends candidates for election as Trustees. The Committee was established in June 2004 as a successor to the Nominating and Personnel Committee. During 2004, the Nominating and Personnel Committee held five meetings and the Nominating and Governance Committee held three meetings. The current members of the Nominating and Governance Committee are Dr. Jacob (chair) and Mr. Longstreth.


Board Meetings

There were 12 meetings of the Board during 2004 and an additional 6 meetings from January 1, 2005 to May 17, 2005. All current Trustees attended at least 75% of the meetings of the Board and of the meetings of the Board committees on which they serve.


Trustee Nomination Process

Institutional Funds solicits names of candidates for the Board of Trustees from various sources as the Nominating and Governance Committee may determine appropriate. Those names are transmitted to the Nominating and Governance Committee for its review and consideration. The Committee may, from time to time, retain third party search firms to identify nominee candidates whose competencies meet criteria the Board deems important to the Funds. In addition, the Committee will entertain recommendations from current Trustees, Fund shareholders and others.

The Committee reviews the information submitted on the backgrounds and qualifications of those persons recommended. In considering current Trustees for renomination to the Board, the Committee will evaluate each Trustee's Board and committee participation, contributions to the management of Institutional Funds and attendance at Board and committee meetings. In preparing a slate of Trustee candidates, the Nominating and Governance Committee seeks to ensure broad, diverse representation of academic, business and professional views. Once the Committee reviews the candidates, it submits final nominations to the Board of Trustees.

As vacancies arose on the Board this year, a third-party search firm was retained to assist the Nominating and Governance Committee in identifying candidates with qualifications appropriate to the Board's current and future needs. In addition to candidates identified by the search firm, the Committee also considered candidates suggested by the Trustees and obtained by other means. The two new 2005 nominees, Eugene Flood, Jr. and Howell E. Jackson, were each recommended by current Trustees.


Recommendations From Shareholders Regarding Nominations

Shareholders may submit recommendations for candidates to the Board by forwarding the names and backgrounds of nominees to the Corporate Secretary's office at 730 Third Avenue, New York, NY 10017-3206. These communications will be forwarded to the

Board in accordance with policies concerning shareholder communications that have been approved by a majority of the Trustees.


Trustee Qualifications


The Board of Trustees has determined that the Board should be comprised of individuals who can contribute sound business judgment to board deliberations and decisions, based on their relevant business, management, professional, academic or governmental service experience. Candidates for the Board should have reached a senior level in their chosen field, be of uncompromised integrity, and be able to fulfill their responsibilities as Trustees without conflict. The Board should reflect diversity of gender, race, age and experience and at least one Trustee should qualify as a financial expert for service on the Audit Committee. Each Trustee should be prepared to devote substantial time and effort to Board duties and should limit the number of their other board memberships in order to provide such service to the Institutional Funds. Candidates for the Board should be individuals with an understanding of and affinity for academia, and a demonstrated ability to work in a constructive manner with other Trustees and management.

When seeking to fill a specific opening on the Board, the Nominating and Governance Committee will consider the specific needs of the Board at the time to assure an overall balance and range of specialized knowledge, skills, expertise and diversity to provide the foundation for a successful Board.


A candidate for service as an independent Trustee must not be an "interested person" of Institutional Funds, Advisors or Advisors' affiliates as that term is defined in the 1940 Act, and must otherwise meet the independence requirements of the New York Stock Exchange or applicable rules. Each candidate must provide such information requested by Institutional Funds as may be reasonably necessary to enable the Board to assess the candidate's eligibility.


Shareholder Communications With Trustees


Letters or e-mails from participants addressed to the Board of Trustees or individual Trustees may be sent to the Corporate Secretary's office at 730 Third Avenue, New York, NY 10017-3206. These communications will be forwarded to the Institutional Funds' Chairman in accordance with policies concerning shareholder communications that have been approved by a majority of the independent Trustees.

PROPOSAL 2 -- RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees has unanimously approved the selection of PricewaterhouseCoopers as the Funds' Independent Registered Public Accounting Firm, and recommends that the shareholders of the Funds ratify the selection thereof.

Ernst & Young LLP ("Ernst & Young") served as independent registered public accounting firm to the Institutional Funds for the fiscal year ended September 30, 2004. On February 28, 2005, the Board and the Audit Committee determined, and Ernst & Young agreed, that the relationship between Ernst & Young and the Institutional Funds would cease. Ernst & Young, the Board, and the Audit Committee concur that such a decision constitutes an indication by Ernst & Young that it declined to stand for re-appointment to serve as the Funds' independent registered public accounting firm for the current fiscal year. At its February 28, 2005 meeting, the Board, including a majority of the independent Trustees, selected PricewaterhouseCoopers LLP ("PWC") to serve as independent registered public accountants for the Institutional Funds for the fiscal year ending September 30, 2005. PWC was selected following a competitive bidding process that had been initiated in November 2004 by TIAA and the TIAA-CREF Fund Complex.

In making their selection, the Board discussed with PWC all issues involving relationships among PWC, TIAA and the TIAA-CREF Funds, and their affiliates, that could reasonably be thought to bear on PWC's independence, and concluded that PWC was independent. PWC confirmed its independence to the Board. As part of this process, the Board considered that while PWC would also serve as the independent registered public accounting firm for TIAA and the Advisor, this would not compromise PWC's independence. They considered that this arrangement would produce a more cost-effective audit and received an agreement from PWC that the Board would be informed if any unprivileged material issues arose in the course of the audit of TIAA and its subsidiaries. Additionally, the Board took into consideration that the Funds' and TIAA's audits would be overseen by different PWC audit partners.

As the Institutional Funds' independent registered public accounting firm, PWC will perform audits of the Institutional Funds' financial statements. To maintain independence and avoid even the appearance of conflicts of interest, the Institutional Funds, as a policy, does not engage PWC for management advisory or consulting services.


Representatives of PWC will attend the meeting and be available at the meeting to respond to questions, but it is not expected that they will make any statement at the meeting. It is not expected that representatives of Ernst & Young will attend the meeting.

The reports of Ernst & Young for the two most recent fiscal years and the subsequent interim period through February 28, 2005 for the Funds contained no adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.


In connection with its audits for the two most recent fiscal years and the subsequent interim period through February 28, 2005: (i) there were no disagreements with Ernst & Young on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Ernst & Young, would have caused them to make reference to the subject matter of the disagreements in connection with its report on the financial statements for such fiscal years: and (ii) there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K. Ernst & Young has been provided a copy of the above disclosures, which is made in response to Item 304(a) of Regulation S-K under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, and Ernst & Young agrees with such disclosures.



Audit Fees

Ernst & Young's fees for professional services rendered for the audit of the Institutional Funds' annual financial statements for the fiscal years ended September 30, 2004 and September 30, 2003 were approximately $624,300 and $335,900, respectively.


Audit-Related Fees

No fees were paid to Ernst & Young for audit-related services rendered to the Funds for the fiscal years ended September 30, 2004 and September 30, 2003.


Tax Fees

Ernst & Young's fees for professional services rendered to the Funds for tax compliance, tax advice, and tax planning for the fiscal years ended September 30, 2004 and September 30, 2003 were approximately $115,100 and $110,000, respectively.


All Other Fees


Ernst & Young had no additional fees with respect to the Funds.



Pre-Approval Policy


The Audit Committee has adopted a Pre-Approval Policy for External Audit Firm Services (the "Policy"). The Policy describes the types of services that may be provided by the independent registered public accounting firm to the Funds without impairing the firm's independence. Under the Policy, the Audit Committee is required to pre-approve services to be performed by the

Institutional Funds' independent registered public accounting firm in order to ensure that such services do not impair the accounting firm's independence.

The Policy requires the Audit Committee to: (i) appoint the independent registered public accounting firm to perform the financial statement audit for the Funds and certain of its affiliates, including approving the terms of the engagement; and (ii) pre-approve the audit, audit-related and tax services to be provided by the independent registered public accounting firm and the fees to be charged for provision of such services from year to year.

All services provided by the independent registered public accounting firm to the Institutional Funds, the Advisor, or its affiliates for the fiscal years ended September 30, 2004 and September 30, 2003 were pre-approved by the Audit Committee pursuant to the Policy.



Auditor Fees for Related Entities

The aggregate non-audit fees by Ernst & Young for services rendered to the Funds, the Advisor or affiliates of the Advisor performing on-going services to the Funds, including TIAA, for the year ended December 31, 2004 were $319,800, and for the year ended December 31, 2003 were $281,000.

Ernst & Young's aggregate fees for professional services rendered in connection with the audit of financial statements for TIAA and CREF and their affiliated entities for the year ended December 31, 2004 were $7,703,700, and for the year ended December 31, 2003 were $3,955,300. Ernst & Young's aggregate fees for audit related-services provided to TIAA and CREF and their affiliated entities for the year ended December 31, 2004 were $204,800, and for the year ended December 31, 2003 were $171,000. Ernst & Young's aggregate fees for tax services provided to TIAA and CREF and their affiliated entities for the year ended December 31, 2004 were $250,600, and for the year ended December 31, 2003 were $229,900.

PROPOSAL 3 -- APPROVAL OF NEW INVESTMENT MANAGEMENT AGREEMENT


The Board has unanimously approved, and recommends that the shareholders of each Fund vote for the approval of, a new investment management agreement with respect to their Fund.


The Advisor currently manages each of the Funds under an investment management agreement, dated June 1, 1999, as amended September 3, 2002 and October 1, 2004 (the "Current Agreement"). In hindsight, it has become clear that the extremely low level of fees that the Advisor has been charging under the Current Agreement has been too low to cover its costs for operating the Funds, while sustaining a high quality of service for shareholders. In light of its ongoing losses, the Advisor has proposed a new investment management agreement for each Fund (the "Proposed Agreement"). After thorough and deliberate consideration of shareholders' interests, the Board of Trustees now is recommending that shareholders approve the Proposed Agreement. The Proposed Agreement will:

o Restructure the pricing and the services to be provided by the Advisor under the Current Agreement, which will increase the level of advisory fees on the Actively Managed Funds. See page __ for details on the fees to be charged under the Proposed Agreement. The "Actively Managed Funds" include the Growth Equity Fund, Growth & Income Fund, International Equity Fund, Large-Cap Value Fund, Mid-Cap Growth Fund, Mid-Cap Value Fund, Small-Cap Equity Fund, Real Estate Securities Fund, Social Choice Equity Fund, Bond Fund, Inflation-Linked Bond Fund and Money Market Fund.


o At the Board's request, introduce a breakpoint schedule for the Actively Managed Funds (except for Money Market Fund and Social Choice Equity Fund), which will modestly reduce the advisory fee rates on those Funds as total asset levels increase.

o Include provisions that will be applicable to all of the Funds making the Advisor responsible for providing certain additional management and administrative services necessary for the operation of the Funds, including providing office space, equipment and facilities for maintaining its operations and supervising relations with the Funds' other service providers. Many of these services are currently paid for by the Funds as "other expenses" under a service agreement with the Advisor, which will be discontinued if shareholders approve the Proposed Agreement (except with respect to retirement plan platform fees for the Retirement Class and the Lifecycle Funds). See page __ for more details.

This proposal was designed to provide the Advisor with a sustainable fee and expense structure for operating the Institutional Funds, so that overall expenses would continue to be competitive with the lower cost providers in the industry. This proposal is part of a larger effort to restructure TIAA-CREF's mutual fund offerings so that they will remain more fairly and competitively priced and continue to serve shareholder needs. If the Proposed Agreement is approved, a second step in the restructuring is expected to be the merger of the TIAA-CREF Retail Mutual Funds into the TIAA-CREF Institutional Funds, thereby creating one larger, consistently priced fund family. The details of why the Advisor is seeking shareholder approval of the Proposed Agreement are discussed below. The factors considered by the Board in determining the reasonableness and fairness of the Proposed Agreement are described starting on page 31 under the heading "What did the Board of Trustees Consider in Approving the Proposed Agreement?" The Proposed Agreement is attached as Exhibit A.



Why is the Advisor Seeking to Restructure the Pricing of the Funds?

Since the Funds were established in 1999, the Advisor has been committed to providing quality services to the Funds at the lowest possible cost to shareholders. In hindsight, it has become clear that the extremely low level of fees that the Advisor has been charging to shareholders has been too low to cover its increasing costs for operating the Funds, while sustaining the level and quality of service shareholders deserve.

The Advisor is requesting a management fee increase on the Actively Managed Funds to enable the Advisor to continue to manage the Funds and provide high quality services to shareholders at low prices. It has become increasingly expensive to operate mutual funds due to higher compliance and regulatory costs and intensified competition for talented portfolio managers and other key investment management and administrative personnel. With the proposed new management fee rates, the Advisor will be able to:

o  Continue to manage the day-to-day business affairs of the Funds

o  Cover the costs of operating mutual funds

o  Retain and attract highly qualified investment professionals

o Increase the capacity of its investment management staff and expand the depth and scope of its analysts' coverage

o Continue to offer a high level of service to our shareholders and take steps to enhance those services.


Even with the proposed fee increase, the Actively Managed Funds would continue to be among the lower-priced offerings in the industry.


If a Fund's shareholders approve the Proposed Agreement, its terms, including the increased fees, are expected to go into effect for that Fund on November 1, 2005.


What will happen if certain Fund shareholders do not approve the Proposed Agreement?

If shareholders do not approve the Proposed Agreement for any Fund, the Advisor has informed the Board that it may no longer be prepared to continue to operate that Fund. The Board may then be forced to consider alternative options, including closing the Fund to new investments or liquidating the Fund.

Who is the Advisor?


The Advisor is Teachers Advisors, Inc. (the "Advisor"), a direct wholly owned subsidiary of TIAA-CREF Enterprises, Inc. and an indirect wholly owned subsidiary of Teachers Insurance and Annuity Association of America ("TIAA"). TIAA and the Advisor are located at 730 Third Avenue, New York, New York 10017. A chart attached as Exhibit B lists the name, address, and principal occupation of each principal executive officer and director of the Advisor.

The Advisor currently manages each of the Funds under the Current Agreement. The Advisor also serves as the investment adviser to TIAA Separate Account VA-1, TIAA-CREF Life Funds, and TIAA-CREF Mutual Funds. Both TIAA-CREF Mutual Funds and TIAA-CREF Life Funds are series investment companies comprised of a number of investment portfolios. The Advisor, through its TIAA-CREF Asset Management ("TCAM") division, also manages large institutional client assets through unregistered commingled funds and on a separate account basis. A table setting forth the net assets of those investment portfolios in the TIAA-CREF Mutual Funds, TIAA Separate Account VA-1 and the TIAA-CREF Life Funds that have investment objectives similar to one of the Funds, and the management fee rate paid by each such portfolio to the Advisor, is attached hereto as Exhibit C.

In addition to the investment management agreement, the Funds currently have in place a service agreement (the "Service Agreement") with the Advisor, whereby the Advisor provides or arranges for the provision of a variety of services for the ordinary operation of each Class of the Funds, including transfer agency, accounting, and administrative services. If the Proposed Agreement is approved, the Advisor plans to terminate the current Service Agreement, since many of these services will be provided under the Proposed Agreement, while others, such as custody services, transfer agency services and regulatory fees, will be paid directly by each Fund. A new services agreement between the Advisor and the Funds will be implemented solely for Retirement Class shares (and for the sole class of the Lifecycle Funds) to cover the account servicing expenses associated with this Class being offered on retirement plan platforms (the "Retirement Class Service Agreement"). Please see Exhibit E for the amounts paid by the Funds to the Advisor under the Service Agreement for the 12-month period ended December 31, 2004 and the pro forma amounts that would have been paid under the Retirement Class Service Agreement over this same period.


To control the total expenses charged to shareholders, the Advisor has agreed with the Funds to reimburse each Fund for other expenses (i.e., non-investment management fees) or for total expenses (in the case of the Retail Class) that are above a certain level. Please see Exhibit E for more details on these expense reimbursements.

What are the terms of the Current Agreement with the Advisor, and how does the Proposed Agreement differ?

Under the Current Agreement, the Advisor manages the investments and the investment strategy of each Fund and provides related general management services. Specifically, the Advisor is authorized, subject to the control of the Board, to determine the selection, amount, and time to buy or sell securities for each Fund. The Advisor also maintains the Funds' books and records, prepares, on request, reports for the Board; makes available its officers to the Board for consultation and discussions regarding the management of the Funds, and provides certain general management services to the Funds. The fees paid to the Advisor under the Current Agreement are set forth below in a chart comparing current and proposed investment management fees.

The Current Agreement was last submitted to a shareholder vote when the Funds were first organized in 1999 and was last approved by the Board on April 5, 2005. The Advisor substantially decreased the contractual fees payable under the Current Agreement in September 2002.

Other than the services that the Advisor provides for the Funds, the Funds are responsible for all other expenses incurred in their operations including any taxes, brokerage commissions on portfolio transactions, expenses of issuance and redemption of shares, costs of preparing and distributing proxy material, auditing and legal expenses, certain expenses of registering and qualifying shares for sale, fees of trustees who are not interested persons (not affiliated) of TIAA, costs of printing and mailing the prospectus, statements of additional information, and financial reports to existing shareholders, and any other charges or fees not specifically enumerated in the Current Agreement or the Service Agreement. During the fiscal year ended September 30, 2004, the Funds did not pay any brokerage commissions to an affiliated broker/dealer.

In order for it to continue in effect, the Current Agreement must be specifically approved at least annually by: (i) the Board, or by the vote of a majority of the outstanding voting shares of such Fund; and (ii) a majority of those trustees who are not interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Current Agreement may be terminated at any time with respect to any Fund by that Fund or by the Advisor, without penalty, on 60 days' written notice. The Current Agreement will terminate automatically in the event of its assignment.

The Proposed Agreement contains terms that are substantially the same as the Current Agreement, except for the following important differences:

o The Proposed Agreement provides for an increase in the management fees for the Actively Managed Funds, as described below. There are no changes to the management fees for the Index Funds and the Lifecycle Funds at the levels specified under the Current Agreement.

o At the Board's request, the Proposed Agreement introduces a breakpoint schedule for most of the Actively Managed Funds, which will modestly reduce the advisory fees on those Funds as total asset levels increase.

o The Proposed Agreement includes provisions making the Advisor responsible for providing certain additional management and administrative services necessary for the operation of the Funds, including providing office space, equipment and facilities for maintaining its operations and supervising relations with the Funds' other service providers. Many of these services are currently paid for by the Funds as "other expenses" under a service agreement with the Advisor, which will be discontinued (except with respect to retirement plan platform fees for the Retirement Class and the Lifecycle Funds) if shareholders approve the Proposed Agreement.

The management fees under the Proposed Agreement do not cover certain expenses necessary to the Funds' ordinary operation, including: custody services, transfer agency services, sub-transfer agency services, and regulatory fees. These charges are borne by the Fund directly and paid out of Fund assets. Also, while under the current arrangements, administrative services are provided by the Advisor pursuant to a separate Service Agreement, under the Proposed Agreement the expense of most of those services will be paid for out of the Advisor's management fee, thereby reducing those other direct Fund expenses. In addition, the Advisor is agreeing to cap those expenses through expense reimbursement arrangements. Please see Exhibit D for more details on these expense reimbursements.



What are the proposed fees under the Proposed Agreement? How do they differ from the Current Agreement?


Under both the Current Agreement and Proposed Agreement, each Fund pays the Advisor a management fee that is calculated as a percentage of the average daily net assets for each Fund over each month at the annual rates set forth in the table below (not all of these Funds offer all three share classes):


FUND                              CURRENT AGREEMENT             NEW AGREEMENT
================================================================================
GROWTH EQUITY FUND                      0.08%                 0.45% or less(1,2)
--------------------------------------------------------------------------------
GROWTH & INCOME FUND                    0.08%                 0.45% or less(1,2)
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND               0.09%                  0.50% or less(2)
--------------------------------------------------------------------------------
LARGE CAP VALUE FUND                    0.08%                  0.45% or less(2)
--------------------------------------------------------------------------------
MID-CAP GROWTH FUND                     0.08%                  0.48% or less(2)
--------------------------------------------------------------------------------
MID-CAP VALUE FUND                      0.08%                  0.48% or less(2)
--------------------------------------------------------------------------------
SMALL-CAP EQUITY FUND                   0.08%                  0.48% or less(2)
--------------------------------------------------------------------------------
SOCIAL CHOICE EQUITY FUND               0.04%                       0.15%
--------------------------------------------------------------------------------

                                                       (Continued on next page)

FUND                              CURRENT AGREEMENT             NEW AGREEMENT
================================================================================
REAL ESTATE SECURITIES FUND             0.09%                 0.50% or less(2)
--------------------------------------------------------------------------------
BOND FUND                               0.08%                 0.30% or less(2)
--------------------------------------------------------------------------------
INFLATION-LINKED BOND FUND              0.09%                 0.30% or less(2)
--------------------------------------------------------------------------------
MONEY MARKET FUND                       0.04%                      0.10%
--------------------------------------------------------------------------------
LARGE-CAP GROWTH INDEX FUND             0.04%                      0.04%
--------------------------------------------------------------------------------
LARGE-CAP VALUE INDEX FUND              0.04%                      0.04%
--------------------------------------------------------------------------------
MID-CAP GROWTH INDEX FUND               0.04%                      0.04%
--------------------------------------------------------------------------------
MID-CAP VALUE INDEX FUND                0.04%                      0.04%
--------------------------------------------------------------------------------
MID-CAP BLEND INDEX FUND                0.04%                      0.04%
--------------------------------------------------------------------------------
SMALL-CAP GROWTH INDEX FUND             0.04%                      0.04%
--------------------------------------------------------------------------------
SMALL-CAP VALUE INDEX FUND              0.04%                      0.04%
--------------------------------------------------------------------------------
SMALL-CAP BLEND INDEX FUND              0.04%                      0.04%
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY INDEX FUND         0.04%                      0.04%
--------------------------------------------------------------------------------
S&P 500 INDEX FUND                      0.04%                      0.04%
--------------------------------------------------------------------------------
EQUITY INDEX FUND                       0.04%                      0.04%
--------------------------------------------------------------------------------
LIFECYCLE FUND -- 2010 FUND             0.10%                     0.10%(3)
--------------------------------------------------------------------------------
LIFECYCLE FUND -- 2015 FUND             0.10%                     0.10%(3)
--------------------------------------------------------------------------------
LIFECYCLE FUND -- 2020 FUND             0.10%                     0.10%(3)
--------------------------------------------------------------------------------
LIFECYCLE FUND -- 2025 FUND             0.10%                     0.10%(3)
--------------------------------------------------------------------------------
LIFECYCLE FUND -- 2030 FUND             0.10%                     0.10%(3)
--------------------------------------------------------------------------------
LIFECYCLE FUND -- 2035 FUND             0.10%                     0.10%(3)
--------------------------------------------------------------------------------
LIFECYCLE FUND -- 2040 FUND             0.10%                     0.10%(3)
--------------------------------------------------------------------------------


(1) The Board obtained the Advisor's agreement to waive the increased management fees for these Funds under the Proposed Agreement for two years. Therefore, the management fees of these Funds will remain at 0.08% of average daily net assets until at least April 2007. See page for a discussion of the Board's review of the performance of these particular Funds.


(2) At the Board's request, the management fees of these Funds have breakpoints that gradually reduce the fee rates from the amounts indicated in the chart as each Fund's assets grow. To see the full breakpoint schedule for these Funds please see Exhibit A.


(3) The Board obtained the Advisor's agreement to waive all the Lifecycle Funds' investment management fees if the fee increases on the Institutional Funds in which the Lifecycle Funds invest are approved by shareholders.

During the year ended December 31, 2004 (and from inception to December 31, 2004 for the Lifecycle Funds), the Funds paid an aggregate of $3,818,050 in management fees to the Advisor. Had the Proposed Agreement been in effect during the same period, the Funds would have paid an aggregate of $16,091,025 in management fees. The table below shows the amount of management fees paid during the year ended December 31, 2004 on a per Fund basis, along with the amounts that would have been paid during the same period had the Proposed Agreement been in effect ("Pro Forma"), and the percentage increase that the pro forma fees represent. (See Exhibit E for a comparison of the Funds' current and pro forma payments under its service arrangements for the 12-month period ended December 31, 2004.)

FUND                                CURRENT FEES     PRO FORMA FEES     % INCREASE
===================================================================================
GROWTH EQUITY FUND                     $ 79,987         $  449,927          462.5%
-----------------------------------------------------------------------------------
GROWTH & INCOME FUND                   $537,485         $3,023,353          462.5%
-----------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND              $519,437         $2,885,761          455.6%
-----------------------------------------------------------------------------------
LARGE-CAP VALUE FUND                   $167,917         $  944,533          462.5%
-----------------------------------------------------------------------------------
MID-CAP GROWTH FUND                    $100,239         $  601,434          500.0%
-----------------------------------------------------------------------------------
MID-CAP VALUE FUND                     $ 97,757         $  586,542          500.0%
-----------------------------------------------------------------------------------
SMALL-CAP EQUITY FUND                  $167,424         $1,004,544          500.0%
-----------------------------------------------------------------------------------
SOCIAL CHOICE EQUITY FUND              $ 40,941         $  153,529          275.0%
-----------------------------------------------------------------------------------
REAL ESTATE SECURITIES FUND            $273,632         $1,520,178          455.6%
-----------------------------------------------------------------------------------
BOND FUND                              $757,785         $2,841,694          275.0%
-----------------------------------------------------------------------------------
INFLATION-LINKED BOND FUND             $385,466         $1,284,887          233.3%
-----------------------------------------------------------------------------------
MONEY MARKET FUND                      $ 69,776         $  174,440          150.0%
-----------------------------------------------------------------------------------
LARGE-CAP GROWTH INDEX FUND            $ 17,352         $   17,352            0.0%
-----------------------------------------------------------------------------------
LARGE-CAP VALUE INDEX FUND             $ 52,571         $   52,571            0.0%
-----------------------------------------------------------------------------------
EQUITY INDEX FUND                      $297,043         $  297,043            0.0%
-----------------------------------------------------------------------------------
S&P 500 INDEX FUND                     $ 73,091         $   73,091            0.0%
-----------------------------------------------------------------------------------
MID-CAP GROWTH INDEX FUND              $  9,927         $    9,927            0.0%
-----------------------------------------------------------------------------------
MID-CAP VALUE INDEX FUND               $ 14,632         $   14,632            0.0%
-----------------------------------------------------------------------------------
MID-CAP BLEND INDEX FUND               $ 20,194         $   20,194            0.0%
-----------------------------------------------------------------------------------
SMALL-CAP GROWTH INDEX FUND            $ 27,447         $   27,447            0.0%
-----------------------------------------------------------------------------------
SMALL-CAP VALUE INDEX FUND             $ 25,282         $   25,282            0.0%
-----------------------------------------------------------------------------------
SMALL-CAP BLEND INDEX FUND             $ 51,541         $   51,541            0.0%
-----------------------------------------------------------------------------------
INTERNATIONAL EQUITY INDEX FUND        $ 31,124         $   31,124            0.0%
-----------------------------------------------------------------------------------
LIFECYCLE FUND -- 2010 FUND            $    286         $      286            0.0%
-----------------------------------------------------------------------------------

                                                        (Continued on next page)

FUND                              CURRENT FEES     PRO FORMA FEES     % INCREASE
================================================================================
LIFECYCLE FUND -- 2015 FUND           $463              $463              0.0%
--------------------------------------------------------------------------------
LIFECYCLE FUND -- 2020 FUND           $263              $263              0.0%
--------------------------------------------------------------------------------
LIFECYCLE FUND -- 2025 FUND           $288              $288              0.0%
--------------------------------------------------------------------------------
LIFECYCLE FUND -- 2030 FUND           $250              $250              0.0%
--------------------------------------------------------------------------------
LIFECYCLE FUND -- 2035 FUND           $249              $249              0.0%
--------------------------------------------------------------------------------
LIFECYCLE FUND -- 2040 FUND           $251              $251              0.0%
--------------------------------------------------------------------------------

While the new fees shown above would represent a substantial increase in management fee revenue to the Advisor, the increase is not expected to result in undue profits to the Advisor for the foreseeable future, due to the expenses that the Advisor has incurred and continues to incur to operate the Funds, and the expense reimbursements committed to by the Advisor. In addition, even with the new fees, the Funds would remain among the low-priced funds in the industry. See page [33] for a comparison of each Fund's total expense ratio with the median expense ratios of its peers.

For information about the overall impact of the proposed new pricing structure on the Funds' total expense ratios, see "What Is the Overall Impact of the Proposal On the Funds' Total Expense Ratios?" below.



What Factors Did the Board Consider in Approving the Proposed Agreement?


The proposal to approve the Proposed Agreement and present it to shareholders for their approval was carefully considered by the Board of Trustees at meetings held on December 7, 2004, January 19, 2005, February 15, 2005, April 5, 2005, April 21, 2005 and May 17, 2005. At each of these meetings, the Board, which was advised by independent counsel, deliberated over the Advisor's comprehensive plan to restructure the Funds to help ensure their continuing operation. In particular, the Board assessed the Advisor's proposal to increase advisory fees significantly for certain Funds in light of ongoing losses sustained by the Advisor. Before and at these meetings, the Board received information relating to the Proposed Agreement and was given the opportunity to ask questions and request additional information from the Advisor. After full and deliberate consideration, and after balancing the costs and benefits to shareholders, on May 17, 2005, the Board determined that the arrangements under the Proposed Agreement were reasonable and fair to the Funds and shareholders. Therefore, the Board voted unanimously to approve the Proposed Agreement, and submit the Proposed Agreement to shareholders for approval.


The Board considered that since the Funds were established, the Advisor had set its fees at extremely low levels, making it difficult for the Advisor to sustain the level and quality of management and service shareholders expect in this competitive environment. They also considered that despite ongoing losses to the Advisor and the fact that its fees were much lower than most of its peers, the Advisor had never previously asked for a fee increase. In fact, in 2002, the Advisor decreased its fees, even as costs were rising, resulting in increased losses to the Advisor. The Board considered that, over that time, it has become increasingly expensive to operate mutual funds due to the intensified competition for talented portfolio managers and other key investment management and administrative personnel and higher compliance and regulatory costs.


The Board considered that the new proposed management fee rates would enhance the Advisor's ability to manage the day-to-day business affairs of the Funds, cover the increasing costs of offering mutual funds, attract and retain highly qualified personnel, increase the capacity and scope of coverage of the investment management staff and maintain and improve the quality of services to shareholders.


Significantly, they considered that while the magnitude of the fee increase requested by the Advisor was large, even after the fee increase, most Funds would earn only a modest profit for the Advisor, especially after the Advisor's reimbursements, and would continue to be among the lower-priced offerings in the industry.


As part of its deliberations, the Board reviewed detailed information provided by the Advisor relating to the nature, extent and quality of the services currently provided by the Advisor and to be provided by the Advisor under the Proposed Agreement. In particular, the Board reviewed detailed independent analysis of comparative expenses and performance data for each class of shares of each of the Funds, prepared by Lipper, Inc., a Reuters company that is an independent provider of investment company data ("Lipper"). In addition, the Board received financial information about the Advisor and its affiliated companies, including an analysis of the profitability of the Advisor's operations, and the effect the proposed new arrangements would have on the short-term and long-term financial condition of the Advisor. For details about each Fund, see the Fund-by-Fund synopsis of the factors the Board considered in Exhibit E.


In determining whether to approve the Proposed Agreement, the Board reviewed the following specific factors:


The Nature and Quality of Services. The Board considered that the Advisor is an experienced investment advisor that has managed the Institutional Funds since 1999 and the TIAA-CREF Mutual Funds since 1997, and that the investment professionals of the Advisor also manage various accounts of CREF. The Board considered that the Advisor has carried out its responsibilities for managing the assets of the Funds in a professional manner. In the course of their review of the quality of the Advisor's services, the Board examined the long-term performance of the Funds in general, and concluded that it was within an acceptable range when compared with fund benchmarks and peers, or that, in the case of underperforming Funds, the Advisor was taking affirmative steps to enhance its investment approach and personnel.

Performance. The Board considered the performance of each Fund over the one-year, three-year, five-year (where applicable), and since inception periods and the Funds' performance as compared to their peer groups and benchmark indices. The Board considered the comparative performance data for each Fund prepared by Lipper, an independent third party, for each class of each pertinent Fund, as well as each Fund's performance against its performance benchmark. In looking at this data, the Board considered that most of the Funds met their benchmarks over the one-year, three-year, five-year and since inception periods, as applicable (when factoring in the effect of expenses), and ranked in the first, second, or third quintiles versus their peers, with some limited exceptions. (This means, with certain exceptions, the Funds were in the first, second or third of five groups, in terms of performance, with first being the best.)

The Board considered that in those cases in which Funds were underperforming, the Advisor took remedial action, including replacing the portfolio management team for the Growth Equity and Growth & Income Funds. Importantly, the Trustees concluded that in light of the long-term performance of the Growth Equity and Growth & Income Funds, they would only approve the Proposed Agreement if the Advisor agreed to waive the fee increases for those Funds until at least April 2007, at which time the Board could consider whether these Funds' performance had improved. For details about each Fund, see the Fund-by-Fund synopsis of the factors the Board considered in Exhibit E.

Fees Charged by Other Advisers. An important factor that the Board considered was the level of fees paid to other advisers for managing similar funds, as analyzed by Lipper. The Board determined that the fees under the Current Agreement were significantly lower than those of competitors, and that even with the proposed increase in advisory fees and increase in total expense ratios, each Fund would continue to be very competitively priced and below the pricing of the average fund within the universe of mutual funds in its competitive peer group. They considered that the new management fees for almost all of the repriced Funds would continue to be in the lowest quintile as compared with Institutional class funds in the competitive peer group and universe identified by Lipper. (The lowest quintile means that a fund is in the best of five groups, i.e., the group with the lowest expenses.) Significantly, the Board considered that under the Proposed Agreement, each Fund's total expense ratio (except Inflation-Linked Bond Fund) would be less than the median expense ratio for its peer group of mutual funds, and, in some cases, significantly less. The table below compares the estimated total expense ratio (not including any waivers or reimbursements) of each existing class of each Fund that would be subject to an increased fee under the Proposed Agreement should Proposal 3 be approved, with the Lipper median total expense ratio for the Fund's appropriate category.



                                           Proposed       Median
                                             Total      Peer Total
                                            Expense      Expense
Fund                                         Ratio        Ratio       Difference
================================================================================
GROWTH EQUITY FUND -- Institutional           0.50%        1.05%         -0.55%
--------------------------------------------------------------------------------
GROWTH & INCOME FUND -- Institutional         0.50%        0.93%         -0.43%
--------------------------------------------------------------------------------
GROWTH & INCOME FUND -- Retirement            0.75%        0.93%         -0.18%
--------------------------------------------------------------------------------

                                                       (Continued on next page)

                                                   Proposed      Median
                                                     Total      Peer Total
                                                    Expense      Expense
Fund                                                 Ratio        Ratio       Difference
========================================================================================
INTERNATIONAL EQUITY FUND -- Institutional           0.59%        1.19%         -0.60%
----------------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND -- Retirement              0.80%        1.19%         -0.39%
----------------------------------------------------------------------------------------
LARGE-CAP VALUE FUND -- Institutional                0.50%        1.07%         -0.57%
----------------------------------------------------------------------------------------
LARGE-CAP VALUE FUND -- Retirement                   0.75%        1.07%         -0.32%
----------------------------------------------------------------------------------------
LARGE-CAP VALUE FUND -- Retail                       0.99%        1.05%         -0.06%
----------------------------------------------------------------------------------------
MID-CAP GROWTH FUND -- Institutional                 0.55%        1.11%         -0.56%
----------------------------------------------------------------------------------------
MID-CAP GROWTH FUND -- Retirement                    0.78%        1.11%         -0.33%
----------------------------------------------------------------------------------------
MID-CAP GROWTH FUND -- Retail                        1.08%        1.28%         -0.20%
----------------------------------------------------------------------------------------
MID-CAP VALUE FUND -- Institutional                  0.55%        1.07%         -0.52%
----------------------------------------------------------------------------------------
MID-CAP VALUE FUND -- Retirement                     0.78%        1.07%         -0.29%
----------------------------------------------------------------------------------------
MID-CAP VALUE FUND -- Retail                         1.02%        1.23%         -0.21%
----------------------------------------------------------------------------------------
SMALL-CAP EQUITY FUND -- Institutional               0.55%        1.15%         -0.60%
----------------------------------------------------------------------------------------
SMALL-CAP EQUITY FUND -- Retirement                  0.78%        1.15%         -0.37%
----------------------------------------------------------------------------------------
SMALL-CAP EQUITY FUND -- Retail                      1.16%        1.26%         -0.10%
----------------------------------------------------------------------------------------
SOCIAL CHOICE EQUITY FUND -- Institutional           0.25%        0.99%         -0.74%
----------------------------------------------------------------------------------------
SOCIAL CHOICE EQUITY FUND -- Retirement              0.48%        0.99%         -0.51%
----------------------------------------------------------------------------------------
REAL ESTATE SECURITIES FUND -- Institutional         0.59%        1.11%         -0.52%
----------------------------------------------------------------------------------------
REAL ESTATE SECURITIES FUND -- Retirement            0.80%        1.11%         -0.31%
----------------------------------------------------------------------------------------
REAL ESTATE SECURITIES FUND -- Retail                0.99%        1.18%         -0.19%
----------------------------------------------------------------------------------------
BOND FUND -- Institutional                           0.34%        0.69%         -0.35%
----------------------------------------------------------------------------------------
INFLATION-LINKED BOND FUND -- Institutional          0.35%        0.35%          0.00%
----------------------------------------------------------------------------------------
INFLATION-LINKED BOND FUND -- Retail                 0.80%        0.72%         +0.08%
----------------------------------------------------------------------------------------
MONEY MARKET FUND -- Institutional                   0.15%        0.43%         -0.28%
----------------------------------------------------------------------------------------

Cost and Profitability. The Board considered that the Advisor is losing money managing the mutual funds business overall. The Board reviewed financial and profitability data for 2004 and profitability on a pro forma basis assuming the proposed management fee increase had been in effect--showing data for both before and after distribution expenditures. The Board considered that very few Funds currently are profitable to the Advisor, and most are operating at a loss to the Advisor. The Board also considered that even after repricing, most Funds would earn only a modest profit for the Advisor, especially after reimbursements. The Board determined that the Proposed Agreement would permit the Advisor to operate for the foreseeable future at reasonable profit margins, which would also enable the Advisor to maintain and improve the quality of services provided to shareholders. The Board also considered that it would be able to review the profitability levels of the Advisor annually during its yearly review of the Funds' management arrangements to ensure that the Advisor's fees remained fair and reasonable and that its profits for managing the Funds were not excessive.

The Board further considered that the costs and anticipated costs of operating mutual funds have increased, including additional disclosure and compliance requirements, such as the USA Patriot Act requirements, Sarbanes-Oxley requirements, and the requirement that mutual funds have a chief compliance officer. The Board considered that the proposed fee increase would enhance the Advisor's ability to attract and retain highly qualified investment and administrative professionals in a competitive investment management environment. Heightened competition from traditional asset managers, banks, insurance companies and, particularly in recent years, hedge funds, has driven up the costs of attracting and retaining key personnel and the cost of technology to update and maintain necessary systems for effective investment management operations continues to grow. The Board also considered that the Advisor would like the flexibility and means to increase the capacity of its investment management staff and expand the depth and scope of analyst coverage, to enhance its investment management services to the Funds.

Economies of Scale. The Board considered whether the Advisor has or would experience economies of scale on any of the Funds, and whether the proposed fees should contain breakpoints. The Board carefully considered whether the proposed breakpoints would have any real effect on Fund fees. They determined that although the breakpoints discounts appeared to be low compared to those of competitors, this was because the stated fees under the Proposed Agreement were already at low levels. The Board ultimately determined that imposing a modest breakpoint schedule on the majority of the Actively Managed Funds would allow some of the savings gained from the growth of assets and economies of scale to be passed on to Fund shareholders. The Board expects to review the level of breakpoints as Fund assets grow.

Comparisons with Other Clients of the Advisor. The Board considered that the Advisor provides similar investment management services to each of the Institutional Funds, the TIAA-CREF Mutual Funds, TIAA-CREF Life Funds, and TIAA Separate Account VA-1, although channels for distribution of interests in such funds differ among them. In addition, the Advisor, through its TCAM division, manages large institutional client assets through unregistered commingled funds and separate accounts with similar investment strategies and investment staff. The Board considered the schedule of fees for each of the comparable funds, and determined that while the management fees may not be precisely the same for comparable funds, there were good reasons for the divergent pricing. The Board also considered the assurances of the Advisor that the pricing on those affiliated funds that was not in line with the proposed advisory fees would be revisited.

Other Benefits. At the Board's request, the Advisor agreed to continue to be willing to cap "other expenses" of the Funds and to waive a portion of its fees on the Growth Equity and Growth & Income Funds, until such time as their performance improves. The Board also considered that the fee increase would help ensure that the expenses for running the Funds that are paid by the Advisor are not indirectly borne (in the form of reduced declared dividends) by the TIAA participant base, some of who are shareholders of the Funds. Finally, the Board considered that with the Proposed Agreement, the Advisor would have the flexibility to support multiple opportunities to expand the channels through which the Funds are distributed, thereby increasing asset growth and enabling expenses to be spread over a wider asset base.

Based on its evaluation of all material factors and with the assistance of independent counsel, the Board concluded that the proposed advisory fee structure is fair and reasonable to each of the Funds, its shareholders, and to the Advisor.


What Is The Overall Impact Of The Proposal On The Funds' Total Expense Ratios?


The tables below provide data concerning each Fund's fees and expenses (for each share class) as a percentage of average net assets for each Fund's most recent full fiscal year ended September 30, 2004 under the Current Agreement and if the Proposed Agreement had been in effect during the same period. Note that, as indicated above, if the new arrangements had been in effect for the most recently completed fiscal years, each Fund's total expense ratio would have been less than the median expense ratio for its peer group of mutual funds, and, in some cases, significantly less.



INSTITUTIONAL CLASS

                                                       Total Annual                       Net Annual
                                                           Fund                              Fund
                           Management       Other        Operating         Expense        Operating
                              Fees        Expenses       Expenses       Reimbursement      Expenses
====================================================================================================
GROWTH EQUITY FUND
  Current                      0.08%         0.07%          0.15%            0.01%           0.14%
----------------------------------------------------------------------------------------------------
  Pro Forma                    0.45%         0.07%          0.52%            0.39%           0.13%
----------------------------------------------------------------------------------------------------
GROWTH & INCOME FUND
  Current                      0.08%         0.06%          0.14%              --            0.14%
----------------------------------------------------------------------------------------------------
  Pro Forma                    0.45%         0.05%          0.50%            0.37%           0.13%
----------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND
  Current                      0.09%         0.11%          0.20%              --            0.20%
----------------------------------------------------------------------------------------------------
  Pro Forma                    0.50%         0.06%          0.56%              --            0.56%
----------------------------------------------------------------------------------------------------
LARGE CAP VALUE FUND
  Current                      0.08%         0.09%          0.17%            0.03%           0.14%
----------------------------------------------------------------------------------------------------
  Pro Forma                    0.45%         0.03%          0.48%              --            0.48%
----------------------------------------------------------------------------------------------------
MID-CAP GROWTH FUND
  Current                      0.08%         0.09%          0.17%            0.02%           0.15%
----------------------------------------------------------------------------------------------------
  Pro Forma                    0.48%         0.14%          0.62%            0.07%           0.55%
----------------------------------------------------------------------------------------------------

INSTITUTIONAL CLASS continued

                                                       Total Annual                       Net Annual
                                                           Fund                              Fund
                           Management       Other        Operating         Expense        Operating
                              Fees        Expenses       Expenses       Reimbursement      Expenses
====================================================================================================
MID-CAP VALUE FUND
  Current                      0.08%         0.09%          0.17%            0.02%           0.15%
----------------------------------------------------------------------------------------------------
  Pro Forma                    0.48%         0.11%          0.59%            0.04%           0.55%
----------------------------------------------------------------------------------------------------
SMALL-CAP EQUITY FUND
  Current                      0.08%         0.12%          0.20%            0.05%           0.15%
----------------------------------------------------------------------------------------------------
  Pro Forma                    0.48%         0.08%          0.56%            0.01%           0.55%
----------------------------------------------------------------------------------------------------
LARGE-CAP GROWTH INDEX FUND
  Current                      0.04%         0.07%          0.11%            0.03%           0.08%
----------------------------------------------------------------------------------------------------
  Pro Forma                    0.04%         0.06%          0.10%            0.02%           0.08%
----------------------------------------------------------------------------------------------------
LARGE-CAP VALUE INDEX FUND
  Current                      0.04%         0.06%          0.10%            0.02%           0.08%
----------------------------------------------------------------------------------------------------
  Pro Forma                    0.04%         0.06%          0.10%            0.02%           0.08%
----------------------------------------------------------------------------------------------------
EQUITY INDEX FUND
  Current                      0.04%         0.04%          0.08%              --            0.08%
----------------------------------------------------------------------------------------------------
  Pro Forma                    0.04%         0.04%          0.08%              --            0.08%
----------------------------------------------------------------------------------------------------
S&P 500 INDEX FUND
  Current                      0.04%         0.07%          0.11%            0.03%           0.08%
----------------------------------------------------------------------------------------------------
  Pro Forma                    0.04%         0.04%          0.08%              --            0.08%
----------------------------------------------------------------------------------------------------
MID-CAP GROWTH INDEX FUND
  Current                      0.04%         0.07%          0.11%            0.03%           0.08%
----------------------------------------------------------------------------------------------------
  Pro Forma                    0.04%         0.11%          0.15%            0.07%           0.08%
----------------------------------------------------------------------------------------------------
MID-CAP VALUE INDEX FUND
  Current                      0.04%         0.05%          0.09%            0.01%           0.08%
----------------------------------------------------------------------------------------------------
  Pro Forma                    0.04%         0.09%          0.13%            0.05%           0.08%
----------------------------------------------------------------------------------------------------
MID-CAP BLEND INDEX FUND
  Current                      0.04%         0.06%          0.10%            0.02%           0.08%
----------------------------------------------------------------------------------------------------
  Pro Forma                    0.04%         0.09%          0.13%            0.05%           0.08%
----------------------------------------------------------------------------------------------------
SMALL-CAP GROWTH INDEX FUND
  Current                      0.04%         0.06%          0.10%            0.02%           0.08%
----------------------------------------------------------------------------------------------------
  Pro Forma                    0.04%         0.09%          0.13%            0.05%           0.08%
----------------------------------------------------------------------------------------------------
SMALL-CAP VALUE INDEX FUND
  Current                      0.04%         0.06%          0.10%            0.02%           0.08%
----------------------------------------------------------------------------------------------------
  Pro Forma                    0.04%         0.08%          0.12%            0.04%           0.08%
----------------------------------------------------------------------------------------------------

INSTITUTIONAL CLASS continued


                                                       Total Annual                       Net Annual
                                                           Fund                              Fund
                           Management       Other        Operating         Expense        Operating
                              Fees        Expenses       Expenses       Reimbursement      Expenses
====================================================================================================
SMALL-CAP BLEND INDEX FUND
  Current                      0.04%         0.06%          0.10%            0.02%           0.08%
----------------------------------------------------------------------------------------------------
  Pro Forma                    0.04%         0.10%          0.14%            0.06%           0.08%
----------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY INDEX FUND
  Current                      0.04%         0.11%          0.15%              --            0.15%
----------------------------------------------------------------------------------------------------
  Pro Forma                    0.04%         0.12%          0.16%            0.01%           0.15%
----------------------------------------------------------------------------------------------------
SOCIAL CHOICE EQUITY FUND
  Current                      0.04%         0.06%          0.10%              --            0.10%
----------------------------------------------------------------------------------------------------
  Pro Forma                    0.15%         0.05%          0.20%              --            0.20%
----------------------------------------------------------------------------------------------------
REAL ESTATE SECURITIES FUND
  Current                      0.09%         0.07%          0.16%              --            0.16%
----------------------------------------------------------------------------------------------------
  Pro Forma                    0.50%         0.06%          0.56%            0.01%           0.55%
----------------------------------------------------------------------------------------------------
BOND FUND
  Current                      0.08%         0.06%          0.14%              --            0.14%
----------------------------------------------------------------------------------------------------
  Pro Forma                    0.30%         0.03%          0.33%              --            0.33%
----------------------------------------------------------------------------------------------------
INFLATION-LINKED BOND FUND
  Current                      0.09%         0.06%          0.15%            0.01%           0.14%
----------------------------------------------------------------------------------------------------
  Pro Forma                    0.30%         0.04%          0.34%              --            0.34%
----------------------------------------------------------------------------------------------------
MONEY MARKET FUND
  Current                      0.04%         0.05%          0.09%              --            0.09%
----------------------------------------------------------------------------------------------------
  Pro Forma                    0.10%         0.05%          0.15%              --            0.15%
----------------------------------------------------------------------------------------------------


RETIREMENT CLASS

                                                       Total Annual                       Net Annual
                                                           Fund                              Fund
                           Management       Other        Operating         Expense        Operating
                              Fees        Expenses       Expenses       Reimbursement      Expenses
====================================================================================================
GROWTH & INCOME FUND
  Current                      0.08%         0.45%          0.53%            0.09%           0.44%
----------------------------------------------------------------------------------------------------
  Pro Forma                    0.45%         4.22%          4.67%            4.29%           0.38%
----------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND
  Current                      0.09%         0.49%          0.58%            0.03%           0.55%
----------------------------------------------------------------------------------------------------
  Pro Forma                    0.50%         0.37%          0.87%            0.07%           0.80%
----------------------------------------------------------------------------------------------------

RETIREMENT CLASS continued

                                                       Total Annual                       Net Annual
                                                           Fund                              Fund
                           Management       Other        Operating         Expense        Operating
                              Fees        Expenses       Expenses       Reimbursement      Expenses
====================================================================================================
LARGE-CAP VALUE FUND
  Current                      0.08%         0.43%          0.51%            0.03%           0.48%
----------------------------------------------------------------------------------------------------
  Pro Forma                    0.45%         0.34%          0.79%            0.04%           0.75%
----------------------------------------------------------------------------------------------------
MID-CAP GROWTH FUND
  Current                      0.08%         0.46%          0.54%            0.06%           0.48%
----------------------------------------------------------------------------------------------------
  Pro Forma                    0.48%         0.35%          0.83%            0.05%           0.78%
----------------------------------------------------------------------------------------------------
MID-CAP VALUE FUND
  Current                      0.08%         0.44%          0.52%            0.04%           0.48%
----------------------------------------------------------------------------------------------------
  Pro Forma                    0.48%         0.34%          0.82%            0.04%           0.78%
----------------------------------------------------------------------------------------------------
SMALL-CAP EQUITY FUND
  Current                      0.08%         0.46%          0.54%            0.06%           0.48%
----------------------------------------------------------------------------------------------------
  Pro Forma                    0.48%         0.37%          0.85%            0.07%           0.78%
----------------------------------------------------------------------------------------------------
LARGE-CAP GROWTH INDEX FUND
  Current                      0.04%         0.48%          0.52%            0.10%           0.42%
----------------------------------------------------------------------------------------------------
  Pro Forma                    0.04%         0.45%          0.49%            0.15%           0.34%
----------------------------------------------------------------------------------------------------
LARGE-CAP VALUE INDEX FUND
  Current                      0.04%         0.93%          0.97%            0.53%           0.44%
----------------------------------------------------------------------------------------------------
  Pro Forma                    0.04%         4.37%          4.41%            4.07%           0.34%
----------------------------------------------------------------------------------------------------
S&P 500 INDEX FUND
  Current                      0.04%         0.44%          0.48%            0.04%           0.44%
----------------------------------------------------------------------------------------------------
  Pro Forma                    0.04%         0.35%          0.39%            0.05%           0.34%
----------------------------------------------------------------------------------------------------
MID-CAP GROWTH INDEX FUND
  Current                      0.04%         0.69%          0.73%            0.29%           0.44%
----------------------------------------------------------------------------------------------------
  Pro Forma                    0.04%         5.34%          5.38%            5.04%           0.34%
----------------------------------------------------------------------------------------------------
MID-CAP VALUE INDEX FUND
  Current                      0.04%         0.96%          1.00%            0.56%           0.44%
----------------------------------------------------------------------------------------------------
  Pro Forma                    0.04%         8.02%          8.06%            7.72%           0.34%
----------------------------------------------------------------------------------------------------
MID-CAP BLEND INDEX FUND
  Current                      0.04%         0.62%          0.66%            0.22%           0.44%
----------------------------------------------------------------------------------------------------
  Pro Forma                    0.04%         0.82%          0.86%            0.52%           0.34%
----------------------------------------------------------------------------------------------------
SMALL-CAP GROWTH INDEX FUND
  Current                      0.04%         0.63%          0.67%            0.23%           0.44%
----------------------------------------------------------------------------------------------------
  Pro Forma                    0.04%         1.99%          2.03%            1.69%           0.34%
----------------------------------------------------------------------------------------------------

RETIREMENT CLASS continued

                                                       Total Annual                       Net Annual
                                                           Fund                              Fund
                           Management       Other        Operating         Expense        Operating
                              Fees        Expenses       Expenses       Reimbursement      Expenses
====================================================================================================
SMALL-CAP VALUE INDEX FUND
  Current                      0.04%         0.87%          0.91%            0.47%           0.44%
----------------------------------------------------------------------------------------------------
  Pro Forma                    0.04%         2.47%          2.51%            2.17%           0.34%
----------------------------------------------------------------------------------------------------
SMALL-CAP BLEND INDEX FUND
  Current                      0.04%         0.73%          0.77%            0.33%           0.44%
----------------------------------------------------------------------------------------------------
  Pro Forma                    0.04%         5.44%          5.48%            5.14%           0.34%
----------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY INDEX
FUND
  Current                      0.04%         0.46%          0.50%              --            0.50%
----------------------------------------------------------------------------------------------------
  Pro Forma                    0.04%         3.88%          3.92%            3.51%           0.41%
----------------------------------------------------------------------------------------------------
SOCIAL CHOICE EQUITY FUND
  Current                      0.04%         0.48%          0.52%            0.08%           0.44%
----------------------------------------------------------------------------------------------------
  Pro Forma                    0.15%         0.39%          0.54%            0.06%           0.48%
----------------------------------------------------------------------------------------------------
REAL ESTATE SECURITIES FUND
  Current                      0.09%         0.41%          0.50%            0.03%           0.47%
----------------------------------------------------------------------------------------------------
  Pro Forma                    0.50%         0.34%          0.84%            0.03%           0.81%
----------------------------------------------------------------------------------------------------

RETAIL CLASS

                                                                        Total Annual                       Net Annual
                                                                            Fund                              Fund
                           Management     Distribution       Other        Operating         Expense        Operating
                              Fees        (12b-1) Fees     Expenses       Expenses       Reimbursement      Expenses
======================================================================================================================
LARGE-CAP VALUE FUND
  Current                      0.08%           0.00%          0.41%          0.49%            0.05%           0.44%
----------------------------------------------------------------------------------------------------------------------
  Pro Forma                    0.45%           0.25%          0.29%          0.99%            0.19%           0.80%
----------------------------------------------------------------------------------------------------------------------
MID-CAP GROWTH FUND
  Current                      0.08%           0.00%          0.43%          0.51%            0.07%           0.44%
----------------------------------------------------------------------------------------------------------------------
  Pro Forma                    0.48%           0.35%          0.29%          1.08%            0.23%           0.85%
----------------------------------------------------------------------------------------------------------------------
MID-CAP VALUE FUND
  Current                      0.08%           0.00%          0.43%          0.51%            0.07%           0.44%
----------------------------------------------------------------------------------------------------------------------
  Pro Forma                    0.48%           0.25%          0.29%          1.02%            0.17%           0.85%
----------------------------------------------------------------------------------------------------------------------
SMALL-CAP EQUITY FUND
  Current                      0.08%           0.00%          0.30%          0.38%            0.08%           0.30%
----------------------------------------------------------------------------------------------------------------------
  Pro Forma                    0.48%           0.25%          0.43%          1.16%            0.31%           0.85%
----------------------------------------------------------------------------------------------------------------------
REAL ESTATE SECURITIES FUND
  Current                      0.09%           0.00%          0.41%          0.50%            0.05%           0.45%
----------------------------------------------------------------------------------------------------------------------
  Pro Forma                    0.50%           0.25%          0.24%          0.99%            0.09%           0.90%
----------------------------------------------------------------------------------------------------------------------

RETAIL CLASS continued

                                                                        Total Annual                       Net Annual
                                                                            Fund                              Fund
                           Management     Distribution       Other        Operating         Expense        Operating
                              Fees        (12b-1) Fees     Expenses       Expenses       Reimbursement      Expenses
======================================================================================================================
INFLATION-LINKED BOND FUND
  Current                      0.09%           0.00%          0.24%         0.33%            0.03%            0.30%
----------------------------------------------------------------------------------------------------------------------
  Pro Forma                    0.30%           0.25%          0.25%         0.80%            0.30%            0.50%
----------------------------------------------------------------------------------------------------------------------


LIFECYCLE FUNDS*

                                                                                          Gross Annual
                                                                        Total Annual       Underlying                     Net Annual
                                                                            Fund              Fund                           Fund
                           Management     Distribution       Other        Operating        Operating        Expense        Operating
                              Fees        (12b-1) Fees     Expenses       Expenses          Expenses     Reimbursement     Expenses
====================================================================================================================================
LIFECYCLE FUND -- 2010 FUND
  Current                      0.10%           0.05%          0.31%          0.46%            0.19%           0.05%         0.60%
------------------------------------------------------------------------------------------------------------------------------------
  Pro Forma                    0.10%           0.05%          0.31%          0.46%            0.35%           0.10%         0.71%
------------------------------------------------------------------------------------------------------------------------------------
LIFECYCLE FUND -- 2015 FUND
  Current                      0.10%           0.05%          0.31%          0.46%            0.19%           0.04%         0.61%
------------------------------------------------------------------------------------------------------------------------------------
  Pro Forma                    0.10%           0.05%          0.31%          0.46%            0.36%           0.11%         0.71%
------------------------------------------------------------------------------------------------------------------------------------
LIFECYCLE FUND -- 2020 FUND
  Current                      0.10%           0.05%          0.31%          0.46%            0.20%           0.05%         0.61%
------------------------------------------------------------------------------------------------------------------------------------
  Pro Forma                    0.10%           0.05%          0.31%          0.46%            0.36%           0.10%         0.72%
------------------------------------------------------------------------------------------------------------------------------------
LIFECYCLE FUND -- 2025 FUND
  Current                      0.10%           0.05%          0.31%          0.46%            0.20%           0.05%         0.61%
------------------------------------------------------------------------------------------------------------------------------------
  Pro Forma                    0.10%           0.05%          0.31%          0.46%            0.36%           0.10%         0.72%
------------------------------------------------------------------------------------------------------------------------------------
LIFECYCLE FUND -- 2030 FUND
  Current                      0.10%           0.05%          0.31%          0.46%            0.20%           0.05%         0.61%
------------------------------------------------------------------------------------------------------------------------------------
  Pro Forma                    0.10%           0.05%          0.31%          0.46%            0.37%           0.11%         0.72%
------------------------------------------------------------------------------------------------------------------------------------
LIFECYCLE FUND -- 2035 FUND
  Current                      0.10%           0.05%          0.31%          0.46%            0.21%           0.06%         0.61%
------------------------------------------------------------------------------------------------------------------------------------
  Pro Forma                    0.10%           0.05%          0.31%          0.46%            0.37%           0.11%         0.72%
------------------------------------------------------------------------------------------------------------------------------------
LIFECYCLE FUND -- 2040 FUND
  Current                      0.10%           0.05%          0.31%          0.46%            0.21%           0.06%         0.61%
------------------------------------------------------------------------------------------------------------------------------------
  Pro Forma                    0.10%           0.05%          0.31%          0.46%            0.37%           0.11%         0.72%
------------------------------------------------------------------------------------------------------------------------------------

* The "Other Expenses" of the Lifecycle Funds include the expenses of the underlying Funds in which they invest, which are reduced by the waivers noted above.

   Note that the Board obtained the Advisor's agreement to waive the Lifecycle Funds' investment management fees if the fee increases on the Institutional Funds in which the Lifecycle Funds invest are approved by shareholders.

The following example indicates the expenses you would pay under the current and proposed expense structures, assuming an initial investment of $10,000, a 5% total annual return each year, and redemption at the end of each period. This example also assumes that there will be no expense reimbursement in place after one year, except for the Index Funds, which will have their current expense reimbursement in place for five years. Your actual cost may be higher or lower.


INSTITUTIONAL CLASS

                                     1 Year     3 Years    5 Years      10 Years
================================================================================
GROWTH EQUITY FUND
  Current                             $14        $ 47       $  84        $191
--------------------------------------------------------------------------------
  Pro Forma                           $13        $128       $ 254        $626
--------------------------------------------------------------------------------
GROWTH & INCOME FUND
  Current                             $14        $ 45       $  79        $179
--------------------------------------------------------------------------------
  Pro Forma                           $13        $123       $ 244        $602
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND
  Current                             $20        $ 64       $ 113        $255
--------------------------------------------------------------------------------
  Pro Forma                           $57        $179       $ 313        $701
--------------------------------------------------------------------------------
LARGE-CAP VALUE FUND
  Current                             $14        $ 52       $  93        $214
--------------------------------------------------------------------------------
  Pro Forma                           $49        $154       $ 269        $604
--------------------------------------------------------------------------------
MID-CAP GROWTH FUND
  Current                             $15        $ 53       $  94        $215
--------------------------------------------------------------------------------
  Pro Forma                           $56        $192       $ 339        $770
--------------------------------------------------------------------------------
MID-CAP VALUE FUND
  Current                             $15        $ 53       $  94        $215
--------------------------------------------------------------------------------
  Pro Forma                           $56        $185       $ 326        $735
--------------------------------------------------------------------------------
SMALL-CAP EQUITY FUND
  Current                             $15        $ 59       $ 108        $250
--------------------------------------------------------------------------------
  Pro Forma                           $56        $178       $ 312        $701
--------------------------------------------------------------------------------
LARGE-CAP GROWTH INDEX FUND
  Current                             $ 8        $ 32       $  59        $138
--------------------------------------------------------------------------------
  Pro Forma                           $ 8        $ 30       $  54        $126
--------------------------------------------------------------------------------
LARGE-CAP VALUE INDEX FUND
  Current                             $ 8        $ 30       $  54        $126
--------------------------------------------------------------------------------
  Pro Forma                           $ 8        $ 30       $  54        $126
--------------------------------------------------------------------------------
EQUITY INDEX FUND
  Current                             $ 8        $ 26       $  45        $103
--------------------------------------------------------------------------------
  Pro Forma                           $ 8        $ 26       $  45        $103
--------------------------------------------------------------------------------

INSTITUTIONAL CLASS continued

                                     1 Year     3 Years    5 Years      10 Years
================================================================================
S&P 500 INDEX FUND
  Current                             $ 8        $ 32       $ 59         $138
--------------------------------------------------------------------------------
  Pro Forma                           $ 8        $ 26       $ 45         $103
--------------------------------------------------------------------------------
MID-CAP GROWTH INDEX FUND
  Current                             $ 8        $ 32       $ 59         $138
--------------------------------------------------------------------------------
  Pro Forma                           $ 8        $ 41       $ 78         $185
--------------------------------------------------------------------------------
MID-CAP VALUE INDEX FUND
  Current                             $ 8        $ 28       $ 50         $114
--------------------------------------------------------------------------------
  Pro Forma                           $ 8        $ 37       $ 68         $162
--------------------------------------------------------------------------------
MID-CAP BLEND INDEX FUND
  Current                             $ 8        $ 30       $ 54         $126
--------------------------------------------------------------------------------
  Pro Forma                           $ 8        $ 37       $ 68         $162
--------------------------------------------------------------------------------
SMALL-CAP GROWTH INDEX FUND
  Current                             $ 8        $ 30       $ 54         $126
--------------------------------------------------------------------------------
  Pro Forma                           $ 8        $ 37       $ 68         $162
--------------------------------------------------------------------------------
SMALL-CAP VALUE INDEX FUND
  Current                             $ 8        $ 30       $ 54         $126
--------------------------------------------------------------------------------
  Pro Forma                           $ 8        $ 35       $ 64         $150
--------------------------------------------------------------------------------
SMALL-CAP BLEND INDEX FUND
  Current                             $ 8        $ 30       $ 54         $126
--------------------------------------------------------------------------------
  Pro Forma                           $ 8        $ 39       $ 73         $174
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY INDEX FUND
  Current                             $15        $ 48       $ 85         $192
--------------------------------------------------------------------------------
  Pro Forma                           $15        $ 51       $ 89         $204
--------------------------------------------------------------------------------
REAL ESTATE SECURITIES FUND
  Current                             $16        $ 52       $ 90         $205
--------------------------------------------------------------------------------
  Pro Forma                           $56        $178       $312         $701
--------------------------------------------------------------------------------
SOCIAL CHOICE EQUITY FUND
  Current                             $10        $ 32       $ 56         $128
--------------------------------------------------------------------------------
  Pro Forma                           $20        $ 64       $113         $255
--------------------------------------------------------------------------------
BOND FUND
  Current                             $14        $ 45       $ 79         $179
--------------------------------------------------------------------------------
  Pro Forma                           $34        $106       $185         $418
--------------------------------------------------------------------------------
INFLATION-LINKED BOND FUND
  Current                             $14        $ 47       $ 84         $191
--------------------------------------------------------------------------------
  Pro Forma                           $35        $109       $191         $431
--------------------------------------------------------------------------------

INSTITUTIONAL CLASS continued

                                     1 Year     3 Years    5 Years      10 Years
================================================================================
MONEY MARKET FUND
  Current                             $ 9        $29        $ 51         $115
--------------------------------------------------------------------------------
  Pro Forma                           $15        $48        $ 85         $192
--------------------------------------------------------------------------------


RETIREMENT CLASS

                                     1 Year     3 Years    5 Years      10 Years
================================================================================
GROWTH & INCOME FUND
  Current                             $45        $  161     $  287       $  656
--------------------------------------------------------------------------------
  Pro Forma                           $39        $1,062     $2,181       $5,465
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND
  Current                             $56        $  183     $  321       $  723
--------------------------------------------------------------------------------
  Pro Forma                           $82        $  271     $  476       $1,069
--------------------------------------------------------------------------------
LARGE-CAP VALUE FUND
  Current                             $49        $  161     $  282       $  638
--------------------------------------------------------------------------------
  Pro Forma                           $77        $  248     $  435       $  976
--------------------------------------------------------------------------------
MID-CAP GROWTH FUND
  Current                             $49        $  167     $  296       $  671
--------------------------------------------------------------------------------
  Pro Forma                           $80        $  260     $  456       $1,023
--------------------------------------------------------------------------------
MID-CAP VALUE FUND
  Current                             $49        $  163     $  287       $  649
--------------------------------------------------------------------------------
  Pro Forma                           $80        $  258     $  451       $1,012
--------------------------------------------------------------------------------
SMALL-CAP EQUITY FUND
  Current                             $49        $  167     $  296       $  671
--------------------------------------------------------------------------------
  Pro Forma                           $80        $  264     $  465       $1,046
--------------------------------------------------------------------------------
LARGE-CAP GROWTH INDEX FUND
  Current                             $43        $  157     $  281       $  643
--------------------------------------------------------------------------------
  Pro Forma                           $35        $  142     $  260       $  605
--------------------------------------------------------------------------------
LARGE-CAP VALUE INDEX FUND
  Current                             $45        $  256     $  485       $1,141
--------------------------------------------------------------------------------
  Pro Forma                           $35        $1,001     $2,060       $5,170
--------------------------------------------------------------------------------
S&P 500 INDEX FUND
  Current                             $45        $  150     $  265       $  600
--------------------------------------------------------------------------------
  Pro Forma                           $35        $  120     $  214       $  489
--------------------------------------------------------------------------------
MID-CAP-GROWTH INDEX FUND
  Current                             $45        $  204     $  377       $  879
--------------------------------------------------------------------------------
  Pro Forma                           $35        $1,214     $2,506       $6,300
--------------------------------------------------------------------------------

RETIREMENT CLASS continued

                                     1 Year     3 Years    5 Years      10 Years
================================================================================
MID-CAP VLUE INDEX FUND
  Current                             $45        $  263     $  498       $1,174
--------------------------------------------------------------------------------
  Pro Forma                           $35        $1,801     $3,737       $9,421
--------------------------------------------------------------------------------
MID-CAP BLEND INDEX FUND
  Current                             $45        $  189     $  346       $  802
--------------------------------------------------------------------------------
  Pro Forma                           $35        $  223     $  430       $1,036
--------------------------------------------------------------------------------
SMALL-CAP GROWTH INDEX FUND
  Current                             $45        $  191     $  350       $  813
--------------------------------------------------------------------------------
  Pro Forma                           $35        $  480     $  967       $2,399
--------------------------------------------------------------------------------
SMALL-CAP VLUE INDEX FUND
  Current                             $45        $  243     $  458       $1,076
--------------------------------------------------------------------------------
  Pro Forma                           $35        $  585     $1,188       $2,958
--------------------------------------------------------------------------------
SMALL-CAP BLEND INDEX FUND
  Current                             $45        $  213     $  395       $  923
--------------------------------------------------------------------------------
  Pro Forma                           $35        $1,236     $2,552       $6,416
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY INDEX FUND
  Current                             $51        $  160     $  280       $  628
--------------------------------------------------------------------------------
  Pro Forma                           $42        $  900     $1,839       $4,589
--------------------------------------------------------------------------------
SOCIAL CHOICE EQUITY FUND
  Current                             $45        $  159     $  283       $  645
--------------------------------------------------------------------------------
  Pro Forma                           $49        $  167     $  296       $  673
--------------------------------------------------------------------------------
REAL ESTATE SECURITIES FUND
  Current                             $48        $  157     $  277       $  625
--------------------------------------------------------------------------------
  Pro Forma                           $83        $  265     $  463       $1,036
--------------------------------------------------------------------------------


RETAIL CLASS

                                     1 Year     3 Years    5 Years      10 Years
================================================================================
LARGE-CAP VALUE FUND
  Current                             $45        $152       $269         $  611
--------------------------------------------------------------------------------
  Pro Forma                           $82        $297       $530         $1,205
--------------------------------------------------------------------------------
MID-CAP GROWTH FUND
  Current                             $45        $156       $278         $  634
--------------------------------------------------------------------------------
  Pro Forma                           $87        $321       $575         $1,309
--------------------------------------------------------------------------------
MID-CAP VALUE FUND
  Current                             $45        $156       $278         $  634
--------------------------------------------------------------------------------
  Pro Forma                           $87        $308       $548         $1,241
--------------------------------------------------------------------------------

RETAIL CLASS continued

                                     1 Year     3 Years    5 Years      10 Years
================================================================================
SMALL-CAP EQUITY FUND
  Current                             $31        $114       $205         $  473
--------------------------------------------------------------------------------
  Pro Forma                           $87        $339       $612         $1,400
--------------------------------------------------------------------------------
REAL ESTATE SECURITIES FUND
  Current                             $46        $155       $275         $  623
--------------------------------------------------------------------------------
  Pro Forma                           $92        $307       $539         $1,209
--------------------------------------------------------------------------------
INFLATION-LINKED BOND FUND
  Current                             $31        $103       $182         $  415
--------------------------------------------------------------------------------
  Pro Forma                           $51        $226       $417         $  975
--------------------------------------------------------------------------------


LIFECYCLE FUNDS


                                     1 Year     3 Years    5 Years      10 Years
================================================================================
LIFECYCLE FUND -- 2010 FUND
  Current                             $61        $203       $358         $  809
--------------------------------------------------------------------------------
  Pro Forma                           $73        $249       $441         $  997
--------------------------------------------------------------------------------
LIFECYCLE FUND -- 2015 FUND
  Current                             $62        $204       $359         $  808
--------------------------------------------------------------------------------
  Pro Forma                           $73        $251       $445         $1,008
--------------------------------------------------------------------------------
LIFECYCLE FUND -- 2020 FUND
  Current                             $62        $206       $363         $  819
--------------------------------------------------------------------------------
  Pro Forma                           $74        $252       $446         $1,009
--------------------------------------------------------------------------------
LIFECYCLE FUND -- 2025 FUND
  Current                             $62        $206       $363         $  819
--------------------------------------------------------------------------------
  Pro Forma                           $74        $252       $446         $1,020
--------------------------------------------------------------------------------
LIFECYCLE FUND -- 2030 FUND
  Current                             $62        $206       $363         $  831
--------------------------------------------------------------------------------
  Pro Forma                           $74        $252       $451         $1,020
--------------------------------------------------------------------------------
LIFECYCLE FUND -- 2035 FUND
  Current                             $62        $208       $368         $  831
--------------------------------------------------------------------------------
  Pro Forma                           $74        $254       $451         $1,020
--------------------------------------------------------------------------------
LIFECYCLE FUND -- 2040 FUND
  Current                             $62        $208       $368         $  831
--------------------------------------------------------------------------------
  Pro Forma                           $74        $254       $451         $1,020
--------------------------------------------------------------------------------

PROPOSAL 4 -- APPROVAL OF DISTRIBUTION PLAN

The Board has unanimously approved, and recommends that the Retail Class shareholders of each Retail Class Fund vote for the approval of, the distribution plan with respect to their shares


The Board is recommending that Retail Class shareholders of the Large-Cap Value Fund, Mid-Cap Growth Fund, Mid-Cap Value Fund, Small-Cap Equity Fund, Real Estate Securities Fund and Inflation-Linked Bond Fund (collectively, the "Retail Class Funds") approve a Distribution Plan pursuant to Rule 12b-1 of the 1940 Act with respect to the Retail Class shares of these Funds. Rule 12b-1 requires that any direct payments of distribution expenses by funds may only occur pursuant to a distribution plan adopted in compliance with the Rule. The Distribution Plan will enable the Funds to reimburse Teachers Personal Investors Services, Inc. ("TPIS"), the Funds' distributor, for its efforts in promoting and distributing Retail Class shares, which is expected to help increase assets in these Funds. An increase in assets of the Retail Class Funds will allow the Funds to achieve greater economies of scale and lower overall expense ratios by spreading expenses over a wider asset base.

A copy of the Distribution Plan is attached to this Proxy Statement as Exhibit
G.



What are the Terms of the Distribution Plan?


Under the terms of the Distribution Plan, TPIS can be reimbursed for all or part of certain expenses that it incurs in connection with the promotion and distribution of the Retail Class shares, as approved by the Board, up to an annual rate of 0.25% of the average daily net asset value of shares of the Retail Class. Reimbursements by the Retail Class shares under the Distribution Plan are calculated daily and paid monthly. The expenses eligible for reimbursement under the Distribution Plan include, but are not limited to, compensation of dealers and others for the expenses of their various activities primarily intended to promote the sale of its shares, and for providing personal and account maintenance services to holders of shares and salaries and other expenses relating to account servicing efforts. To see the effect of the proposed fees under the Distribution Plan, please see the expense charts on pages 40-41.


Pursuant to the Distribution Plan, at least quarterly, TPIS will provide the Institutional Funds with a written report of the amounts expended under the Distribution Plan and the purpose for those expenditures. The Trustees will review these reports to determine their continued appropriateness.

The Distribution Plan provides that it continues in effect only so long as its continuance is approved at least annually by a majority of the Trustees who are not "interested persons" of the Institutional Funds. The Distribution Plan provides that it may be terminated without penalty with respect to the Retail Class shares of a Fund at any time: (a) by vote of a majority of the Trustees who are not "interested persons" of the Institutional Funds; or (b) by a vote of a majority of the votes attributable to the Retail Class shares of the Retail Class Fund. The Distribution Plan further provides that it may not be amended to increase materially the maximum amount of the fees specified therein with respect to the Retail Class shares without shareholder approval. In addition, the Distribution Plan provides that no material amendment to the Distribution Plan will, in any event, be effective unless it is approved by a majority vote of the Trustees who are not "interested persons" of the Institutional Funds.

If the Distribution Plan is approved by shareholders of a Retail Class Fund, it is contemplated that the Distribution Plan will become effective on November 1, 2005.


What Factors Did the Board Consider in Approving the Distribution Plan?

The Distribution Plan was unanimously approved by the Trustees in person at a meeting held on May 17, 2005. None of the Trustees have a direct or indirect financial interest in the operation of the Distribution Plan or in any agreements related to the Distribution Plan.

In approving the Distribution Plan, the Board considered whether adoption of the Distribution Plan is reasonably likely to benefit Retail Class shareholders and the Funds, and weighed the anticipated benefits to shareholders against the level of fees charged by the Distribution Plan. The Board noted that the ability to successfully distribute Retail Class shares was an important part of the overarching effort to restructure and reposition the Funds. The Trustees considered that the Advisor did not have adequate revenues to continue to pay for the promotion and distribution of Retail Class shares. They considered that promotion and distribution efforts were critical to increasing Fund assets, which could produce economies and scale and allow the Funds to reach breakpoints. This would help lower overall expense ratios for the Retail Class Funds. Additionally, the enhanced distribution of Retail Class shares under the Distribution Plan is expected to lead to steadier inflows of cash into the Funds, which would, in turn, make it easier to manage the Funds and lessen the occasions where portfolio securities would need to be sold to meet redemptions.


The Board also considered the following:


o The Distribution Plan is a reimbursement plan, in which the Board has annual control on the amount to pay out - up to the maximum stated in the Distribution Plan.


o Management is proposing that the Plan be phased in gradually. During the first two years, TPIS would not ask for any reimbursement of distribution expenses for Retail Class shares; and after that, the reimbursements would be increased incrementally until all Retail Class distribution expenses (up to 25 basis points) would be paid for by the Funds.

o The Distribution Plan's maximum fees are within the same range as or lower than fees of other comparable funds, which range from approximately 10 to 100 basis points.

o At the Board's suggestion, management has proposed methods to limit the expenses of the Retail Class. In particular, the Advisor has agreed to cap the total expenses of the Funds, including distribution fees, until April 2007 and to impose a fee on small accounts that would target those accounts responsible for some of the high costs to the Funds. In addition, TPIS has agreed not to ask for reimbursements of its distribution expenses until April 2007.


After considering these factors, the Trustees concluded that there was a reasonable likelihood that the Distribution Plan would benefit each Retail Class Fund and its respective Retail Class shareholders, and unanimously approved the adoption of the Distribution Plan.


ADDITIONAL INFORMATION


Beneficial Ownership


Except as set forth in Exhibit H, as of May 31, 2005, Institutional Funds does not know of any person who owns beneficially or of record 5% or more of the outstanding shares of any class of any Fund. As of that same date, the Trustees and officers of Institutional Funds, individually and in the aggregate, owned less than 1% of any class of any Fund, except as noted below.


Name                        Fund and Class                              Shares        Percentage
================================================================================================
Herbert M. Allison, Jr.     Large-Cap Value Fund (Retail Class)          95,206.65         2.11%
-------------------------------------------------------------------------------------------------
Scott C. Evans              Lifecycle Fund - 2025 Fund                   55,981.47        28.01%


Distributor

The shares of the Funds are distributed by TPIS, a subsidiary of TIAA that is registered as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. The TIAA Board of Overseers, a New York membership corporation, owns all of the stock of TIAA. The address for TPIS is 730 Third Avenue, New York, New York 10017-3206.


OTHER MATTERS

Means of Soliciting Proxies

This proxy solicitation will be conducted mainly by mail, telephone, and the Internet, but it may also be by any other method of electronic communication or by personal interview. The Funds have retained D. F. King & Co., Inc. of New York, NY ("DF King") to assist in the solicitation of proxies. The costs of retaining DF King, which are anticipated to be $98,000, and other expenses incurred in connection with the drafting, printing and mailing of this proxy statement, the solicitation of proxies and the holding of the special meeting, will be borne by the Advisor, and not by any of the Funds.


Proposals of Persons with Voting Rights

As a general matter, Institutional Funds does not hold regular annual or other meetings of shareholders. Any shareholder who wishes to submit proposals to be considered at a special meeting of Institutional Funds' shareholders should send such proposals to the Funds' Secretary. Proposals must be received a reasonable amount of time prior to any meeting to be included in the proxy materials. Moreover, inclusion of such proposals is subject to limitations under the federal securities laws. Persons named as proxies for any subsequent shareholders' meeting will vote in their discretion with respect to proposals submitted on an untimely basis.



ANNUAL REPORTS

IF YOU WOULD LIKE A FREE COPY OF THE INSTITUTIONAL FUNDS' MOST RECENT SEMI-ANNUAL AND ANNUAL REPORTS, YOU CAN VISIT THE TIAA-CREF WEB SITE AT WWW.TIAA-CREF.ORG OR USE OUR ON-LINE REQUEST FORM TO REQUEST MAILED VERSIONS. ALTERNATIVELY, YOU CAN CALL 1 877 518-9161 OR WRITE TO US AT 730 THIRD AVENUE, NEW YORK, NEW YORK 10017-3206 TO REQUEST COPIES OF THESE DOCUMENTS.

EXHIBIT A



INVESTMENT MANAGEMENT AGREEMENT FOR TIAA-CREF INSTITUTIONAL MUTUAL FUNDS

     THIS AGREEMENT is made this [___] day of [__], 2005, by and between TIAA-CREF Institutional Mutual Funds (the "Trust"), a Delaware statutory trust, and Teachers Advisors, Inc. (the "Advisor"), a Delaware corporation.

     WHEREAS, Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and currently consists of several series divided into various classes (listed on Appendix A hereto), and may consist of additional series or classes in the future (collectively, the "Funds");

     WHEREAS, Advisor is engaged principally in the business of rendering investment advisory and management services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act");

     WHEREAS, Trust desires to retain Advisor to render investment advisory and management services to the Funds, in the manner and on the terms and conditions set forth in this Agreement;

     WHEREAS, Advisor is willing to provide investment advisory and management services to the Funds in the manner and on the terms and conditions set forth in this Agreement;

     NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, Trust and Advisor hereby agree as follows:

     1. Appointment.

     Trust hereby appoints Advisor to act as the Funds' investment adviser and manager for the periods and on the terms set forth herein. Advisor hereby accepts the appointment as investment adviser and manager, and agrees, subject to the supervision of the board of trustees of Trust (the "Board"), to furnish the services and assume the obligations set forth in this Agreement for the compensation provided for herein.

     2. Generally.

          (a) As the Funds' investment adviser and manager, Advisor shall be subject to: (1) the restrictions of the Declaration of Trust of Trust, as amended from time to time; (2) the provisions of the 1940 Act and the Advisers Act; (3) the statements relating to the Funds' investment objectives, investment policies and investment restrictions as set forth in the currently effective (and as amended from time to time) registration statement of Trust under the Securities Act of 1933, as amended (the "1933 Act"), and the 1940 Act; (4) any applicable provisions of the Internal Revenue Code of 1986, as amended (the "Code"); and such other limitations as Trust shall communicate to Advisor in writing.

          (b) Advisor shall, for all purposes herein, be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent Trust or a Fund in any way or otherwise be deemed an agent of Trust or a Fund.

          (c) Advisor shall, for purposes of this Agreement, have and exercise full investment discretion and authority to act as agent for the Funds in buying, selling or otherwise disposing of or managing the Funds' investments, directly or through sub-advisers, subject to supervision by the Board.

     3. Investment Advisory Services

          (a) Advisor shall provide the Funds with such investment research, advice and supervision as Advisor may from time to time consider necessary or appropriate for the proper management of the assets of each Fund, shall furnish continuously an investment program for each Fund, shall determine which securities or other investments shall be purchased, sold or exchanged and what portions of each Fund shall be held in the various securities or other investments or cash, and shall take such steps as are necessary to implement an overall investment plan for each Fund, including providing or obtaining such services as may be necessary in managing, acquiring or disposing of securities, cash or other investments.

          (b) Trust has furnished or will furnish Advisor with copies of Trust's registration statement and Declaration of Trust, as currently in effect and agrees during the continuance of this Agreement to furnish Advisor with copies of any amendments or supplements thereto before or at the time the amendments or supplements become effective. Advisor will be entitled to rely on all documents furnished by Trust.

          (c) Advisor shall take, on behalf of each Fund, all actions that it deems necessary to implement the investment policies of such Fund, and in particular, to place all orders for the purchase or sale of portfolio investments for the account of each Fund with brokers, dealers, futures commission merchants or banks selected by Advisor. Advisor also is authorized as the agent of Trust to give instructions to any service provider serving as custodian of the Funds as to deliveries of securities and payments of cash for the account of each Fund. In selecting brokers or dealers and placing purchase and sale orders with respect to assets of a Fund, Advisor is directed at all times to seek to obtain best execution within the policy guidelines determined by the Board and set forth in the current registration statement. Subject to this requirement and the provisions of the 1940 Act, the Advisers Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), and other applicable provisions of law, Advisor may select brokers or dealers that are affiliated with Advisor or Trust.

          (d) Consistent with Advisor's obligation to provide best execution, Advisor may also take into consideration research and statistical information, wire, quotation and other services provided by brokers and dealers to Advisor. Advisor is also authorized to effect individual securities transactions at commission rates in excess of the minimum commission rates available, if Advisor determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage, research and other services provided by such broker or dealer, viewed in terms of either that particular transaction or Advisor's overall responsibilities with respect to each Fund. The policies with respect to brokerage allocation, determined from time to time by the Board are those disclosed in the currently effective registration statement. Advisor will periodically evaluate the statistical data, research and other investment services provided to it by brokers and dealers. Such services may be used by Advisor in connection with the performance of its obligations under this Agreement or in connection with other advisory or investment operations including using such information in managing its own accounts.

          (e) As part of carrying out its obligations to manage the investment and reinvestment of the assets of each Fund consistent with the requirements under the 1940 Act, Advisor shall:

               (1) Perform research and obtain and analyze pertinent economic, statistical, and financial data relevant to the investment policies of each Fund as set forth in Trust's registration statement;

               (2) Consult with the Board and furnish to the Board recommendations with respect to an overall investment strategy for each Fund for approval, modification, or rejection by the Board;

               (3) Seek out and implement specific investment opportunities, consistent with any investment strategies approved by the Board;

               (4) Take such steps as are necessary to implement any overall investment strategies approved by the Board for each Fund, including making and carrying out day-to-day decisions to acquire or dispose of permissible investments, managing investments and any other property of the Fund, and providing or obtaining such services as may be necessary in managing, acquiring or disposing of investments;

               (5) Regularly report to the Board with respect to the performance of the Funds, the implementation of any approved overall investment strategy and any other activities in connection with management of the assets of each Fund;

               (6) Maintain all required books, accounts, records, memoranda, instructions or authorizations with respect to the investment-related activities of the Funds;

               (7) Furnish any personnel, office space, equipment and other facilities necessary for the investment-related activities of the Funds;

               (8) Provide the Funds with such accounting or other data concerning the Funds' investment-related activities as shall be necessary or required to prepare and to file all periodic financial reports or other documents required to be filed with the Securities and Exchange Commission and any other regulatory entity;

               (9) Assist in determining each business day the net asset value of the shares of each Fund in accordance with applicable law; and

               (10) Enter into any written investment advisory or investment sub-advisory contract with another affiliated or unaffiliated party, subject to any approvals required by Section 15 of the 1940 Act, pursuant to which such party will carry out some or all of Advisor's responsibilities (as specified in such investment advisory or investment sub-advisory contract) listed above.

     4. General Management Services.

          (a) Advisor shall manage or supervise all aspects of the Funds' operations, including transfer agency, dividend disbursing, legal, accounting, administrative and shareholder services. These services may be provided by Advisor or by third-party service providers, such as custodians, transfer agents and fund administrators. Advisor's general management services shall include, but be limited to:

               (1) Supervising the performance of custodians, transfer agents, fund administrators, and other persons in any capacity deemed to be necessary to a Fund's operations;

               (2) Furnishing or overseeing the furnishing of any personnel, office space, equipment and other facilities necessary for the non-investment-related operations of the Fund;

               (3) Calculating or monitoring the calculation of the net asset value of each Fund at such times and in such manner as specified in Trust's current registration statement and at such other times upon which the parties hereto may from time to time agree;

               (4) Providing or overseeing the provision of customary accounting and auditing services for registered investment companies and their series, including portfolio accounting, dividend and distribution determinations, and the calculation and preparation of any financial information or schedules, for Trust and the Funds;

               (5) Preparing and filing or supervising the preparation and filing of all federal, state, and local tax returns and reports relating to each Fund;

               (6) Preparing and filing or supervising the preparation and filing of any documents required to be filed on behalf of Trust or the Funds with the Securities Exchange Commission and/or other federal, state and local authorities as may be required by applicable law, including proxy materials, registration statements and post-effective amendments thereto, shareholder reports, and Rule 24f-2 notices;

               (7) Preparing and filing or supervising the preparation and filing of notices to qualify the Funds' shares to be offered in such states;

               (8) Maintaining or overseeing the maintenance of such non-investment activity-related books and records of the Funds as may be required by applicable law;

               (9) Providing or overseeing the organization and recordkeeping for meetings of the Board, including preparing such materials and reports and making its officers and employees available to the Board for consultation and discussions regarding the operations and management of the Funds;

               (10) Developing and implementing or overseeing the development and implementation of a program to monitor Trust's and the Funds' compliance with regulatory requirements and the Funds' own limitations and public statements; and

               (11) Supervising or providing any other services necessary for the ordinary operation of Trust and the Funds.

          (b) Nothing in this Agreement shall be deemed to diminish the obligations of any agent of Trust or other person not a party to this Agreement that is obligated to provide services to the Funds.

     5. Allocation of Charges and Expenses.

          (a) Advisor. Advisor assumes the expense of and shall pay for the performance of its investment-related obligations under Section 3 of the Agreement, including the fees payable to any investment adviser or sub-adviser engaged pursuant to Section 3(e)(10) of this Agreement, and its operational oversight obligations under Section 4 of this Agreement, but Advisor does not assume any of the expense of and shall not pay for any Fund's direct operational expenses (as detailed in Section 5(b)). Advisor shall at its own expense provide the office space, equipment and facilities that is necessary to provide the investment-related and operational oversight services described under Sections 3 and 4, respectively, of this Agreement, and shall pay all compensation of officers of Trust and all trustees of Trust who are affiliated persons of Advisor, except as otherwise specified in this Agreement.

          (b) Fund. Except as provided in Section 5(a), each Fund shall bear all of its operational expenses including, but not limited to: compensation of Advisor under this Agreement, custodian fees; transfer agent fees; pricing costs (including the daily calculation of net asset value); fund accounting fees; legal fees; expenses of shareholders' and/or trustees' meetings; cost of printing and mailing shareholder reports and proxy statements; maintenance of non-investment-related books and records, compliance program development and implementation costs, costs of preparing, printing and mailing registration statements and updated prospectuses to current shareholders; costs in connection with the registration or qualification of shares with federal and state securities authorities and the continued qualification of shares for sale; expenses of all audits by Trust's independent accountants, costs of preparing and filing reports with regulatory bodies; costs of the maintenance of Trust's fidelity bond required by Section 17(g) of the 1940 Act, or other insurance premiums; the fees of any trade association of which the Funds are members; fees and expenses of trustees who are not "interested persons" (as such term is defined in the 1940 Act) of Trust (the "disinterested trustees"); brokerage commissions, dealer markups and other expenses incurred in the acquisition or disposition of any securities or other investments; costs, including the interest expense, of borrowing money; preparing and filing tax returns, the payment of any taxes; and extraordinary expenses (including extraordinary litigation expenses and extraordinary consulting expenses).

          (c) Allocation Procedures. At least annually, within [60] days of the Trust's fiscal year end, or more frequently at the request of the Board, Advisor will submit to the Board for review and approval at the Board's next regularly-scheduled meeting, the allocations of all charges and expenses covered by this Section 5 and the methodology and rationale therefore, including all such allocations between the Trust and Advisor and between and among the Funds.

     6. Compensation of Advisor.

          (a) For the services rendered, the facilities furnished and expenses assumed by Advisor, the Fund shall pay to Advisor at the end of each calendar month an annualized fee calculated as a percentage of the average value of the net assets each day for each Fund during that month at the annual rates set forth at Appendix A hereto.

          (b) Advisor's fee shall be accrued daily proportionately at 1/365th (1/366th for a leap year) of the applicable annual rate set forth above. For the purpose of accruing compensation, the net assets of each Fund shall be determined in the manner and on the dates set forth in the Declaration of Trust or the current registration statement of Trust and, on days on which the net assets are not so determined, the net asset value computation to be used shall be as determined on the immediately preceding day on which the net assets were determined.

          (c) In the event of termination of this Agreement, all compensation due through the date of termination will be calculated on a pro-rated basis through the date of termination and paid within fifteen business days of the date of termination.

          (d) During any period when the determination of net asset value is suspended, the net asset value of a Fund as of the last business day prior to such suspension shall for this purpose be deemed to be the net asset value at the close of each succeeding business day until it is again determined.

     7. Limitation of Liability.

          (a) Advisor shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the management of Trust or any Fund, except (i) for willful misfeasance, bad faith or negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties hereunder, and (ii) to the extent specified in Section 36(b) of the 1940 Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation.

          (b) Advisor is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Declaration of Trust and agrees that obligations assumed by Trust or each Fund pursuant to this Agreement shall be limited in all cases to Trust or that Fund and its respective assets. Advisor agrees that it shall not seek satisfaction of any such obligation from the shareholders of Trust, nor from the trustees, officers, employees or agents of Trust.

     8. Activities of Advisor.

          (a) The services of Advisor are not deemed to be exclusive, and Advisor is free to render services to others, so long as Advisor's services under this Agreement are not impaired. It is understood that trustees, officers, employees and shareholders of Trust are or may become interested persons of Advisor, as directors, officers, employees and shareholders or otherwise, and that directors, officers, employees and shareholders of Advisor are or may become similarly interested persons of Trust, and that Advisor may become interested in Trust or the Funds as a shareholder or otherwise.

          (b) It is agreed that Advisor may use any supplemental investment research obtained for the benefit of the Funds in providing investment advice to its other investment advisory accounts. Advisor or its affiliates may use such information in managing their own accounts. Conversely, such supplemental information obtained by the placement of business for Advisor or other entities advised by Advisor will be considered by and may be useful to Advisor in carrying out its obligations to the Funds.

          (c) Nothing in this Agreement shall preclude the aggregation of orders for the sale or purchase of securities or other investments by two or more Funds or by the Funds and other mutual funds, separate accounts, or other accounts (collectively, "Advisory Clients") managed by Advisor, provided that:

               (1) Advisor's actions with respect to the aggregation of orders for multiple Advisory Clients, including the Funds, are consistent with the then-current positions in this regard taken by the Securities and Exchange Commission or its staff through releases, "no-action" letters, or otherwise; and

               (2) Advisor's policies with respect to the aggregation of orders for multiple Advisory Clients have been previously submitted and periodically approved by the Board of Trustees.

          (d) Neither Advisor, nor any of its directors, officers, or personnel, nor any person, firm, or corporation controlling, controlled by, or under common control with it shall act as a principal or receive any commission as agent in connection with the purchase or sale of assets for a Fund, except as may be permitted under applicable law.

     9. Books and Records.

          (a) Advisor hereby undertakes and agrees to maintain, in the form and for the period required by Rule 31a-2 and Rule 2a-7 under the 1940 Act, all records that are required to be maintained by Trust pursuant to the requirements of Rule 31a-1 and Rule 2a-7 of the 1940 Act.


          (b) Advisor agrees that all books and records which it maintains for Trust are the property of Trust and further agrees to surrender promptly to Trust any such books, records or information upon Trust's request. All such books and records shall be made available, within five business days of a written request, to Trust's accountants or independent registered public accounting firm during regular business hours at Advisor's offices. Trust or its authorized representative shall have the right to copy any records in the possession of Advisor that pertain to Trust or the Funds. Such books, records, information or reports shall be made available to properly authorized government representatives consistent with state and federal law and/or regulations. In the event of the termination of this Agreement, all such books, records or other information shall be returned to Trust free from any claim or assertion of rights by Advisor.


          (c) Advisor further agrees that it will not disclose or use any records or information obtained pursuant to this Agreement in any manner whatsoever except as authorized in this Agreement and that it will keep confidential any information obtained pursuant to this Agreement and disclose such information only if Trust has authorized such disclosure, or if such disclosure is required by federal or state regulatory authorities.

     10. Duration and Termination of this Agreement.

          (a) This Agreement shall not become effective with respect to a Fund unless and until it is approved by the Board, including a majority of trustees who are not parties to this Agreement or interested persons of any such party, and by the vote of a majority of the outstanding voting shares of such Fund. This Agreement shall come into full force and effect on the date that it is so approved, provided that it shall not become effective as to any subsequently created Fund until it has been approved by the Board specifically for such Fund. As to each Fund, the Agreement shall continue in effect for two years from the date on which it becomes effective and shall thereafter continue in effect from year to year so long as such continuance is specifically approved for such Fund at least annually by: (i) the Board, or by the vote of a majority of the outstanding voting shares of such Fund; and (ii) a majority of those trustees who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

          (b) This Agreement may be terminated at any time as to any Fund or to all Funds, without the payment of any penalty, by the Board or by vote of a majority of the outstanding voting shares of the applicable Fund, or by Advisor, on 60 days' written notice to the other party. If this Agreement is terminated only with respect to one or more, but less than all, of the Funds, or if a different investment adviser is appointed with respect to a new Fund, the Agreement shall remain in effect with respect to the remaining Fund(s).

          (c) This Agreement shall automatically terminate in the event of its assignment.

     11. Amendments of this Agreement. This Agreement may be amended as to each Fund only in accordance with the provisions of the 1940 Act.

     12. Definitions of Certain Terms. The terms "assignment," "affiliated person," "interested person," and "majority of the outstanding voting shares" when used in this Agreement, shall have the respective meanings specified in the 1940 Act.

     13. Governing Law. This Agreement shall be construed in accordance with laws of the State of New York, and applicable provisions of the 1940 Act, the Advisers Act, and the 1934 Act.

     14. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

     15. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which shall be deemed one instrument.

     16. Notices. All notices and other communications provided for hereunder shall be in writing and shall be delivered by hand or mailed first class, postage prepaid, addressed as follows:

          (a)  If to Trust or the Funds --

               TIAA-CREF Institutional Mutual Funds
               730 Third Avenue
               New York, New York 10017-3206
               Attention: [                ]

          (b)  If to Advisor --

               Teachers Advisors, Inc.
               730 Third Avenue
               New York, New York 10017-3206
               Attention: Scott Evans
or to such other address as Trust or Advisor shall designate by written notice to the other.

     17. Miscellaneous. Captions in this Agreement are included for convenience or reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

     IN WITNESS WHEREOF, Trust and Advisor have caused this Agreement to be executed in their names and on their behalf by and through their duly authorized officers on the day and year first above written.

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS

By:___________________________________   Attest:________________________________
Title:________________________________   Title:_________________________________

TEACHERS ADVISORS, INC.

By:___________________________________   Attest:________________________________
Title:________________________________   Title:_________________________________

APPENDIX A

International Equity Fund
Real Estate Securities Fund

            Assets Under Management (Billions)           Fee Rate (average daily net assets)
--------------------------------------------------------------------------------------------------------
      $0.0 - $1.0                                                       0.50%
     Over $1.0 - $2.5                                                   0.48%
     Over $2.5 - $4.0                                                   0.46%
       Over $4.0                                                        0.44%

Growth Equity Fund
Growth & Income Fund
Large-Cap Value Fund

            Assets Under Management (Billions)           Fee Rate (average daily net assets)
--------------------------------------------------------------------------------------------------------
      $0.0 - $1.0                                                       0.45%
     Over $1.0 - $2.5                                                   0.43%
     Over $2.5 - $4.0                                                   0.41%
       Over $4.0                                                        0.39%

Mid-Cap Growth Fund
Mid-Cap Value Fund
Small-Cap Equity Fund

            Assets Under Management (Billions)           Fee Rate (average daily net assets)
--------------------------------------------------------------------------------------------------------
      $0.0 - $0.5                                                       0.48%
    Over $0.5 - $0.75                                                   0.46%
   Over $0.75 - $1.00                                                   0.44%
       Over $1.0                                                        0.42%

High-Yield Bond Fund

            Assets Under Management (Billions)           Fee Rate (average daily net assets)
--------------------------------------------------------------------------------------------------------
      $0.0 - $1.0                                                       0.35%
     Over $1.0 - $2.5                                                   0.34%
     Over $2.5 - $4.0                                                   0.33%
       Over $4.0                                                        0.32%

Bond Fund
Bond Plus Fund
Inflation-Linked Bond Fund
Tax-Exempt Bond Fund

            Assets Under Management (Billions)           Fee Rate (average daily net assets)
--------------------------------------------------------------------------------------------------------
                      $0.0 - $1.0                                       0.30%
                    Over $1.0 - $2.5                                    0.29%
                    Over $2.5 - $4.0                                    0.28%
                       Over $4.0                                        0.27%


Short-Term Bond Fund

            Assets Under Management (Billions)           Fee Rate (average daily net assets)
--------------------------------------------------------------------------------------------------------
                      $0.0 - $1.0                                       0.25%
                    Over $1.0 - $2.5                                    0.24%
                    Over $2.5 - $4.0                                    0.23%
                       Over $4.0                                        0.22%

Large-Cap Growth Index Fund
Large-Cap Value Index Fund
Equity Index Fund
S&P 500 Index Fund
Mid-Cap Growth Index Fund
Mid-Cap Value Index Fund
Mid-Cap Blend Index Fund
Small-Cap Growth Index Fund
Small-Cap Value Index Fund
Small-Cap Blend Index Fund
International Equity Index Fund

            Assets Under Management (Billions)           Fee Rate (average daily net assets)
--------------------------------------------------------------------------------------------------------
                      All Assets                                        0.04%

Social Choice Equity Fund

            Assets Under Management (Billions)           Fee Rate (average daily net assets)
--------------------------------------------------------------------------------------------------------
                      All Assets                                        0.15%

Managed Allocation Fund

            Assets Under Management (Billions)           Fee Rate (average daily net assets)
--------------------------------------------------------------------------------------------------------
                      All Assets                                        0.00%

Money Market Fund

            Assets Under Management (Billions)           Fee Rate (average daily net assets)
--------------------------------------------------------------------------------------------------------
                     All Assets                                         0.10%

Lifecycle Fund -- 2010 Fund
Lifecycle Fund -- 2015 Fund
Lifecycle Fund -- 2020 Fund
Lifecycle Fund -- 2025 Fund
Lifecycle Fund -- 2030 Fund
Lifecycle Fund -- 2035 Fund
Lifecycle Fund -- 2040 Fund


            Assets Under Management (Billions)           Fee Rate (average daily net assets)
--------------------------------------------------------------------------------------------------------
                    All Assets                                          0.10%

EXHIBIT B


Information Regarding Directors and Principal Officer of the Advisor

                     Position
                     with the                          Principal
Name and Address     Advisor                           Occupation
==========================================================================================================
Scott C. Evans       Director, President and Chief     Director Executive Vice President and Chief
TIAA-CREF            Executive Officer                 Investment Officer of TIAA and the TIAA-CREF
730 Third Avenue                                       Funds; President and Chief Executive Officer of
New York, NY                                           Investment Management and Advisors; and
10017-3206                                             Director of TIAA-CREF Life.

Erwin W. Martens     Director                          Executive Vice President, Risk Management, of
TIAA-CREF                                              TIAA and the TIAA-CREF Funds; Director of
730 Third Avenue                                       Services, TPIS, Tuition Financing and TIAA-
New York, NY                                           CREF Life; and Manager of Investment
10017-3206                                             Management

Russell Noles        Director                          Vice President and Acting Chief Financial
TIAA-CREF                                              Officer of TIAA and the TIAA-CREF Funds; Vice
730 Third Avenue                                       President of Advisors, TPIS, Tuition Financing
New York, NY                                           and Investment Management and Services;
10017-3206                                             Director of TPIS, Tuition Financing; and
                                                       Manager of Investment Management and
                                                       Services.

EXHIBIT C


                                                      Rate of             Waivers or
Name of Fund                        Net Assets(1)     Compensation(2)(3)  Reimbursements
===============================================================================================
TIAA-CREF Life Funds
  Growth & Income Fund              $ 46,687,734      0.23%               None
-----------------------------------------------------------------------------------------------
TIAA-CREF Life Funds
  Growth Equity Fund                $ 26,749,924      0.25%               None
-----------------------------------------------------------------------------------------------
TIAA-CREF Life Funds
  International Equity Fund         $ 54,356,079      0.29%               None
-----------------------------------------------------------------------------------------------
TIAA-CREF Life Funds
  Large-Cap Value Fund              $ 44,669,334      0.24%               None
-----------------------------------------------------------------------------------------------
TIAA-CREF Life Funds
  Small-Cap Equity Fund             $ 45,514,066      0.10%               None
-----------------------------------------------------------------------------------------------
TIAA-CREF Life Funds Real
  Estate Securities Fund            $ 64,171,802      0.25%               None
-----------------------------------------------------------------------------------------------
TIAA-CREF Life Funds
  Stock Index Fund                  $142,898,809      0.06%               None
-----------------------------------------------------------------------------------------------
TIAA-CREF Life Funds
  Social Choice Equity Fund         $ 27,829,820      0.07%               None
-----------------------------------------------------------------------------------------------
TIAA-CREF Life Funds Bond Fund      $ 62,120,852      0.10%               None
-----------------------------------------------------------------------------------------------
TIAA-CREF Life Funds
  Money Market Fund                 $ 31,359,347      0.06%               None
-----------------------------------------------------------------------------------------------
TIAA-CREF Mutual Funds
  International Equity Fund         $357,215,755      0.49%               None
-----------------------------------------------------------------------------------------------
TIAA-CREF Mutual Funds
  Growth Equity Fund                $541,723,644      0.45%               None
-----------------------------------------------------------------------------------------------
TIAA-CREF Mutual Funds
  Growth & Income Fund              $512,843,301      0.43%               None
-----------------------------------------------------------------------------------------------
TIAA-CREF Mutual Funds
  Social Choice Equity Fund         $131,929,828      0.27%               None
-----------------------------------------------------------------------------------------------
TIAA-CREF Mutual Funds
  Equity Index Fund                 $350,281,375      0.26%               None
-----------------------------------------------------------------------------------------------
TIAA-CREF Mutual Funds
  Money Market Fund                 $601,850,550      0.29%               None
-----------------------------------------------------------------------------------------------
TIAA-CREF Mutual Funds
  Bond Plus Fund                    $475,639,913      0.30%               None
-----------------------------------------------------------------------------------------------
TIAA Separate Account VA-1          $895,287,922      0.30%               Waived down to 0.07%
-----------------------------------------------------------------------------------------------

(1) As of May 27, 2005.


(2) As a percentage of average daily net assets.

(3) The fees paid to the Advisor by the Funds in this chart are unitary fees and include expenses other than management fees.

EXHIBIT D



Advisor's Caps on "Other Expenses" for Retirement and Institutional Class Shares


                                    Institutional Class         Retirement Class
================================================================================
Growth Equity Fund                        0.05%                   0.30%
--------------------------------------------------------------------------------
Growth & Income Fund                      0.05%                   0.30%
--------------------------------------------------------------------------------
International Equity Fund                 0.10%                   0.30%
--------------------------------------------------------------------------------
Large-Cap Value Fund                      0.05%                   0.30%
--------------------------------------------------------------------------------
Mid-Cap Growth Fund                       0.07%                   0.30%
--------------------------------------------------------------------------------
Mid-Cap Value Fund                        0.07%                   0.30%
--------------------------------------------------------------------------------
Small-Cap Equity Fund                     0.07%                   0.30%
--------------------------------------------------------------------------------
Large-Cap Growth Index Fund               0.04%                   0.30%
--------------------------------------------------------------------------------
Large-Cap Value Index Fund                0.04%                   0.30%
--------------------------------------------------------------------------------
Equity Index Fund                         0.04%                   0.30%
--------------------------------------------------------------------------------
S&P 500 Index Fund                        0.04%                   0.30%
--------------------------------------------------------------------------------
Mid-Cap Growth Index Fund                 0.04%                   0.30%
--------------------------------------------------------------------------------
Mid-Cap Value Index Fund                  0.04%                   0.30%
--------------------------------------------------------------------------------
Mid-Cap Blend Index Fund                  0.04%                   0.30%
--------------------------------------------------------------------------------
Small-Cap Growth Index Fund               0.04%                   0.30%
--------------------------------------------------------------------------------
Small-Cap Value Index Fund                0.04%                   0.30%
--------------------------------------------------------------------------------
Small-Cap Blend Index Fund                0.04%                   0.30%
--------------------------------------------------------------------------------
International Equity Index Fund           0.11%                   0.37%
--------------------------------------------------------------------------------
Social Choice Equity Fund                 0.05%                   0.33%
--------------------------------------------------------------------------------
Real Estate Securities Fund               0.05%                   0.31%
--------------------------------------------------------------------------------
Bond Fund                                 0.05%                   0.20%
--------------------------------------------------------------------------------
Inflation-Linked Bond Fund                0.05%                   0.25%
--------------------------------------------------------------------------------
Money Market Fund                         0.05%                   0.25%
--------------------------------------------------------------------------------

Advisor's Caps on "Total Expenses" for Retail Class Shares

                                                                    Retail Class
================================================================================
Large-Cap Value Fund                                                   0.80%
--------------------------------------------------------------------------------
Mid-Cap Growth Fund                                                    0.85%
--------------------------------------------------------------------------------
Mid-Cap Value Fund                                                     0.85%
--------------------------------------------------------------------------------
Small-Cap Equity Fund                                                  0.85%
--------------------------------------------------------------------------------
Real Estate Securities Fund                                            0.90%
--------------------------------------------------------------------------------
Inflation-Linked Bond Fund                                             0.50%
--------------------------------------------------------------------------------

EXHIBIT E

Service Agreement Payments
(for the 12 months ended December 31, 2004)

FUND                                CURRENT FEES     PRO FORMA FEES*     % DECREASE
===================================================================================
GROWTH EQUITY FUND                     $ 39,993                  -            0.0%
-----------------------------------------------------------------------------------
GROWTH & INCOME FUND                   $358,700           $ 74,965          79.10%
-----------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND              $384,412           $170,371          55.68%
-----------------------------------------------------------------------------------
LARGE-CAP VALUE FUND                   $614,984           $140,783          77.11%
-----------------------------------------------------------------------------------
MID-CAP GROWTH FUND                    $410,722           $182,839          55.48%
-----------------------------------------------------------------------------------
MID-CAP VALUE FUND                     $389,756           $199,304          48.86%
-----------------------------------------------------------------------------------
SMALL-CAP EQUITY FUND                  $498,825           $273,443          45.18%
-----------------------------------------------------------------------------------
SOCIAL CHOICE EQUITY FUND              $100,318           $ 62,382          37.82%
-----------------------------------------------------------------------------------
REAL ESTATE SECURITIES FUND            $585,400           $156,118          73.33%
-----------------------------------------------------------------------------------
BOND FUND                              $378,893                  -            0.0%
-----------------------------------------------------------------------------------
INFLATION-LINKED BOND FUND             $235,644                  -            0.0%
-----------------------------------------------------------------------------------
MONEY MARKET FUND                      $ 52,334                  -            0.0%
-----------------------------------------------------------------------------------
LARGE-CAP GROWTH INDEX FUND            $ 26,994           $ 14,312          46.98%
-----------------------------------------------------------------------------------
LARGE-CAP VALUE INDEX FUND             $ 26,929           $    504          98.13%
-----------------------------------------------------------------------------------
EQUITY INDEX FUND                      $148,508                  -            0.0%
-----------------------------------------------------------------------------------
S&P 500 INDEX FUND                     $182,646           $114,143          37.51%
-----------------------------------------------------------------------------------
MID-CAP GROWTH INDEX FUND              $  6,100           $    889          85.43%
-----------------------------------------------------------------------------------
MID-CAP VALUE INDEX FUND               $  7,938           $    487          93.86%
-----------------------------------------------------------------------------------
MID-CAP BLEND INDEX FUND               $ 11,828           $  1,353          88.56%
-----------------------------------------------------------------------------------
SMALL-CAP GROWTH INDEX FUND            $ 15,221           $  1,171          92.31%
-----------------------------------------------------------------------------------
SMALL-CAP VALUE INDEX FUND             $ 13,516           $    685          94.93%
-----------------------------------------------------------------------------------
SMALL-CAP BLEND INDEX FUND             $ 26,832           $    831          96.90%
-----------------------------------------------------------------------------------
INTERNATIONAL EQUITY INDEX FUND        $ 25,179           $  1,480          94.12%
-----------------------------------------------------------------------------------
LIFECYCLE FUND--2010 FUND              $    887           $    715          19.40%
-----------------------------------------------------------------------------------
LIFECYCLE FUND--2015 FUND              $  1,435           $  1,157          19.40%
-----------------------------------------------------------------------------------
LIFECYCLE FUND--2020 FUND              $    815           $    657          19.40%
-----------------------------------------------------------------------------------
LIFECYCLE FUND--2025 FUND              $    892           $    719          19.40%
-----------------------------------------------------------------------------------
LIFECYCLE FUND--2030 FUND              $    775           $    625          19.40%
-----------------------------------------------------------------------------------

FUND                           CURRENT FEES     PRO FORMA FEES*     % DECREASE
===================================================================================
LIFECYCLE FUND--2035 FUND          $772             $623               19.40%
-----------------------------------------------------------------------------------
LIFECYCLE FUND--2040 FUND          $777             $627               19.40%
-----------------------------------------------------------------------------------

* Since a new Retirement Class Service Agreement would replace the current Service Agreement if the new investment management arrangements are approved, this column reflects pro forma payments by the Retirement Class only (and the sole class of the Lifecycle Funds) since the Institutional Class and Retail Class would no longer be subject to a Service Agreement.

EXHIBIT F

The Trustees considered the following specific factors during their determination to approve the new investment management agreement for each Fund listed below. Note that for purposes of this discussion, if a Fund is in the "first" quintile, it is in the best of five groups (i.e., the group has the best performance, or the lowest expenses, as the case may be).



Growth Equity Fund
o The Fund's new management fees would be in the first quintile of the universe of comparable funds identified by Lipper for expense comparison purposes ("Expense Universe") (ranking 12 out of 146 funds) (for this purpose, rank reference is to the Institutional Class for all funds)

o The Fund outperformed its benchmark for the one-year period ended 12/31/04, but underperformed the benchmark over the three-year, five-year and since inception periods.

o For both the one- and three-year periods ended 12/31/04, the Fund was in the third quintile of the universe of comparable funds identified by Lipper for performance comparison purposes ("Performance Universe") (ranking 293 out of 539 funds for the three year period). For the five-year period ended 12/31/04, the Fund was in the fourth quintile of the Performance Universe (ranking 305 out of 420 funds).

o  The Advisor had a net loss on the Fund for the one-year period ended
   12/31/04.

o The Fund received an Overall Morningstar Rating of two stars for the period ended 12/31/04.


Growth & Income Fund
o The Fund's new management fees would be in the first quintile of its Expense Universe (ranking 25 of 176 funds).

o The Fund underperformed its benchmark for the one-, three- and five-year and since inception periods ended 12/31/04.

o For the one-year period ended 12/31/04, the Fund was in the second quintile of its Performance Universe (ranking 289 of 914 funds).

o For the three- and five-year periods ended 12/31/04, the Fund was in the third quintile of its Performance Universe (ranking 335 of 772 funds and 310 out of 592 funds, respectively).

o  The Advisor had a net loss on the Fund for the one-year period ended
   12/31/04.

o The Fund received an Overall Morningstar Rating of two stars for the period ended 12/31/04.

o Due to underperformance against its benchmark, the Advisor replaced the portfolio management team, and assigned new interim management until they hired a new portfolio manager in February 2005.

Large-Cap Value Fund
o The Fund's new management fees would be in the first quintile of its Expense Universe (ranking 14 out of 96 funds).

o The Fund outperformed its benchmark for the one-year and since inception periods ended 12/31/04.

o For the one-year period ended 12/31/04, the Fund was in the first quintile of its Performance Universe (ranking 20 out of 470 funds). (The Fund has not been in operation for three years.)

o The Advisor earned a modest profit on the Fund for the one-year period ended 12/31/04.


Mid-Cap Growth Fund
o The Fund's new management fees would be in the first quintile of its Expense Universe (ranking 1 out of 100 funds).

o For the one-year period ended 12/31/04, the Fund was in the first quintile of its Performance Universe (ranking 140 out of 527 funds). (The Fund has not been in operation for three years.)

o The Fund outperformed its benchmark for the one-year and since inception periods ended 12/31/04.

o The Advisor had a modest net loss on the Fund for the one-year period ended 12/31/04.


Mid-Cap Value Fund
o The Fund's new management fees would be in the first quintile of its Expense Universe (ranking 1 out of 50 funds).

o For the one-year period ended 12/31/04, the Fund was in the first quintile of its Performance Universe (ranking 4 out of 224 funds). (The Fund has not been in operation for three years.)

o The Fund outperformed its benchmark for the one-year and since inception periods ended 12/31/04.

o The Advisor earned a modest profit on the Fund for the one-year period ended 12/31/04.

Small-Cap Equity Fund
o The Fund's new management fees would be in the first quintile of its Expense Universe (ranking 5 out of 115 funds).

o For the one-year period ended 12/31/04, the Fund was in the second quintile of its Performance Universe (ranking 198 out of 560 funds). (The Fund has not been in operation for three years.)

o The Fund outperformed its benchmark for the one-year and since inception periods ended 12/31/04.

o The Advisor earned a modest profit on the Fund for the one-year period ended 12/31/04.


Social Choice Equity Fund
o The Fund's new management fees would be in the first quintile of its Expense Universe (ranking 3 out of 93 funds).

o The Fund outperformed its benchmark for the one-, three- and five-year periods ended 12/31/04, underperformed its benchmark since inception through 12/31/04.

o For the one-year period ended 12/31/04, the Fund was in the second quintile of its Performance Universe (ranking 229 out of 697 funds).

o For the three- and five-year periods ended 12/31/04, the Fund was in the third quintile of its Performance Universe (ranking 203 out of 501 funds and 202 out of 338 funds, respectively).

o The Fund received an Overall Morningstar Rating of three stars for the period ended 12/31/04.

o  The Advisor had a net loss on the Fund for the one-year period ended
   12/31/04.


Real Estate Securities Fund
o The Fund's new management fees would be in the first quintile of its Expense Universe (ranking 8 out of 40 funds).

o The Fund slightly underperformed its benchmark for the one-year period and outperformed its benchmark in the three-year period.

o For the one-year period ended 12/31/04, the Fund was in the third quintile of its Performance Universe (ranking 88 out of 211 funds). (The Fund has not been in operation for three years.)

o  The Advisor had a net loss on the Fund for the one-year period ended
   12/31/04.

International Equity Fund
o The Fund's new management fees would be in the first quintile of its Expense Universe (ranking 14 out of 155 funds).

o The Fund underperformed its benchmark for the one- and five-year periods, and outperformed its benchmark for the three-year and since inception periods.

o For the one-year period ended 12/31/04, the Fund was in the third quintile of its Performance Universe (ranking 151 out of 263 funds).

o For the three-year period ended 12/31/04, the Fund was in the second quintile of its Performance Universe. (ranking 58 out of 226 funds)

o For the five-year period ended 12/31/04, the Fund was in the fourth quintile of its Performance Universe. (ranking 101 out of 162 funds)

o The Fund received an Overall Morningstar Rating of three stars for the period ended 12/31/04.

o  The Advisor had a net loss on the Fund for the one-year period ended
   12/31/04.


Inflation-Linked Bond Fund
o The Fund's new management fees would be in the third quintile of its Expense Universe (ranking 6 out of 10 funds).

o The Fund slightly underperformed its benchmark for the one-year and since inception periods.

o For the one-year period ended 12/31/04, the Fund was in the second quintile of its Performance Universe (ranking 12 out of 54 funds). (The Fund has not been in operation for three years.)

o  The Advisor had a net loss on the Fund for the one-year period ended
   12/31/04.


Bond Fund
o The Fund's new management fees would be in the first quintile of its Expense Universe (ranking 24 out of 121 funds).

o The Fund slightly underperformed its benchmark for the one-year period and outperformed its benchmark in the three-year, five-year and since inception periods.

o For the one-year period ended 12/31/04, the Fund was in the second quintile of its Performance Universe (ranking 149 out of 458 funds).

o For the three- and five-year periods ended 12/31/04, the Fund was in the first quintile of its Performance Universe (ranking 64 out of 379 funds and 46 out of 268 funds).

o The Fund received an Overall Morningstar Rating of four stars for the period ended 12/31/04.

o  The Advisor had a net loss on the Fund for the one-year period ended
   12/31/04.


Money Market Fund
o The Fund's new management fees would be in the first quintile of its Expense Universe (ranking 12 of 249 funds).

o The Fund outperformed its benchmark for the one-year, three-year, five-year and since inception periods.

o For the one, three- and five-year periods ended 12/31/04, the Fund was in the first quintile of its Performance Universe (ranking 14 out of 295 funds; 31 out of 254 funds; and 37 out of 197 funds, respectively).


o  The Advisor had a net loss on the Fund for the one-year period ended
   12/31/04.


International Equity Index Fund
o The Fund's existing and proposed management fees are in the first quintile (Ranking 2 out of 11 funds -- Institutional Class) and fourth quintile (Ranking 8 out of 11 -- Retirement Class) of its Expense Universe.

o The Fund slightly underperformed its benchmark for the one-year period and since inception periods.

o For the one-year period ended 12/31/04, the Institutional Class of the Fund was in the third quintile of its Performance Universe (Ranking 10 out of 20 funds). (The Fund has not been in operation for three years.)

o  The Advisor had a net loss on the Fund for the one-year period ended
   12/31/04.


S&P 500 Index Fund
o The Fund's existing and proposed management fees are in the first quintile (Ranking 4 out of 54 funds -- Institutional Class) and fifth quintile (Ranking 49 out of 54 funds -- Retirement Class) of its Expense Universe.

o For the one-year period ended 12/31/04, the Institutional Class of the Fund was in the first quintile of its Performance Universe (Ranking 5 out of 171 funds).

o For the one-year period ended 12/31/04, the Retirement Class of the Fund was in the third quintile of its Performance Universe. (The Fund has not been in operation for three years.)

o  The Advisor had a net loss on the Fund for the one-year period ended
   12/31/04.

Equity Index Fund
o The Fund's existing and proposed management fees are in the first quintile of its Expense Universe (Ranking 4 out of 32 funds).

o The Fund slightly underperformed its benchmark for the one- and three-year periods ended 12/31/04.

o For both the one- and three-year periods ended 12/31/04, the Fund was in the third quintile of its Performance Universe (Ranking 232 out of 502 funds for the three year period).

o  The Advisor had a net loss on the Fund for the one-year period ended
   12/31/04.

o The Fund received an Overall Morningstar Rating of three stars for the period ended 12/31/04.


Large-Cap Growth Index Fund
o The Fund's existing and proposed management fees are in the first quintile of its Expense Universe (Ranking 1 out of 37 funds).

o The Fund slightly underperformed its benchmark for the one-year and since inception periods ended 12/31/04.

o For the one-year period ended 12/31/04, the Institutional Class of the Fund was in the third quintile of its Performance Universe.

o For the one-year period ended 12/31/04, the Retirement Class of the Fund was in the fourth quintile of its Performance Universe. (The Fund has not been in operation for three years.)

o  The Advisor had a net loss on the Fund for the one-year period ended
   12/31/04.


Large-Cap Value Index Fund
o The Fund's existing and proposed management fees are in the first quintile (Institutional Class -- Ranking 3 out of 37 Funds) and fourth quintile (Retirement Class -- Ranking 27 out of 37 Funds) of its Expense Universe.

o For the one-year period ended 12/31/04, the Institutional Class and Retirement Class of the Fund were both in the second quintile of their Performance Universes (The Institutional Funds -- Ranking 138 out of 478 funds). (The Fund has not been in operation for three years.)

o The Fund slightly underperformed its benchmark for the one-year and since inception periods ended 12/31/04.

o  The Advisor had a net loss on the Fund for the one-year period ended
   12/31/04.

Mid-Cap Blend Index Fund
o The Fund's existing and proposed management fees are in the first quintile -- 43 out of 297 funds. (Institutional Class) and fourth quintile (Retirement Class) of its Expense Universe.

o For the one-year period ended 12/31/04, the Institutional Class and Retirement Class of the Fund were both in the first quintile of their Performance Universes (Ranking 144 out of 507). (The Fund has not been in operation for three years.)

o The Fund slightly underperformed its benchmark for the one-year and since inception periods ended 12/31/04.

o  The Advisor had a net loss on the Fund for the one-year period ended
   12/31/04.


Mid-Cap Growth Index Fund
o The Fund's existing and proposed management fees are in the first quintile (Institutional Class -- Ranking 1 out of 38 funds) and fourth quintile (Retirement Class -- Ranking 26 of 38 funds) of its Expense Universe.

o For the one-year period ended 12/31/04, the Institutional Class and Retirement Class of the Fund were both in the second quintile of their Performance Universes (Ranking 148 out of 527 funds). (The Fund has not been in operation for three years.)

o The Fund slightly underperformed its benchmark for the one-year and since inception periods ended 12/31/04.

o  The Advisor had a net loss on the Fund for the one-year period ended
   12/31/04.


Mid-Cap Value Index Fund
o The Fund's Institutional and Retirement Class existing and proposed management fees are both in the first quintile of the Expense Universe (Ranking 3 out of 36 funds -- Institutional, or 1 out of 36 funds -- Retirement, respectively).

o For the one-year period ended 12/31/04, the Institutional Class and Retirement Class of the Fund were both in the first quintile of their Performance Universes (Ranking 31 of 221 funds). (The Fund has not been in operation for three years.)

o The Fund slightly underperformed its benchmark for the one-year and since inception periods ended 12/31/04.

o  The Advisor had a net loss on the Fund for the one-year period ended
   12/31/04.

Small-Cap Blend Index Fund
o The Fund's existing and proposed management fees are in the first quintile (Ranking 2 out of 34 funds -- Institutional Class) and fourth quintile (Ranking 24 out of 34 funds -- Retirement Class) of its Expense Universe.

o For the one-year period ended 12/31/04, the Institutional Class and Retirement Class of the Fund were both in the third quintile of their Performance Universes (Ranking 300 out of 556 funds). (The Fund has not been in operation for three years.)

o The Fund slightly underperformed its benchmark for the one-year and since inception periods ended 12/31/04.

o  The Advisor had a net loss on the Fund for the one-year period ended
   12/31/04.


Small-Cap Growth Index Fund
o The Fund's existing and proposed management fees are in the first quintile (Ranking 2 out of 37 funds -- Institutional Class) and second quintile (Ranking 10 of 37 funds -- Retirement Class) of its Expense Universe.

o For the one-year period ended 12/31/04, the Institutional Class of the Fund was in the second quintile of its Performance Universe (Ranking 144 out of 507).

o The Fund slightly underperformed its benchmark for the one-year and since inception periods ended 12/31/04.

o  The Advisor had a net loss on the Fund for the one-year period ended
   12/31/04.


Small-Cap Value Index Fund
o The Fund's Institutional and Retirement Class existing and proposed management fees are both in the first quintile of the Expense Universe (Ranking 3 out of 38 funds -- Institutional Class; Ranking 1 out of 38 -- Retirement Class).

o For the one-year period ended 12/31/04, the Institutional Class and Retirement Class of the Fund were both in the third quintile of their Performance Universes (Ranking 100 out of 231 funds). (The Fund has not been in operation for three years.)

o The Fund slightly underperformed its benchmark for the one-year and since inception periods ended 12/31/04.

o  The Advisor had a net loss on the Fund for the one-year period ended
   12/31/04.

     Due to the fact that the advisory fees for the Lifecycle Funds would not change under the Proposed Agreement and to the limited operating history of the Lifecycle Funds, the Board relied upon its analysis for the initial approval of the Lifecycle Funds' advisory arrangements in conducting its review of the Proposed Agreement with respect to the Lifecycle Funds. During this initial review, the Board considered that the proposed advisory fee to be paid to the Advisor for its services to each Lifecycle Fund was within the range of the advisory fees charged to other comparable fund of funds.

EXHIBIT G



DISTRIBUTION PLAN


TIAA-CREF Institutional Mutual Funds
Retail Class

[       ], 2005

A. TIAA-CREF Institutional Mutual Funds (the "Institutional Fund"), an open-end management investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the "1940 Act"), has adopted this distribution plan (the "Plan") in accordance with Rule 12b-1 under the 1940 Act.

B. The Plan pertains to the Retail Class shares of beneficial interest ("Shares") of the series of the Institutional Fund listed on Schedule A hereto, as such Schedule may be amended from time to time (each a "Fund" and collectively, the "Funds").

     1. Each Fund may reimburse Teachers Personal Investors Services, Inc. (the "principal underwriter") for all or part of certain expenses described in paragraph 2 herein that are incurred in connection with the promotion and distribution of Shares (such expenses, the "Fund Distribution Expenses"). Reimbursements by a Fund under the Plan may be paid monthly up to a rate or rates approved from time to time by the Board of Trustees of the Institutional Fund (the "Board"), provided that no rate approved by the Board for any Fund may exceed the annual rate of 0.25% of the average daily net asset value of Shares of such Fund (the "Maximum Distribution Fee"). Reimbursements paid during a month may include Fund Distribution Expenses not previously reimbursed that were accrued during any month in the immediately-preceding twelve-month period, subject to the annual rate approved by the Board. For purposes of determining the reimbursements payable under the Plan, the net asset value of the Shares of a Fund is computed in accordance with the Declaration of Trust of the Institutional Fund.

     2. A Fund may reimburse the principal underwriter for Fund Distribution Expenses up to the amount of the Maximum Distribution Fee, for expenses it incurs to finance any activity that is primarily intended to promote the sale of Shares and/or provide ongoing servicing and maintenance of the accounts of shareholders of the Funds, including, but not limited to, compensation of dealers and others for the expenses of their various activities primarily intended to promote the sale of Shares and for providing personal and account maintenance services to Fund shareholders, and salaries and other expenses (including overhead) of the principal underwriter relating to the distribution and account servicing efforts. Without limiting the generality of the foregoing, categories of Fund Distribution Expenses include:

          (a) expenses incurred for the preparation and distribution of sales literature and advertising used in connection with the offering of Fund Shares;

          (b) the cost of printing and distributing the Funds' prospectus and statement of additional information (or supplements thereto) used in connection with the offering of Fund Shares;

          (c) the cost of printing and distributing additional copies, for use as sales literature for the Fund Shares, of annual reports and other communications prepared for the Funds;

          (d) the cost of holding seminars and sales meetings designed to promote the sale of Fund Shares; and

          (e) the cost of any other activity that the Board determines is primarily intended to promote the sale of Fund Shares.

     3. Agreements between the principal underwriter and selected broker-dealers or other persons may provide for payment of fees to such broker-dealers or other persons in connection with the sale of Fund Shares and the provision of services to holders of Fund Shares. This Plan shall not be construed as requiring the Institutional Fund to make any payment to any party or to have any obligations to any party in connection with services relating to the Fund Shares. The principal underwriter undertakes that any agreement entered into between the principal underwriter and any other party relating to sales of Fund Shares shall provide that such other party shall look solely to the principal underwriter for compensation for its services thereunder, and that in no event shall such party seek any payment from a Fund or the Institutional Fund.

     4. Nothing contained in this Plan shall be deemed to require the Institutional Fund to take any action contrary to its Declaration of Trust or any applicable statutory or regulatory requirement to which it is subject or by which it is bound, or to relieve or deprive the Board of the responsibility for and control of the conduct of the affairs of the Institutional Fund.

     5. This Plan is effective with respect to a Fund upon approval by a vote of a majority of the Board and a vote of a majority of the trustees who are not "interested persons" (as this term is defined in the 1940 Act) of the Institutional Fund and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan (the "qualified disinterested trustees"), such votes having been cast in person at a meeting called for the purpose of voting on the Plan.

     6. This Plan will remain in effect with respect to a Fund beyond the first anniversary of its effective date only if its continuance is specifically approved at least annually by a vote of both a majority of the Board and a majority of the qualified disinterested trustees. In connection with the annual review and approval of this Plan, the principal underwriter shall furnish the Board with such information as the Board may request as may reasonably be necessary in order to enable the Board to make an informed determination of whether the Plan should be continued. This Plan shall expire on the last day of the Fund's fiscal year in any year in which such approval is not obtained.

     7. The Trust and the principal underwriter shall provide the Board, and the Board shall review, at least quarterly, a written report of the amounts expended under this Plan and the purposes for which such expenditures were made. In the event that any such expenses are not entirely attributable to the Shares of any particular Fund, the principal underwriter may allocate such expenses to the Shares of each Fund deemed to be reasonably likely to benefit therefrom based upon the ratio of the average daily net assets of each Fund during the previous period to the aggregate average daily net assets for such period of all Funds and all other affiliated investment companies and series thereof deemed to be reasonably likely to benefit therefrom. Any such allocation is subject to such adjustments as the principal underwriter, with approval from the Board, shall deem appropriate to render the allocation fair and equitable under the circumstances.

     8. This Plan may be amended at any time by the Board, provided that (i) it may not be amended to increase materially the amount that may be spent for distribution and servicing of a Fund's Shares without the approval of holders of a "majority of the outstanding voting securities" (as this phrase is defined in the 1940 Act) of the Fund and without the approval of a majority of both the Board and the qualified disinterested trustees, and (ii) any material amendment shall be approved by a majority of both the Board and the qualified disinterested trustees. This Plan may be terminated for any Fund at any time by a vote of a majority of the qualified disinterested trustees or by a vote of the holders of a majority of the outstanding voting securities of the Fund.

     9. In the event of termination or expiration of the Plan, the Funds may nevertheless, within twelve months of such termination or expiration, reimburse the principal underwriter for any Fund Distribution Expense accrued prior to such termination or expiration (subject to the Maximum Distribution Fee set forth in paragraph 1 above for the post-termination period), provided that any post-termination payments are specifically approved by the Board, including a majority of the qualified disinterested trustees.

     10. While this Plan is in effect, the selection and nomination of trustees who are not "interested persons" of the Institutional Fund shall be committed to the discretion of the sitting disinterested trustees.

     11. Any agreement related to this Plan shall be in writing and shall provide in substance that: (a) such agreement, with respect to any Fund, may be terminated at any time, without the payment of any penalty, by vote of a majority of the qualified disinterested trustees or by vote of a "majority of the outstanding voting securities" of that Fund, on not more than sixty (60) days' written notice to any other party to the agreement; and (b) such agreement shall terminate automatically in the event of its assignment.

     12. The Institutional Fund shall preserve copies of this Plan, each agreement related hereto, and each report referred to in paragraph 7 hereof, for a period of not less than six (6) years from the date of such Plan, agreement or report. For the first two
(2) years of such period, each such record or document shall be kept in an easily accessible place.

     13. This Plan shall be construed in accordance with the laws of the State of Delaware and the applicable provisions of the 1940 Act.

     14. If any provision of this Plan shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Plan shall not be affected thereby.

     15. Neither this Plan nor any other transaction pursuant to this Plan shall be invalidated or in any way affected by the fact that certain of the trustees, officers, shareholders, or other representatives of the Institutional Fund are or may be interested persons of the principal underwriter, or any successor or assignee thereof, or that certain of the directors, officers, or other representatives of the principal underwriter are or may be interested persons of the Institutional Fund, except as otherwise may be provided in the 1940 Act.

     16. The Trustees and the shareholders of each Fund are not liable for any obligations of the Institutional Fund or a Fund under this Plan.

Schedule A


                                                        Maximum Distribution Fee
                                                        (expressed as an annual
                                                        rate of the average daily
Name of Fund                                            net assets of each Fund)
================================================================================
International Equity Fund                               0.25%
--------------------------------------------------------------------------------
Growth Equity Fund                                      0.25%
--------------------------------------------------------------------------------
Growth & Income Fund                                    0.25%
--------------------------------------------------------------------------------
Equity Index Fund                                       0.25%
--------------------------------------------------------------------------------
Large-Cap Value Fund                                    0.25%
--------------------------------------------------------------------------------
Mid-Cap Value Fund                                      0.25%
--------------------------------------------------------------------------------
Mid-Cap Growth Fund                                     0.25%
--------------------------------------------------------------------------------
Small-Cap Equity Fund                                   0.25%
--------------------------------------------------------------------------------
Real Estate Securities Fund                             0.25%
--------------------------------------------------------------------------------
Social Choice Equity Fund                               0.25%
--------------------------------------------------------------------------------
Managed Allocation Fund                                 0.25%
--------------------------------------------------------------------------------
Bond Plus Fund                                          0.25%
--------------------------------------------------------------------------------
Bond Fund                                               0.25%
--------------------------------------------------------------------------------
Short-Term Bond Fund                                    0.25%
--------------------------------------------------------------------------------
High-Yield Bond Fund                                    0.25%
--------------------------------------------------------------------------------
Inflation-Linked Bond Fund                              0.25%
--------------------------------------------------------------------------------
Tax-Exempt Bond Fund                                    0.25%
--------------------------------------------------------------------------------
Money Market Fund                                       0.25%
--------------------------------------------------------------------------------

EXHIBIT H


Principal Holders of Fund Shares

The following is a list of all shareholders known by Institutional Funds to own of record or beneficially 5% or more of any class of any of the Funds:


SEI Private Trust Company ("SEI")
One Freedom Valley Drive
Oaks, PA 19456

* The following shares are held for the benefit of customers of TIAA-CREF Trust Company, FSB. If any particular customer individually own 5% or more of a class of a Fund, they are also reported separately below under their own name.

Fund                                                       Percent of Holdings     Shares
=============================================================================================
Bond Fund -- Institutional Class                                 26.97%            27,199,119
---------------------------------------------------------------------------------------------
Equity Index Fund -- Institutional Class                         16.79%            15,518,011
---------------------------------------------------------------------------------------------
Growth & Income -- Institutional Class                            8.66%             7,045,819
---------------------------------------------------------------------------------------------
Growth Equity Fund -- Institutional Class                        21.93%             3,463,939
---------------------------------------------------------------------------------------------
Inflation-Linked Bond Fund -- Institutional Class                 6.91%             2,863,362
---------------------------------------------------------------------------------------------
International Equity Fund -- Institutional Class                 30.08%            16,839,204
---------------------------------------------------------------------------------------------
International Equity Index Fund -- Institutional Class           46.35%             2,620,859
---------------------------------------------------------------------------------------------
Large-Cap Growth Index Fund -- Institutional Class               41.59%             1,418,577
---------------------------------------------------------------------------------------------
Large-Cap Value Fund -- Institutional Class                      83.28%             2,272,823
---------------------------------------------------------------------------------------------
Large-Cap Value Index Fund -- Institutional Class                14.32%             1,771,057
---------------------------------------------------------------------------------------------
Mid-Cap Blend Index Fund -- Institutional Class                  74.22%             2,653,454
---------------------------------------------------------------------------------------------
Mid-Cap Growth Fund -- Institutional Class                       99.11%              302,480
---------------------------------------------------------------------------------------------
Mid-Cap Growth Index Fund -- Institutional Class                  6.13%              124,232
---------------------------------------------------------------------------------------------
Mid-Cap Value Fund -- Institutional Class                       100.00%              607,482
---------------------------------------------------------------------------------------------
Mid-Cap Value Index Fund -- Institutional Class                   7.91%              220,646
---------------------------------------------------------------------------------------------
Real Estate Securities Fund -- Institutional Class               43.99%             5,621,270
---------------------------------------------------------------------------------------------
S&P 500 Index Fund -- Institutional Class                        74.10%            10,363,421
---------------------------------------------------------------------------------------------
Small-Cap Blend Index Fund -- Institutional Class                16.04%             1,564,797
---------------------------------------------------------------------------------------------
Small-Cap Equity Fund -- Institutional Class                     99.14%             3,631,761
---------------------------------------------------------------------------------------------
Small-Cap Value Index Fund -- Institutional Class                10.49%              533,780
---------------------------------------------------------------------------------------------
Social Choice Equity Fund -- Institutional Class                 62.14%             6,806,173
---------------------------------------------------------------------------------------------

TIAA-CREF Trust Company, FSB
One Metropolitan Square
211 North Broadway, Suite 1000
St. Louis, MO 63102

* These shares are held for the benefit of customers of the Trust Company by SEI and are included in the ownership totals for SEI noted above. The Trust Company holds these shares in a fiduciary capacity for its clients and has investment discretion over them.

Fund                                                         Percent of Holdings     Shares
=============================================================================================
International Equity Fund -- Institutional Class                    32.85%         17,771,084
---------------------------------------------------------------------------------------------
Growth Equity Fund -- Institutional Class                           22.13%          3,612,761
---------------------------------------------------------------------------------------------
Social Choice Equity Fund -- Institutional Class                    28.40%          2,726,522
---------------------------------------------------------------------------------------------
Growth & Income -- Institutional Class                              54.23%          9,827,551
---------------------------------------------------------------------------------------------
Inflation-Linked Bond Fund -- Institutional Class                   14.94%          4,060,175
---------------------------------------------------------------------------------------------
Equity Index Fund -- Institutional Class                            15.06%          9,226,508
---------------------------------------------------------------------------------------------
Bond Fund -- Institutional Class                                    18.42%         24,116,740
---------------------------------------------------------------------------------------------
Small-Cap Equity Fund -- Institutional Class                        53.09%          3,853,571
---------------------------------------------------------------------------------------------
Mid-Cap Value Fund -- Institutional Class                           41.33%            620,736
---------------------------------------------------------------------------------------------
Mid-Cap Growth Fund -- Institutional Class                          25.63%            317,448
---------------------------------------------------------------------------------------------
Real Estate Securities Fund -- Institutional Class                  35.50%          5,615,132
---------------------------------------------------------------------------------------------
Large-Cap Value Fund -- Institutional Class                         18.57%          2,700,676
---------------------------------------------------------------------------------------------
S&P 500 Index Fund -- Institutional Class                           33.23%         11,224,976
---------------------------------------------------------------------------------------------
International Equity Index Fund -- Institutional Class              19.30%          1,985,622
---------------------------------------------------------------------------------------------
Large-Cap Value Index Fund -- Institutional Class                    8.68%          2,411,446
---------------------------------------------------------------------------------------------
Mid-Cap Blend Index Fund -- Institutional Class                     76.01%          2,795,977
---------------------------------------------------------------------------------------------
Mid-Cap Value Index Fund -- Institutional Class                      7.84%            218,606
---------------------------------------------------------------------------------------------
Mid-Cap Growth Index Fund -- Institutional Class                     5.80%            117,046
---------------------------------------------------------------------------------------------
Small-Cap Value Index Fund -- Institutional Class                    8.90%            445,274
---------------------------------------------------------------------------------------------
Small-Cap Blend Index Fund -- Institutional Class                   19.15%          1,836,220
---------------------------------------------------------------------------------------------

California Golden State Scholarshare College Savings Trust (529 Plan) CA State Treasurer Office
915 Capitol Mall, Room 110
Sacramento, CA 95814

Fund                                                     Percent of Holdings     Shares
=============================================================================================
International Equity Fund -- Institutional Class                8.37%           4,527,699
---------------------------------------------------------------------------------------------
Money Market Fund -- Institutional Class                       28.09%          51,787,960
---------------------------------------------------------------------------------------------
Social Choice Equity Fund -- Institutional Class               44.54%           4,276,556
---------------------------------------------------------------------------------------------
Large-Cap Value Fund -- Institutional Class                    40.56%           5,898,446
---------------------------------------------------------------------------------------------
Large-Cap Growth Index Fund -- Institutional Class             37.91%          14,262,324
---------------------------------------------------------------------------------------------
Large-Cap Value Index Fund -- Institutional Class              19.88%           5,522,121
---------------------------------------------------------------------------------------------
Small-Cap Equity Fund -- Institutional Class                   14.98%           1,087,420
---------------------------------------------------------------------------------------------


CHET (529 Plan)
Office of the Treasurer
55 Elm Street
Hartford, CT 06106

Fund                                                     Percent of Holdings     Shares
=============================================================================================
Growth & Income -- Institutional Class                         14.99%           2,716,254
---------------------------------------------------------------------------------------------
Large-Cap Value Fund -- Institutional Class                    12.07%           1,754,970
---------------------------------------------------------------------------------------------
Money Market Fund -- Institutional Class                       12.90%          23,798,276
---------------------------------------------------------------------------------------------
Small-Cap Equity Fund -- Institutional Class                    5.08%            368,560
---------------------------------------------------------------------------------------------
Growth Equity Fund -- Institutional Class                      19.74%           3,222,923
---------------------------------------------------------------------------------------------
Equity Index Fund -- Institutional Class                       13.99%           8,568,462
---------------------------------------------------------------------------------------------


Georgia Higher Education Savings Plan (529 Plan)
PO Box 105307
Atlanta, GA 30348-5307

Fund                                                     Percent of Holdings     Shares
=============================================================================================
Equity Index Fund -- Institutional Class                       6.98%           4,273,567
---------------------------------------------------------------------------------------------


The Kentucky Education Savings Plan Trust (529 Plan)
PO Box 8100
Boston, MA 02266-8100

Fund                                                     Percent of Holdings     Shares
=============================================================================================
Growth & Income Fund -- Institutional Class                    7.70%           1,396,290
---------------------------------------------------------------------------------------------

Michigan Education Savings Program (529 Plan)
Executive Director--Met
Director of Treasury
PO Box 30198
Lansing, MI 48909


Fund                                                       Percent of Holdings     Shares
--------------------------------------------------------   ---------------------   -----------
Inflation-Linked Bond Fund -- Institutional Class                   10.61%          2,882,639
---------------------------------------------------------------------------------------------
International Equity Fund -- Institutional Class                     8.13%          4,399,368
---------------------------------------------------------------------------------------------
Large-Cap Value Index Fund -- Institutional Class                    5.60%          1,555,930
---------------------------------------------------------------------------------------------
Money Market Fund -- Institutional Class                            19.75%         36,408,679
---------------------------------------------------------------------------------------------
Mid-Cap Growth Fund -- Institutional Class                          73.96%           915,975
---------------------------------------------------------------------------------------------
Mid-Cap Value Fund -- Institutional Class                           58.32%           875,780
---------------------------------------------------------------------------------------------
S&P 500 Index Fund -- Institutional Class                           29.78%         10,056,598
---------------------------------------------------------------------------------------------
International Equity Index Fund -- Institutional Class              36.35%          3,739,471
---------------------------------------------------------------------------------------------
Small-Cap Equity Fund -- Institutional Class                        15.92%          1,155,354
---------------------------------------------------------------------------------------------


Missouri Saving For Tuition (529 Plan)
Missouri's State Treasurer's Office
Capitol Building, Room 229
201 West Capitol Avenue
Jefferson City, MO 65101

Fund                                                     Percent of Holdings     Shares
=============================================================================================
International Equity Fund -- Institutional Class                5.92%           3,201,075
---------------------------------------------------------------------------------------------
Money Market Fund -- Institutional Class                       12.78%          23,565,522
---------------------------------------------------------------------------------------------
Real Estate Securities Fund -- Institutional Class              7.91%           1,251,613
---------------------------------------------------------------------------------------------
Small-Cap Blend Index Fund -- Institutional Class               5.27%            505,346
---------------------------------------------------------------------------------------------
Large-Cap Value Fund -- Institutional Class                    24.13%           3,509,154
---------------------------------------------------------------------------------------------
Small-Cap Equity Fund -- Institutional Class                    9.41%            682,820
---------------------------------------------------------------------------------------------
Growth Equity Fund -- Institutional Class                      44.48%           7,263,237
---------------------------------------------------------------------------------------------


The Minnesota College Savings Plan (529 Plan)
PO Box 64028
St. Paul, MN 55164-0028

Fund                                                     Percent of Holdings     Shares
=============================================================================================
Large-Cap Growth Index Fund -- Institutional Class              6.28%          2,361,990
---------------------------------------------------------------------------------------------
Large-Cap Value Index Fund -- Institutional Class               6.69%          1,857,721
---------------------------------------------------------------------------------------------

Teachers Insurance and Annuity Association of America
(a New York stock life insurance company)
730 Third Avenue
New York, NY 10017

Fund                                                         Percent of Holdings     Shares
=============================================================================================
Real Estate Securities Fund -- Retail Class                         10.26%         1,060,343
---------------------------------------------------------------------------------------------
Large-Cap Value Index Fund -- Retirement Class                      29.20%           10,987
---------------------------------------------------------------------------------------------
Mid-Cap Blend Index Fund -- Institutional Class                     23.92%          879,737
---------------------------------------------------------------------------------------------
Mid-Cap Growth Index Fund -- Institutional Class                    94.20%         1,900,766
---------------------------------------------------------------------------------------------
Mid-Cap Growth Index Fund -- Retirement Class                       41.87%           12,565
---------------------------------------------------------------------------------------------
Mid-Cap Value Index Fund -- Institutional Class                     92.16%         2,568,958
---------------------------------------------------------------------------------------------
Mid-Cap Value Index Fund -- Retirement Class                        66.53%           11,304
---------------------------------------------------------------------------------------------
Small-Cap Blend Index Fund -- Institutional Class                   11.92%         1,143,133
---------------------------------------------------------------------------------------------
Small-Cap Blend Index Fund -- Retirement Class                      41.52%           11,215
---------------------------------------------------------------------------------------------
Small-Cap Growth Index Fund -- Institutional Class                  96.17%         5,059,876
---------------------------------------------------------------------------------------------
Small-Cap Growth Index Fund -- Retirement Class                     13.11%           11,812
---------------------------------------------------------------------------------------------
Small-Cap Value Index Fund -- Institutional Class                   91.01%         4,552,147
---------------------------------------------------------------------------------------------
Small-Cap Value Index Fund -- Retirement Class                      15.49%           12,393
---------------------------------------------------------------------------------------------
International Equity Index Fund -- Institutional Class               6.05%          622,744
---------------------------------------------------------------------------------------------
International Equity Index Fund -- Retirement Class                 27.60%           10,487
---------------------------------------------------------------------------------------------
Lifecycle Fund--2010 Fund                                           39.82%          102,617
---------------------------------------------------------------------------------------------
Lifecycle Fund--2015 Fund                                           24.40%          102,754
---------------------------------------------------------------------------------------------
Lifecycle Fund--2020 Fund                                           52.80%          102,927
---------------------------------------------------------------------------------------------
Lifecycle Fund--2025 Fund                                           34.01%          103,054
---------------------------------------------------------------------------------------------
Lifecycle Fund--2030 Fund                                           51.90%          103,220
---------------------------------------------------------------------------------------------
Lifecycle Fund--2035 Fund                                           52.05%          103,370
---------------------------------------------------------------------------------------------
Lifecycle Fund--2040 Fund                                           67.28%          103,499
---------------------------------------------------------------------------------------------


TIAA-CREF Managed Allocation Fund
730 Third Avenue
New York, NY 10017

Fund                                                     Percent of Holdings     Shares
=============================================================================================
Small-Cap Equity Fund -- Retail Class                          23.41%          1,054,293
---------------------------------------------------------------------------------------------
Large-Cap Value Fund -- Retail Class                           68.18%          8,554,985
---------------------------------------------------------------------------------------------

National Financial Services LLC
For the Exclusive Benefit of our Customers
PO Box 770001
Cincinnati, OH 45277


Fund                                                     Percent of Holdings     Shares
=============================================================================================
Mid-Cap Growth Fund -- Retail Class                            8.89%           310,896
---------------------------------------------------------------------------------------------


JPMorgan Retirement Plans Program
C/O JPMorgan Chase Bank
Attn: DC Plan Service Team
3 Metrotech Ctr
Brooklyn, NY 11245-0001

Fund                                                     Percent of Holdings     Shares
=============================================================================================
Large-Cap Value Index Fund -- Retirement Class                 52.39%             19,711
---------------------------------------------------------------------------------------------
Large Cap Value Fund -- Retirement Class                        9.35%            944,628
---------------------------------------------------------------------------------------------
Mid-Cap Blend Index Fund -- Retirement Class                   12.42%             37,673
---------------------------------------------------------------------------------------------
Small-Cap Growth Index Fund -- Retirement Class                28.08%             25,298
---------------------------------------------------------------------------------------------
International Equity Index Fund -- Retirement Class            71.27%             27,081
---------------------------------------------------------------------------------------------
International Equity Fund -- Retirement Class                   7.66%           1,252,076
---------------------------------------------------------------------------------------------
Mid-Cap Growth Fund -- Retirement Class                        10.30%            675,533
---------------------------------------------------------------------------------------------
Mid-Cap Value Fund -- Retirement Class                          9.59%           1,190,603
---------------------------------------------------------------------------------------------
Real Estate Securities Fund -- Retirement Class                10.38%            912,371
---------------------------------------------------------------------------------------------
S&P 500 Index Fund -- Retirement Class                          7.14%            452,453
---------------------------------------------------------------------------------------------
Small-Cap Value Index Fund -- Retirement Class                 57.42%             45,951
---------------------------------------------------------------------------------------------
Small-Cap Equity Fund -- Retirement Class                      10.33%           1,059,712
---------------------------------------------------------------------------------------------
Lifecycle Fund -- 2010 Fund                                    39.82%            102,617
---------------------------------------------------------------------------------------------
Lifecycle Fund -- 2015 Fund                                    75.60%            318,302
---------------------------------------------------------------------------------------------
Lifecycle Fund -- 2020 Fund                                    47.20%             91,997
---------------------------------------------------------------------------------------------
Lifecycle Fund -- 2025 Fund                                    65.97%            199,886
---------------------------------------------------------------------------------------------
Lifecycle Fund -- 2030 Fund                                    47.95%             95,366
---------------------------------------------------------------------------------------------
Lifecycle Fund -- 2035 Fund                                    47.95%             95,217
---------------------------------------------------------------------------------------------
Lifecycle Fund -- 2040 Fund                                    32.72%             50,327
---------------------------------------------------------------------------------------------

Community Funds, Inc.
2 Park Avenue
New York, NY 10016

* These shares are also reported under the totals for SEI above, because they are held through the Trust Company.

Fund                                                     Percent of Holdings     Shares
=============================================================================================
Equity Index Fund -- Institutional Class                       7.97%           4,883,156
---------------------------------------------------------------------------------------------
International Equity Index Fund -- Institutional Class         6.92%             712,230
---------------------------------------------------------------------------------------------


Church of the Nazarene
6401 The Paseo
Kansas City, MO 64131

* As the Trust Company has investment discretion over these shares, they are also reported under the totals for SEI and the Trust Company above.

Fund                                                     Percent of Holdings     Shares
=============================================================================================
Social Choice Equity Fund -- Institutional Class               5.07%           486,861
---------------------------------------------------------------------------------------------

James S. McDonnell Foundation
1034 South Brentwood Boulevard, Suite 1860
St. Louis, MO 63117

* As the Trust Company has investment discretion over these shares, they are also reported under the totals for SEI and the Trust Company above.

Fund                                                     Percent of Holdings     Shares
=============================================================================================
International Equity Fund -- Institutional Class               8.60%           4,652,759
---------------------------------------------------------------------------------------------


Bank of America
MFO 8559
PO Box 831575
Dallas, TX 75283-157

* These shares are also reported under the totals for SEI above, because they are held through the Trust Company.

Fund                                                     Percent of Holdings     Shares
=============================================================================================
Social Choice Equity Fund -- Institutional Class               9.45%           907,552
---------------------------------------------------------------------------------------------

Kentucky Foundation for Women
1215 Heyburn Building - 322 West Broadway
Louisville, KY 40202

* These shares are also reported under the totals for SEI above because they are held through the Trust Company.

Fund                                                     Percent of Holdings     Shares
=============================================================================================
Social Choice Equity Fund -- Institutional Class               7.43%           713,199
---------------------------------------------------------------------------------------------


Newspaper Guild of New York
830 Bear Tavern Road
PO Box 1028
Trenton, NJ 08628-0230

* These shares are also reported under the totals for SEI above because they are held through the Trust Company.

Fund                                                     Percent of Holdings     Shares
=============================================================================================
Social Choice Equity Fund -- Institutional Class               7.70%           739,005
---------------------------------------------------------------------------------------------


University of Cincinnati
51 Goodman Avenue, Suite 100
Cincinnati, OH 45219-0970

* As the Trust Company has investment discretion over these shares, they are also reported under the totals for SEI and the Trust Company above.

Fund                                                     Percent of Holdings     Shares
=============================================================================================
Mid-Cap Value Fund -- Institutional Class                      6.22%           93,443
---------------------------------------------------------------------------------------------


Una J. Walker
5604 NE Issler Street
Vancouver, WA 98661

Fund                                                     Percent of Holdings     Shares
=============================================================================================
Mid-Cap Value Index Fund -- Retirement Class                   12.65%          718
---------------------------------------------------------------------------------------------

Carolyn G. Holland
7254 Mallard Drive
West Chester, OH 45069

Fund                                                     Percent of Holdings     Shares
=============================================================================================
Small-Cap Blend Index Fund -- Retirement Class                 12.49%          1,971
---------------------------------------------------------------------------------------------


Joyce A. Hiatt
11408 NW 28th Street
Vancouver, WA 98685

Fund                                                     Percent of Holdings     Shares
=============================================================================================
Mid-Cap Value Index Fund -- Retirement Class                   7.40%           420
---------------------------------------------------------------------------------------------


Lynn R. Halsey
15804 NE 30th Avenue
Vancouver, WA 98686

Fund                                                     Percent of Holdings     Shares
=============================================================================================
Mid-Cap Value Index Fund -- Retirement Class                   11.80%          670
---------------------------------------------------------------------------------------------


Ronald L. Golson
14416 NE 29th Street
Vancouver, WA 98686

Fund                                                     Percent of Holdings     Shares
=============================================================================================
Mid-Cap Value Index Fund -- Retirement Class                   21.20%          1,203
---------------------------------------------------------------------------------------------


Eleanor J. Canos
1362 Pennsbury Drive
Cincinnati, OH 45238

Fund                                                     Percent of Holdings     Shares
=============================================================================================
Small-Cap Blend Index Fund -- Retirement Class                 25.60%          4,041
---------------------------------------------------------------------------------------------

Jan E. Allen
2725 NE 96th Avenue
Vancouver, WA 98662

Fund                                                     Percent of Holdings     Shares
=============================================================================================
Mid-Cap Growth Index Fund -- Retirement Class                  6.91%           1,205
---------------------------------------------------------------------------------------------


Leslie A. Uyeji
PO Box 2927
Vancouver, WA 98662-7455

Fund                                                     Percent of Holdings     Shares
=============================================================================================
Large-Cap Value Index Fund -- Retirement Class                 11.21%          2,985
---------------------------------------------------------------------------------------------
Mid-Cap Growth Index Fund -- Retirement Class                  22.91%          3,994
---------------------------------------------------------------------------------------------


June Ilene Berry
3914 NE 55th Street
Vancouver, WA 98661

Fund                                                     Percent of Holdings     Shares
=============================================================================================
Mid-Cap Growth Index Fund -- Retirement Class                  22.80%          3,975
---------------------------------------------------------------------------------------------
Mid-Cap Value Index Fund -- Retirement Class                    7.84%           445
---------------------------------------------------------------------------------------------


Clifford R. Price
22802 NE 169th Street
Brush Prairie, WA 98606

Fund                                                     Percent of Holdings     Shares
=============================================================================================
Mid-Cap Growth Index Fund -- Retirement Class                  15.04%          2,622
---------------------------------------------------------------------------------------------


Diane S. Price
22802 NE 169th Street
Brush Prairie, WA 98606

Fund                                                     Percent of Holdings     Shares
=============================================================================================
Large-Cap Value Index Fund -- Retirement Class                 7.14%           1,901
---------------------------------------------------------------------------------------------
Mid-Cap Growth Index Fund -- Retirement Class                  6.78%           1,181
---------------------------------------------------------------------------------------------

Prema Venkateswaran
1204 Hidden Wood Place
Cincinnati, OH 45208

Fund                                                     Percent of Holdings     Shares
=============================================================================================
Small-Cap Blend Index Fund -- Retirement Class                 7.55%           1,191
---------------------------------------------------------------------------------------------


Linda L. Waliser
204 SE 101st Avenue
Vancouver, WA 98664

Fund                                                     Percent of Holdings     Shares
=============================================================================================
Mid-Cap Value Index Fund -- Retirement Class                   10.04%           569
---------------------------------------------------------------------------------------------
Small-Cap Blend Index Fund -- Retirement Class                  5.26%           830
---------------------------------------------------------------------------------------------


Donald Robert Kurtz
1950 SW Palm City RD #1103
Stuart, FL 34994-4313

Fund                                                     Percent of Holdings     Shares
=============================================================================================
International Equity Index Fund -- Retirement Class              17.49%          4,811
---------------------------------------------------------------------------------------------


Sidney M. Moon
104 Mohican CT
W Lafayette, IN 47906-2113

Fund                                                     Percent of Holdings     Shares
=============================================================================================
Large-Cap Value Index Fund -- Retirement Class                 6.01%           1,600
---------------------------------------------------------------------------------------------


Carolyn A. Percifield
400 Overlook DR
W Lafayette, IN 47906-1210

Fund                                                     Percent of Holdings     Shares
=============================================================================================
Large-Cap Value Index Fund -- Retirement Class                 17.52%          4,666
---------------------------------------------------------------------------------------------

Gary Calvin Lelvis
12107 Burgoyne Drive
Houston, TX 77077-6033

Fund                                                     Percent of Holdings     Shares
=============================================================================================
Large-Cap Value Index Fund -- Retirement Class                 15.65%          4,517
---------------------------------------------------------------------------------------------
Small-Cap Value Index Fund -- Retirement Class                  7.04%          4,574
---------------------------------------------------------------------------------------------


Larry M. Madson
18517 NE Cedar DR
Battle Ground, WA 98604-7344

Fund                                                     Percent of Holdings     Shares
=============================================================================================
Mid-Cap Value Index Fund -- Retirement Class                   20.31%          1,153
---------------------------------------------------------------------------------------------


Richard W. Caudell
PO Box 42405
Cincinnati, OH 45242-0405

Fund                                                     Percent of Holdings     Shares
=============================================================================================
Small-Cap Blend Index Fund -- Retirement Class                 12.47%          1,968
---------------------------------------------------------------------------------------------


Alan Joseph Schwartz
10761 Weatherstone Court
Loveland, OH 45140-7402

Fund                                                     Percent of Holdings     Shares
=============================================================================================
Small-Cap Blend Index Fund -- Retirement Class                 5.15%               813
---------------------------------------------------------------------------------------------


William E. Hurford
9250 Given Road
Cincinnati, OH 45243-1146

Fund                                                     Percent of Holdings     Shares
=============================================================================================
Small-Cap Blend Index Fund -- Retirement Class                 5.00%              788
---------------------------------------------------------------------------------------------

David K. Schmidt
19100 Rosewood Way
Monument, CO 80132-8948

Fund                                                     Percent of Holdings     Shares
=============================================================================================
Small-Cap Growth Index Fund -- Retirement Class              14.17%              5,244
---------------------------------------------------------------------------------------------
Small-Cap Value Index Fund -- Retirement Class                8.61%              5,592
---------------------------------------------------------------------------------------------


Gary Fredrick Lee
9282 N Waldron Rd.
Rossville, IN 46065-9551

Fund                                                     Percent of Holdings     Shares
=============================================================================================
Small-Cap Value Index Fund -- Retirement Class                  5.06%            3,289
---------------------------------------------------------------------------------------------


Wayne Yungchang Chen
910 Kennedy Avenue
Schererville, IN 46375-1326

Fund                                                     Percent of Holdings     Shares
=============================================================================================
Small-Cap Value Index Fund -- Retirement Class                 5.72%             3,718
---------------------------------------------------------------------------------------------


Robert L. Nowack
2225 Huron Road
W. Lafayette, IN 47906-1921

Fund                                                     Percent of Holdings     Shares
=============================================================================================
International Equity Index Fund -- Retirement Class             15.65%           4,304
---------------------------------------------------------------------------------------------


James S. Quasney
1580 Foulis Court
Chesterton, IN 46304-8935

Fund                                                     Percent of Holdings     Shares
=============================================================================================
International Equity Index Fund -- Retirement Class            8.15%             2,242
---------------------------------------------------------------------------------------------

M.D. Raftery 2131 Kestral Blvd.
W. Lafayette, IN 47906-6519

Fund                                                     Percent of Holdings     Shares
=============================================================================================
International Equity Index Fund -- Retirement Class            7.32%              2,014
---------------------------------------------------------------------------------------------


Craig D. Williams
5221 Laura Lynne Lane
Indianapolis, IN 46217-4928

Fund                                                     Percent of Holdings     Shares
=============================================================================================
International Equity Index Fund -- Retirement Class            5.41%              1,487
---------------------------------------------------------------------------------------------


Richard Madison Weaver
2605 E. 191st Street
Westfield, IN 46074-9247

Fund                                                     Percent of Holdings     Shares
=============================================================================================
International Equity Index Fund -- Retirement Class            5.41%             1,487
---------------------------------------------------------------------------------------------
Small-Cap Value Index Fund -- Retirement Class                 5.26%             3,418
---------------------------------------------------------------------------------------------


Stuart A. Dye
8146 E. 600 N
Lafayette, IN 47905-9781

Fund                                                     Percent of Holdings     Shares
=============================================================================================
Large-Cap Value Index Fund -- Retirement Class                 6.02%             1,602
---------------------------------------------------------------------------------------------

Keith Harold Hawks
7218 N. 300E
Battle Ground, IN 47920-9410


Fund                                                     Percent of Holdings     Shares
=============================================================================================
Lifecycle Fund -- 2010 Fund                                    55.66%            86,326
---------------------------------------------------------------------------------------------

Benedict A. Liuzzo
14911 Long Bow Ln.
Huntersville, NC 28078-3310

Fund                                                     Percent of Holdings     Shares
=============================================================================================
Lifecycle Fund -- 2010 Fund                                    13.65%            21,169
---------------------------------------------------------------------------------------------


Richard O. Jindra
2808 N. 925 W
W. Lafayette, IN 47920-9410

Fund                                                     Percent of Holdings     Shares
=============================================================================================
Lifecycle Fund -- 2010 Fund                                    9.39%             14,563
---------------------------------------------------------------------------------------------


Randolph Llewellyn Walker
5343 S. Picadilly Way
Aurora, CO 80015-5014

Fund                                                     Percent of Holdings     Shares
=============================================================================================
Lifecycle Fund -- 2010 Fund                                    6.84%             10,602
---------------------------------------------------------------------------------------------


Marsha A. Tuthill
170 Herons Gate Dr.
Mooresville, NC 28117-6417

Fund                                                     Percent of Holdings     Shares
=============================================================================================
Lifecycle Fund -- 2010 Fund                                    5.31%             8,243
---------------------------------------------------------------------------------------------


Lowell Wayne Beineke
4529 Bradwood Terrace
Fort Wayne, IN 46815-6028

Fund                                                     Percent of Holdings     Shares
=============================================================================================
Lifecycle Fund -- 2015 Fund                                    61.82%           196,783
---------------------------------------------------------------------------------------------

Terry Steven Trepper
7137 Knickerbocker Parkway
Hammond, IN 46323-2030

Fund                                                     Percent of Holdings     Shares
=============================================================================================
Lifecycle Fund -- 2015 Fund                                    15.22%            48,440
---------------------------------------------------------------------------------------------


David James Sammons
3300 Elkhart St.
W. Lafayette, IN 47906-1160

Fund                                                     Percent of Holdings     Shares
=============================================================================================
Lifecycle Fund -- 2015 Fund                                    7.34%             23,365
---------------------------------------------------------------------------------------------


Wesley Kim Lukoshus
8835 Northcote
Munster, IN 46321-2727

Fund                                                     Percent of Holdings     Shares
=============================================================================================
Lifecycle Fund -- 2015 Fund                                    5.77%             18,366
---------------------------------------------------------------------------------------------


George I. Spindell
1518 Windy Ridge Rd.
Charlotte, NC 28270-1139

Fund                                                     Percent of Holdings     Shares
=============================================================================================
Lifecycle Fund -- 2020 Fund                                    31.88%            29,297
---------------------------------------------------------------------------------------------


Kevin Paul Green
3515 Hamilton St.
W. Lafayette, IN 47906-1286

Fund                                                     Percent of Holdings     Shares
=============================================================================================
Lifecycle Fund -- 2020 Fund                                    18.26%            16,776
---------------------------------------------------------------------------------------------

Kenneth Emery Alling
18 Rainbow Dr.
Rossville, IN 46065-9599

Fund                                                     Percent of Holdings     Shares
=============================================================================================
Lifecycle Fund -- 2020 Fund                                    7.70%             7,072
---------------------------------------------------------------------------------------------


John Lyon Obermeyer
3000 Georgton Rd.
W. Lafayette, IN 47906-4819

Fund                                                     Percent of Holdings     Shares
=============================================================================================
Lifecycle Fund -- 2020 Fund                                    7.43%             6,830
---------------------------------------------------------------------------------------------


Mark JT Smith
465 Northwestern Ave., #122
W. Lafayette, IN 47907-2035

Fund                                                     Percent of Holdings     Shares
=============================================================================================
Lifecycle Fund -- 2020 Fund                                    5.76%             5,293
---------------------------------------------------------------------------------------------


Scott C. Evans
100 Holly Branch Rd.
Katonah, NY 10536-3528

Fund                                                     Percent of Holdings     Shares
=============================================================================================
Lifecycle Fund -- 2025 Fund                                    28.01%            55,981
---------------------------------------------------------------------------------------------


John Abraham
3200 Elkhart St.
W. Lafayette, IN 47906-1151

Fund                                                     Percent of Holdings     Shares
=============================================================================================
Lifecycle Fund -- 2025 Fund                                    8.50%             16,999
---------------------------------------------------------------------------------------------

Gary Scott Yates
7708 Amanda Ln.
W. Lafayette, IN 47906-8530

Fund                                                     Percent of Holdings     Shares
=============================================================================================
Lifecycle Fund -- 2025 Fund                                    7.25%             14,490
---------------------------------------------------------------------------------------------


Martin Joseph Matustik
922 W. Winona St., #3E
Chicago, IL 60640-3229

Fund                                                     Percent of Holdings     Shares
=============================================================================================
Lifecycle Fund -- 2025 Fund                                    5.31%             10,618
---------------------------------------------------------------------------------------------


Paul Joseph Yakoboski
317 E. Monroe Ave.
Alexandria, VA 22301

Fund                                                     Percent of Holdings     Shares
=============================================================================================
Lifecycle Fund -- 2030 Fund                                    40.18%            38,313
---------------------------------------------------------------------------------------------


Samir B. Dave
13 Orchid St.
Edison, NJ 08820-4307

Fund                                                     Percent of Holdings     Shares
=============================================================================================
Lifecycle Fund -- 2030 Fund                                    7.95%              7,583
---------------------------------------------------------------------------------------------


Joseph D. Delgrande
46 Cedar St.
Nutley, NJ 07110-2120

Fund                                                     Percent of Holdings     Shares
=============================================================================================
Lifecycle Fund -- 2035 Fund                                    41.00%            39,035
---------------------------------------------------------------------------------------------

Stephen McDonald
38 Iron Horse Ln.
Walnut Creek, CA 94597-6951

Fund                                                     Percent of Holdings     Shares
=============================================================================================
Lifecycle Fund -- 2035 Fund                                    8.27%              7,871
---------------------------------------------------------------------------------------------


Brian J. Knoy
6110 Maderia Ln.
Lafayette, IN 47905-8259

Fund                                                     Percent of Holdings     Shares
=============================================================================================
Lifecycle Fund -- 2035 Fund                                    6.13%             5,838
---------------------------------------------------------------------------------------------


Blaine Bennett
2400 Bobolink Dr.
W. Lafayette, IN 47906-6648

Fund                                                     Percent of Holdings     Shares
=============================================================================================
Lifecycle Fund -- 2035 Fund                                    6.04%             5,753
---------------------------------------------------------------------------------------------


Scott J. Budde
235 W. 56th St., #31M
NY, NY 10019-4335

Fund                                                     Percent of Holdings     Shares
=============================================================================================
Lifecycle Fund -- 2040 Fund                                    42.70%            21,489
---------------------------------------------------------------------------------------------


Ernest Stalnaker
3321 Webster St.
W. Lafayette, IN 47906-7222

Fund                                                     Percent of Holdings     Shares
=============================================================================================
Lifecycle Fund -- 2040 Fund                                    7.88%             3,966
---------------------------------------------------------------------------------------------

TIAA-CREF Individual & Institutional Services, Inc.
For the Exclusive Benefit of Customers
730 Third Avenue
New York, NY 10017

* These shares generally are held on behalf of retirement plan participants. If any such participants individually own 5% or more of a class of a Fund, they are also reported separately under their own name.


Fund                                                  Percent of Holdings     Shares
---------------------------------------------------------------------------------------------
Growth & Income Fund -- Retirement Class                     95.01%          5,546,454
---------------------------------------------------------------------------------------------
International Equity Fund -- Retirement Class                92.34%         15,090,223
---------------------------------------------------------------------------------------------
Large-Cap Value Fund -- Retirement Class                     90.65%          9,162,018
---------------------------------------------------------------------------------------------
Mid-Cap Value Fund -- Retirement Class                       90.41%         11,222,380
---------------------------------------------------------------------------------------------
Mid-Cap Growth Fund -- Retirement Class                      99.33%          9,196,369
---------------------------------------------------------------------------------------------
Small-Cap Equity Fund--Retirement Class                      89.67%         10,038,568
---------------------------------------------------------------------------------------------
Real Estate Securities Fund -- Retirement Class              89.47%          7,862,555
---------------------------------------------------------------------------------------------
Social Choice Equity Fund -- Retirement Class                89.70%          5,880,543
---------------------------------------------------------------------------------------------
S&P 500 Index Fund -- Retirement Class                       92.86%          5,888,843
---------------------------------------------------------------------------------------------
Large-Cap Growth Index Fund -- Retirement Class              99.36%          1,861,850
---------------------------------------------------------------------------------------------
Large-Cap Value Index Fund -- Retirement Class               18.38%            6,916
---------------------------------------------------------------------------------------------
Mid-Cap Growth Index Fund -- Retirement Class                58.10%           17,434
---------------------------------------------------------------------------------------------
Mid-Cap Value Index Fund -- Retirement Class                 33.42%            5,679
---------------------------------------------------------------------------------------------
Mid-Cap Blend Index Fund -- Retirement Class                 83.97%           254,803
---------------------------------------------------------------------------------------------
Small-Cap Growth Index Fund -- Retirement Class              58.79%           52,964
---------------------------------------------------------------------------------------------
Small-Cap Value Index Fund -- Retirement Class               23.79%           19,038
---------------------------------------------------------------------------------------------
Small-Cap Blend Index Fund -- Retirement Class               58.45%           15,786
---------------------------------------------------------------------------------------------

[LOGO] TIAA                                 TIAA-CREF INSTITUTIONAL MUTUAL FUNDS
       CREF                                 730 Third Avenue
FINANCIAL SERVICES                          New York, New York 10017-3206
FOR THE GREATER GOOD(SM)

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON AUGUST 31, 2005

The TIAA-CREF Institutional Mutual Funds (the "Institutional Funds") will hold a special meeting of the shareholders of its investment portfolios (the "Funds") on August 31, 2005, at 9:00 a.m. at 730 Third Avenue, New York, New York (17th floor). The agenda for the meeting is:


   1. To elect Trustees of the Institutional Funds to serve until each of their successors is elected and qualified.


   2. To ratify the selection by the Board of Trustees of PricewaterhouseCoopers LLP to serve as the Institutional Funds' independent registered public accounting firm for the fiscal year ending September 30, 2005.


   3. To approve a new investment management agreement between the Institutional Funds and Teachers Advisors, Inc.

   4. To address any other business that may properly come before the meeting or any adjournments thereof.


The Board of Trustees of the Institutional Funds has set May 31, 2005 as the record date for determining the number of votes entitled to be cast at the meeting or any adjournments thereof. You may vote at the meeting (or any adjournments of the meeting) only if you were a shareholder of one or more of the Funds as of May 31, 2005.

                                    By Order of the Board of Trustees,

                                    /s/ E. Laverne Jones

                                    E. Laverne Jones
                                    Secretary

Please vote as soon as possible before the meeting, even if you plan to attend the meeting. You can vote quickly and easily over the Internet, by telephone, or by mail. Just follow the simple instructions that appear on your enclosed proxy card(s). A separate proxy card is provided for each Fund in which you own shares. Since we cannot hold the meeting unless a quorum is reached, please help the Funds avoid the expense of a follow-up mailing by voting today!

If you plan to attend the meeting, please call 1 877-535-3910, ext. 2440 to obtain an admission pass. In accordance with TIAA-CREF's security procedures, a pass and appropriate picture identification will be required to enter the special meeting. Please note that no laptop computers, recording equipment or cameras will be permitted, and please read the instructions on the pass for additional information.

July 5, 2005

                      TIAA-CREF INSTITUTIONAL MUTUAL FUNDS
                                730 Third Avenue
                          New York, New York 10017-3206



PROXY STATEMENT


Special Meeting of Shareholders
to be held on August 31, 2005

The Board of Trustees (the "Board") of the TIAA-CREF Institutional Mutual Funds (the "Institutional Funds") has called a special meeting of the shareholders of each of its investment portfolios (each, a "Fund" and collectively, the "Funds") to be held on August 31, 2005, at 9:00a.m. at 730 Third Avenue, New York, New York (17th floor). At the special meeting, shareholders will vote on whether to:


   1. Elect Trustees of the Institutional Funds to serve until each of their successors is elected and qualified;


   2. Ratify the selection by the Board of Trustees of PricewaterhouseCoopers LLP to serve as the Funds' independent registered public accounting firm for the fiscal year ending September 30, 2005;


   3. Approve a new investment management agreement between the Funds and Teachers Advisors, Inc. (the "Advisor"); and

   4. Address any other business that may properly come before the meeting or any adjournments thereof.

At this time, the Board does not know of any other matters being presented at the meetings or any adjournments thereof.


The accompanying proxy forms will be used to vote at the meeting of the Funds (or any adjournments of the meeting) being held on August 31, 2005, at 730 Third Avenue, New York, New York at 9:00 a.m. This proxy statement will first be mailed to shareholders on or about July 5, 2005.

The Institutional Funds consist of the:

o "Actively Managed Funds," which include the Growth Equity Fund, Growth & Income Fund, International Equity Fund, Large-Cap Value Fund, Mid-Cap Growth Fund, Mid-Cap Value Fund, Small-Cap Equity Fund, Real Estate Securities Fund, Social Choice Equity Fund, Bond Fund, Inflation-Linked Bond Fund and Money Market Fund.

o "Index Funds," which include the Large-Cap Growth Index Fund, Large-Cap Value Index Fund, Equity Index Fund, S&P 500 Index Fund, Mid-Cap Growth Index Fund, Mid-Cap Value Index Fund, Mid-Cap Blend Index Fund, Small-Cap Growth Index Fund, Small-Cap Value Index Fund, Small-Cap Blend Index Fund and International Equity Index Fund.


o "Lifecycle Funds," which include the Lifecycle Fund - 2010 Fund, Lifecycle Fund - 2015 Fund, Lifecycle Fund - 2020 Fund, Lifecycle Fund - 2025 Fund, Lifecycle Fund - 2030 Fund, Lifecycle Fund - 2035 Fund and Lifecycle Fund - 2040 Fund.


The following table shows which items the shareholders of each Fund will be asked to consider:

 Item                               Funds
--------------------------------------------------------------------------------
  1      Shareholders of all Funds voting together
--------------------------------------------------------------------------------
  2      Shareholders of all Funds voting together
--------------------------------------------------------------------------------
  3      Shareholders of each Fund voting separately for their Fund
--------------------------------------------------------------------------------

VOTING INFORMATION


How Do I Vote?


   (1) By marking, signing, and mailing the enclosed proxy card in the postage-paid envelope provided;

   (2) By logging on to the Internet site shown on your proxy card(s) and follow the on-screen instructions;

   (3) By dialing the toll free telephone number shown on your proxy card(s) and follow the recorded instructions; and

   (4) By voting in person at the special meeting.

You must complete a separate proxy form for each Fund in which you own shares.

Can I Cancel or Change My Vote?


You may cancel or change your vote by simply voting again by: (1) executing and returning later-dated proxy forms, (2) voting over the telephone; (3) voting through the Internet, or (4) voting in person at the meeting. If you return the proxy form or vote by telephone or through the Internet, your vote must be received by 12:00 noon ET on August 31, 2005. If you vote in person at the meeting, you may vote any time up until the voting results are announced.



How Does a Proxy Work?

When you vote by proxy, you are appointing the persons named on the proxy form as your agents to vote on your behalf at a meeting or any adjournments thereof. Unless you instruct them otherwise, they will vote FOR the election of each of the nominees for Trustee of the Funds, FOR the ratification of the selection of PricewaterhouseCoopers LLP to serve as independent registered public accounting firm, and FOR the approval of the new investment management agreement as it applies to your Fund(s). Although we are unaware of any other matters to be presented at the meeting, if other matters are brought before the meeting or any adjournments thereof, the proxies will vote your shares using their own best judgment. All proxies solicited by the Board of Trustees that are properly executed and received by the Secretary prior to the meeting, and are not revoked, will be voted at the meeting.



Who May Vote; How Many Votes Do I Get?
Shareholders of each of the Funds as of May 31, 2005 (the "Record Date") will be eligible to vote at the meeting (or any adjournments thereof). Each outstanding full share of a Fund is entitled to one vote and each outstanding fractional share is entitled to a proportionate fractional share of one vote. Therefore, the number of votes you will have at the meeting will depend upon how many shares you own in the respective Fund on the Record Date. All shareholders of record on the Record Date are entitled to vote. As of the Record Date, there were 805,373,322.52 aggregate shares outstanding in the Institutional Mutual Funds.

Below is the number of shares of each Class of each Fund as of the Record Date:


                           Actively Managed Funds and Index Funds
============================================================================================
Fund                             Retail Class       Institutional Class     Retirement Class
============================================================================================
Growth Equity Fund                      --         16,328,281.49                          --
--------------------------------------------------------------------------------------------
Growth & Income Fund                    --         18,122,798.27                5,837,583.54
--------------------------------------------------------------------------------------------
International Equity Fund               --         54,105,522.16               16,342,901.94
--------------------------------------------------------------------------------------------
Large-Cap Value Fund          12,547,012.12        14,544,078.16               10,106,655.68
--------------------------------------------------------------------------------------------

                                                        (continued on next page)

                             Actively Managed Funds and Index Funds
=================================================================================================
Fund                                   Retail Class      Institutional Class     Retirement Class
=================================================================================================
Mid-Cap Growth Fund                  3,496,980.91         1,238,473.96               6,556,086.10
-------------------------------------------------------------------------------------------------
Mid-Cap Value Fund                   4,666,898.69         1,501,735.32              12,245,778.72
-------------------------------------------------------------------------------------------------
Small-Cap Equity Fund                4,502,858.92         7,258,791.26              10,256,090.72
-------------------------------------------------------------------------------------------------
Large-Cap Growth Index Fund                   --         37,622,091.86               1,873,911.80
-------------------------------------------------------------------------------------------------
Large-Cap Value Index Fund                    --         27,766,517.71                  37,623.76
-------------------------------------------------------------------------------------------------
Equity Index Fund                             --         61,262,876.86                        --
-------------------------------------------------------------------------------------------------
S&P 500 Index Fund                            --         33,775,146.33               6,341,305.23
-------------------------------------------------------------------------------------------------
Mid-Cap Growth Index Fund                     --          2,017,822.41                  30,009.29
-------------------------------------------------------------------------------------------------
Mid-Cap Value Index Fund                      --          2,787,573.50                  16,992.65
-------------------------------------------------------------------------------------------------
Mid-Cap Blend Index Fund                      --          3,678,421.67                 303,438.36
-------------------------------------------------------------------------------------------------
Small-Cap Growth Index Fund                   --          5,261,566.08                  90,084.21
-------------------------------------------------------------------------------------------------
Small-Cap Value Index Fund                    --          5,001,943.55                  80,032.28
-------------------------------------------------------------------------------------------------
Small-Cap Blend Index Fund                    --          9,589,714.63                  27,011.24
-------------------------------------------------------------------------------------------------
International Equity Index Fund               --         10,284,949.96                  37,998.60
-------------------------------------------------------------------------------------------------
Real Estate Securities Fund         10,332,969.24        15,817,406.47               8,787,899.09
-------------------------------------------------------------------------------------------------
Social Choice Equity Fund                     --          9,600,840.56               4,447,029.03
-------------------------------------------------------------------------------------------------
Bond Fund                                     --        130,949,369.43                        --
-------------------------------------------------------------------------------------------------
Inflation-Linked Bond Fund           6,326,951.48        27,172,970.32                        --
-------------------------------------------------------------------------------------------------
Money Market Fund                             --        183,390,244.53                        --
-------------------------------------------------------------------------------------------------
                                           Lifecycle Funds
-------------------------------------------------------------------------------------------------
Lifecycle Fund -- 2010 Fund                                 257,722.99
-------------------------------------------------------------------------------------------------
Lifecycle Fund -- 2015 Fund                                 421,057.29
-------------------------------------------------------------------------------------------------
Lifecycle Fund -- 2020 Fund                                 194,924.43
-------------------------------------------------------------------------------------------------
Lifecycle Fund -- 2025 Fund                                 302,990.10
-------------------------------------------------------------------------------------------------
Lifecycle Fund -- 2030 Fund                                 198,883.26
-------------------------------------------------------------------------------------------------
Lifecycle Fund -- 2035 Fund                                 198,587.53
-------------------------------------------------------------------------------------------------
Lifecycle Fund -- 2040 Fund                                 153,826.69
-------------------------------------------------------------------------------------------------

How Many Votes Must Be Present for a Quorum or to Pass a Vote? In order to hold the meeting and vote on the items on the agenda, we will need to have a quorum of shareholders present (in person or by proxy) at the meeting. A quorum means 10% of the votes that are entitled to be cast. In determining whether a quorum has been reached, abstentions and broker non-votes are counted as being present at the meeting.

If a quorum is not present at the meeting, or if a quorum is present at the meeting but sufficient votes to approve one or more of the proposed items is not received, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose and vote for one or more adjournments of the meeting in order to permit the solicitation of additional votes. Any of the proposals in this proxy statement may be voted on prior to any adjournment if sufficient votes have been received for a proposal and such vote is otherwise appropriate.


Votes to elect the Trustees and to ratify the selection of independent registered public accounting firm under Proposals 1 and 2 will be counted for the Funds collectively as a group and not on a Fund-by-Fund basis. Each Trustee will be elected if he or she receives more "for" votes than the number of votes that are "withheld" and the selection of the independent registered public accounting firm will be ratified if this proposal receives more votes "for" than "against." Abstentions and broker non-votes are not counted as a vote for or against one or more nominees for Trustee or for or against ratification of the independent registered public accounting firm, which means they will have no effect on these proposals.

In contrast to the election of Trustees and ratification of the independent registered public accounting firm, the investment management agreement under Proposal 3 must be approved by shareholders of each individual Fund, and will require the affirmative vote of either (1) more than 50% of the eligible votes of the Fund, or (2) 67% or more of the votes present (in person or by proxy) at the meeting, if more than 50% of the eligible votes are present at the meeting in person or by proxy. Abstentions and broker non-votes will not count towards the number of votes in favor of the investment management agreement, which means they will have the effect of a vote against this proposal.

PROPOSAL 1 -- ELECTION OF TRUSTEES



The Board of Trustees, which is composed entirely of Trustees who are not interested persons of the Institutional Funds or of the Advisor, unanimously recommends that the shareholders of the Funds vote for the election of all of the nominated Trustees.

We are holding elections of the Trustees in order to give you an opportunity to evaluate the people who oversee the Funds. We are also electing Trustees at this time in order to ensure that a sufficient number of Trustees have been elected by shareholders. (Generally, shareholders must have elected at least two-thirds of the Trustees.) At the meeting, you will be asked to elect the following nominees as members of the Board to serve until their successors are elected and qualified: Nancy L. Jacob, Willard T. Carleton, Eugene Flood, Jr., Howell E. Jackson, Bevis Longstreth, Bridget A. Macaskill, Maceo K. Sloan and Ahmed H. Zewail. The terms of the elected Trustees will be indefinite and the Board may appoint one or more new Trustees to fill vacancies on the Board that occur after this election, subject to certain limitations under the Investment Company Act of 1940, as amended (the "1940 Act").


Information Concerning the Nominees


Below is information about the nominees. All of the nominees except for Eugene Flood, Jr. and Howell E. Jackson currently serve as Trustees of the Institutional Funds and of the College Retirement Equities Fund ("CREF"), TIAA-CREF Mutual Funds, TIAA Separate Account VA-1, and TIAA-CREF Life Funds (collectively, the "TIAA-CREF Fund Complex").


(PICTURE)

Nancy L. Jacob, 62, has been President and Managing Principal of Windermere Investment Associates since 1997. She is also a member of the board of directors and the chairman of the investment committee of the Okabena Company. She was previously Chairman and Chief Executive Officer of CTC Consulting, Inc. (1994 -
1997) and Executive Vice President, U.S. Trust of the Pacific Northwest (1993 -
1996). Dr. Jacob received a B.A. from the University of Washington and a Ph.D. from the University of California, Irvine. Dr. Jacob has served as a Trustee since 1979, and as chairman of the Board of Trustees since 2005.

(PICTURE)

Willard T. Carleton, 71, has been Professor of Finance Emeritus at the College of Business and Public Administration of the University of Arizona since 2001. From 1999 to 2001, he was the Donald R. Diamond Professor of Finance, and from 1984 to 1999 he was the Karl L. Eller Professor of Finance, at the University of Arizona. Dr. Carleton earned an A.B. and M.B.A. at Dartmouth College and an M.A. and Ph.D. from the University of Wisconsin. Dr. Carleton served as a trustee of Teachers Insurance and Annuity Association of America ("TIAA") from 1984-2003, and has served as a Trustee since 2003.


(PICTURE)

Eugene Flood, Jr., 49, has been President and Chief Executive Officer (since
2000) and a director (since 1994) of Smith Breeden Associates, Inc. Prior to joining Smith Breeden as President and CEO in 2000, he was a Portfolio Manager at Morgan Stanley Asset Management. Dr. Flood serves on the Visiting Committee for the Economics Department and the Dean's Advisory Committee of the Massachusetts Institute of Technology's Sloan School of Management, the Board of Visitors of the Fuqua School of Business of Duke University, Board of Visitors of the University of North Carolina at Chapel Hill and the Board of Directors of the Society of Quantitative Analysts. Dr. Flood has a Bachelor of Arts in Economics from Harvard University, and a Ph.D. in Economics from the Massachusetts Institute of Technology. Dr. Flood, whose nomination was recommended by a current Trustee, is a first-time nominee to the Board.


(PICTURE)

Howell E. Jackson, 51, has been on the faculty of the Harvard Law School since 1989, and has been James S. Reid, Jr. Professor of Law since 2004 and Vice Dean for Administration and Budget since 2003. Dr. Jackson has a B.A. degree from Brown University and a joint J.D./M.B.A. degree from Harvard University. Dr. Jackson, whose nomination was recommended by a current trustee, is a first-time nominee to the Board.

(PICTURE)

Bevis Longstreth, 71, is a retired partner of the law firm of Debevoise & Plimpton. Until 1997, he was a partner of the same firm, and from 1998 to 2001 he was Of Counsel to that firm. Mr. Longstreth served as a commissioner of the U.S. Securities and Exchange Commission from 1981 to 1984, and as an adjunct professor at Columbia University School of Law from 1994 to 1999. Mr. Longstreth is a member of the board of directors of AMVESCAP, PLC, and of Grantham, Mayo & Von Otterloo & Co., LLC (GMO). He is a member of the Standing Advisory Group of the Public Company Accounting Oversight Board (PCAOB) and a member of the finance committee of the Rockefeller Family Fund. He serves as a trustee of the New School University, and the Textile Museum, and is a member of the Advisory Board of the Center for Public Integrity. Mr. Longstreth received a B.S.E. from Princeton University and a J.D. from Harvard University. Mr. Longstreth has served as a Trustee since 1996.


(PICTURE)

Bridget A. Macaskill, 56, was formerly the Chairman and Chief Executive Officer of Oppenheimer Funds, Inc. She joined Oppenheimer Funds, Inc. in 1983 and served in various capacities at that firm, being appointed Chief Operating Officer in 1989, President in 1991, Chief Executive Officer in 1995 and Chairman in 2000. Ms. Macaskill serves on the boards of directors of J Sainsbury plc and Prudential plc, and on the boards of a number of not-for-profit organizations. She also serves as Independent Consultant to Merrill Lynch, appointed under the terms of the Global Research Settlement, since 2003. She received a B.S with honors from the University of Edinburgh. Ms. Macaskill has served as a Trustee since 2003.


(PICTURE)

Maceo K. Sloan, 55, has been the Chairman, President and CEO of Sloan Financial Group, Inc. since 1991, Chairman, CEO and CIO of NCM Capital Management Group, Inc., since 1991, and Chairman and CEO, NCM Capital Advisers Inc., since 2003. Mr. Sloan is a director of SCANA Corporation and M&F Bancorp, Inc. Mr. Sloan received a B.A. from Morehouse College, an M.B.A. from Georgia State University, and a J.D. from North Carolina Central University School of Law. Mr. Sloan has served as a Trustee since 1991.

(PICTURE)

Ahmed H. Zewail, 59, has been the Linus Pauling Professor of Chemistry and Professor of Physics since 1996 and the Director of the NSF Laboratory for Molecular Sciences at the California Institute of Technology (Caltech), Pasadena since 1995. He serves on the boards of various national and international foundations and universities, and holds the Honorary Chair at the United Nations University. Dr. Zewail was awarded the 1999 Nobel Prize for his groundbreaking work in the development of femtoscience. He received a B.S. and M.S. from Alexandria University, a Ph.D. from the University of Pennsylvania, and numerous honorary degrees. Dr. Zewail has served as a Trustee since 2004.

Each of the nominees has consented to serve if elected. If any nominee is unavailable to serve when the meeting is held, the persons designated as proxies may cast your votes for a substitute chosen by the current Board of Trustees.


Current Trustees and Executive Officers

The following tables include certain information about the current Trustees and officers of the Institutional Funds, including positions currently held with the Institutional Funds, the length of office and time served, and principal occupations in the last five years. The table also includes the number of portfolios in the TIAA-CREF Fund Complex overseen by each Trustee and certain other directorships held by each of them. The table also includes information on the nominees for election as Trustees that have never served on the Board before. The first table includes information about the Trustees and nominees and the second table includes information about the Institutional Funds' officers.

Trustees

                                                                                                     Number of
                                                                                                     Portfolios
                                                                                                     in Fund
                          Position(s) Term of Office                                                 Complex     Other
                          Held with   and Length of  Principal Occupation(s) During                  Overseen    Directorships
Name, Address and Age     Fund        Time Served    Past 5 Years                                    by Trustee  Held by Trustees
====================================================================================================================================
Nancy L. Jacob            Chairman    Indefinite     President and Managing Principal, Windermere    60          Director and
Windermere                of the      term. Trustee  Investment Associates, 1997 - present.                      Chairman of the
Investment Associates     Board,      since 1999.    Formerly, Chairman and Chief Executive                      Investment
121 S.W. Morrison Street  Trustee                    Officer, CTC Consulting, Inc., 1994 - 1997,                 Committee of the
Suite 925                                            and Executive Vice President, U.S.                          Okabena Company
Portland, OR 97204                                   Institutional Funds of the Pacific Northwest,               (financial
Age: 62                                              1993 - 1998.                                                services).

Willard T. Carleton       Trustee     Indefinite     Professor of Finance Emeritus, University of    60          None
4911 E. Parade Ground                 term. Trustee  Arizona, College of Business and Public
Loop                                  since 2003     Administration, 2001 - present. Formerly,
Tucson, AZ 85712-6623                                Donald R. Diamond Professor of Finance,
Age: 71                                              University of Arizona, 1999 - 2001, and Karl
                                                     L. Eller Professor of Finance, University of
                                                     Arizona, 1984 - 1999. Trustee of TIAA, 1984 -
                                                     2003.

Eugene Flood, Jr.         Nominee     Nominated      President, Chief Executive Officer (since       N/A         None
Smith Breeden             for         for an         2000) and a Director (since 1994) of Smith
Associates, Inc.          Trustee     indefinite     Breeden Associates, Inc. (investment
Chapel Hill,                          term.          advisor).
North Carolina 27517
Age: 49

Trustees continued


                                                                                                     Number of
                                                                                                     Portfolios
                                                                                                     in Fund
                          Position(s) Term of Office                                                 Complex     Other
                          Held with   and Length of  Principal Occupation(s) During                  Overseen    Directorships
Name, Address and Age     Fund        Time Served    Past 5 Years                                    by Trustee  Held by Trustees
====================================================================================================================================
Howell E. Jackson         Nominee     Nominated      James S. Reid, Jr. Professor of Law (since      N/A         None
Harvard Law School        for         for an         2004) and Vice Dean for Administration and
Griswold 5 South          Trustee     indefinite     Budget (since 2003) and on the faculty (since
1525 Massachusetts                    term.          1989) of Harvard Law School.
Avenue
Cambridge, Massachusetts
02138
Age: 51

Bevis Longstreth          Trustee     Indefinite     Retired Partner, Debevoise & Plimpton.          60          Member of Board
Debevoise & Plimpton                  term. Trustee  Formerly, Partner (1970 - 1981, 1984 - 1997)                of Directors of
919 Third Avenue                      since 1999.    and Of Counsel (1998 - 2001) of Debevoise &                 AMVESCAP, PLC
New York, NY 10022-6225                              Plimpton, Adjunct Professor at Columbia                     and Grantham,
Age: 71                                              University School of Law, 1994 - 1999 and                   Mayo & Von
                                                     Commissioner of the U.S. Securities and                     Otterloo & Co.,
                                                     Exchange Commission, 1981 - 1984.                           LLC (GMO)
                                                                                                                 (investment
                                                                                                                 management) and
                                                                                                                 a member of the
                                                                                                                 Standing Advisory
                                                                                                                 Group of the
                                                                                                                 Public Company
                                                                                                                 Accounting
                                                                                                                 Oversight Board
                                                                                                                 (PCAOB) and the
                                                                                                                 Finance Committee
                                                                                                                 of the Rockefeller
                                                                                                                 Family Fund.


Bridget A. Macaskill      Trustee     Indefinite     Independent Consultant to Merrill Lynch.        60          Director, J
160 East 81st Street                  term. Trustee  Appointed under the terms of the Global                     Sainsbury plc
New York, NY 10028                    since 2003.    Research Settlement, since 2003, and                        (food retailer),
Age: 56                                              principal, BAM Consulting. Formerly,                        Prudential plc,
                                                     Chairman, Oppenheimer Funds, Inc., 2000 -                   and International
                                                     2001. Chief Executive Officer, 1995 - 2001;                 Advisory Board,
                                                     President, 1991 - 2000; and Chief Operating                 British-American
                                                     Officer, 1989 - 1995 of that firm.                          Business Council.

Trustees continued

                                                                                                     Number of
                                                                                                     Portfolios
                                                                                                     in Fund
                          Position(s) Term of Office                                                 Complex     Other
                          Held with   and Length of  Principal Occupation(s) During                  Overseen    Directorships
Name, Address and Age     Fund        Time Served    Past 5 Years                                    by Trustee  Held by Trustees
====================================================================================================================================
Maceo K. Sloan            Trustee     Indefinite     Chairman, President and Chief Executive         60          Director, SCANA
NCM Capital                           term. Trustee  Officer, Sloan Financial Group, Inc., since                 Corporation
Management Group, Inc.                since 1999.    1991; Chairman, CEO and CIO, NCM Capital                    (energy holding
2634 Durham-Chapel                                   Management Group, Inc., since 1991; and                     company) and
Hill Boulevard                                       Chairman and CEO, NCM Capital Advisers Inc.,                M&F Bancorp, Inc.
Suite 206                                            since 2003.
Durham, NC 27707
Age: 55

Ahmed H. Zewail           Truste      Indefinite     Linus Pauling Chair Professor of Chemistry      60          None
California Institute                  term. Trustee  and Professor of Physics, Caltech, since
Of Technology                         since 2004.    1996; and Director, NSF Laboratory for
Arthur Amos Noyes                                    Molecular Sciences (LMS), Caltech, since
Laboratory of                                        1995.
Chemical Physics
Mail Code 127-72
1200 East California
Boulevard
Pasadena, CA 91125
Age: 59

Officers

                                               Term of Office
Name, Address             Position(s) Held     and Length of         Principal Occupation(s) During
and Age                   with Fund            Time Served           Past 5 Years
====================================================================================================================================
Herbert M. Allison, Jr.   President and        Indefinite term.      Chairman, President and Chief Executive Officer of TIAA
TIAA-CREF                 Chief Executive      President and         since 2002. President and Chief Executive Officer of CREF,
730 Third Avenue          Officer              Chief Executive       TIAA-CREF Mutual Funds, TIAA-CREF Institutional Mutual
New York, NY 10017-3206                        Officer since         Funds, TIAA-CREF Life funds and TIAA Separate Account VA-1
Age: 61                                        2002.                 (these funds are collectively referred to as the "TIAA- CREF
                                                                     Funds") since 2002. Formerly, President and Chief Executive
                                                                     Officer of Alliance for LifeLong Learning, Inc., 2000 -
                                                                     2002. President, Chief Operating Officer and Member of the
                                                                     Board of Directors of Merrill Lynch & Co., Inc., 1997-1999.
                                                                     Member of the Board of Directors, New York Stock Exchange.

Gary Chinery              Vice President       Indefinite term.      Vice President and Treasurer of TIAA and the TIAA-CREF Funds
TIAA-CREF                 and Treasurer        Vice President        since 2004. Vice President and Treasurer of Advisors,
730 Third Avenue                               and Treasurer         TIAA-CREF Investment Management, LLC ("Investment
New York, NY 10017-3206                        since 2004.           Management"), TIAA-CREF Individual and Institutional
Age: 55                                                              Services, LLC ("Services"), Teachers Personal Investors
                                                                     Services, Inc. ("TPIS"), TIAA-CREF Tuition Financing, Inc.
                                                                     ("Tuition Financing") and TIAA-CREF Life Insurance Company
                                                                     ("TIAA-CREF Life").

Scott C. Evans            Executive Vice       Indefinite term.      Executive Vice President and Chief Investment Officer of
TIAA-CREF                 President and        Executive Vice        TIAA since 2004 and the TIAA-CREF Funds since 2003.
730 Third Avenue          Chief                President since       President and Chief Executive Officer of Investment
New York, NY 10017-3206   Investment           1999. Chief           Management and Advisors. Director of Advisors and TIAA-CREF
Age: 45                   Officer              Investment Officer    Life. Formerly, Executive Vice President, CREF Investments.
                                               since 2004.

Officers continued

                                               Term of Office
Name, Address             Position(s) Held     and Length of         Principal Occupation(s) During
and Age                   with Fund            Time Served           Past 5 Years
====================================================================================================================================
I. Steven Goldstein       Executive Vice       Indefinite term.      Executive Vice President, Public Affairs, of TIAA and the
TIAA-CREF                 President            Executive Vice        TIAA-CREF Funds since 2003. Formerly, Advisor for McKinsey &
730 Third Avenue                               President since       Company, 2003; Vice President, Corporate Communications for
New York, NY 10017-3206                        2003.                 Dow Jones & Co. and The Wall Street Journal, 2001 - 2002; and
Age: 52                                                              Senior Vice President and Chief Communications Officer for
                                                                     Insurance Information Institute, 1993 - 2001.

E. Laverne Jones          Vice President       Indefinite term.      Vice President and Corporate Secretary of TIAA and the
TIAA-CREF                 and Corporate        Vice President        TIAA-CREF Funds since 1998.
730 Third Avenue          Secretary            and Corporate
New York, NY 10017-3206                        Secretary since
Age: 56                                        1999.

Susan S. Kozik            Executive Vice       Indefinite term.      Executive Vice President and Chief Technology Officer of TIAA
TIAA-CREF                 President            Executive Vice        and the TIAA-CREF Funds since 2003. Formerly, Vice President
730 Third Avenue                               President since       of IT Operations and Services, Lucent Technologies, 2000 -
New York, NY 10017-3206                        2003.                 2003; and Senior Vice President and Chief Technology Officer,
Age: 47                                                              Penn Mutual Life Insurance Company, 1997 - 2000.

George W. Madison         Executive Vice       Indefinite term.      Executive Vice President and General Counsel of TIAA and the
TIAA-CREF                 President            Executive Vice        TIAA-CREF Funds since 2003. Formerly, Executive Vice
730 Third Avenue                               President since       President, Corporate Secretary, and General Counsel of
New York, NY 10017-3206                        2003.                 Comerica Incorporated, 1997 - 2003.
Age: 51

Erwin W. Martens          Executive Vice       Indefinite term.      Executive Vice President, Risk Management, of TIAA and the
TIAA-CREF                 President            Executive Vice        TIAA-CREF Funds since 2003. Director of Advisors, Services,
730 Third Avenue                               President since       TPIS, Tuition Financing and TIAA-CREF Life and Manager of
New York, NY 10017-3206                        2003.                 Investment Management. Formerly, Managing Director and Chief
Age: 49                                                              Risk Officer, Putnam Investments, 1999 - 2003; and Head and
                                                                     Deputy Head of Global Market Risk Management, 1997 - 1999.

Officers continued


                                               Term of Office
Name, Address             Position(s) Held     and Length of         Principal Occupation(s) During
and Age                   with Fund            Time Served           Past 5 Years
====================================================================================================================================
Frances Nolan             Executive Vice       Indefinite term.      Executive Vice President, Client Services, of TIAA and the
TIAA-CREF                 President            Executive Vice        TIAA-CREF Funds since 2000. President, Chief Executive
730 Third Avenue                               President since       Officer and Manager of Services. Director of TPIS, Tuition
New York, NY 10017-3206                        2000.                 Financing and TIAA-CREF Life. Formerly, Executive Vice
Age: 47                                                              President, Retirement Services, CREF and TIAA, 2000 - 2003;
                                                                     Vice President, Eastern Division, 1994 - 2000.

Russell Noles             Vice President       Indefinite term.      Vice President and Acting Chief Financial Officer of TIAA
TIAA-CREF                 and Acting           Acting Chief          and the TIAA-CREF Funds, Vice President of Advisors, TPIS,
730 Third Avenue          Chief Financial      Financial Officer     Tuition Financing and Investment Management and Services
New York, New York        Officer*             since 2005.           since 2005. Director of Advisors, TPIS, Tuition Financing
10017-3206                                                           and Manager of Investment Management and Services since
Age: 46                                                              2005. Formerly Vice President, Internal Audit of TIAA and
                                                                     the TIAA-CREF Funds, 2004 - 2005; Vice President of Internal
                                                                     Audit of the St. Paul Companies, 2001 - 2004, of Quest
                                                                     Communications, 2000 - 2001 and of US WEST, Inc., 1998 -
                                                                     2000.

Dermot J. O'Brien         Executive Vice       Indefinite term.      Executive Vice President, Human Resources, of TIAA and the
TIAA-CREF                 President            Executive Vice        TIAA-CREF Funds since 2003. Director, TIAA-CREF Life.
730 Third Avenue                               President since       Formerly, First Vice President and Head of Human Resources,
NY 10017-3206                                  2003.                 International Private Client Division, Merrill Lynch & Co.,
Age: 39                                                              1999 - 2003; and Vice President and Head of Human Resources,
                                                                     Japan Morgan Stanley, 1998 - 1999.


* Elizabeth A. Monrad, Executive Vice President and Chief Financial Officer, is currently on unpaid leave of absence.

Officers continued

                                               Term of Office
Name, Address             Position(s) Held     and Length of         Principal Occupation(s) During
and Age                   with Fund            Time Served           Past 5 Years
====================================================================================================================================
Bertram L. Scott          Executive Vice       Indefinite term.      Executive Vice President, Product Management, of TIAA and the
TIAA-CREF                 President            Executive Vice        TIAA-CREF Funds since 2003. Chairman of the Board, President
730 Third Avenue                               President since       and Chief Executive Officer of TIAA-CREF Life. Director of
New York, NY 10017-3206                        2000.                 TPIS; Manager of Services; President and Director of Tuition
Age: 54                                                              Financing. Member of the Board of Directors of Becton,
                                                                     Dickenson Co.; Trustee of the University of North Carolina
                                                                     Charlotte; President and Chief Executive Officer, Horizon
                                                                     Mercy, 1996 - 2000.

Trustee Equity Ownership


The following table includes information relating to equity securities beneficially owned by all current Trustees and nominees in the Funds and in all registered investment companies in the same "family of investment companies" as the Funds as of May 20, 2005. This family of investment companies includes all of the members of the TIAA-CREF Fund Complex.

                                                                      Aggregate Dollar Range of
                          Dollar Range of                             Equity Securities in All
                          Equity Securities in the                    Registered Investment Companies
Name                      Institutional Funds                         in Family of Investment Companies
========================================================================================================
Nancy L. Jacob            None                                        Over $100,000
--------------------------------------------------------------------------------------------------------
Willard T. Carleton       None                                        Over $100,000
--------------------------------------------------------------------------------------------------------
Eugene Flood, Jr.         None                                        None
--------------------------------------------------------------------------------------------------------
Howell E. Jackson         None                                        Over $100,000
--------------------------------------------------------------------------------------------------------
Bevis Longstreth          International Equity Fund -- Retirement     Over $100,000
                          Class -- Over $100,000
--------------------------------------------------------------------------------------------------------
Bridget A. Macaskill      International Equity Fund -- Retirement     $50,001-$100,000
                          Class -- $10,001 - $50,000
                          Large-Cap Value Fund -- Retirement
                          Class -- $10,001 - $50,000
                          Mid-Cap Value Fund -- Retirement
                          Class -- $10,001 - $50,000
                          Mid-Cap Growth Fund -- Retirement
                          Class -- $10,001 - $50,000
                          Small-Cap Equity Fund -- Retirement
                          Class -- $10,001 - $50,000
--------------------------------------------------------------------------------------------------------
Maceo K. Sloan            None                                        Over $100,000
--------------------------------------------------------------------------------------------------------
Ahmed H. Zewail           None                                        Over $100,000
--------------------------------------------------------------------------------------------------------

Trustee Compensation

The following table sets forth the compensation paid to the Trustees for their service to the Funds and the TIAA-CREF Fund Complex for the fiscal year ended September 30, 2004.


                         Aggregate                   Pension or Retirement     Total Compensation
                         Compensation from           Benefits Accrued as       from TIAA-CREF
Name                     the Institutional Funds     Part of Fund Expenses     Fund Complex(1)
=================================================================================================
Nancy L. Jacob           $2,505.09                   $1,440.26                 $ 79,250.00
-------------------------------------------------------------------------------------------------
Willard T. Carleton      $2,868.63                   $1,133.44                 $ 91,250.00
-------------------------------------------------------------------------------------------------
Martin J. Gruber(2)      $3,230.98                   $1,440.26                 $102.500.00
-------------------------------------------------------------------------------------------------
Bevis Longstreth(3)      $2,590.01                   $1,440.26                 $ 81,250.00
-------------------------------------------------------------------------------------------------
Bridget A. Macaskill     $1,885.32                   $1,133.44                 $ 62,250.00
-------------------------------------------------------------------------------------------------
Stephen A. Ross(2)(3)    $3,110.32                   $1,440.26                 $ 98,250.00
-------------------------------------------------------------------------------------------------
Maceo K. Sloan(3)        $2,985.97                   $1,440.26                 $ 94,000.00
-------------------------------------------------------------------------------------------------
Robert W. Vishny(2)      $1,435.86                   $1,049.52                 $ 45,250.00
-------------------------------------------------------------------------------------------------
Ahmed H. Zewail(3)(4)    $  891.91                   $  781.49                 $ 29,000.00
-------------------------------------------------------------------------------------------------


(1) Includes a portion of fees attributed to service on the CREF, TIAA-CREF Mutual Funds and TIAA-CREF Life Funds Boards and the Management Committee of TIAA Separate Account VA-1.

(2)  These are former Trustees.


(3) This compensation, or a portion of it, was not actually paid based upon the prior election of the Trustee to defer receipt of payment in accordance with the provisions of deferred compensation plans for non-officer Trustees. Excluding this year's deferrals, a total of $1,525,564.49 earned across the fund complex has been deferred for prior years' service, including interest through September 30 2004, for all Trustees who had elected to defer their compensation.


(4)  Dr. Zewail was appointed as a Trustee on June 16, 2004.


The Funds have a long-term compensation plan for non-officer Trustees. Currently, under this unfunded plan, annual contributions equal to 125% of the basic annual Trustee retainer are allocated to notional CREF and TIAA annuity accounts chosen by the Trustee. Benefits will be paid after the Trustee leaves the Board in a lump sum or in annual installments over 5, 10, 15 or 20 years, as requested by the Trustee. The Board may waive the mandatory retirement policy for the Trustees, which would delay the commencement of benefit payments until the Trustee eventually retires from the Board. Pursuant to a separate deferred compensation plan, non-officer Trustees also have the option to defer payment of their basic retainer, additional retainers, and/or meeting fees and allocate these amounts to notional TIAA and CREF accounts chosen by the individual Trustee. Benefits under that plan are also paid in a lump sum or annual installments over 5, 10, 15 or 20 years, as requested by the Trustee, after the Trustee leaves the Board. The compensation table above does not reflect any payments under the long-term compensation plan.


The Board recently approved an increase in Trustee compensation, to become effective July 1, 2005, at the following rates: an annual retainer of $45,000; a Board and committee meeting fee of $1,800; an annual long-term compensation contribution of $75,000 (replacing the 125% of the retainer formula described above); a committee chair fee of $10,000; a Board chair fee of $15,000; and an Audit Committee member fee of $5,000. Trustee compensation reflects service to all of the investment companies within the TIAA-CREF Fund Complex and is pro-rated to those companies based upon assets under management. The level of compensation is evaluated regularly and is based on a study of compensation at comparable companies, the time and responsibilities required of the Trustees, and the need to retain and attract well-qualified Board members.


Committees

The Board has appointed the following standing committees, each with specific responsibilities for aspects of the Funds' operations:


1. An Audit Committee, which audits and examines the records and affairs of the Institutional Funds, as it deems necessary, using the Funds' independent registered public accounting firm or others. The Audit Committee is charged with, among other things, approving the appointment, compensation, retention (or termination) and oversight of the work of the independent registered public accounting firm. The Audit Committee has adopted a formal written charter that is available upon request. During 2004, the Audit Committee held seven meetings. The current members of the Audit Committee are Mr. Sloan (chair), Dr. Carleton, and Ms. Macaskill. Mr. Sloan serves as the audit committee financial expert.


2. A Finance Committee, which oversees the management of the Institutional Funds' investments subject to appropriate oversight by the full Board of Trustees. During 2004, the Finance Committee held four meetings. The current members of the Finance Committee are Dr. Jacob (chair), Dr. Carleton, Mr. Longstreth, Ms. Macaskill, Mr. Sloan and Dr. Zewail.

3. A Corporate Governance and Social Responsibility Committee, which addresses all corporate social responsibility and corporate governance issues, including the voting of proxies of portfolio companies of the Funds and the initiation of appropriate shareholder resolutions. During 2004, the Corporate Governance and Social Responsibility Committee held three meetings. The current members of the Corporate Governance and Social Responsibility Committee are Mr. Longstreth (chair), Dr. Carleton, and Dr. Zewail.

4. An Executive Committee, which generally is vested with full Board powers between Board meetings on matters not specifically addressed by the full Board. During 2004, the Executive Committee held no meetings. The current members of the Executive Committee are Dr. Jacob (chair), Mr. Longstreth, and Mr. Sloan.

5. A Nominating and Governance Committee, which nominates certain officers and the members of the standing committees of the Board, and recommends candidates for election as Trustees. The Committee was established in June 2004 as a successor to the Nominating and Personnel Committee. During 2004, the Nominating and Personnel Committee held five meetings and the Nominating and Governance Committee held three meetings. The current members of the Nominating and Governance Committee are Dr. Jacob (chair) and Mr. Longstreth.


Board Meetings

There were 12 meetings of the Board during 2004 and an additional 6 meetings from January 1, 2005 to May 17, 2005. All current Trustees attended at least 75% of the meetings of the Board and of the meetings of the Board committees on which they serve.


Trustee Nomination Process

Institutional Funds solicits names of candidates for the Board of Trustees from various sources as the Nominating and Governance Committee may determine appropriate. Those names are transmitted to the Nominating and Governance Committee for its review and consideration. The Committee may, from time to time, retain third party search firms to identify nominee candidates whose competencies meet criteria the Board deems important to the Funds. In addition, the Committee will entertain recommendations from current Trustees, Fund shareholders and others.

The Committee reviews the information submitted on the backgrounds and qualifications of those persons recommended. In considering current Trustees for renomination to the Board, the Committee will evaluate each Trustee's Board and committee participation, contributions to the management of Institutional Funds and attendance at Board and committee meetings. In preparing a slate of Trustee candidates, the Nominating and Governance Committee seeks to ensure broad, diverse representation of academic, business and professional views. Once the Committee reviews the candidates, it submits final nominations to the Board of Trustees.

As vacancies arose on the Board this year, a third-party search firm was retained to assist the Nominating and Governance Committee in identifying candidates with qualifications appropriate to the Board's current and future needs. In addition to candidates identified by the search firm, the Committee also considered candidates suggested by the Trustees and obtained by other means. The two new 2005 nominees, Eugene Flood, Jr. and Howell E. Jackson, were each recommended by current Trustees.


Recommendations From Shareholders Regarding Nominations

Shareholders may submit recommendations for candidates to the Board by forwarding the names and backgrounds of nominees to the Corporate Secretary's office at 730 Third Avenue, New York, NY 10017-3206. These communications will be forwarded to the

Board in accordance with policies concerning shareholder communications that have been approved by a majority of the Trustees.


Trustee Qualifications

The Board of Trustees has determined that the Board should be comprised of individuals who can contribute sound business judgment to board deliberations and decisions, based on their relevant business, management, professional, academic or governmental service experience. Candidates for the Board should have reached a senior level in their chosen field, be of uncompromised integrity, and be able to fulfill their responsibilities as Trustees without conflict. The Board should reflect diversity of gender, race, age and experience and at least one Trustee should qualify as a financial expert for service on the Audit Committee. Each Trustee should be prepared to devote substantial time and effort to Board duties and should limit the number of their other board memberships in order to provide such service to the Institutional Funds. Candidates for the Board should be individuals with an understanding of and affinity for academia, and a demonstrated ability to work in a constructive manner with other Trustees and management.

When seeking to fill a specific opening on the Board, the Nominating and Governance Committee will consider the specific needs of the Board at the time to assure an overall balance and range of specialized knowledge, skills, expertise and diversity to provide the foundation for a successful Board.

A candidate for service as an independent Trustee must not be an "interested person" of Institutional Funds, Advisors or Advisors' affiliates as that term is defined in the 1940 Act, and must otherwise meet the independence requirements of the New York Stock Exchange or applicable rules. Each candidate must provide such information requested by Institutional Funds as may be reasonably necessary to enable the Board to assess the candidate's eligibility.


Shareholder Communications With Trustees


Letters or e-mails from participants addressed to the Board of Trustees or individual Trustees may be sent to the Corporate Secretary's office at 730 Third Avenue, New York, NY 10017-3206. These communications will be forwarded to the Institutional Funds' Chairman in accordance with policies concerning shareholder communications that have been approved by a majority of the independent Trustees.

PROPOSAL 2 -- RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


The Board of Trustees has unanimously approved the selection of PricewaterhouseCoopers as the Funds' Independent Registered Public Accounting Firm, and recommends that the shareholders of the Funds ratify the selection thereof.

Ernst & Young LLP ("Ernst & Young") served as independent registered public accounting firm to the Institutional Funds for the fiscal year ended September 30, 2004. On February 28, 2005, the Board and the Audit Committee determined, and Ernst & Young agreed, that the relationship between Ernst & Young and the Institutional Funds would cease. Ernst & Young, the Board, and the Audit Committee concur that such a decision constitutes an indication by Ernst & Young that it declined to stand for re-appointment to serve as the Funds' independent registered public accounting firm for the current fiscal year. At its February 28, 2005 meeting, the Board, including a majority of the independent Trustees, selected PricewaterhouseCoopers LLP ("PWC") to serve as independent registered public accountants for the Institutional Funds for the fiscal year ending September 30, 2005. PWC was selected following a competitive bidding process that had been initiated in November 2004 by TIAA and the TIAA-CREF Fund Complex.

In making their selection, the Board discussed with PWC all issues involving relationships among PWC, TIAA and the TIAA-CREF Funds, and their affiliates, that could reasonably be thought to bear on PWC's independence, and concluded that PWC was independent. PWC confirmed its independence to the Board. As part of this process, the Board considered that while PWC would also serve as the independent registered public accounting firm for TIAA and the Advisor, this would not compromise PWC's independence. They considered that this arrangement would produce a more cost-effective audit and received an agreement from PWC that the Board would be informed if any unprivileged material issues arose in the course of the audit of TIAA and its subsidiaries. Additionally, the Board took into consideration that the Funds' and TIAA's audits would be overseen by different PWC audit partners.

As the Institutional Funds' independent registered public accounting firm, PWC will perform audits of the Institutional Funds' financial statements. To maintain independence and avoid even the appearance of conflicts of interest, the Institutional Funds, as a policy, does not engage PWC for management advisory or consulting services.


Representatives of PWC will attend the meeting and be available at the meeting to respond to questions, but it is not expected that they will make any statement at the meeting. It is not expected that representatives of Ernst & Young will attend the meeting.

The reports of Ernst & Young for the two most recent fiscal years and the subsequent interim period through February 28, 2005 for the Funds contained no adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.


In connection with its audits for the two most recent fiscal years and the subsequent interim period through February 28, 2005: (i) there were no disagreements with Ernst & Young on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Ernst & Young, would have caused them to make reference to the subject matter of the disagreements in connection with its report on the financial statements for such fiscal years: and (ii) there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K. Ernst & Young has been provided a copy of the above disclosures, which is made in response to Item 304(a) of Regulation S-K under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, and Ernst & Young agrees with such disclosures.



Audit Fees

Ernst & Young's fees for professional services rendered for the audit of the Institutional Funds' annual financial statements for the fiscal years ended September 30, 2004 and September 30, 2003 were approximately $624,300 and $335,900, respectively.


Audit-Related Fees

No fees were paid to Ernst & Young for audit-related services rendered to the Funds for the fiscal years ended September 30, 2004 and September 30, 2003.


Tax Fees

Ernst & Young's fees for professional services rendered to the Funds for tax compliance, tax advice, and tax planning for the fiscal years ended September 30, 2004 and September 30, 2003 were approximately $115,100 and $110,000, respectively.


All Other Fees


Ernst & Young had no additional fees with respect to the Funds.



Pre-Approval Policy


The Audit Committee has adopted a Pre-Approval Policy for External Audit Firm Services (the "Policy"). The Policy describes the types of services that may be provided by the independent registered public accounting firm to the Funds without impairing the firm's independence. Under the Policy, the Audit Committee is required to pre-approve services to be performed by the Institutional Funds' independent registered public accounting firm in order to ensure that such services do not impair the accounting firm's independence.

The Policy requires the Audit Committee to: (i) appoint the independent registered public accounting firm to perform the financial statement audit for the Funds and certain of its affiliates, including approving the terms of the engagement; and (ii) pre-approve the audit, audit-related and tax services to be provided by the independent registered public accounting firm and the fees to be charged for provision of such services from year to year.

All services provided by the independent registered public accounting firm to the Institutional Funds, the Advisor, or its affiliates for the fiscal years ended September 30, 2004 and September 30, 2003 were pre-approved by the Audit Committee pursuant to the Policy.



Auditor Fees for Related Entities

The aggregate non-audit fees by Ernst & Young for services rendered to the Funds, the Advisor or affiliates of the Advisor performing on-going services to the Funds, including TIAA, for the year ended December 31, 2004 were $319,800, and for the year ended December 31, 2003 were $281,000.

Ernst & Young's aggregate fees for professional services rendered in connection with the audit of financial statements for TIAA and CREF and their affiliated entities for the year ended December 31, 2004 were $7,703,700, and for the year ended December 31, 2003 were $3,955,300. Ernst & Young's aggregate fees for audit related-services provided to TIAA and CREF and their affiliated entities for the year ended December 31, 2004 were $204,800, and for the year ended December 31, 2003 were $171,000. Ernst & Young's aggregate fees for tax services provided to TIAA and CREF and their affiliated entities for the year ended December 31, 2004 were $250,600, and for the year ended December 31, 2003 were $229,900.

PROPOSAL 3 -- APPROVAL OF NEW INVESTMENT MANAGEMENT AGREEMENT



The Board has unanimously approved, and recommends that the shareholders of each Fund vote for the approval of, a new investment management agreement with respect to their Fund.


The Advisor currently manages each of the Funds under an investment management agreement, dated June 1, 1999, as amended September 3, 2002 and October 1, 2004 (the "Current Agreement"). In hindsight, it has become clear that the extremely low level of fees that the Advisor has been charging under the Current Agreement has been too low to cover its costs for operating the Funds, while sustaining a high quality of service for shareholders. In light of its ongoing losses, the Advisor has proposed a new investment management agreement for each Fund (the "Proposed Agreement"). After thorough and deliberate consideration of shareholders' interests, the Board of Trustees now is recommending that shareholders approve the Proposed Agreement. The Proposed Agreement will:


o Restructure the pricing and the services to be provided by the Advisor under the Current Agreement, which will increase the level of advisory fees on the Actively Managed Funds. See pages 28-29 for details on the fees to be charged under the Proposed Agreement. The "Actively Managed Funds" include the Growth Equity Fund, Growth & Income Fund, International Equity Fund, Large-Cap Value Fund, Mid-Cap Growth Fund, Mid-Cap Value Fund, Small-Cap Equity Fund, Real Estate Securities Fund, Social Choice Equity Fund, Bond Fund, Inflation-Linked Bond Fund and Money Market Fund.

o At the Board's request, introduce a breakpoint schedule for the Actively Managed Funds (except for Money Market Fund and Social Choice Equity Fund), which will modestly reduce the advisory fee rates on those Funds as total asset levels increase.

o Include provisions that will be applicable to all of the Funds making the Advisor responsible for providing certain additional management and administrative services necessary for the operation of the Funds, including providing office space, equipment and facilities for maintaining its operations and supervising relations with the Funds' other service providers. Many of these services are currently paid for by the Funds as "other expenses" under a service agreement with the Advisor, which will be discontinued if shareholders approve the Proposed Agreement (except with respect to retirement plan platform fees for the Retirement Class and the Lifecycle Funds). See page 28 for more details.

This proposal was designed to provide the Advisor with a sustainable fee and expense structure for operating the Institutional Funds, so that overall expenses would continue to be competitive with the lower cost providers in the industry. This proposal is part of a larger effort to restructure TIAA-CREF's mutual fund offerings so that they will remain more fairly and competitively priced and continue to serve shareholder needs. If the Proposed Agreement is approved, a second step in the restructuring is expected to be the merger of the TIAA-CREF Retail Mutual Funds into the TIAA-CREF Institutional Funds, thereby creating one larger, consistently priced fund family. The details of why the Advisor is seeking shareholder approval of the Proposed Agreement are discussed below. The factors considered by the Board in determining the reasonableness and fairness of the Proposed Agreement are described starting on page 31 under the heading "What did the Board of Trustees Consider in Approving the Proposed Agreement?" The Proposed Agreement is attached as Exhibit A.


Why is the Advisor Seeking to Restructure the Pricing of the Funds?


Since the Funds were established in 1999, the Advisor has been committed to providing quality services to the Funds at the lowest possible cost to shareholders. In hindsight, it has become clear that the extremely low level of fees that the Advisor has been charging to shareholders has been too low to cover its increasing costs for operating the Funds, while sustaining the level and quality of service shareholders deserve.

The Advisor is requesting a management fee increase on the Actively Managed Funds to enable the Advisor to continue to manage the Funds and provide high quality services to shareholders at low prices. It has become increasingly expensive to operate mutual funds due to higher compliance and regulatory costs and intensified competition for talented portfolio managers and other key investment management and administrative personnel. With the proposed new management fee rates, the Advisor will be able to:

o  Continue to manage the day-to-day business affairs of the Funds

o  Cover the costs of operating mutual funds

o  Retain and attract highly qualified investment professionals

o Increase the capacity of its investment management staff and expand the depth and scope of its analysts' coverage

o Continue to offer a high level of service to our shareholders and take steps to enhance those services.

Even with the proposed fee increase, the Actively Managed Funds would continue to be among the lower-priced offerings in the industry.

If a Fund's shareholders approve the Proposed Agreement, its terms, including the increased fees, are expected to go into effect for that Fund on November 1, 2005.


What will happen if certain Fund shareholders do not approve the Proposed Agreement?

If shareholders do not approve the Proposed Agreement for any Fund, the Advisor has informed the Board that it may no longer be prepared to continue to operate that Fund. The Board may then be forced to consider alternative options, including closing the Fund to new investments or liquidating the Fund.

Who is the Advisor?


The Advisor is Teachers Advisors, Inc. (the "Advisor"), a direct wholly owned subsidiary of TIAA-CREF Enterprises, Inc. and an indirect wholly owned subsidiary of Teachers Insurance and Annuity Association of America ("TIAA"). TIAA and the Advisor are located at 730 Third Avenue, New York, New York 10017. A chart attached as Exhibit B lists the name, address, and principal occupation of each principal executive officer and director of the Advisor.

The Advisor currently manages each of the Funds under the Current Agreement. The Advisor also serves as the investment adviser to TIAA Separate Account VA-1, TIAA-CREF Life Funds, and TIAA-CREF Mutual Funds. Both TIAA-CREF Mutual Funds and TIAA-CREF Life Funds are series investment companies comprised of a number of investment portfolios. The Advisor, through its TIAA-CREF Asset Management ("TCAM") division, also manages large institutional client assets through unregistered commingled funds and on a separate account basis. A table setting forth the net assets of those investment portfolios in the TIAA-CREF Mutual Funds, TIAA Separate Account VA-1 and the TIAA-CREF Life Funds that have investment objectives similar to one of the Funds, and the management fee rate paid by each such portfolio to the Advisor, is attached hereto as Exhibit C.

In addition to the investment management agreement, the Funds currently have in place a service agreement (the "Service Agreement") with the Advisor, whereby the Advisor provides or arranges for the provision of a variety of services for the ordinary operation of each Class of the Funds, including transfer agency, accounting, and administrative services. If the Proposed Agreement is approved, the Advisor plans to terminate the current Service Agreement, since many of these services will be provided under the Proposed Agreement, while others, such as custody services, transfer agency services and regulatory fees, will be paid directly by each Fund. A new services agreement between the Advisor and the Funds will be implemented solely for Retirement Class shares (and for the sole class of the Lifecycle Funds) to cover the account servicing expenses associated with this Class being offered on retirement plan platforms (the "Retirement Class Service Agreement"). Please see Exhibit E for the amounts paid by the Funds to the Advisor under the Service Agreement for the 12-month period ended December 31, 2004 and the pro forma amounts that would have been paid under the Retirement Class Service Agreement over this same period.

To control the total expenses charged to shareholders, the Advisor has agreed with the Funds to reimburse each Fund for other expenses (i.e., non-investment management fees) or for total expenses (in the case of the Retail Class) that are above a certain level. Please see Exhibit D for more details on these expense reimbursements.

What are the terms of the Current Agreement with the Advisor, and how does the Proposed Agreement differ?

Under the Current Agreement, the Advisor manages the investments and the investment strategy of each Fund and provides related general management services. Specifically, the Advisor is authorized, subject to the control of the Board, to determine the selection, amount, and time to buy or sell securities for each Fund. The Advisor also maintains the Funds' books and records, prepares, on request, reports for the Board; makes available its officers to the Board for consultation and discussions regarding the management of the Funds, and provides certain general management services to the Funds. The fees paid to the Advisor under the Current Agreement are set forth below in a chart comparing current and proposed investment management fees.

The Current Agreement was last submitted to a shareholder vote when the Funds were first organized in 1999 and was last approved by the Board on April 5, 2005. The Advisor substantially decreased the contractual fees payable under the Current Agreement in September 2002.

Other than the services that the Advisor provides for the Funds, the Funds are responsible for all other expenses incurred in their operations including any taxes, brokerage commissions on portfolio transactions, expenses of issuance and redemption of shares, costs of preparing and distributing proxy material, auditing and legal expenses, certain expenses of registering and qualifying shares for sale, fees of trustees who are not interested persons (not affiliated) of TIAA, costs of printing and mailing the prospectus, statements of additional information, and financial reports to existing shareholders, and any other charges or fees not specifically enumerated in the Current Agreement or the Service Agreement. During the fiscal year ended September 30, 2004, the Funds did not pay any brokerage commissions to an affiliated broker/dealer.

In order for it to continue in effect, the Current Agreement must be specifically approved at least annually by: (i) the Board, or by the vote of a majority of the outstanding voting shares of such Fund; and (ii) a majority of those trustees who are not interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Current Agreement may be terminated at any time with respect to any Fund by that Fund or by the Advisor, without penalty, on 60 days' written notice. The Current Agreement will terminate automatically in the event of its assignment.

The Proposed Agreement contains terms that are substantially the same as the Current Agreement, except for the following important differences:

o The Proposed Agreement provides for an increase in the management fees for the Actively Managed Funds, as described below. There are no changes to the management fees for the Index Funds and the Lifecycle Funds at the levels specified under the Current Agreement.

o At the Board's request, the Proposed Agreement introduces a breakpoint schedule for most of the Actively Managed Funds, which will modestly reduce the advisory fees on those Funds as total asset levels increase.


o The Proposed Agreement includes provisions making the Advisor responsible for providing certain additional management and administrative services necessary for the operation of the Funds, including providing office space, equipment and facilities for maintaining its operations and supervising relations with the Funds' other service providers. Many of these services are currently paid for by the Funds as "other expenses" under a service agreement with the Advisor, which will be discontinued (except with respect to retirement plan platform fees for the Retirement Class and the Lifecycle Funds) if shareholders approve the Proposed Agreement.

The management fees under the Proposed Agreement do not cover certain expenses necessary to the Funds' ordinary operation, including: custody services, transfer agency services, sub-transfer agency services, and regulatory fees. These charges are borne by the Fund directly and paid out of Fund assets. Also, while under the current arrangements, administrative services are provided by the Advisor pursuant to a separate Service Agreement, under the Proposed Agreement the expense of most of those services will be paid for out of the Advisor's management fee, thereby reducing those other direct Fund expenses. In addition, the Advisor is agreeing to cap those expenses through expense reimbursement arrangements. Please see Exhibit D for more details on these expense reimbursements.



What are the proposed fees under the Proposed Agreement? How do they differ from the Current Agreement?


Under both the Current Agreement and Proposed Agreement, each Fund pays the Advisor a management fee that is calculated as a percentage of the average daily net assets for each Fund over each month at the annual rates set forth in the table below (not all of these Funds offer all three share classes):

FUND                              CURRENT AGREEMENT                NEW AGREEMENT
================================================================================
GROWTH EQUITY FUND                      0.08%                 0.45% or less(1,2)
--------------------------------------------------------------------------------
GROWTH & INCOME FUND                    0.08%                 0.45% or less(1,2)
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND               0.09%                  0.50% or less(2)
--------------------------------------------------------------------------------
LARGE CAP VALUE FUND                    0.08%                  0.45% or less(2)
--------------------------------------------------------------------------------
MID-CAP GROWTH FUND                     0.08%                  0.48% or less(2)
--------------------------------------------------------------------------------
MID-CAP VALUE FUND                      0.08%                  0.48% or less(2)
--------------------------------------------------------------------------------
SMALL-CAP EQUITY FUND                   0.08%                  0.48% or less(2)
--------------------------------------------------------------------------------
SOCIAL CHOICE EQUITY FUND               0.04%                      0.15%
--------------------------------------------------------------------------------

                                                       (Continued on next page)

FUND                              CURRENT AGREEMENT                NEW AGREEMENT
================================================================================
REAL ESTATE SECURITIES FUND             0.09%                 0.50% or less(2)
--------------------------------------------------------------------------------
BOND FUND                               0.08%                 0.30% or less(2)
--------------------------------------------------------------------------------
INFLATION-LINKED BOND FUND              0.09%                 0.30% or less(2)
--------------------------------------------------------------------------------
MONEY MARKET FUND                       0.04%                       0.10%
--------------------------------------------------------------------------------
LARGE-CAP GROWTH INDEX FUND             0.04%                       0.04%
--------------------------------------------------------------------------------
LARGE-CAP VALUE INDEX FUND              0.04%                       0.04%
--------------------------------------------------------------------------------
MID-CAP GROWTH INDEX FUND               0.04%                       0.04%
--------------------------------------------------------------------------------
MID-CAP VALUE INDEX FUND                0.04%                       0.04%
--------------------------------------------------------------------------------
MID-CAP BLEND INDEX FUND                0.04%                       0.04%
--------------------------------------------------------------------------------
SMALL-CAP GROWTH INDEX FUND             0.04%                       0.04%
--------------------------------------------------------------------------------
SMALL-CAP VALUE INDEX FUND              0.04%                       0.04%
--------------------------------------------------------------------------------
SMALL-CAP BLEND INDEX FUND              0.04%                       0.04%
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY INDEX FUND         0.04%                       0.04%
--------------------------------------------------------------------------------
S&P 500 INDEX FUND                      0.04%                       0.04%
--------------------------------------------------------------------------------
EQUITY INDEX FUND                       0.04%                       0.04%
--------------------------------------------------------------------------------
LIFECYCLE FUND -- 2010 FUND             0.10%                      0.10%(3)
--------------------------------------------------------------------------------
LIFECYCLE FUND -- 2015 FUND             0.10%                      0.10%(3)
--------------------------------------------------------------------------------
LIFECYCLE FUND -- 2020 FUND             0.10%                      0.10%(3)
--------------------------------------------------------------------------------
LIFECYCLE FUND -- 2025 FUND             0.10%                      0.10%(3)
--------------------------------------------------------------------------------
LIFECYCLE FUND -- 2030 FUND             0.10%                      0.10%(3)
--------------------------------------------------------------------------------
LIFECYCLE FUND -- 2035 FUND             0.10%                      0.10%(3)
--------------------------------------------------------------------------------
LIFECYCLE FUND -- 2040 FUND             0.10%                      0.10%(3)
--------------------------------------------------------------------------------

(1) The Board obtained the Advisor's agreement to waive the increased management fees for these Funds under the Proposed Agreement for two years. Therefore, the management fees of these Funds will remain at 0.08% of average daily net assets until at least April 2007. See page 33 for a discussion of the Board's review of the performance of these particular Funds.

(2) At the Board's request, the management fees of these Funds have breakpoints that gradually reduce the fee rates from the amounts indicated in the chart as each Fund's assets grow. To see the full breakpoint schedule for these Funds please see Exhibit A.


(3) The Board obtained the Advisor's agreement to waive all the Lifecycle Funds' investment management fees if the fee increases on the Institutional Funds in which the Lifecycle Funds invest are approved by shareholders.

During the year ended December 31, 2004 (and from inception to December 31, 2004 for the Lifecycle Funds), the Funds paid an aggregate of $3,818,050 in management fees to the Advisor. Had the Proposed Agreement been in effect during the same period, the Funds would have paid an aggregate of $16,091,025 in management fees. The table below shows the amount of management fees paid during the year ended December 31, 2004 on a per Fund basis, along with the amounts that would have been paid during the same period had the Proposed Agreement been in effect ("Pro Forma"), and the percentage increase that the pro forma fees represent. (See Exhibit E for a comparison of the Funds' current and pro forma payments under its service arrangements for the 12-month period ended December 31, 2004.)


FUND                                CURRENT FEES     PRO FORMA FEES     % INCREASE
===================================================================================
GROWTH EQUITY FUND                     $ 79,987         $  449,927          462.5%
-----------------------------------------------------------------------------------
GROWTH & INCOME FUND                   $537,485         $3,023,353          462.5%
-----------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND              $519,437         $2,885,761          455.6%
-----------------------------------------------------------------------------------
LARGE-CAP VALUE FUND                   $167,917         $  944,533          462.5%
-----------------------------------------------------------------------------------
MID-CAP GROWTH FUND                    $100,239         $  601,434          500.0%
-----------------------------------------------------------------------------------
MID-CAP VALUE FUND                     $ 97,757         $  586,542          500.0%
-----------------------------------------------------------------------------------
SMALL-CAP EQUITY FUND                  $167,424         $1,004,544          500.0%
-----------------------------------------------------------------------------------
SOCIAL CHOICE EQUITY FUND              $ 40,941         $  153,529          275.0%
-----------------------------------------------------------------------------------
REAL ESTATE SECURITIES FUND            $273,632         $1,520,178          455.6%
-----------------------------------------------------------------------------------
BOND FUND                              $757,785         $2,841,694          275.0%
-----------------------------------------------------------------------------------
INFLATION-LINKED BOND FUND             $385,466         $1,284,887          233.3%
-----------------------------------------------------------------------------------
MONEY MARKET FUND                      $ 69,776         $  174,440          150.0%
-----------------------------------------------------------------------------------
LARGE-CAP GROWTH INDEX FUND            $ 17,352         $   17,352            0.0%
-----------------------------------------------------------------------------------
LARGE-CAP VALUE INDEX FUND             $ 52,571         $   52,571            0.0%
-----------------------------------------------------------------------------------
EQUITY INDEX FUND                      $297,043         $  297,043            0.0%
-----------------------------------------------------------------------------------
S&P 500 INDEX FUND                     $ 73,091         $   73,091            0.0%
-----------------------------------------------------------------------------------
MID-CAP GROWTH INDEX FUND              $  9,927         $    9,927            0.0%
-----------------------------------------------------------------------------------
MID-CAP VALUE INDEX FUND               $ 14,632         $   14,632            0.0%
-----------------------------------------------------------------------------------
MID-CAP BLEND INDEX FUND               $ 20,194         $   20,194            0.0%
-----------------------------------------------------------------------------------
SMALL-CAP GROWTH INDEX FUND            $ 27,447         $   27,447            0.0%
-----------------------------------------------------------------------------------
SMALL-CAP VALUE INDEX FUND             $ 25,282         $   25,282            0.0%
-----------------------------------------------------------------------------------
SMALL-CAP BLEND INDEX FUND             $ 51,541         $   51,541            0.0%
-----------------------------------------------------------------------------------
INTERNATIONAL EQUITY INDEX FUND        $ 31,124         $   31,124            0.0%
-----------------------------------------------------------------------------------
LIFECYCLE FUND -- 2010 FUND            $    286         $      286            0.0%
-----------------------------------------------------------------------------------

                                                        (Continued on next page)

FUND                              CURRENT FEES     PRO FORMA FEES     % INCREASE
================================================================================
LIFECYCLE FUND -- 2015 FUND          $463              $463              0.0%
--------------------------------------------------------------------------------
LIFECYCLE FUND -- 2020 FUND          $263              $263              0.0%
--------------------------------------------------------------------------------
LIFECYCLE FUND -- 2025 FUND          $288              $288              0.0%
--------------------------------------------------------------------------------
LIFECYCLE FUND -- 2030 FUND          $250              $250              0.0%
--------------------------------------------------------------------------------
LIFECYCLE FUND -- 2035 FUND          $249              $249              0.0%
--------------------------------------------------------------------------------
LIFECYCLE FUND -- 2040 FUND          $251              $251              0.0%
--------------------------------------------------------------------------------

While the new fees shown above would represent a substantial increase in management fee revenue to the Advisor, the increase is not expected to result in undue profits to the Advisor for the foreseeable future, due to the expenses that the Advisor has incurred and continues to incur to operate the Funds, and the expense reimbursements committed to by the Advisor. In addition, even with the new fees, the Funds would remain among the low-priced funds in the industry. See pages 33-34 for a comparison of each Fund's total expense ratio with the median expense ratios of its peers.

For information about the overall impact of the proposed new pricing structure on the Funds' total expense ratios, see "What Is the Overall Impact of the Proposal On the Funds' Total Expense Ratios?" below.


What Factors Did the Board Consider in Approving the Proposed Agreement?

The proposal to approve the Proposed Agreement and present it to shareholders for their approval was carefully considered by the Board of Trustees at meetings held on December 7, 2004, January 19, 2005, February 15, 2005, April 5, 2005, April 21, 2005 and May 17, 2005. At each of these meetings, the Board, which was advised by independent counsel, deliberated over the Advisor's comprehensive plan to restructure the Funds to help ensure their continuing operation. In particular, the Board assessed the Advisor's proposal to increase advisory fees significantly for certain Funds in light of ongoing losses sustained by the Advisor. Before and at these meetings, the Board received information relating to the Proposed Agreement and was given the opportunity to ask questions and request additional information from the Advisor. After full and deliberate consideration, and after balancing the costs and benefits to shareholders, on May 17, 2005, the Board determined that the arrangements under the Proposed Agreement were reasonable and fair to the Funds and shareholders. Therefore, the Board voted unanimously to approve the Proposed Agreement, and submit the Proposed Agreement to shareholders for approval.


The Board considered that since the Funds were established, the Advisor had set its fees at extremely low levels, making it difficult for the Advisor to sustain the level and quality of management and service shareholders expect in this competitive environment. They also considered that despite ongoing losses to the Advisor and the fact that its fees were much lower than most of its peers, the Advisor had never previously asked for a fee increase. In fact, in 2002, the Advisor decreased its fees, even as costs were rising, resulting in increased losses to the Advisor. The Board considered that, over that time, it has become increasingly expensive to operate mutual funds due to the intensified competition for talented portfolio managers and other key investment management and administrative personnel and higher compliance and regulatory costs.


The Board considered that the new proposed management fee rates would enhance the Advisor's ability to manage the day-to-day business affairs of the Funds, cover the increasing costs of offering mutual funds, attract and retain highly qualified personnel, increase the capacity and scope of coverage of the investment management staff and maintain and improve the quality of services to shareholders.


Significantly, they considered that while the magnitude of the fee increase requested by the Advisor was large, even after the fee increase, most Funds would earn only a modest profit for the Advisor, especially after the Advisor's reimbursements, and would continue to be among the lower-priced offerings in the industry.


As part of its deliberations, the Board reviewed detailed information provided by the Advisor relating to the nature, extent and quality of the services currently provided by the Advisor and to be provided by the Advisor under the Proposed Agreement. In particular, the Board reviewed detailed independent analysis of comparative expenses and performance data for each class of shares of each of the Funds, prepared by Lipper, Inc., a Reuters company that is an independent provider of investment company data ("Lipper"). In addition, the Board received financial information about the Advisor and its affiliated companies, including an analysis of the profitability of the Advisor's operations, and the effect the proposed new arrangements would have on the short-term and long-term financial condition of the Advisor. For details about each Fund, see the Fund-by-Fund synopsis of the factors the Board considered in Exhibit F.


In determining whether to approve the Proposed Agreement, the Board reviewed the following specific factors:


The Nature and Quality of Services. The Board considered that the Advisor is an experienced investment advisor that has managed the Institutional Funds since 1999 and the TIAA-CREF Mutual Funds since 1997, and that the investment professionals of the Advisor also manage various accounts of CREF. The Board considered that the Advisor has carried out its responsibilities for managing the assets of the Funds in a professional manner. In the course of their review of the quality of the Advisor's services, the Board examined the long-term performance of the Funds in general, and concluded that it was within an acceptable range when compared with fund benchmarks and peers, or that, in the case of underperforming Funds, the Advisor was taking affirmative steps to enhance its investment approach and personnel.

Performance. The Board considered the performance of each Fund over the one-year, three-year, five-year (where applicable), and since inception periods and the Funds' performance as compared to their peer groups and benchmark indices. The Board considered the comparative performance data for each Fund prepared by Lipper, an independent third party, for each class of each pertinent Fund, as well as each Fund's performance against its performance benchmark. In looking at this data, the Board considered that most of the Funds met their benchmarks over the one-year, three-year, five-year and since inception periods, as applicable (when factoring in the effect of expenses), and ranked in the first, second, or third quintiles versus their peers, with some limited exceptions. (This means, with certain exceptions, the Funds were in the first, second or third of five groups, in terms of performance, with first being the best.)


The Board considered that in those cases in which Funds were underperforming, the Advisor took remedial action, including replacing the portfolio management team for the Growth Equity and Growth & Income Funds. Importantly, the Trustees concluded that in light of the long-term performance of the Growth Equity and Growth & Income Funds, they would only approve the Proposed Agreement if the Advisor agreed to waive the fee increases for those Funds until at least April 2007, at which time the Board could consider whether these Funds' performance had improved. For details about each Fund, see the Fund-by-Fund synopsis of the factors the Board considered in Exhibit F.


Fees Charged by Other Advisers. An important factor that the Board considered was the level of fees paid to other advisers for managing similar funds, as analyzed by Lipper. The Board determined that the fees under the Current Agreement were significantly lower than those of competitors, and that even with the proposed increase in advisory fees and increase in total expense ratios, each Fund would continue to be very competitively priced and below the pricing of the average fund within the universe of mutual funds in its competitive peer group. They considered that the new management fees for almost all of the repriced Funds would continue to be in the lowest quintile as compared with Institutional class funds in the competitive peer group and universe identified by Lipper. (The lowest quintile means that a fund is in the best of five groups, i.e., the group with the lowest expenses.) Significantly, the Board considered that under the Proposed Agreement, each Fund's total expense ratio would be less than the median expense ratio for its peer group of mutual funds, and, in some cases, significantly less. The table below compares the estimated total expense ratio (not including any waivers or reimbursements) of each existing class of each Fund that would be subject to an increased fee under the Proposed Agreement should Proposal 3 be approved, with the Lipper median total expense ratio for the Fund's appropriate category.


                                           Proposed       Median
                                             Total      Peer Total
                                            Expense      Expense
Fund                                         Ratio        Ratio       Difference
================================================================================
GROWTH EQUITY FUND -- Institutional           0.50%        1.05%          -0.55%
--------------------------------------------------------------------------------
GROWTH & INCOME FUND -- Institutional         0.50%        0.93%          -0.43%
--------------------------------------------------------------------------------
GROWTH & INCOME FUND -- Retirement            0.75%        0.93%          -0.18%
--------------------------------------------------------------------------------

                                                       (Continued on next page)

                                                   Proposed      Median
                                                     Total      Peer Total
                                                    Expense      Expense
Fund                                                 Ratio        Ratio       Difference
========================================================================================
INTERNATIONAL EQUITY FUND -- Institutional           0.59%        1.19%           -0.60%
----------------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND -- Retirement              0.80%        1.19%           -0.39%
----------------------------------------------------------------------------------------
LARGE-CAP VALUE FUND -- Institutional                0.50%        1.07%           -0.57%
----------------------------------------------------------------------------------------
LARGE-CAP VALUE FUND -- Retirement                   0.75%        1.07%           -0.32%
----------------------------------------------------------------------------------------
LARGE-CAP VALUE FUND -- Retail                       0.99%        1.05%           -0.06%
----------------------------------------------------------------------------------------
MID-CAP GROWTH FUND -- Institutional                 0.55%        1.11%           -0.56%
----------------------------------------------------------------------------------------
MID-CAP GROWTH FUND -- Retirement                    0.78%        1.11%           -0.33%
----------------------------------------------------------------------------------------
MID-CAP GROWTH FUND -- Retail                        1.08%        1.28%           -0.20%
----------------------------------------------------------------------------------------
MID-CAP VALUE FUND -- Institutional                  0.55%        1.07%           -0.52%
----------------------------------------------------------------------------------------
MID-CAP VALUE FUND -- Retirement                     0.78%        1.07%           -0.29%
----------------------------------------------------------------------------------------
MID-CAP VALUE FUND -- Retail                         1.02%        1.23%           -0.21%
----------------------------------------------------------------------------------------
SMALL-CAP EQUITY FUND -- Institutional               0.55%        1.15%           -0.60%
----------------------------------------------------------------------------------------
SMALL-CAP EQUITY FUND -- Retirement                  0.78%        1.15%           -0.37%
----------------------------------------------------------------------------------------
SMALL-CAP EQUITY FUND -- Retail                      1.16%        1.26%           -0.10%
----------------------------------------------------------------------------------------
SOCIAL CHOICE EQUITY FUND -- Institutional           0.25%        0.99%           -0.74%
----------------------------------------------------------------------------------------
SOCIAL CHOICE EQUITY FUND -- Retirement              0.48%        0.99%           -0.51%
----------------------------------------------------------------------------------------
REAL ESTATE SECURITIES FUND -- Institutional         0.59%        1.11%           -0.52%
----------------------------------------------------------------------------------------
REAL ESTATE SECURITIES FUND -- Retirement            0.80%        1.11%           -0.31%
----------------------------------------------------------------------------------------
REAL ESTATE SECURITIES FUND -- Retail                0.99%        1.18%           -0.19%
----------------------------------------------------------------------------------------
BOND FUND -- Institutional                           0.34%        0.69%           -0.35%
----------------------------------------------------------------------------------------
INFLATION-LINKED BOND FUND -- Institutional          0.35%        0.35%            0.00%
----------------------------------------------------------------------------------------
INFLATION-LINKED BOND FUND -- Retail                 0.80%        0.72%           +0.08%
----------------------------------------------------------------------------------------
MONEY MARKET FUND -- Institutional                   0.15%        0.43%           -0.28%
----------------------------------------------------------------------------------------

Cost and Profitability. The Board considered that the Advisor is losing money managing the mutual funds business overall. The Board reviewed financial and profitability data for 2004 and profitability on a pro forma basis assuming the proposed management fee increase had been in effect--showing data for both before and after distribution expenditures. The Board considered that very few Funds currently are profitable to the Advisor, and most are operating at a loss to the Advisor. The Board also considered that even after repricing, most Funds would earn only a modest profit for the Advisor, especially after reimbursements. The Board determined that the Proposed Agreement would permit the Advisor to operate for the foreseeable future at reasonable profit margins, which would also enable the Advisor to maintain and improve the quality of services provided to shareholders. The Board also considered that it would be able to review the profitability levels of the Advisor annually during its yearly review of the Funds' management arrangements to ensure that the Advisor's fees remained fair and reasonable and that its profits for managing the Funds were not excessive.

The Board further considered that the costs and anticipated costs of operating mutual funds have increased, including additional disclosure and compliance requirements, such as the USA Patriot Act requirements, Sarbanes-Oxley requirements, and the requirement that mutual funds have a chief compliance officer. The Board considered that the proposed fee increase would enhance the Advisor's ability to attract and retain highly qualified investment and administrative professionals in a competitive investment management environment. Heightened competition from traditional asset managers, banks, insurance companies and, particularly in recent years, hedge funds, has driven up the costs of attracting and retaining key personnel and the cost of technology to update and maintain necessary systems for effective investment management operations continues to grow. The Board also considered that the Advisor would like the flexibility and means to increase the capacity of its investment management staff and expand the depth and scope of analyst coverage, to enhance its investment management services to the Funds.


Economies of Scale. The Board considered whether the Advisor has or would experience economies of scale on any of the Funds, and whether the proposed fees should contain breakpoints. The Board carefully considered whether the proposed breakpoints would have any real effect on Fund fees. They determined that although the breakpoints discounts appeared to be low compared to those of competitors, this was because the stated fees under the Proposed Agreement were already at low levels. The Board ultimately determined that imposing a modest breakpoint schedule on the majority of the Actively Managed Funds would allow some of the savings gained from the growth of assets and economies of scale to be passed on to Fund shareholders. The Board expects to review the level of breakpoints as Fund assets grow.


Comparisons with Other Clients of the Advisor. The Board considered that the Advisor provides similar investment management services to each of the Institutional Funds, the TIAA-CREF Mutual Funds, TIAA-CREF Life Funds, and TIAA Separate Account VA-1, although channels for distribution of interests in such funds differ among them. In addition, the Advisor, through its TCAM division, manages large institutional client assets through unregistered commingled funds and separate accounts with similar investment strategies and investment staff. The Board considered the schedule of fees for each of the comparable funds, and determined that while the management fees may not be precisely the same for comparable funds, there were good reasons for the divergent pricing. The Board also considered the assurances of the Advisor that the pricing on those affiliated funds that was not in line with the proposed advisory fees would be revisited.

Other Benefits. At the Board's request, the Advisor agreed to continue to be willing to cap "other expenses" of the Funds and to waive a portion of its fees on the Growth Equity and Growth & Income Funds, until such time as their performance improves. The Board also considered that the fee increase would help ensure that the expenses for running the Funds that are paid by the Advisor are not indirectly borne (in the form of reduced declared dividends) by the TIAA participant base, some of who are shareholders of the Funds. Finally, the Board considered that with the Proposed Agreement, the Advisor would have the flexibility to support multiple opportunities to expand the channels through which the Funds are distributed, thereby increasing asset growth and enabling expenses to be spread over a wider asset base.

Based on its evaluation of all material factors and with the assistance of independent counsel, the Board concluded that the proposed advisory fee structure is fair and reasonable to each of the Funds, its shareholders, and to the Advisor.


What Is The Overall Impact Of The Proposal On The Funds' Total Expense Ratios?


The tables below provide data concerning each Fund's fees and expenses (for each share class) as a percentage of average net assets for each Fund's most recent full fiscal year ended September 30, 2004 under the Current Agreement and if the Proposed Agreement had been in effect during the same period. Note that, as indicated above, if the new arrangements had been in effect for the most recently completed fiscal years, each Fund's total expense ratio would have been less than the median expense ratio for its peer group of mutual funds, and, in some cases, significantly less.



INSTITUTIONAL CLASS

                                                       Total Annual                       Net Annual
                                                           Fund                              Fund
                           Management       Other        Operating         Expense        Operating
                              Fees        Expenses       Expenses       Reimbursement      Expenses
====================================================================================================
GROWTH EQUITY FUND
  Current                      0.08%         0.07%          0.15%            0.01%           0.14%
----------------------------------------------------------------------------------------------------
  Pro Forma                    0.45%         0.07%          0.52%            0.39%           0.13%
----------------------------------------------------------------------------------------------------
GROWTH & INCOME FUND
  Current                      0.08%         0.06%          0.14%              --            0.14%
----------------------------------------------------------------------------------------------------
  Pro Forma                    0.45%         0.05%          0.50%            0.37%           0.13%
----------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND
  Current                      0.09%         0.11%          0.20%              --            0.20%
----------------------------------------------------------------------------------------------------
  Pro Forma                    0.50%         0.06%          0.56%              --            0.56%
----------------------------------------------------------------------------------------------------
LARGE CAP VALUE FUND
  Current                      0.08%         0.09%          0.17%            0.03%           0.14%
----------------------------------------------------------------------------------------------------
  Pro Forma                    0.45%         0.03%          0.48%              --            0.48%
----------------------------------------------------------------------------------------------------
MID-CAP GROWTH FUND
  Current                      0.08%         0.09%          0.17%            0.02%           0.15%
----------------------------------------------------------------------------------------------------
  Pro Forma                    0.48%         0.14%          0.62%            0.07%           0.55%
----------------------------------------------------------------------------------------------------

INSTITUTIONAL CLASS continued

                                                       Total Annual                       Net Annual
                                                           Fund                              Fund
                           Management       Other        Operating         Expense        Operating
                              Fees        Expenses       Expenses       Reimbursement      Expenses
====================================================================================================
MID-CAP VALUE FUND
  Current                      0.08%         0.09%          0.17%            0.02%           0.15%
----------------------------------------------------------------------------------------------------
  Pro Forma                    0.48%         0.11%          0.59%            0.04%           0.55%
----------------------------------------------------------------------------------------------------
SMALL-CAP EQUITY FUND
  Current                      0.08%         0.12%          0.20%            0.05%           0.15%
----------------------------------------------------------------------------------------------------
  Pro Forma                    0.48%         0.08%          0.56%            0.01%           0.55%
----------------------------------------------------------------------------------------------------
LARGE-CAP GROWTH INDEX FUND
  Current                      0.04%         0.07%          0.11%            0.03%           0.08%
----------------------------------------------------------------------------------------------------
  Pro Forma                    0.04%         0.06%          0.10%            0.02%           0.08%
----------------------------------------------------------------------------------------------------
LARGE-CAP VALUE INDEX FUND
  Current                      0.04%         0.06%          0.10%            0.02%           0.08%
----------------------------------------------------------------------------------------------------
  Pro Forma                    0.04%         0.06%          0.10%            0.02%           0.08%
----------------------------------------------------------------------------------------------------
EQUITY INDEX FUND
  Current                      0.04%         0.04%          0.08%              --            0.08%
----------------------------------------------------------------------------------------------------
  Pro Forma                    0.04%         0.04%          0.08%              --            0.08%
----------------------------------------------------------------------------------------------------
S&P 500 INDEX FUND
  Current                      0.04%         0.07%          0.11%            0.03%           0.08%
----------------------------------------------------------------------------------------------------
  Pro Forma                    0.04%         0.04%          0.08%              --            0.08%
----------------------------------------------------------------------------------------------------
MID-CAP GROWTH INDEX FUND
  Current                      0.04%         0.07%          0.11%            0.03%           0.08%
----------------------------------------------------------------------------------------------------
  Pro Forma                    0.04%         0.11%          0.15%            0.07%           0.08%
----------------------------------------------------------------------------------------------------
MID-CAP VALUE INDEX FUND
  Current                      0.04%         0.05%          0.09%            0.01%           0.08%
----------------------------------------------------------------------------------------------------
  Pro Forma                    0.04%         0.09%          0.13%            0.05%           0.08%
----------------------------------------------------------------------------------------------------
MID-CAP BLEND INDEX FUND
  Current                      0.04%         0.06%          0.10%            0.02%           0.08%
----------------------------------------------------------------------------------------------------
  Pro Forma                    0.04%         0.09%          0.13%            0.05%           0.08%
----------------------------------------------------------------------------------------------------
SMALL-CAP GROWTH INDEX FUND
  Current                      0.04%         0.06%          0.10%            0.02%           0.08%
----------------------------------------------------------------------------------------------------
  Pro Forma                    0.04%         0.09%          0.13%            0.05%           0.08%
----------------------------------------------------------------------------------------------------
SMALL-CAP VALUE INDEX FUND
  Current                      0.04%         0.06%          0.10%            0.02%           0.08%
----------------------------------------------------------------------------------------------------
  Pro Forma                    0.04%         0.08%          0.12%            0.04%           0.08%
----------------------------------------------------------------------------------------------------

INSTITUTIONAL CLASS continued

                                                       Total Annual                       Net Annual
                                                           Fund                              Fund
                           Management       Other        Operating         Expense        Operating
                              Fees        Expenses       Expenses       Reimbursement      Expenses
====================================================================================================
SMALL-CAP BLEND INDEX FUND
  Current                      0.04%         0.06%          0.10%            0.02%           0.08%
----------------------------------------------------------------------------------------------------
  Pro Forma                    0.04%         0.10%          0.14%            0.06%           0.08%
----------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY INDEX FUND
  Current                      0.04%         0.11%          0.15%              --            0.15%
----------------------------------------------------------------------------------------------------
  Pro Forma                    0.04%         0.12%          0.16%            0.01%           0.15%
----------------------------------------------------------------------------------------------------
SOCIAL CHOICE EQUITY FUND
  Current                      0.04%         0.06%          0.10%              --            0.10%
----------------------------------------------------------------------------------------------------
  Pro Forma                    0.15%         0.05%          0.20%              --            0.20%
----------------------------------------------------------------------------------------------------
REAL ESTATE SECURITIES FUND
  Current                      0.09%         0.07%          0.16%              --            0.16%
----------------------------------------------------------------------------------------------------
  Pro Forma                    0.50%         0.06%          0.56%            0.01%           0.55%
----------------------------------------------------------------------------------------------------
BOND FUND
  Current                      0.08%         0.06%          0.14%              --            0.14%
----------------------------------------------------------------------------------------------------
  Pro Forma                    0.30%         0.03%          0.33%              --            0.33%
----------------------------------------------------------------------------------------------------
INFLATION-LINKED BOND FUND
  Current                      0.09%         0.06%          0.15%            0.01%           0.14%
----------------------------------------------------------------------------------------------------
  Pro Forma                    0.30%         0.04%          0.34%              --            0.34%
----------------------------------------------------------------------------------------------------
MONEY MARKET FUND
  Current                      0.04%         0.05%          0.09%              --            0.09%
----------------------------------------------------------------------------------------------------
  Pro Forma                    0.10%         0.05%          0.15%              --            0.15%
----------------------------------------------------------------------------------------------------


RETIREMENT CLASS

                                                       Total Annual                       Net Annual
                                                           Fund                              Fund
                           Management       Other        Operating         Expense        Operating
                              Fees        Expenses       Expenses       Reimbursement      Expenses
====================================================================================================
GROWTH & INCOME FUND
  Current                      0.08%         0.45%          0.53%            0.09%           0.44%
----------------------------------------------------------------------------------------------------
  Pro Forma                    0.45%         4.22%          4.67%            4.29%           0.38%
----------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND
  Current                      0.09%         0.49%          0.58%            0.03%           0.55%
----------------------------------------------------------------------------------------------------
  Pro Forma                    0.50%         0.37%          0.87%            0.07%           0.80%
----------------------------------------------------------------------------------------------------

RETIREMENT CLASS continued

                                                       Total Annual                       Net Annual
                                                           Fund                              Fund
                           Management       Other        Operating         Expense        Operating
                              Fees        Expenses       Expenses       Reimbursement      Expenses
====================================================================================================
LARGE-CAP VALUE FUND
  Current                      0.08%         0.43%          0.51%            0.03%           0.48%
----------------------------------------------------------------------------------------------------
  Pro Forma                    0.45%         0.34%          0.79%            0.04%           0.75%
----------------------------------------------------------------------------------------------------
MID-CAP GROWTH FUND
  Current                      0.08%         0.46%          0.54%            0.06%           0.48%
----------------------------------------------------------------------------------------------------
  Pro Forma                    0.48%         0.35%          0.83%            0.05%           0.78%
----------------------------------------------------------------------------------------------------
MID-CAP VALUE FUND
  Current                      0.08%         0.44%          0.52%            0.04%           0.48%
----------------------------------------------------------------------------------------------------
  Pro Forma                    0.48%         0.34%          0.82%            0.04%           0.78%
----------------------------------------------------------------------------------------------------
SMALL-CAP EQUITY FUND
  Current                      0.08%         0.46%          0.54%            0.06%           0.48%
----------------------------------------------------------------------------------------------------
  Pro Forma                    0.48%         0.37%          0.85%            0.07%           0.78%
----------------------------------------------------------------------------------------------------
LARGE-CAP GROWTH INDEX FUND
  Current                      0.04%         0.48%          0.52%            0.10%           0.42%
----------------------------------------------------------------------------------------------------
  Pro Forma                    0.04%         0.45%          0.49%            0.15%           0.34%
----------------------------------------------------------------------------------------------------
LARGE-CAP VALUE INDEX FUND
  Current                      0.04%         0.93%          0.97%            0.53%           0.44%
----------------------------------------------------------------------------------------------------
  Pro Forma                    0.04%         4.37%          4.41%            4.07%           0.34%
----------------------------------------------------------------------------------------------------
S&P 500 INDEX FUND
  Current                      0.04%         0.44%          0.48%            0.04%           0.44%
----------------------------------------------------------------------------------------------------
  Pro Forma                    0.04%         0.35%          0.39%            0.05%           0.34%
----------------------------------------------------------------------------------------------------
MID-CAP GROWTH INDEX FUND
  Current                      0.04%         0.69%          0.73%            0.29%           0.44%
----------------------------------------------------------------------------------------------------
  Pro Forma                    0.04%         5.34%          5.38%            5.04%           0.34%
----------------------------------------------------------------------------------------------------
MID-CAP VALUE INDEX FUND
  Current                      0.04%         0.96%          1.00%            0.56%           0.44%
----------------------------------------------------------------------------------------------------
  Pro Forma                    0.04%         8.02%          8.06%            7.72%           0.34%
----------------------------------------------------------------------------------------------------
MID-CAP BLEND INDEX FUND
  Current                      0.04%         0.62%          0.66%            0.22%           0.44%
----------------------------------------------------------------------------------------------------
  Pro Forma                    0.04%         0.82%          0.86%            0.52%           0.34%
----------------------------------------------------------------------------------------------------
SMALL-CAP GROWTH INDEX FUND
  Current                      0.04%         0.63%          0.67%            0.23%           0.44%
----------------------------------------------------------------------------------------------------
  Pro Forma                    0.04%         1.99%          2.03%            1.69%           0.34%
----------------------------------------------------------------------------------------------------

RETIREMENT CLASS continued

                                                       Total Annual                       Net Annual
                                                           Fund                              Fund
                           Management       Other        Operating         Expense        Operating
                              Fees        Expenses       Expenses       Reimbursement      Expenses
====================================================================================================
SMALL-CAP VALUE INDEX FUND
  Current                      0.04%         0.87%          0.91%            0.47%           0.44%
----------------------------------------------------------------------------------------------------
  Pro Forma                    0.04%         2.47%          2.51%            2.17%           0.34%
----------------------------------------------------------------------------------------------------
SMALL-CAP BLEND INDEX FUND
  Current                      0.04%         0.73%          0.77%            0.33%           0.44%
----------------------------------------------------------------------------------------------------
  Pro Forma                    0.04%         5.44%          5.48%            5.14%           0.34%
----------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY INDEX FUND
  Current                      0.04%         0.46%          0.50%              --            0.50%
----------------------------------------------------------------------------------------------------
  Pro Forma                    0.04%         3.88%          3.92%            3.51%           0.41%
----------------------------------------------------------------------------------------------------
SOCIAL CHOICE EQUITY FUND
  Current                      0.04%         0.48%          0.52%            0.08%           0.44%
----------------------------------------------------------------------------------------------------
  Pro Forma                    0.15%         0.39%          0.54%            0.06%           0.48%
----------------------------------------------------------------------------------------------------
REAL ESTATE SECURITIES FUND
  Current                      0.09%         0.41%          0.50%            0.03%           0.47%
----------------------------------------------------------------------------------------------------
  Pro Forma                    0.50%         0.34%          0.84%            0.03%           0.81%
----------------------------------------------------------------------------------------------------

RETAIL CLASS

                                                                        Total Annual                       Net Annual
                                                                            Fund                              Fund
                           Management     Distribution       Other        Operating         Expense        Operating
                              Fees        (12b-1) Fees     Expenses       Expenses       Reimbursement      Expenses
======================================================================================================================
LARGE-CAP VALUE FUND
  Current                      0.08%         0.00%          0.41%            0.49%           0.05%           0.44%
----------------------------------------------------------------------------------------------------------------------
  Pro Forma                    0.45%         0.25%          0.29%            0.99%           0.19%           0.80%
----------------------------------------------------------------------------------------------------------------------
MID-CAP GROWTH FUND
  Current                      0.08%         0.00%          0.43%            0.51%           0.07%           0.44%
----------------------------------------------------------------------------------------------------------------------
  Pro Forma                    0.48%         0.35%          0.29%            1.08%           0.23%           0.85%
----------------------------------------------------------------------------------------------------------------------
MID-CAP VALUE FUND
  Current                      0.08%         0.00%          0.43%            0.51%           0.07%           0.44%
----------------------------------------------------------------------------------------------------------------------
  Pro Forma                    0.48%         0.25%          0.29%            1.02%           0.17%           0.85%
----------------------------------------------------------------------------------------------------------------------
SMALL-CAP EQUITY FUND
  Current                      0.08%         0.00%          0.30%            0.38%           0.08%           0.30%
----------------------------------------------------------------------------------------------------------------------
  Pro Forma                    0.48%         0.25%          0.43%            1.16%           0.31%           0.85%
----------------------------------------------------------------------------------------------------------------------
REAL ESTATE SECURITIE          S FUND
  Current                      0.09%         0.00%          0.41%            0.50%           0.05%           0.45%
----------------------------------------------------------------------------------------------------------------------
  Pro Forma                    0.50%         0.25%          0.24%            0.99%           0.09%           0.90%
----------------------------------------------------------------------------------------------------------------------

RETAIL CLASS continued

                                                                        Total Annual                       Net Annual
                                                                            Fund                              Fund
                           Management     Distribution       Other        Operating         Expense        Operating
                              Fees        (12b-1) Fees     Expenses       Expenses       Reimbursement      Expenses
======================================================================================================================
INFLATION-LINKED BOND FUND
  Current                      0.09%         0.00%          0.24%          0.33%             0.03%           0.30%
----------------------------------------------------------------------------------------------------------------------
  Pro Forma                    0.30%         0.25%          0.25%          0.80%             0.30%           0.50%
----------------------------------------------------------------------------------------------------------------------

LIFECYCLE FUNDS*

                                                                                          Gross Annual
                                                                        Total Annual       Underlying                     Net Annual
                                                                            Fund              Fund                           Fund
                           Management     Distribution       Other        Operating        Operating        Expense        Operating
                              Fees        (12b-1) Fees     Expenses       Expenses          Expenses     Reimbursement     Expenses
====================================================================================================================================
LIFECYCLE FUND -- 2010 FUND
  Current                      0.10%         0.05%           0.31%          0.46%            0.19%           0.05%         0.60%
------------------------------------------------------------------------------------------------------------------------------------
  Pro Forma                    0.10%         0.05%           0.31%          0.46%            0.35%           0.10%         0.71%
------------------------------------------------------------------------------------------------------------------------------------
LIFECYCLE FUND -- 2015 FUND
  Current                      0.10%         0.05%           0.31%          0.46%            0.19%           0.04%         0.61%
------------------------------------------------------------------------------------------------------------------------------------
  Pro Forma                    0.10%         0.05%           0.31%          0.46%            0.36%           0.11%         0.71%
------------------------------------------------------------------------------------------------------------------------------------
LIFECYCLE FUND -- 2020 FUND
  Current                      0.10%         0.05%           0.31%          0.46%            0.20%           0.05%         0.61%
------------------------------------------------------------------------------------------------------------------------------------
  Pro Forma                    0.10%         0.05%           0.31%          0.46%            0.36%           0.10%         0.72%
------------------------------------------------------------------------------------------------------------------------------------
LIFECYCLE FUND -- 2025 FUND
  Current                      0.10%         0.05%           0.31%          0.46%            0.20%           0.05%         0.61%
------------------------------------------------------------------------------------------------------------------------------------
  Pro Forma                    0.10%         0.05%           0.31%          0.46%            0.36%           0.10%         0.72%
------------------------------------------------------------------------------------------------------------------------------------
LIFECYCLE FUND -- 2030 FUND
  Current                      0.10%         0.05%           0.31%          0.46%            0.20%           0.05%         0.61%
------------------------------------------------------------------------------------------------------------------------------------
  Pro Forma                    0.10%         0.05%           0.31%          0.46%            0.37%           0.11%         0.72%
------------------------------------------------------------------------------------------------------------------------------------
LIFECYCLE FUND -- 2035 FUND
  Current                      0.10%         0.05%           0.31%          0.46%            0.21%           0.06%         0.61%
------------------------------------------------------------------------------------------------------------------------------------
  Pro Forma                    0.10%         0.05%           0.31%          0.46%            0.37%           0.11%         0.72%
------------------------------------------------------------------------------------------------------------------------------------
LIFECYCLE FUND -- 2040 FUND
  Current                      0.10%         0.05%           0.31%          0.46%            0.21%           0.06%         0.61%
------------------------------------------------------------------------------------------------------------------------------------
  Pro Forma                    0.10%         0.05%           0.31%          0.46%            0.37%           0.11%         0.72%
------------------------------------------------------------------------------------------------------------------------------------

* The "Other Expenses" of the Lifecycle Funds include the expenses of the underlying Funds in which they invest, which are reduced by the waivers noted above.

   Note that the Board obtained the Advisor's agreement to waive the Lifecycle Funds' investment management fees if the fee increases on the Institutional Funds in which the Lifecycle Funds invest are approved by shareholders.

The following example indicates the expenses you would pay under the current and proposed expense structures, assuming an initial investment of $10,000, a 5% total annual return each year, and redemption at the end of each period. This example also assumes that there will be no expense reimbursement in place after one year, except for the Index Funds, which will have their current expense reimbursement in place for five years. Your actual cost may be higher or lower.


INSTITUTIONAL CLASS

                                     1 Year     3 Years    5 Years      10 Years
================================================================================
GROWTH EQUITY FUND
  Current                             $14        $ 47       $  84        $191
--------------------------------------------------------------------------------
  Pro Forma                           $13        $128       $ 254        $626
--------------------------------------------------------------------------------
GROWTH & INCOME FUND
  Current                             $14        $ 45       $  79        $179
--------------------------------------------------------------------------------
  Pro Forma                           $13        $123       $ 244        $602
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND
  Current                             $20        $ 64       $ 113        $255
--------------------------------------------------------------------------------
  Pro Forma                           $57        $179       $ 313        $701
--------------------------------------------------------------------------------
LARGE-CAP VALUE FUND
  Current                             $14        $ 52       $  93        $214
--------------------------------------------------------------------------------
  Pro Forma                           $49        $154       $ 269        $604
--------------------------------------------------------------------------------
MID-CAP GROWTH FUND
  Current                             $15        $ 53       $  94        $215
--------------------------------------------------------------------------------
  Pro Forma                           $56        $192       $ 339        $770
--------------------------------------------------------------------------------
MID-CAP VALUE FUND
  Current                             $15        $ 53       $  94        $215
--------------------------------------------------------------------------------
  Pro Forma                           $56        $185       $ 326        $735
--------------------------------------------------------------------------------
SMALL-CAP EQUITY FUND
  Current                             $15        $ 59       $ 108        $250
--------------------------------------------------------------------------------
  Pro Forma                           $56        $178       $ 312        $701
--------------------------------------------------------------------------------
LARGE-CAP GROWTH INDEX FUND
  Current                             $ 8        $ 32       $  59        $138
--------------------------------------------------------------------------------
  Pro Forma                           $ 8        $ 30       $  54        $126
--------------------------------------------------------------------------------
LARGE-CAP VALUE INDEX FUND
  Current                             $ 8        $ 30       $  54        $126
--------------------------------------------------------------------------------
  Pro Forma                           $ 8        $ 30       $  54        $126
--------------------------------------------------------------------------------
EQUITY INDEX FUND
  Current                             $ 8        $ 26       $  45        $103
--------------------------------------------------------------------------------
  Pro Forma                           $ 8        $ 26       $  45        $103
--------------------------------------------------------------------------------

INSTITUTIONAL CLASS continued


                                     1 Year     3 Years    5 Years      10 Years
================================================================================
S&P 500 INDEX FUND
  Current                             $ 8        $ 32       $ 59         $138
--------------------------------------------------------------------------------
  Pro Forma                           $ 8        $ 26       $ 45         $103
--------------------------------------------------------------------------------
MID-CAP GROWTH INDEX FUND
  Current                             $ 8        $ 32       $ 59         $138
--------------------------------------------------------------------------------
  Pro Forma                           $ 8        $ 41       $ 78         $185
--------------------------------------------------------------------------------
MID-CAP VALUE INDEX FUND
  Current                             $ 8        $ 28       $ 50         $114
--------------------------------------------------------------------------------
  Pro Forma                           $ 8        $ 37       $ 68         $162
--------------------------------------------------------------------------------
MID-CAP BLEND INDEX FUND
  Current                             $ 8        $ 30       $ 54         $126
--------------------------------------------------------------------------------
  Pro Forma                           $ 8        $ 37       $ 68         $162
--------------------------------------------------------------------------------
SMALL-CAP GROWTH INDEX FUND
  Current                             $ 8        $ 30       $ 54         $126
--------------------------------------------------------------------------------
  Pro Forma                           $ 8        $ 37       $ 68         $162
--------------------------------------------------------------------------------
SMALL-CAP VALUE INDEX FUND
  Current                             $ 8        $ 30       $ 54         $126
--------------------------------------------------------------------------------
  Pro Forma                           $ 8        $ 35       $ 64         $150
--------------------------------------------------------------------------------
SMALL-CAP BLEND INDEX FUND
  Current                             $ 8        $ 30       $ 54         $126
--------------------------------------------------------------------------------
  Pro Forma                           $ 8        $ 39       $ 73         $174
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY INDEX FUND
  Current                             $15        $ 48       $ 85         $192
--------------------------------------------------------------------------------
  Pro Forma                           $15        $ 51       $ 89         $204
--------------------------------------------------------------------------------
REAL ESTATE SECURITIES FUND
  Current                             $16        $ 52       $ 90         $205
--------------------------------------------------------------------------------
  Pro Forma                           $56        $178       $312         $701
--------------------------------------------------------------------------------
SOCIAL CHOICE EQUITY FUND
  Current                             $10        $ 32       $ 56         $128
--------------------------------------------------------------------------------
  Pro Forma                           $20        $ 64       $113         $255
--------------------------------------------------------------------------------
BOND FUND
  Current                             $14        $ 45       $ 79         $179
--------------------------------------------------------------------------------
  Pro Forma                           $34        $106       $185         $418
--------------------------------------------------------------------------------
INFLATION-LINKED BOND FUND
  Current                             $14        $ 47       $ 84         $191
--------------------------------------------------------------------------------
  Pro Forma                           $35        $109       $191         $431
--------------------------------------------------------------------------------

INSTITUTIONAL CLASS continued

                                     1 Year     3 Years    5 Years      10 Years
================================================================================
MONEY MARKET FUND
  Current                             $ 9        $29        $ 51         $115
--------------------------------------------------------------------------------
  Pro Forma                           $15        $48        $ 85         $192
--------------------------------------------------------------------------------


RETIREMENT CLASS

                                     1 Year     3 Years    5 Years      10 Years
================================================================================
GROWTH & INCOME FUND
  Current                             $45        $  161     $  287       $  656
--------------------------------------------------------------------------------
  Pro Forma                           $39        $1,062     $2,181       $5,465
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND
  Current                             $56        $  183     $  321       $  723
--------------------------------------------------------------------------------
  Pro Forma                           $82        $  271     $  476       $1,069
--------------------------------------------------------------------------------
LARGE-CAP VALUE FUND
  Current                             $49        $  161     $  282       $  638
--------------------------------------------------------------------------------
  Pro Forma                           $77        $  248     $  435       $  976
--------------------------------------------------------------------------------
MID-CAP GROWTH FUND
  Current                             $49        $  167     $  296       $  671
--------------------------------------------------------------------------------
  Pro Forma                           $80        $  260     $  456       $1,023
--------------------------------------------------------------------------------
MID-CAP VALUE FUND
  Current                             $49        $  163     $  287       $  649
--------------------------------------------------------------------------------
  Pro Forma                           $80        $  258     $  451       $1,012
--------------------------------------------------------------------------------
SMALL-CAP EQUITY FUND
  Current                             $49        $  167     $  296       $  671
--------------------------------------------------------------------------------
  Pro Forma                           $80        $  264     $  465       $1,046
--------------------------------------------------------------------------------
LARGE-CAP GROWTH INDEX FUND
  Current                             $43        $  157     $  281       $  643
--------------------------------------------------------------------------------
  Pro Forma                           $35        $  142     $  260       $  605
--------------------------------------------------------------------------------
LARGE-CAP VALUE INDEX FUND
  Current                             $45        $  256     $  485       $1,141
--------------------------------------------------------------------------------
  Pro Forma                           $35        $1,001     $2,060       $5,170
-------------                         ---        ------     ------       ------
S&P 500 INDEX FUND
  Current                             $45        $  150     $  265       $  600
--------------------------------------------------------------------------------
  Pro Forma                           $35        $  120     $  214       $  489
--------------------------------------------------------------------------------
MID-CAP-GROWTH INDEX FUND
  Current                             $45        $  204     $  377       $  879
--------------------------------------------------------------------------------
  Pro Forma                           $35        $1,214     $2,506       $6,300
--------------------------------------------------------------------------------

RETIREMENT CLASS continued

                                     1 Year     3 Years    5 Years      10 Years
================================================================================
MID-CAP VALUE INDEX FUND
  Current                             $45        $  263     $  498       $1,174
--------------------------------------------------------------------------------
  Pro Forma                           $35        $1,801     $3,737       $9,421
--------------------------------------------------------------------------------
MID-CAP BLEND INDEX FUND
  Current                             $45        $  189     $  346       $  802
--------------------------------------------------------------------------------
  Pro Forma                           $35        $  223     $  430       $1,036
--------------------------------------------------------------------------------
SMALL-CAP GROWTH INDEX FUND
  Current                             $45        $  191     $  350       $  813
--------------------------------------------------------------------------------
  Pro Forma                           $35        $  480     $  967       $2,399
--------------------------------------------------------------------------------
SMALL-CAP VALUE INDEX FUND
  Current                             $45        $  243     $  458       $1,076
--------------------------------------------------------------------------------
  Pro Forma                           $35        $  585     $1,188       $2,958
--------------------------------------------------------------------------------
SMALL-CAP BLEND INDEX FUND
  Current                             $45        $  213     $  395       $  923
--------------------------------------------------------------------------------
  Pro Forma                           $35        $1,236     $2,552       $6,416
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY INDEX FUND
  Current                             $51        $  160     $  280       $  628
--------------------------------------------------------------------------------
  Pro Forma                           $42        $  900     $1,839       $4,589
--------------------------------------------------------------------------------
SOCIAL CHOICE EQUITY FUND
  Current                             $45        $  159     $  283       $  645
--------------------------------------------------------------------------------
  Pro Forma                           $49        $  167     $  296       $  673
--------------------------------------------------------------------------------
REAL ESTATE SECURITIES FUND
  Current                             $48        $  157     $  277       $  625
--------------------------------------------------------------------------------
  Pro Forma                           $83        $  265     $  463       $1,036
--------------------------------------------------------------------------------


RETAIL CLASS

                                     1 Year     3 Years    5 Years      10 Years
================================================================================
LARGE-CAP VALUE FUND
  Current                             $45        $152       $269         $  611
--------------------------------------------------------------------------------
  Pro Forma                           $82        $297       $530         $1,205
--------------------------------------------------------------------------------
MID-CAP GROWTH FUND
  Current                             $45        $156       $278         $  634
--------------------------------------------------------------------------------
  Pro Forma                           $87        $321       $575         $1,309
--------------------------------------------------------------------------------
MID-CAP VALUE FUND
  Current                             $45        $156       $278         $  634
--------------------------------------------------------------------------------
  Pro Forma                           $87        $308       $548         $1,241
--------------------------------------------------------------------------------

RETAIL CLASS continued

                                     1 Year     3 Years    5 Years      10 Years
================================================================================
SMALL-CAP EQUITY FUND
  Current                             $31        $114       $205         $  473
--------------------------------------------------------------------------------
  Pro Forma                           $87        $339       $612         $1,400
--------------------------------------------------------------------------------
REAL ESTATE SECURITIES FUND
  Current                             $46        $155       $275         $  623
--------------------------------------------------------------------------------
  Pro Forma                           $92        $307       $539         $1,209
--------------------------------------------------------------------------------
INFLATION-LINKED BOND FUND
  Current                             $31        $103       $182         $  415
--------------------------------------------------------------------------------
  Pro Forma                           $51        $226       $417         $  975
--------------------------------------------------------------------------------


LIFECYCLE FUNDS

                                     1 Year     3 Years    5 Years      10 Years
================================================================================
LIFECYCLE FUND -- 2010 FUND
  Current                             $61        $203       $358         $  809
--------------------------------------------------------------------------------
  Pro Forma                           $73        $249       $441         $  997
--------------------------------------------------------------------------------
LIFECYCLE FUND -- 2015 FUND
  Current                             $62        $204       $359         $  808
--------------------------------------------------------------------------------
  Pro Forma                           $73        $251       $445         $1,008
--------------------------------------------------------------------------------
LIFECYCLE FUND -- 2020 FUND
  Current                             $62        $206       $363         $  819
--------------------------------------------------------------------------------
  Pro Forma                           $74        $252       $446         $1,009
--------------------------------------------------------------------------------
LIFECYCLE FUND -- 2025 FUND
  Current                             $62        $206       $363         $  819
--------------------------------------------------------------------------------
  Pro Forma                           $74        $252       $446         $1,020
--------------------------------------------------------------------------------
LIFECYCLE FUND -- 2030 FUND
  Current                             $62        $206       $363         $  831
--------------------------------------------------------------------------------
  Pro Forma                           $74        $252       $451         $1,020
--------------------------------------------------------------------------------
LIFECYCLE FUND -- 2035 FUND
  Current                             $62        $208       $368         $  831
--------------------------------------------------------------------------------
  Pro Forma                           $74        $254       $451         $1,020
--------------------------------------------------------------------------------
LIFECYCLE FUND -- 2040 FUND
  Current                             $62        $208       $368         $  831
--------------------------------------------------------------------------------
  Pro Forma                           $74        $254       $451         $1,020
--------------------------------------------------------------------------------

ADDITIONAL INFORMATION

Beneficial Ownership


Except as set forth in Exhibit G, as of May 31, 2005, Institutional Funds does not know of any person who owns beneficially or of record 5% or more of the outstanding shares of any class of any Fund. As of that same date, the Trustees and officers of Institutional Funds, individually and in the aggregate, owned less than 1% of any class of any Fund, except as noted below.

Name                        Fund and Class                              Shares        Percentage
================================================================================================
Herbert M. Allison, Jr.     Large-Cap Value Fund (Retail Class)      95,206.65             2.11%
------------------------------------------------------------------------------------------------
Scott C. Evans              Lifecycle Fund - 2025 Fund               55,981.47            28.01%
------------------------------------------------------------------------------------------------


Distributor

The shares of the Funds are distributed by TPIS, a subsidiary of TIAA that is registered as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. The TIAA Board of Overseers, a New York membership corporation, owns all of the stock of TIAA. The address for TPIS is 730 Third Avenue, New York, New York 10017-3206.


OTHER MATTERS

Means of Soliciting Proxies

This proxy solicitation will be conducted mainly by mail, telephone, and the Internet, but it may also be by any other method of electronic communication or by personal interview. The Funds have retained D. F. King & Co., Inc. of New York, NY ("DF King") to assist in the solicitation of proxies. The costs of retaining DF King, which are anticipated to be $98,000, and other expenses incurred in connection with the drafting, printing and mailing of this proxy statement, the solicitation of proxies and the holding of the special meeting, will be borne by the Advisor, and not by any of the Funds.


Proposals of Persons with Voting Rights

As a general matter, Institutional Funds does not hold regular annual or other meetings of shareholders. Any shareholder who wishes to submit proposals to be considered at a special meeting of Institutional Funds' shareholders should send such proposals to the Funds' Secretary. Proposals must be received a reasonable amount of time prior to any meeting to be included in the proxy materials. Moreover, inclusion of such proposals is subject to limitations under the federal securities laws. Persons named as proxies for any subsequent shareholders' meeting will vote in their discretion with respect to proposals submitted on an untimely basis.

Annual Reports

If you would like a free copy of the Institutional Funds' most recent semi-annual and annual reports, you can visit the TIAA-CREF web site at www.tiaa-cref.org or use our on-line request form to request mailed versions. Alternatively, you can call 1 877 518-9161 or write to us at 730 Third Avenue, New York, New York 10017-3206 to request copies of these documents.

EXHIBIT A



INVESTMENT MANAGEMENT AGREEMENT FOR TIAA-CREF INSTITUTIONAL MUTUAL FUNDS

     THIS AGREEMENT is made this [___] day of [__], 2005, by and between TIAA-CREF Institutional Mutual Funds (the "Trust"), a Delaware statutory trust, and Teachers Advisors, Inc. (the "Advisor"), a Delaware corporation.

     WHEREAS, Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and currently consists of several series divided into various classes (listed on Appendix A hereto), and may consist of additional series or classes in the future (collectively, the "Funds");

     WHEREAS, Advisor is engaged principally in the business of rendering investment advisory and management services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act");

     WHEREAS, Trust desires to retain Advisor to render investment advisory and management services to the Funds, in the manner and on the terms and conditions set forth in this Agreement;

     WHEREAS, Advisor is willing to provide investment advisory and management services to the Funds in the manner and on the terms and conditions set forth in this Agreement;

     NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, Trust and Advisor hereby agree as follows:

     1. Appointment.

     Trust hereby appoints Advisor to act as the Funds' investment adviser and manager for the periods and on the terms set forth herein. Advisor hereby accepts the appointment as investment adviser and manager, and agrees, subject to the supervision of the board of trustees of Trust (the "Board"), to furnish the services and assume the obligations set forth in this Agreement for the compensation provided for herein.

     2. Generally.

          (a) As the Funds' investment adviser and manager, Advisor shall be subject to: (1) the restrictions of the Declaration of Trust of Trust, as amended from time to time; (2) the provisions of the 1940 Act and the Advisers Act; (3) the statements relating to the Funds' investment objectives, investment policies and investment restrictions as set forth in the currently effective (and as amended from time to time) registration statement of Trust under the Securities Act of 1933, as amended (the "1933 Act"), and the 1940 Act; (4) any applicable provisions of the Internal Revenue Code of 1986, as amended (the "Code"); and such other limitations as Trust shall communicate to Advisor in writing.

          (b) Advisor shall, for all purposes herein, be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent Trust or a Fund in any way or otherwise be deemed an agent of Trust or a Fund.

          (c) Advisor shall, for purposes of this Agreement, have and exercise full investment discretion and authority to act as agent for the Funds in buying, selling or otherwise disposing of or managing the Funds' investments, directly or through sub-advisers, subject to supervision by the Board.

     3. Investment Advisory Services

          (a) Advisor shall provide the Funds with such investment research, advice and supervision as Advisor may from time to time consider necessary or appropriate for the proper management of the assets of each Fund, shall furnish continuously an investment program for each Fund, shall determine which securities or other investments shall be purchased, sold or exchanged and what portions of each Fund shall be held in the various securities or other investments or cash, and shall take such steps as are necessary to implement an overall investment plan for each Fund, including providing or obtaining such services as may be necessary in managing, acquiring or disposing of securities, cash or other investments.

          (b) Trust has furnished or will furnish Advisor with copies of Trust's registration statement and Declaration of Trust, as currently in effect and agrees during the continuance of this Agreement to furnish Advisor with copies of any amendments or supplements thereto before or at the time the amendments or supplements become effective. Advisor will be entitled to rely on all documents furnished by Trust.

          (c) Advisor shall take, on behalf of each Fund, all actions that it deems necessary to implement the investment policies of such Fund, and in particular, to place all orders for the purchase or sale of portfolio investments for the account of each Fund with brokers, dealers, futures commission merchants or banks selected by Advisor. Advisor also is authorized as the agent of Trust to give instructions to any service provider serving as custodian of the Funds as to deliveries of securities and payments of cash for the account of each Fund. In selecting brokers or dealers and placing purchase and sale orders with respect to assets of a Fund, Advisor is directed at all times to seek to obtain best execution within the policy guidelines determined by the Board and set forth in the current registration statement. Subject to this requirement and the provisions of the 1940 Act, the Advisers Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), and other applicable provisions of law, Advisor may select brokers or dealers that are affiliated with Advisor or Trust.

          (d) Consistent with Advisor's obligation to provide best execution, Advisor may also take into consideration research and statistical information, wire, quotation and other services provided by brokers and dealers to Advisor. Advisor is also authorized to effect individual securities transactions at commission rates in excess of the minimum commission rates available, if Advisor determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage, research and other services provided by such broker or dealer, viewed in terms of either that particular transaction or Advisor's overall responsibilities with respect to each Fund. The policies with respect to brokerage allocation, determined from time to time by the Board are those disclosed in the currently effective registration statement. Advisor will periodically evaluate the statistical data, research and other investment services provided to it by brokers and dealers. Such services may be used by Advisor in connection with the performance of its obligations under this Agreement or in connection with other advisory or investment operations including using such information in managing its own accounts.

          (e) As part of carrying out its obligations to manage the investment and reinvestment of the assets of each Fund consistent with the requirements under the 1940 Act, Advisor shall:

                (1) Perform research and obtain and analyze pertinent economic, statistical, and financial data relevant to the investment policies of each Fund as set forth in Trust's registration statement;

                (2) Consult with the Board and furnish to the Board recommendations with respect to an overall investment strategy for each Fund for approval, modification, or rejection by the Board;

                (3) Seek out and implement specific investment opportunities, consistent with any investment strategies approved by the Board;

                (4) Take such steps as are necessary to implement any overall investment strategies approved by the Board for each Fund, including making and carrying out day-to-day decisions to acquire or dispose of permissible investments, managing investments and any other property of the Fund, and providing or obtaining such services as may be necessary in managing, acquiring or disposing of investments;

                (5) Regularly report to the Board with respect to the performance of the Funds, the implementation of any approved overall investment strategy and any other activities in connection with management of the assets of each Fund;

                (6) Maintain all required books, accounts, records, memoranda, instructions or authorizations with respect to the investment-related activities of the Funds;

                (7) Furnish any personnel, office space, equipment and other facilities necessary for the investment-related activities of the Funds;

                (8) Provide the Funds with such accounting or other data concerning the Funds' investment-related activities as shall be necessary or required to prepare and to file all periodic financial reports or other documents required to be filed with the Securities and Exchange Commission and any other regulatory entity;

          (9) Assist in determining each business day the net asset value of the shares of each Fund in accordance with applicable law; and

          (10) Enter into any written investment advisory or investment sub-advisory contract with another affiliated or unaffiliated party, subject to any approvals required by Section 15 of the 1940 Act, pursuant to which such party will carry out some or all of Advisor's responsibilities (as specified in such investment advisory or investment sub-advisory contract) listed above.

     4. General Management Services.


          (a) Advisor shall manage or supervise all aspects of the Funds' operations, including transfer agency, dividend disbursing, legal, accounting, administrative and shareholder services. These services may be provided by Advisor or by third-party service providers, such as custodians, transfer agents and fund administrators. Advisor's general management services shall include, but not be limited to:


                (1) Supervising the performance of custodians, transfer agents, fund administrators, and other persons in any capacity deemed to be necessary to a Fund's operations;

                (2) Furnishing or overseeing the furnishing of any personnel, office space, equipment and other facilities necessary for the non-investment-related operations of the Fund;

                (3) Calculating or monitoring the calculation of the net asset value of each Fund at such times and in such manner as specified in Trust's current registration statement and at such other times upon which the parties hereto may from time to time agree;

                (4) Providing or overseeing the provision of customary accounting and auditing services for registered investment companies and their series, including portfolio accounting, dividend and distribution determinations, and the calculation and preparation of any financial information or schedules, for Trust and the Funds;

                (5) Preparing and filing or supervising the preparation and filing of all federal, state, and local tax returns and reports relating to each Fund;

                (6) Preparing and filing or supervising the preparation and filing of any documents required to be filed on behalf of Trust or the Funds with the Securities Exchange Commission and/or other federal, state and local authorities as may be required by applicable law, including proxy materials, registration statements and post-effective amendments thereto, shareholder reports, and Rule 24f-2 notices;

                (7) Preparing and filing or supervising the preparation and filing of notices to qualify the Funds' shares to be offered in such states;

                (8) Maintaining or overseeing the maintenance of such non-investment activity-related books and records of the Funds as may be required by applicable law;

                (9) Providing or overseeing the organization and recordkeeping for meetings of the Board, including preparing such materials and reports and making its officers and employees available to the Board for consultation and discussions regarding the operations and management of the Funds;

                (10) Developing and implementing or overseeing the development and implementation of a program to monitor Trust's and the Funds' compliance with regulatory requirements and the Funds' own limitations and public statements; and

                (11) Supervising or providing any other services necessary for the ordinary operation of Trust and the Funds.

          (b) Nothing in this Agreement shall be deemed to diminish the obligations of any agent of Trust or other person not a party to this Agreement that is obligated to provide services to the Funds.

     5. Allocation of Charges and Expenses.

          (a) Advisor. Advisor assumes the expense of and shall pay for the performance of its investment-related obligations under Section 3 of the Agreement, including the fees payable to any investment adviser or sub-adviser engaged pursuant to Section 3(e)(10) of this Agreement, and its operational oversight obligations under Section 4 of this Agreement, but Advisor does not assume any of the expense of and shall not pay for any Fund's direct operational expenses (as detailed in Section 5(b)). Advisor shall at its own expense provide the office space, equipment and facilities that is necessary to provide the investment-related and operational oversight services described under Sections 3 and 4, respectively, of this Agreement, and shall pay all compensation of officers of Trust and all trustees of Trust who are affiliated persons of Advisor, except as otherwise specified in this Agreement.

          (b) Fund. Except as provided in Section 5(a), each Fund shall bear all of its operational expenses including, but not limited to: compensation of Advisor under this Agreement, custodian fees; transfer agent fees; pricing costs (including the daily calculation of net asset value); fund accounting fees; legal fees; expenses of shareholders' and/or trustees' meetings; cost of printing and mailing shareholder reports and proxy statements; maintenance of non-investment-related books and records, compliance program development and implementation costs, costs of preparing, printing and mailing registration statements and updated prospectuses to current shareholders; costs in connection with the registration or qualification of shares with federal and state securities authorities and the continued qualification of shares for sale; expenses of all audits by Trust's independent accountants, costs of preparing and filing reports with regulatory bodies; costs of the maintenance of Trust's fidelity bond required by Section 17(g) of the 1940 Act, or other insurance premiums; the fees of any trade association of which the Funds are members; fees and expenses of trustees who are not "interested persons" (as such term is defined in the 1940 Act) of Trust (the "disinterested trustees"); brokerage commissions, dealer markups and other expenses incurred in the acquisition or disposition of any securities or other investments; costs, including the interest expense, of borrowing money; preparing and filing tax returns, the payment of any taxes; and extraordinary expenses (including extraordinary litigation expenses and extraordinary consulting expenses).

          (c) Allocation Procedures. At least annually, within [60] days of the Trust's fiscal year end, or more frequently at the request of the Board, Advisor will submit to the Board for review and approval at the Board's next regularly-scheduled meeting, the allocations of all charges and expenses covered by this Section 5 and the methodology and rationale therefore, including all such allocations between the Trust and Advisor and between and among the Funds.

     6. Compensation of Advisor.

          (a) For the services rendered, the facilities furnished and expenses assumed by Advisor, the Fund shall pay to Advisor at the end of each calendar month an annualized fee calculated as a percentage of the average value of the net assets each day for each Fund during that month at the annual rates set forth at Appendix A hereto.

          (b) Advisor's fee shall be accrued daily proportionately at 1/365th (1/366th for a leap year) of the applicable annual rate set forth above. For the purpose of accruing compensation, the net assets of each Fund shall be determined in the manner and on the dates set forth in the Declaration of Trust or the current registration statement of Trust and, on days on which the net assets are not so determined, the net asset value computation to be used shall be as determined on the immediately preceding day on which the net assets were determined.

          (c) In the event of termination of this Agreement, all compensation due through the date of termination will be calculated on a pro-rated basis through the date of termination and paid within fifteen business days of the date of termination.

          (d) During any period when the determination of net asset value is suspended, the net asset value of a Fund as of the last business day prior to such suspension shall for this purpose be deemed to be the net asset value at the close of each succeeding business day until it is again determined.

     7. Limitation of Liability.

          (a) Advisor shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the management of Trust or any Fund, except (i) for willful misfeasance, bad faith or negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties hereunder, and (ii) to the extent specified in Section 36(b) of the 1940 Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation.

          (b) Advisor is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Declaration of Trust and agrees that obligations assumed by Trust or each Fund pursuant to this Agreement shall be limited in all cases to Trust or that Fund and its respective assets. Advisor agrees that it shall not seek satisfaction of any such obligation from the shareholders of Trust, nor from the trustees, officers, employees or agents of Trust.

     8. Activities of Advisor.

          (a) The services of Advisor are not deemed to be exclusive, and Advisor is free to render services to others, so long as Advisor's services under this Agreement are not impaired. It is understood that trustees, officers, employees and shareholders of Trust are or may become interested persons of Advisor, as directors, officers, employees and shareholders or otherwise, and that directors, officers, employees and shareholders of Advisor are or may become similarly interested persons of Trust, and that Advisor may become interested in Trust or the Funds as a shareholder or otherwise.

          (b) It is agreed that Advisor may use any supplemental investment research obtained for the benefit of the Funds in providing investment advice to its other investment advisory accounts. Advisor or its affiliates may use such information in managing their own accounts. Conversely, such supplemental information obtained by the placement of business for Advisor or other entities advised by Advisor will be considered by and may be useful to Advisor in carrying out its obligations to the Funds.

          (c) Nothing in this Agreement shall preclude the aggregation of orders for the sale or purchase of securities or other investments by two or more Funds or by the Funds and other mutual funds, separate accounts, or other accounts (collectively, "Advisory Clients") managed by Advisor, provided that:

                (1) Advisor's actions with respect to the aggregation of orders for multiple Advisory Clients, including the Funds, are consistent with the then-current positions in this regard taken by the Securities and Exchange Commission or its staff through releases, "no-action" letters, or otherwise; and

                (2) Advisor's policies with respect to the aggregation of orders for multiple Advisory Clients have been previously submitted and periodically approved by the Board of Trustees.

          (d) Neither Advisor, nor any of its directors, officers, or personnel, nor any person, firm, or corporation controlling, controlled by, or under common control with it shall act as a principal or receive any commission as agent in connection with the purchase or sale of assets for a Fund, except as may be permitted under applicable law.

     9. Books and Records.

          (a) Advisor hereby undertakes and agrees to maintain, in the form and for the period required by Rule 31a-2 and Rule 2a-7 under the 1940 Act, all records that are required to be maintained by Trust pursuant to the requirements of Rule 31a-1 and Rule 2a-7 of the 1940 Act.


          (b) Advisor agrees that all books and records which it maintains for Trust are the property of Trust and further agrees to surrender promptly to Trust any such books, records or information upon Trust's request. All such books and records shall be made available, within five business days of a written request, to Trust's accountants or independent registered public accounting firm during regular business hours at Advisor's offices. Trust or its authorized representative shall have the right to copy any records in the possession of Advisor that pertain to Trust or the Funds. Such books, records, information or reports shall be made available to properly authorized government representatives consistent with state and federal law and/or regulations. In the event of the termination of this Agreement, all such books, records or other information shall be returned to Trust free from any claim or assertion of rights by Advisor.


          (c) Advisor further agrees that it will not disclose or use any records or information obtained pursuant to this Agreement in any manner whatsoever except as authorized in this Agreement and that it will keep confidential any information obtained pursuant to this Agreement and disclose such information only if Trust has authorized such disclosure, or if such disclosure is required by federal or state regulatory authorities.

     10. Duration and Termination of this Agreement.

          (a) This Agreement shall not become effective with respect to a Fund unless and until it is approved by the Board, including a majority of trustees who are not parties to this Agreement or interested persons of any such party, and by the vote of a majority of the outstanding voting shares of such Fund. This Agreement shall come into full force and effect on the date that it is so approved, provided that it shall not become effective as to any subsequently created Fund until it has been approved by the Board specifically for such Fund. As to each Fund, the Agreement shall continue in effect for two years from the date on which it becomes effective and shall thereafter continue in effect from year to year so long as such continuance is specifically approved for such Fund at least annually by: (i) the Board, or by the vote of a majority of the outstanding voting shares of such Fund; and (ii) a majority of those trustees who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

          (b) This Agreement may be terminated at any time as to any Fund or to all Funds, without the payment of any penalty, by the Board or by vote of a majority of the outstanding voting shares of the applicable Fund, or by Advisor, on 60 days' written notice to the other party. If this Agreement is terminated only with respect to one or more, but less than all, of the Funds, or if a different investment adviser is appointed with respect to a new Fund, the Agreement shall remain in effect with respect to the remaining Fund(s).

          (c) This Agreement shall automatically terminate in the event of its assignment.

     11. Amendments of this Agreement. This Agreement may be amended as to each Fund only in accordance with the provisions of the 1940 Act.

     12. Definitions of Certain Terms. The terms "assignment," "affiliated person," "interested person," and "majority of the outstanding voting shares" when used in this Agreement, shall have the respective meanings specified in the 1940 Act.

     13. Governing Law. This Agreement shall be construed in accordance with laws of the State of New York, and applicable provisions of the 1940 Act, the Advisers Act, and the 1934 Act.

     14. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

     15. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which shall be deemed one instrument.

     16. Notices. All notices and other communications provided for hereunder shall be in writing and shall be delivered by hand or mailed first class, postage prepaid, addressed as follows:

         (a) If to Trust or the Funds --

             TIAA-CREF Institutional Mutual Funds 730 Third Avenue New York, New
             York 10017-3206 Attention: [                        ]

         (b) If to Advisor --

             Teachers Advisors, Inc.
             730 Third Avenue
             New York, New York 10017-3206
             Attention: Scott Evans
or to such other address as Trust or Advisor shall designate by written notice to the other.

     17. Miscellaneous. Captions in this Agreement are included for convenience or reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

     IN WITNESS WHEREOF, Trust and Advisor have caused this Agreement to be executed in their names and on their behalf by and through their duly authorized officers on the day and year first above written.

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS

By:_________________________________  Attest:___________________________________
Title:______________________________  Title:____________________________________

TEACHERS ADVISORS, INC.

By:_________________________________  Attest:___________________________________
Title:______________________________  Title:____________________________________

APPENDIX A

International Equity Fund
Real Estate Securities Fund

            Assets Under Management (Billions)           Fee Rate (average daily net assets)
========================================================================================================
                     $0.0 - $1.0                                        0.50%
--------------------------------------------------------------------------------------------------------
                    Over $1.0 - $2.5                                    0.48%
--------------------------------------------------------------------------------------------------------
                    Over $2.5 - $4.0                                    0.46%
--------------------------------------------------------------------------------------------------------
                      Over $4.0                                         0.44%
--------------------------------------------------------------------------------------------------------

Growth Equity Fund
Growth & Income Fund
Large-Cap Value Fund

            Assets Under Management (Billions)           Fee Rate (average daily net assets)
========================================================================================================
                     $0.0 - $1.0                                        0.45%
--------------------------------------------------------------------------------------------------------
                    Over $1.0 - $2.5                                    0.43%
--------------------------------------------------------------------------------------------------------
                    Over $2.5 - $4.0                                    0.41%
--------------------------------------------------------------------------------------------------------
                      Over $4.0                                         0.39%
--------------------------------------------------------------------------------------------------------

Mid-Cap Growth Fund
Mid-Cap Value Fund
Small-Cap Equity Fund

            Assets Under Management (Billions)           Fee Rate (average daily net assets)
========================================================================================================
                     $0.0 - $0.5                                        0.48%
--------------------------------------------------------------------------------------------------------
                   Over $0.5 - $0.75                                    0.46%
--------------------------------------------------------------------------------------------------------
                  Over $0.75 - $1.00                                    0.44%
--------------------------------------------------------------------------------------------------------
                      Over $1.0                                         0.42%
--------------------------------------------------------------------------------------------------------

High-Yield Bond Fund

            Assets Under Management (Billions)           Fee Rate (average daily net assets)
========================================================================================================
                     $0.0 - $1.0                                        0.35%
--------------------------------------------------------------------------------------------------------
                    Over $1.0 - $2.5                                    0.34%
--------------------------------------------------------------------------------------------------------
                    Over $2.5 - $4.0                                    0.33%
--------------------------------------------------------------------------------------------------------
                      Over $4.0                                         0.32%
--------------------------------------------------------------------------------------------------------

Bond Fund
Bond Plus Fund
Inflation-Linked Bond Fund
Tax-Exempt Bond Fund

            Assets Under Management (Billions)           Fee Rate (average daily net assets)
========================================================================================================
                     $0.0 - $1.0                                        0.30%
--------------------------------------------------------------------------------------------------------
                    Over $1.0 - $2.5                                    0.29%
--------------------------------------------------------------------------------------------------------
                    Over $2.5 - $4.0                                    0.28%
--------------------------------------------------------------------------------------------------------
                      Over $4.0                                         0.27%
--------------------------------------------------------------------------------------------------------

Short-Term Bond Fund

            Assets Under Management (Billions)           Fee Rate (average daily net assets)
========================================================================================================
                     $0.0 - $1.0                                        0.25%
--------------------------------------------------------------------------------------------------------
                    Over $1.0 - $2.5                                    0.24%
--------------------------------------------------------------------------------------------------------
                    Over $2.5 - $4.0                                    0.23%
--------------------------------------------------------------------------------------------------------
                      Over $4.0                                         0.22%
--------------------------------------------------------------------------------------------------------

Large-Cap Growth Index Fund
Large-Cap Value Index Fund
Equity Index Fund
S&P 500 Index Fund
Mid-Cap Growth Index Fund
Mid-Cap Value Index Fund
Mid-Cap Blend Index Fund
Small-Cap Growth Index Fund
Small-Cap Value Index Fund
Small-Cap Blend Index Fund
International Equity Index Fund

            Assets Under Management (Billions)           Fee Rate (average daily net assets)
========================================================================================================
                    All Assets                                          0.04%
--------------------------------------------------------------------------------------------------------

Social Choice Equity Fund

            Assets Under Management (Billions)           Fee Rate (average daily net assets)
========================================================================================================
                    All Assets                                          0.15%
--------------------------------------------------------------------------------------------------------

Managed Allocation Fund

            Assets Under Management (Billions)           Fee Rate (average daily net assets)
========================================================================================================
                    All Assets                                          0.00%
--------------------------------------------------------------------------------------------------------

Money Market Fund

            Assets Under Management (Billions)           Fee Rate (average daily net assets)
========================================================================================================
                    All Assets                                          0.10%
--------------------------------------------------------------------------------------------------------

Lifecycle Fund -- 2010 Fund
Lifecycle Fund -- 2015 Fund
Lifecycle Fund -- 2020 Fund
Lifecycle Fund -- 2025 Fund
Lifecycle Fund -- 2030 Fund
Lifecycle Fund -- 2035 Fund
Lifecycle Fund -- 2040 Fund


            Assets Under Management (Billions)           Fee Rate (average daily net assets)
========================================================================================================
                    All Assets                                          0.10%
--------------------------------------------------------------------------------------------------------

EXHIBIT B



Information Regarding Directors and Principal Officer of the Advisor

                     Position
                     with the                          Principal
Name and Address     Advisor                           Occupation
=======================================================================================================
Scott C. Evans       Director, President and Chief     Director Executive Vice President and Chief
TIAA-CREF            Executive Officer                 Investment Officer of TIAA and the TIAA-CREF
730 Third Avenue                                       Funds; President and Chief Executive Officer of
New York, NY                                           Investment Management and Advisors; and
10017-3206                                             Director of TIAA-CREF Life.

Erwin W. Martens     Director                          Executive Vice President, Risk Management, of
TIAA-CREF                                              TIAA and the TIAA-CREF Funds; Director of
730 Third Avenue                                       Services, TPIS, Tuition Financing and TIAA-
New York, NY                                           CREF Life; and Manager of Investment
10017-3206                                             Management

Russell Noles        Director                          Vice President and Acting Chief Financial
TIAA-CREF                                              Officer of TIAA and the TIAA-CREF Funds; Vice
730 Third Avenue                                       President of Advisors, TPIS, Tuition Financing
New York, NY                                           and Investment Management and Services;
10017-3206                                             Director of TPIS, Tuition Financing; and
                                                       Manager of Investment Management and
                                                       Services.

EXHIBIT C


                                                            Rate of                Waivers or
Name of Fund                       Net Assets(1)            Compensation(2)(3)     Reimbursements
=======================================================================================================
TIAA-CREF Life Funds
  Growth & Income Fund              $ 46,687,734            0.23%                  None
-------------------------------------------------------------------------------------------------------
TIAA-CREF Life Funds
  Growth Equity Fund                $ 26,749,924            0.25%                  None
-------------------------------------------------------------------------------------------------------
TIAA-CREF Life Funds
  International Equity Fund         $ 54,356,079            0.29%                  None
-------------------------------------------------------------------------------------------------------
TIAA-CREF Life Funds
  Large-Cap Value Fund              $ 44,669,334            0.24%                  None
-------------------------------------------------------------------------------------------------------
TIAA-CREF Life Funds
  Small-Cap Equity Fund             $ 45,514,066            0.10%                  None
-------------------------------------------------------------------------------------------------------
TIAA-CREF Life Funds Real
  Estate Securities Fund            $ 64,171,802            0.25%                  None
-------------------------------------------------------------------------------------------------------
TIAA-CREF Life Funds
  Stock Index Fund                  $142,898,809            0.06%                  None
-------------------------------------------------------------------------------------------------------
TIAA-CREF Life Funds
  Social Choice Equity Fund         $ 27,829,820            0.07%                  None
-------------------------------------------------------------------------------------------------------
TIAA-CREF Life Funds Bond Fund      $ 62,120,852            0.10%                  None
-------------------------------------------------------------------------------------------------------
TIAA-CREF Life Funds
  Money Market Fund                 $ 31,359,347            0.06%                  None
-------------------------------------------------------------------------------------------------------
TIAA-CREF Mutual Funds
  International Equity Fund         $357,215,755            0.49%                  None
-------------------------------------------------------------------------------------------------------
TIAA-CREF Mutual Funds
  Growth Equity Fund                $541,723,644            0.45%                  None
-------------------------------------------------------------------------------------------------------
TIAA-CREF Mutual Funds
  Growth & Income Fund              $512,843,301            0.43%                  None
-------------------------------------------------------------------------------------------------------
TIAA-CREF Mutual Funds
  Social Choice Equity Fund         $131,929,828            0.27%                  None
-------------------------------------------------------------------------------------------------------
TIAA-CREF Mutual Funds
  Equity Index Fund                 $350,281,375            0.26%                  None
-------------------------------------------------------------------------------------------------------
TIAA-CREF Mutual Funds
  Money Market Fund                 $601,850,550            0.29%                  None
-------------------------------------------------------------------------------------------------------
TIAA-CREF Mutual Funds
  Bond Plus Fund                    $475,639,913            0.30%                  None
-------------------------------------------------------------------------------------------------------
TIAA Separate Account VA-1          $895,287,922            0.30%                  Waived down to 0.07%
-------------------------------------------------------------------------------------------------------

(1)  As of May 27, 2005.


(2)  As a percentage of average daily net assets.

(3) The fees paid to the Advisor by the Funds in this chart are unitary fees and include expenses other than management fees.

EXHIBIT D


Advisor's Caps on "Other Expenses" for Retirement and Institutional Class Shares


                                    Institutional Class     Retirement Class
=============================================================================
Growth Equity Fund                        0.05%                   0.30%
-----------------------------------------------------------------------------
Growth & Income Fund                      0.05%                   0.30%
-----------------------------------------------------------------------------
International Equity Fund                 0.10%                   0.30%
-----------------------------------------------------------------------------
Large-Cap Value Fund                      0.05%                   0.30%
-----------------------------------------------------------------------------
Mid-Cap Growth Fund                       0.07%                   0.30%
-----------------------------------------------------------------------------
Mid-Cap Value Fund                        0.07%                   0.30%
-----------------------------------------------------------------------------
Small-Cap Equity Fund                     0.07%                   0.30%
-----------------------------------------------------------------------------
Large-Cap Growth Index Fund               0.04%                   0.30%
-----------------------------------------------------------------------------
Large-Cap Value Index Fund                0.04%                   0.30%
-----------------------------------------------------------------------------
Equity Index Fund                         0.04%                   0.30%
-----------------------------------------------------------------------------
S&P 500 Index Fund                        0.04%                   0.30%
-----------------------------------------------------------------------------
Mid-Cap Growth Index Fund                 0.04%                   0.30%
-----------------------------------------------------------------------------
Mid-Cap Value Index Fund                  0.04%                   0.30%
-----------------------------------------------------------------------------
Mid-Cap Blend Index Fund                  0.04%                   0.30%
-----------------------------------------------------------------------------
Small-Cap Growth Index Fund               0.04%                   0.30%
-----------------------------------------------------------------------------
Small-Cap Value Index Fund                0.04%                   0.30%
-----------------------------------------------------------------------------
Small-Cap Blend Index Fund                0.04%                   0.30%
-----------------------------------------------------------------------------
International Equity Index Fund           0.11%                   0.37%
-----------------------------------------------------------------------------
Social Choice Equity Fund                 0.05%                   0.33%
-----------------------------------------------------------------------------
Real Estate Securities Fund               0.05%                   0.31%
-----------------------------------------------------------------------------
Bond Fund                                 0.05%                   0.20%
-----------------------------------------------------------------------------
Inflation-Linked Bond Fund                0.05%                   0.25%
-----------------------------------------------------------------------------
Money Market Fund                         0.05%                   0.25%
-----------------------------------------------------------------------------

Advisor's Caps on "Total Expenses" for Retail Class Shares

                                                             Retail Class
==========================================================================
Large-Cap Value Fund                                             0.80%
--------------------------------------------------------------------------
Mid-Cap Growth Fund                                              0.85%
--------------------------------------------------------------------------
Mid-Cap Value Fund                                               0.85%
--------------------------------------------------------------------------
Small-Cap Equity Fund                                            0.85%
--------------------------------------------------------------------------
Real Estate Securities Fund                                      0.90%
--------------------------------------------------------------------------
Inflation-Linked Bond Fund                                       0.50%
--------------------------------------------------------------------------

EXHIBIT E

Service Agreement Payments
(for the 12 months ended December 31, 2004)

FUND                                CURRENT FEES     PRO FORMA FEES*     % DECREASE
===================================================================================
GROWTH EQUITY FUND                     $ 39,993                  -            0.0%
-----------------------------------------------------------------------------------
GROWTH & INCOME FUND                   $358,700           $ 74,965          79.10%
-----------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND              $384,412           $170,371          55.68%
-----------------------------------------------------------------------------------
LARGE-CAP VALUE FUND                   $614,984           $140,783          77.11%
-----------------------------------------------------------------------------------
MID-CAP GROWTH FUND                    $410,722           $182,839          55.48%
-----------------------------------------------------------------------------------
MID-CAP VALUE FUND                     $389,756           $199,304          48.86%
-----------------------------------------------------------------------------------
SMALL-CAP EQUITY FUND                  $498,825           $273,443          45.18%
-----------------------------------------------------------------------------------
SOCIAL CHOICE EQUITY FUND              $100,318           $ 62,382          37.82%
-----------------------------------------------------------------------------------
REAL ESTATE SECURITIES FUND            $585,400           $156,118          73.33%
-----------------------------------------------------------------------------------
BOND FUND                              $378,893                  -            0.0%
-----------------------------------------------------------------------------------
INFLATION-LINKED BOND FUND             $235,644                  -            0.0%
-----------------------------------------------------------------------------------
MONEY MARKET FUND                      $ 52,334                  -            0.0%
-----------------------------------------------------------------------------------
LARGE-CAP GROWTH INDEX FUND            $ 26,994           $ 14,312          46.98%
-----------------------------------------------------------------------------------
LARGE-CAP VALUE INDEX FUND             $ 26,929           $    504          98.13%
-----------------------------------------------------------------------------------
EQUITY INDEX FUND                      $148,508                  -            0.0%
-----------------------------------------------------------------------------------
S&P 500 INDEX FUND                     $182,646           $114,143          37.51%
-----------------------------------------------------------------------------------
MID-CAP GROWTH INDEX FUND              $  6,100           $    889          85.43%
-----------------------------------------------------------------------------------
MID-CAP VALUE INDEX FUND               $  7,938           $    487          93.86%
-----------------------------------------------------------------------------------
MID-CAP BLEND INDEX FUND               $ 11,828           $  1,353          88.56%
-----------------------------------------------------------------------------------
SMALL-CAP GROWTH INDEX FUND            $ 15,221           $  1,171          92.31%
-----------------------------------------------------------------------------------
SMALL-CAP VALUE INDEX FUND             $ 13,516           $    685          94.93%
-----------------------------------------------------------------------------------
SMALL-CAP BLEND INDEX FUND             $ 26,832           $    831          96.90%
-----------------------------------------------------------------------------------
INTERNATIONAL EQUITY INDEX FUND        $ 25,179           $  1,480          94.12%
-----------------------------------------------------------------------------------
LIFECYCLE FUND--2010 FUND              $    887           $    715          19.40%
-----------------------------------------------------------------------------------
LIFECYCLE FUND--2015 FUND              $  1,435           $  1,157          19.40%
-----------------------------------------------------------------------------------
LIFECYCLE FUND--2020 FUND              $    815           $    657          19.40%
-----------------------------------------------------------------------------------
LIFECYCLE FUND--2025 FUND              $    892           $    719          19.40%
-----------------------------------------------------------------------------------
LIFECYCLE FUND--2030 FUND              $    775           $    625          19.40%
-----------------------------------------------------------------------------------

FUND                          CURRENT FEES     PRO FORMA FEES*     % DECREASE
===================================================================================
LIFECYCLE FUND--2035 FUND          $772             $623             19.40%
-----------------------------------------------------------------------------------
LIFECYCLE FUND--2040 FUND          $777             $627             19.40%
-----------------------------------------------------------------------------------

* Since a new Retirement Class Service Agreement would replace the current Service Agreement if the new investment management arrangements are approved, this column reflects pro forma payments by the Retirement Class only (and the sole class of the Lifecycle Funds) since the Institutional Class and Retail Class would no longer be subject to a Service Agreement.

EXHIBIT F

The Trustees considered the following specific factors (among others) during their determination to approve the new investment management agreement for each Fund listed below. Note that for purposes of this discussion, if a Fund is in the "first" quintile, it is in the best of five groups (i.e., the group has the best performance, or the lowest expenses, as the case may be).



Growth Equity Fund
o The Fund's new management fees would be in the first quintile of the universe of comparable funds identified by Lipper for expense comparison purposes ("Expense Universe") (ranking 12 out of 146 funds) (for this purpose, rank reference is to the Institutional Class for all funds)

o The Fund outperformed its benchmark for the one-year period ended 12/31/04, but underperformed the benchmark over the three-year, five-year and since inception periods.

o For both the one- and three-year periods ended 12/31/04, the Fund was in the third quintile of the universe of comparable funds identified by Lipper for performance comparison purposes ("Performance Universe") (ranking 293 out of 539 funds for the three year period). For the five-year period ended 12/31/04, the Fund was in the fourth quintile of the Performance Universe (ranking 305 out of 420 funds).

o   The Advisor had a net loss on the Fund for the one-year period ended
    12/31/04.

o The Fund received an Overall Morningstar Rating of two stars for the period ended 12/31/04.


Growth & Income Fund
o The Fund's new management fees would be in the first quintile of its Expense Universe (ranking 25 of 176 funds).

o The Fund underperformed its benchmark for the one-, three- and five-year and since inception periods ended 12/31/04.


o For the one-year period ended 12/31/04, the Fund was in the second quintile of its Performance Universe (ranking 280 of 914 funds).


o For the three- and five-year periods ended 12/31/04, the Fund was in the third quintile of its Performance Universe (ranking 335 of 772 funds and 310 out of 592 funds, respectively).

o   The Advisor had a net loss on the Fund for the one-year period ended
    12/31/04.

o The Fund received an Overall Morningstar Rating of two stars for the period ended 12/31/04.

o Due to underperformance against its benchmark, the Advisor replaced the portfolio management team, and assigned new interim management until they hired a new portfolio manager in February 2005.


Large-Cap Value Fund
o The Fund's new management fees would be in the first quintile of its Expense Universe (ranking 14 out of 96 funds).

o The Fund outperformed its benchmark for the one-year and since inception periods ended 12/31/04.

o For the one-year period ended 12/31/04, the Fund was in the first quintile of its Performance Universe (ranking 20 out of 470 funds). (The Fund has not been in operation for three years.)

o The Advisor earned a modest profit on the Fund for the one-year period ended 12/31/04.


Mid-Cap Growth Fund
o The Fund's new management fees would be in the first quintile of its Expense Universe (ranking 1 out of 100 funds).

o For the one-year period ended 12/31/04, the Fund was in the first quintile of its Performance Universe (ranking 140 out of 527 funds). (The Fund has not been in operation for three years.)

o The Fund outperformed its benchmark for the one-year and since inception periods ended 12/31/04.

o The Advisor had a modest net loss on the Fund for the one-year period ended 12/31/04.


Mid-Cap Value Fund
o The Fund's new management fees would be in the first quintile of its Expense Universe (ranking 1 out of 50 funds).

o For the one-year period ended 12/31/04, the Fund was in the first quintile of its Performance Universe (ranking 4 out of 224 funds). (The Fund has not been in operation for three years.)

o The Fund outperformed its benchmark for the one-year and since inception periods ended 12/31/04.

o The Advisor earned a modest profit on the Fund for the one-year period ended 12/31/04.

Small-Cap Equity Fund
o The Fund's new management fees would be in the first quintile of its Expense Universe (ranking 5 out of 115 funds).

o For the one-year period ended 12/31/04, the Fund was in the second quintile of its Performance Universe (ranking 198 out of 560 funds). (The Fund has not been in operation for three years.)

o The Fund outperformed its benchmark for the one-year and since inception periods ended 12/31/04.

o The Advisor earned a modest profit on the Fund for the one-year period ended 12/31/04.


Social Choice Equity Fund
o The Fund's new management fees would be in the first quintile of its Expense Universe (ranking 3 out of 93 funds).

o The Fund outperformed its benchmark for the one-, three- and five-year periods ended 12/31/04, underperformed its benchmark since inception through 12/31/04.

o For the one-year period ended 12/31/04, the Fund was in the second quintile of its Performance Universe (ranking 229 out of 697 funds).

o For the three- and five-year periods ended 12/31/04, the Fund was in the third quintile of its Performance Universe (ranking 203 out of 501 funds and 202 out of 338 funds, respectively).

o The Fund received an Overall Morningstar Rating of three stars for the period ended 12/31/04.

o   The Advisor had a net loss on the Fund for the one-year period ended
    12/31/04.


Real Estate Securities Fund
o The Fund's new management fees would be in the first quintile of its Expense Universe (ranking 8 out of 40 funds).

o The Fund slightly underperformed its benchmark for the one-year period and outperformed its benchmark in the three-year period.

o For the one-year period ended 12/31/04, the Fund was in the third quintile of its Performance Universe (ranking 88 out of 211 funds). (The Fund has not been in operation for three years.)

o   The Advisor had a net loss on the Fund for the one-year period ended
    12/31/04.

International Equity Fund
o The Fund's new management fees would be in the first quintile of its Expense Universe (ranking 14 out of 155 funds).

o The Fund underperformed its benchmark for the one- and five-year periods, and outperformed its benchmark for the three-year and since inception periods.

o For the one-year period ended 12/31/04, the Fund was in the third quintile of its Performance Universe (ranking 151 out of 263 funds).

o For the three-year period ended 12/31/04, the Fund was in the second quintile of its Performance Universe. (ranking 58 out of 226 funds)

o For the five-year period ended 12/31/04, the Fund was in the fourth quintile of its Performance Universe. (ranking 101 out of 162 funds)

o The Fund received an Overall Morningstar Rating of three stars for the period ended 12/31/04.

o   The Advisor had a net loss on the Fund for the one-year period ended
    12/31/04.


Inflation-Linked Bond Fund
o The Fund's new management fees would be in the third quintile of its Expense Universe (ranking 6 out of 10 funds).

o The Fund slightly underperformed its benchmark for the one-year and since inception periods.

o For the one-year period ended 12/31/04, the Fund was in the second quintile of its Performance Universe (ranking 12 out of 54 funds). (The Fund has not been in operation for three years.)

o   The Advisor had a net loss on the Fund for the one-year period ended
    12/31/04.


Bond Fund
o The Fund's new management fees would be in the first quintile of its Expense Universe (ranking 24 out of 121 funds).

o The Fund slightly underperformed its benchmark for the one-year period and outperformed its benchmark in the three-year, five-year and since inception periods.

o For the one-year period ended 12/31/04, the Fund was in the second quintile of its Performance Universe (ranking 149 out of 458 funds).

o For the three- and five-year periods ended 12/31/04, the Fund was in the first quintile of its Performance Universe (ranking 64 out of 379 funds and 46 out of 268 funds).

o The Fund received an Overall Morningstar Rating of four stars for the period ended 12/31/04.

o   The Advisor had a net loss on the Fund for the one-year period ended
    12/31/04.


Money Market Fund
o The Fund's new management fees would be in the first quintile of its Expense Universe (ranking 12 of 249 funds).

o The Fund outperformed its benchmark for the one-year, three-year, five-year and since inception periods.

o For the one, three- and five-year periods ended 12/31/04, the Fund was in the first quintile of its Performance Universe (ranking 14 out of 295 funds; 31 out of 254 funds; and 37 out of 197 funds, respectively).

o   The Advisor had a net loss on the Fund for the one-year period ended
    12/31/04.



International Equity Index Fund
o The Fund's existing and proposed management fees are in the first quintile (Ranking 2 out of 11 funds -- Institutional Class) and fourth quintile (ranking 8 out of 11 -- Retirement Class) of its Expense Universe.

o The Fund slightly underperformed its benchmark for the one-year period and since inception periods.

o For the one-year period ended 12/31/04, the Institutional Class of the Fund was in the third quintile of its Performance Universe (ranking 10 out of 20 funds). (The Fund has not been in operation for three years.)

o   The Advisor had a net loss on the Fund for the one-year period ended
    12/31/04.


S&P 500 Index Fund
o The Fund's existing and proposed management fees are in the first quintile (Ranking 4 out of 54 funds -- Institutional Class) and fifth quintile (ranking 49 out of 54 funds -- Retirement Class) of its Expense Universe.

o For the one-year period ended 12/31/04, the Institutional Class of the Fund was in the first quintile of its Performance Universe (ranking 5 out of 171 funds).

o For the one-year period ended 12/31/04, the Retirement Class of the Fund was in the third quintile of its Performance Universe (ranking 81 out of 171 funds). (The Fund has not been in operation for three years.)

o   The Advisor had a net loss on the Fund for the one-year period ended
    12/31/04.

Equity Index Fund
o The Fund's existing and proposed management fees are in the first quintile of its Expense Universe (ranking 4 out of 32 funds).

o The Fund slightly underperformed its benchmark for the one-, three-, and five-year and since inception periods ended 12/31/04.

o For both the one- and three-year periods ended 12/31/04, the Fund was in the third quintile of its Performance Universe (ranking 283 out of 698 funds for the three year period).

o   The Advisor had a net loss on the Fund for the one-year period ended
    12/31/04.

o The Fund received an Overall Morningstar Rating of three stars for the period ended 12/31/04.


Large-Cap Growth Index Fund
o The Fund's existing and proposed management fees are in the first quintile of its Expense Universe (ranking 1 out of 37 funds) for the Institutional Class, and in the third quartile for the Retirement Class (ranking 21 out of 37 funds).

o The Fund slightly underperformed its benchmark for the one-year and since inception periods ended 12/31/04.

o For the one-year period ended 12/31/04, the Institutional Class of the Fund was in the third quintile of its Performance Universe (ranking 387 out of 648 funds).

o For the one-year period ended 12/31/04, the Retirement Class of the Fund was in the fourth quintile of its Performance Universe (ranking 424 out of 648 funds). (The Fund has not been in operation for three years.)

o   The Advisor had a net loss on the Fund for the one-year period ended
    12/31/04.


Large-Cap Value Index Fund
o The Fund's existing and proposed management fees are in the first quintile (Institutional Class -- ranking 3 out of 37 Funds) and fourth quintile (Retirement Class -- ranking 27 out of 37 Funds) of its Expense Universe.

o For the one-year period ended 12/31/04, the Institutional Class and Retirement Class of the Fund were both in the second quintile of their Performance Universes (The Institutional Class ranked 151 out of 478 funds). (The Fund has not been in operation for three years.)

o The Fund slightly underperformed its benchmark for the one-year and since inception periods ended 12/31/04.

o   The Advisor had a net loss on the Fund for the one-year period ended
    12/31/04.

Mid-Cap Blend Index Fund
o The Fund's existing and proposed management fees are in the first quintile -- 1 out of 34 funds (Institutional Class) and fourth quintile -- 23 out of 34 funds (Retirement Class) of its Expense Universe.

o For the one-year period ended 12/31/04, the Institutional Class and Retirement Class of the Fund were both in the first quintile of their Performance Universes (ranking 43 and 47, respectively, out of 297 funds). (The Fund has not been in operation for three years.)

o The Fund slightly underperformed its benchmark for the one-year and since inception periods ended 12/31/04.

o   The Advisor had a net loss on the Fund for the one-year period ended
    12/31/04.


Mid-Cap Growth Index Fund
o The Fund's existing and proposed management fees are in the first quintile (Institutional Class -- ranking 1 out of 38 funds) and fourth quintile (Retirement Class -- ranking 26 of 38 funds) of its Expense Universe.

o For the one-year period ended 12/31/04, the Institutional Class and Retirement Class of the Fund were both in the second quintile of their Performance Universes (ranking 148 and 146, respectively, out of 527 funds). (The Fund has not been in operation for three years.)

o The Fund slightly underperformed its benchmark for the one-year and since inception periods ended 12/31/04.

o   The Advisor had a net loss on the Fund for the one-year period ended
    12/31/04.


Mid-Cap Value Index Fund
o The Fund's Institutional and Retirement Class existing and proposed management fees are both in the first quintile of the Expense Universe (ranking 3 out of 36 funds -- Institutional and 1 out of 36 funds -- Retirement).

o For the one-year period ended 12/31/04, the Institutional Class and Retirement Class of the Fund were both in the first quintile of their Performance Universes (ranking 31 and 37, respectively, of 221 funds). (The Fund has not been in operation for three years.)

o The Fund slightly underperformed its benchmark for the one-year and since inception periods ended 12/31/04.

o   The Advisor had a net loss on the Fund for the one-year period ended
    12/31/04.

Small-Cap Blend Index Fund
o The Fund's existing and proposed management fees are in the first quintile (ranking 2 out of 34 funds -- Institutional Class) and fourth quintile (ranking 24 out of 34 funds -- Retirement Class) of its Expense Universe.

o For the one-year period ended 12/31/04, the Institutional Class and Retirement Class of the Fund were both in the third quintile of their Performance Universes (ranking 300 and 332, respectively, out of 556 funds). (The Fund has not been in operation for three years.)

o The Fund slightly underperformed its benchmark for the one-year and since inception periods ended 12/31/04.

o   The Advisor had a net loss on the Fund for the one-year period ended
    12/31/04.


Small-Cap Growth Index Fund
o The Fund's existing and proposed management fees are in the first quintile (ranking 2 out of 37 funds -- Institutional Class) and second quintile (ranking 10 of 37 funds -- Retirement Class) of its Expense Universe.

o For the one-year period ended 12/31/04, the Institutional Class of the Fund was in the second quintile of its Performance Universe (ranking 144 out of 507). For this same period, the Retirement Class was in the first quintile of its Performance Universe (ranking 38 out of 507 funds).

o The Fund slightly underperformed its benchmark for the one-year and since inception periods ended 12/31/04.

o   The Advisor had a net loss on the Fund for the one-year period ended
    12/31/04.


Small-Cap Value Index Fund
o The Fund's Institutional and Retirement Class existing and proposed management fees are both in the first quintile of the Expense Universe (ranking 3 out of 38 funds -- Institutional Class; ranking 1 out of 38 -- Retirement Class).

o For the one-year period ended 12/31/04, the Institutional Class and Retirement Class of the Fund were both in the third quintile of their Performance Universes (ranking 100 and 105, respectively, out of 231 funds). (The Fund has not been in operation for three years.)

o The Fund slightly underperformed its benchmark for the one-year and since inception periods ended 12/31/04.

o   The Advisor had a net loss on the Fund for the one-year period ended
    12/31/04.

     Due to the fact that the advisory fees for the Lifecycle Funds would not change under the Proposed Agreement and to the limited operating history of the Lifecycle Funds, the Board relied upon its analysis for the initial approval of the Lifecycle Funds' advisory arrangements in conducting its review of the Proposed Agreement with respect to the Lifecycle Funds. During this initial review, the Board considered that the proposed advisory fee to be paid to the Advisor for its services to each Lifecycle Fund was within the range of the advisory fees charged to other comparable fund of funds.

EXHIBIT G


Principal Holders of Fund Shares

The following is a list of all shareholders known by Institutional Funds to own of record or beneficially 5% or more of any class of any of the Funds:


SEI Private Trust Company ("SEI")
One Freedom Valley Drive
Oaks, PA 19456

* The following shares are held for the benefit of customers of TIAA-CREF Trust Company, FSB. If any particular customer individually own 5% or more of a class of a Fund, they are also reported separately below under their own name.

Fund                                                       Percent of Holdings     Shares
=============================================================================================
Bond Fund -- Institutional Class                                    22.26%         29,159,662
---------------------------------------------------------------------------------------------
Equity Index Fund -- Institutional Class                            24.11%         14,773,792
---------------------------------------------------------------------------------------------
Growth & Income -- Institutional Class                              57.34%         10,392,036
---------------------------------------------------------------------------------------------
Growth Equity Fund -- Institutional Class                           24.41%          3,986,135
---------------------------------------------------------------------------------------------
Inflation-Linked Bond Fund -- Institutional Class                   14.97%          4,068,574
---------------------------------------------------------------------------------------------
International Equity Fund -- Institutional Class                    35.08%         18,982,198
---------------------------------------------------------------------------------------------
International Equity Index Fund -- Institutional Class              26.27%          2,702,816
---------------------------------------------------------------------------------------------
Large-Cap Value Fund -- Institutional Class                         18.74%          2,725,946
---------------------------------------------------------------------------------------------
Large-Cap Value Index Fund -- Institutional Class                    8.68%          2,411,446
---------------------------------------------------------------------------------------------
Mid-Cap Blend Index Fund -- Institutional Class                     76.08%          2,798,675
---------------------------------------------------------------------------------------------
Mid-Cap Growth Fund -- Institutional Class                          26.03%            322,489
---------------------------------------------------------------------------------------------
Mid-Cap Growth Index Fund -- Institutional Class                     5.80%            117,046
---------------------------------------------------------------------------------------------
Mid-Cap Value Fund -- Institutional Class                           41.68%            625,945
---------------------------------------------------------------------------------------------
Mid-Cap Value Index Fund -- Institutional Class                      7.84%            218,606
---------------------------------------------------------------------------------------------
Real Estate Securities Fund -- Institutional Class                  38.19%          6,040,815
---------------------------------------------------------------------------------------------
S&P 500 Index Fund -- Institutional Class                           32.16%         10,863,984
---------------------------------------------------------------------------------------------
Small-Cap Blend Index Fund -- Institutional Class                   19.14%          1,835,767
---------------------------------------------------------------------------------------------
Small-Cap Equity Fund -- Institutional Class                        53.05%          3,851,197
---------------------------------------------------------------------------------------------
Small-Cap Value Index Fund -- Institutional Class                    8.99%            449,786
---------------------------------------------------------------------------------------------
Social Choice Equity Fund -- Institutional Class                    55.45%          5,324,280
---------------------------------------------------------------------------------------------

TIAA-CREF Trust Company, FSB
One Metropolitan Square
211 North Broadway, Suite 1000
St. Louis, MO 63102

* These shares are held for the benefit of customers of the Trust Company by SEI and are included in the ownership totals for SEI noted above. The Trust Company holds these shares in a fiduciary capacity for its clients and has investment discretion over them.

Fund                                                       Percent of Holdings     Shares
=============================================================================================
International Equity Fund -- Institutional Class                    32.85%         17,771,084
---------------------------------------------------------------------------------------------
Growth Equity Fund -- Institutional Class                           22.13%          3,612,761
---------------------------------------------------------------------------------------------
Social Choice Equity Fund -- Institutional Class                    28.40%          2,726,522
---------------------------------------------------------------------------------------------
Growth & Income -- Institutional Class                              54.23%          9,827,551
---------------------------------------------------------------------------------------------
Inflation-Linked Bond Fund -- Institutional Class                   14.94%          4,060,175
---------------------------------------------------------------------------------------------
Equity Index Fund -- Institutional Class                            15.06%          9,226,508
---------------------------------------------------------------------------------------------
Bond Fund -- Institutional Class                                    18.42%         24,116,740
---------------------------------------------------------------------------------------------
Small-Cap Equity Fund -- Institutional Class                        53.09%          3,853,571
---------------------------------------------------------------------------------------------
Mid-Cap Value Fund -- Institutional Class                           41.33%            620,736
---------------------------------------------------------------------------------------------
Mid-Cap Growth Fund -- Institutional Class                          25.63%            317,448
---------------------------------------------------------------------------------------------
Real Estate Securities Fund -- Institutional Class                  35.50%          5,615,132
---------------------------------------------------------------------------------------------
Large-Cap Value Fund -- Institutional Class                         18.57%          2,700,676
---------------------------------------------------------------------------------------------
S&P 500 Index Fund -- Institutional Class                           33.23%         11,224,976
---------------------------------------------------------------------------------------------
International Equity Index Fund -- Institutional Class              19.30%          1,985,622
---------------------------------------------------------------------------------------------
Large-Cap Value Index Fund -- Institutional Class                    8.68%          2,411,446
---------------------------------------------------------------------------------------------
Mid-Cap Blend Index Fund -- Institutional Class                     76.01%          2,795,977
---------------------------------------------------------------------------------------------
Mid-Cap Value Index Fund -- Institutional Class                      7.84%            218,606
---------------------------------------------------------------------------------------------
Mid-Cap Growth Index Fund -- Institutional Class                     5.80%            117,046
---------------------------------------------------------------------------------------------
Small-Cap Value Index Fund -- Institutional Class                    8.90%            445,274
---------------------------------------------------------------------------------------------
Small-Cap Blend Index Fund -- Institutional Class                   19.15%          1,836,220
---------------------------------------------------------------------------------------------

California Golden State Scholarshare College Savings Trust (529 Plan) CA State Treasurer Office
915 Capitol Mall, Room 110
Sacramento, CA 95814

Fund                                                   Percent of Holdings     Shares
=========================================================================================
International Equity Fund -- Institutional Class                8.37%           4,527,699
-----------------------------------------------------------------------------------------
Money Market Fund -- Institutional Class                       28.09%          51,787,960
-----------------------------------------------------------------------------------------
Social Choice Equity Fund -- Institutional Class               44.54%           4,276,556
-----------------------------------------------------------------------------------------
Large-Cap Value Fund -- Institutional Class                    40.56%           5,898,446
-----------------------------------------------------------------------------------------
Large-Cap Growth Index Fund -- Institutional Class             37.91%          14,262,324
-----------------------------------------------------------------------------------------
Large-Cap Value Index Fund -- Institutional Class              19.88%           5,522,121
-----------------------------------------------------------------------------------------
Small-Cap Equity Fund -- Institutional Class                   14.98%           1,087,420
-----------------------------------------------------------------------------------------


CHET (529 Plan)
Office of the Treasurer
55 Elm Street
Hartford, CT 06106

Fund                                                   Percent of Holdings     Shares
=========================================================================================
Growth & Income -- Institutional Class                         14.99%           2,716,254
-----------------------------------------------------------------------------------------
Large-Cap Value Fund -- Institutional Class                    12.07%           1,754,970
-----------------------------------------------------------------------------------------
Money Market Fund -- Institutional Class                       12.90%          23,798,276
-----------------------------------------------------------------------------------------
Small-Cap Equity Fund -- Institutional Class                    5.08%             368,560
-----------------------------------------------------------------------------------------
Growth Equity Fund -- Institutional Class                      19.74%           3,222,923
-----------------------------------------------------------------------------------------
Equity Index Fund -- Institutional Class                       13.99%           8,568,462
-----------------------------------------------------------------------------------------


Georgia Higher Education Savings Plan (529 Plan)
PO Box 105307
Atlanta, GA 30348-5307

Fund                                                   Percent of Holdings     Shares
=========================================================================================
Equity Index Fund -- Institutional Class                       6.98%            4,273,567
-----------------------------------------------------------------------------------------


The Kentucky Education Savings Plan Trust (529 Plan)
PO Box 8100
Boston, MA 02266-8100

Fund                                                   Percent of Holdings     Shares
=========================================================================================
Growth & Income Fund -- Institutional Class                    7.70%            1,396,290
-----------------------------------------------------------------------------------------

Michigan Education Savings Program (529 Plan)
Executive Director--Met
Director of Treasury
PO Box 30198
Lansing, MI 48909


Fund                                                   Percent of Holdings     Shares
=========================================================================================
Inflation-Linked Bond Fund -- Institutional Class              10.61%           2,882,639
-----------------------------------------------------------------------------------------
International Equity Fund -- Institutional Class                8.13%           4,399,368
-----------------------------------------------------------------------------------------
Large-Cap Value Index Fund -- Institutional Class               5.60%           1,555,930
-----------------------------------------------------------------------------------------
Money Market Fund -- Institutional Class                       19.75%          36,408,679
-----------------------------------------------------------------------------------------
Mid-Cap Growth Fund -- Institutional Class                     73.96%             915,975
-----------------------------------------------------------------------------------------
Mid-Cap Value Fund -- Institutional Class                      58.32%             875,780
-----------------------------------------------------------------------------------------
S&P 500 Index Fund -- Institutional Class                      29.78%          10,056,598
-----------------------------------------------------------------------------------------
International Equity Index Fund -- Institutional Class         36.35%           3,739,471
-----------------------------------------------------------------------------------------
Small-Cap Equity Fund -- Institutional Class                   15.92%           1,155,354
-----------------------------------------------------------------------------------------


Missouri Saving For Tuition (529 Plan)
Missouri's State Treasurer's Office
Capitol Building, Room 229
201 West Capitol Avenue
Jefferson City, MO 65101

Fund                                                   Percent of Holdings     Shares
=========================================================================================
International Equity Fund -- Institutional Class                5.92%           3,201,075
-----------------------------------------------------------------------------------------
Money Market Fund -- Institutional Class                       12.78%          23,565,522
-----------------------------------------------------------------------------------------
Real Estate Securities Fund -- Institutional Class              7.91%           1,251,613
-----------------------------------------------------------------------------------------
Small-Cap Blend Index Fund -- Institutional Class               5.27%             505,346
-----------------------------------------------------------------------------------------
Large-Cap Value Fund -- Institutional Class                    24.13%           3,509,154
-----------------------------------------------------------------------------------------
Small-Cap Equity Fund -- Institutional Class                    9.41%             682,820
-----------------------------------------------------------------------------------------
Growth Equity Fund -- Institutional Class                      44.48%           7,263,237
-----------------------------------------------------------------------------------------


The Minnesota College Savings Plan (529 Plan)
PO Box 64028
St. Paul, MN 55164-0028

Fund                                                   Percent of Holdings     Shares
=========================================================================================
Large-Cap Growth Index Fund -- Institutional Class             6.28%           2,361,990
-----------------------------------------------------------------------------------------
Large-Cap Value Index Fund -- Institutional Class              6.69%           1,857,721
-----------------------------------------------------------------------------------------

Teachers Insurance and Annuity Association of America
(a New York stock life insurance company)
730 Third Avenue
New York, NY 10017

Fund                                                   Percent of Holdings     Shares
=========================================================================================
Real Estate Securities Fund -- Retail Class                    10.26%          1,060,343
-----------------------------------------------------------------------------------------
Large-Cap Value Index Fund -- Retirement Class                 29.20%             10,987
-----------------------------------------------------------------------------------------
Mid-Cap Blend Index Fund -- Institutional Class                23.92%            879,737
-----------------------------------------------------------------------------------------
Mid-Cap Growth Index Fund -- Institutional Class               94.20%          1,900,766
-----------------------------------------------------------------------------------------
Mid-Cap Growth Index Fund -- Retirement Class                  41.87%             12,565
-----------------------------------------------------------------------------------------
Mid-Cap Value Index Fund -- Institutional Class                92.16%          2,568,958
-----------------------------------------------------------------------------------------
Mid-Cap Value Index Fund -- Retirement Class                   66.53%             11,304
-----------------------------------------------------------------------------------------
Small-Cap Blend Index Fund -- Institutional Class              11.92%          1,143,133
-----------------------------------------------------------------------------------------
Small-Cap Blend Index Fund -- Retirement Class                 41.52%             11,215
-----------------------------------------------------------------------------------------
Small-Cap Growth Index Fund -- Institutional Class             96.17%          5,059,876
-----------------------------------------------------------------------------------------
Small-Cap Growth Index Fund -- Retirement Class                13.11%             11,812
-----------------------------------------------------------------------------------------
Small-Cap Value Index Fund -- Institutional Class              91.01%          4,552,147
-----------------------------------------------------------------------------------------
Small-Cap Value Index Fund -- Retirement Class                 15.49%             12,393
-----------------------------------------------------------------------------------------
International Equity Index Fund -- Institutional Class          6.05%            622,744
-----------------------------------------------------------------------------------------
International Equity Index Fund -- Retirement Class            27.60%             10,487
-----------------------------------------------------------------------------------------
Lifecycle Fund--2010 Fund                                      39.82%            102,617
-----------------------------------------------------------------------------------------
Lifecycle Fund--2015 Fund                                      24.40%            102,754
-----------------------------------------------------------------------------------------
Lifecycle Fund--2020 Fund                                      52.80%            102,927
-----------------------------------------------------------------------------------------
Lifecycle Fund--2025 Fund                                      34.01%            103,054
-----------------------------------------------------------------------------------------
Lifecycle Fund--2030 Fund                                      51.90%            103,220
-----------------------------------------------------------------------------------------
Lifecycle Fund--2035 Fund                                      52.05%            103,370
-----------------------------------------------------------------------------------------
Lifecycle Fund--2040 Fund                                      67.28%            103,499
-----------------------------------------------------------------------------------------


TIAA-CREF Managed Allocation Fund
730 Third Avenue
New York, NY 10017

Fund                                                   Percent of Holdings     Shares
=========================================================================================
Small-Cap Equity Fund -- Retail Class                          23.41%          1,054,293
-----------------------------------------------------------------------------------------
Large-Cap Value Fund -- Retail Class                           68.18%          8,554,985
-----------------------------------------------------------------------------------------

National Financial Services LLC
For the Exclusive Benefit of our Customers
PO Box 770001
Cincinnati, OH 45277

Fund                                                   Percent of Holdings     Shares
=========================================================================================
Mid-Cap Growth Fund -- Retail Class                            8.89%           310,896
-----------------------------------------------------------------------------------------


JPMorgan Retirement Plans Program
C/O JPMorgan Chase Bank
Attn: DC Plan Service Team
3 Metrotech Ctr
Brooklyn, NY 11245-0001

Fund                                                   Percent of Holdings     Shares
=========================================================================================
Large-Cap Value Index Fund -- Retirement Class                 52.39%             19,711
-----------------------------------------------------------------------------------------
Large Cap Value Fund -- Retirement Class                        9.35%            944,628
-----------------------------------------------------------------------------------------
Mid-Cap Blend Index Fund -- Retirement Class                   12.42%             37,673
-----------------------------------------------------------------------------------------
Small-Cap Growth Index Fund -- Retirement Class                28.08%             25,298
-----------------------------------------------------------------------------------------
International Equity Index Fund -- Retirement Class            71.27%             27,081
-----------------------------------------------------------------------------------------
International Equity Fund -- Retirement Class                   7.66%          1,252,076
-----------------------------------------------------------------------------------------
Mid-Cap Growth Fund -- Retirement Class                        10.30%            675,533
-----------------------------------------------------------------------------------------
Mid-Cap Value Fund -- Retirement Class                          9.59%          1,190,603
-----------------------------------------------------------------------------------------
Real Estate Securities Fund -- Retirement Class                10.38%            912,371
-----------------------------------------------------------------------------------------
S&P 500 Index Fund -- Retirement Class                          7.14%            452,453
-----------------------------------------------------------------------------------------
Small-Cap Value Index Fund -- Retirement Class                 57.42%             45,951
-----------------------------------------------------------------------------------------
Small-Cap Equity Fund -- Retirement Class                      10.33%          1,059,712
-----------------------------------------------------------------------------------------
Lifecycle Fund -- 2010 Fund                                    39.82%            102,617
-----------------------------------------------------------------------------------------
Lifecycle Fund -- 2015 Fund                                    75.60%            318,302
-----------------------------------------------------------------------------------------
Lifecycle Fund -- 2020 Fund                                    47.20%             91,997
-----------------------------------------------------------------------------------------
Lifecycle Fund -- 2025 Fund                                    65.97%            199,886
-----------------------------------------------------------------------------------------
Lifecycle Fund -- 2030 Fund                                    47.95%             95,366
-----------------------------------------------------------------------------------------
Lifecycle Fund -- 2035 Fund                                    47.95%             95,217
-----------------------------------------------------------------------------------------
Lifecycle Fund -- 2040 Fund                                    32.72%             50,327
-----------------------------------------------------------------------------------------

Community Funds, Inc.
2 Park Avenue
New York, NY 10016

* These shares are also reported under the totals for SEI above because they are held through the Trust Company.

Fund                                                   Percent of Holdings     Shares
=========================================================================================
Equity Index Fund -- Institutional Class                       7.97%           4,883,156
-----------------------------------------------------------------------------------------
International Equity Index Fund -- Institutional Class         6.92%             712,230
-----------------------------------------------------------------------------------------


Church of the Nazarene
6401 The Paseo
Kansas City, MO 64131

* As the Trust Company has investment discretion over these shares, they are also reported under the totals for SEI and the Trust Company above.

Fund                                                   Percent of Holdings     Shares
=========================================================================================
Social Choice Equity Fund -- Institutional Class               5.07%           486,861
-----------------------------------------------------------------------------------------


James S. McDonnell Foundation
1034 South Brentwood Boulevard, Suite 1860
St. Louis, MO 63117

* As the Trust Company has investment discretion over these shares, they are also reported under the totals for SEI and the Trust Company above.

Fund                                                   Percent of Holdings     Shares
=========================================================================================
International Equity Fund -- Institutional Class               8.60%           4,652,759
-----------------------------------------------------------------------------------------


Bank of America
MFO 8559
PO Box 831575
Dallas, TX 75283-157

* These shares are also reported under the totals for SEI above because they are held through the Trust Company.

Fund                                                   Percent of Holdings     Shares
=========================================================================================
Social Choice Equity Fund -- Institutional Class               9.45%           907,552
-----------------------------------------------------------------------------------------

Kentucky Foundation for Women
1215 Heyburn Building - 322 West Broadway
Louisville, KY 40202

* These shares are also reported under the totals for SEI above because they are held through the Trust Company.

Fund                                                   Percent of Holdings     Shares
=========================================================================================
Social Choice Equity Fund -- Institutional Class               7.43%           713,199
-----------------------------------------------------------------------------------------


Newspaper Guild of New York
830 Bear Tavern Road
PO Box 1028
Trenton, NJ 08628-0230

* These shares are also reported under the totals for SEI above because they are held through the Trust Company.

Fund                                                   Percent of Holdings     Shares
=========================================================================================
Social Choice Equity Fund -- Institutional Class               7.70%           739,005
-----------------------------------------------------------------------------------------


University of Cincinnati
51 Goodman Avenue, Suite 100
Cincinnati, OH 45219-0970

* As the Trust Company has investment discretion over these shares, they are also reported under the totals for SEI and the Trust Company above.

Fund                                                   Percent of Holdings     Shares
=========================================================================================
Mid-Cap Value Fund -- Institutional Class                      6.22%           93,443
-----------------------------------------------------------------------------------------


Una J. Walker
5604 NE Issler Street
Vancouver, WA 98661

Fund                                                   Percent of Holdings     Shares
=========================================================================================
Mid-Cap Value Index Fund -- Retirement Class                 12.65%            718
-----------------------------------------------------------------------------------------

Carolyn G. Holland
7254 Mallard Drive
West Chester, OH 45069

Fund                                                   Percent of Holdings     Shares
=========================================================================================
Small-Cap Blend Index Fund -- Retirement Class               12.49%            1,971
-----------------------------------------------------------------------------------------


Joyce A. Hiatt
11408 NW 28th Street
Vancouver, WA 98685

Fund                                                   Percent of Holdings     Shares
=========================================================================================
Mid-Cap Value Index Fund -- Retirement Class                   7.40%           420
-----------------------------------------------------------------------------------------


Lynn R. Halsey
15804 NE 30th Avenue
Vancouver, WA 98686

Fund                                                   Percent of Holdings     Shares
=========================================================================================
Mid-Cap Value Index Fund -- Retirement Class                   11.80%          670
-----------------------------------------------------------------------------------------


Ronald L. Golson
14416 NE 29th Street
Vancouver, WA 98686

Fund                                                   Percent of Holdings     Shares
=========================================================================================
Mid-Cap Value Index Fund -- Retirement Class                 21.20%             1,203
-----------------------------------------------------------------------------------------


Eleanor J. Canos
1362 Pennsbury Drive
Cincinnati, OH 45238

Fund                                                   Percent of Holdings     Shares
=========================================================================================
Small-Cap Blend Index Fund -- Retirement Class               25.60%             4,041
-----------------------------------------------------------------------------------------


Jan E. Allen
2725 NE 96th Avenue
Vancouver, WA 98662

Fund                                                   Percent of Holdings     Shares
=========================================================================================
Mid-Cap Growth Index Fund -- Retirement Class                  6.91%             1,205
-----------------------------------------------------------------------------------------

Leslie A. Uyeji
PO Box 2927
Vancouver, WA 98662-7455

Fund                                                   Percent of Holdings     Shares
=========================================================================================
Large-Cap Value Index Fund -- Retirement Class               11.21%             2,985
-----------------------------------------------------------------------------------------
Mid-Cap Growth Index Fund -- Retirement Class                22.91%             3,994
-----------------------------------------------------------------------------------------


June Ilene Berry
3914 NE 55th Street
Vancouver, WA 98661

Fund                                                   Percent of Holdings     Shares
=========================================================================================
Mid-Cap Growth Index Fund -- Retirement Class                 22.80%            3,975
-----------------------------------------------------------------------------------------
Mid-Cap Value Index Fund -- Retirement Class                   7.84%              445
-----------------------------------------------------------------------------------------


Clifford R. Price
22802 NE 169th Street
Brush Prairie, WA 98606

Fund                                                   Percent of Holdings     Shares
=========================================================================================
Mid-Cap Growth Index Fund -- Retirement Class                 15.04%            2,622
-----------------------------------------------------------------------------------------


Diane S. Price
22802 NE 169th Street
Brush Prairie, WA 98606

Fund                                                   Percent of Holdings     Shares
=========================================================================================
Large-Cap Value Index Fund -- Retirement Class                 7.14%           1,901
-----------------------------------------------------------------------------------------
Mid-Cap Growth Index Fund -- Retirement Class                  6.78%           1,181
-----------------------------------------------------------------------------------------


Prema Venkateswaran
1204 Hidden Wood Place
Cincinnati, OH 45208

Fund                                                   Percent of Holdings     Shares
=========================================================================================
Small-Cap Blend Index Fund -- Retirement Class                 7.55%           1,191
-----------------------------------------------------------------------------------------

Linda L. Waliser
204 SE 101st Avenue
Vancouver, WA 98664

Fund                                                   Percent of Holdings     Shares
=========================================================================================
Mid-Cap Value Index Fund -- Retirement Class                   10.04%          569
-----------------------------------------------------------------------------------------
Small-Cap Blend Index Fund -- Retirement Class                  5.26%          830
-----------------------------------------------------------------------------------------


Donald Robert Kurtz
1950 SW Palm City RD #1103
Stuart, FL 34994-4313

Fund                                                   Percent of Holdings     Shares
=========================================================================================
International Equity Index Fund -- Retirement Class            17.49%          4,811
-----------------------------------------------------------------------------------------


Sidney M. Moon
104 Mohican CT
W Lafayette, IN 47906-2113

Fund                                                   Percent of Holdings     Shares
=========================================================================================
Large-Cap Value Index Fund -- Retirement Class                 6.01%           1,600
-----------------------------------------------------------------------------------------


Carolyn A. Percifield
400 Overlook DR
W Lafayette, IN 47906-1210

Fund                                                   Percent of Holdings     Shares
=========================================================================================
Large-Cap Value Index Fund -- Retirement Class                 17.52%          4,666
-----------------------------------------------------------------------------------------


Gary Calvin Lelvis
12107 Burgoyne Drive
Houston, TX 77077-6033

Fund                                                   Percent of Holdings     Shares
=========================================================================================
Large-Cap Value Index Fund -- Retirement Class                 15.65%          4,517
-----------------------------------------------------------------------------------------
Small-Cap Value Index Fund -- Retirement Class                  7.04%          4,574
-----------------------------------------------------------------------------------------

Larry M. Madson
18517 NE Cedar DR
Battle Ground, WA 98604-7344

Fund                                                   Percent of Holdings     Shares
=========================================================================================
Mid-Cap Value Index Fund -- Retirement Class                   20.31%          1,153
-----------------------------------------------------------------------------------------


Richard W. Caudell
PO Box 42405
Cincinnati, OH 45242-0405

Fund                                                   Percent of Holdings     Shares
=========================================================================================
Small-Cap Blend Index Fund -- Retirement Class                 12.47%          1,968
-----------------------------------------------------------------------------------------


Alan Joseph Schwartz
10761 Weatherstone Court
Loveland, OH 45140-7402

Fund                                                   Percent of Holdings     Shares
=========================================================================================
Small-Cap Blend Index Fund -- Retirement Class                 5.15%             813
-----------------------------------------------------------------------------------------


William E. Hurford
9250 Given Road
Cincinnati, OH 45243-1146

Fund                                                   Percent of Holdings     Shares
=========================================================================================
Small-Cap Blend Index Fund -- Retirement Class                 5.00%             788
-----------------------------------------------------------------------------------------


David K. Schmidt
19100 Rosewood Way
Monument, CO 80132-8948

Fund                                                   Percent of Holdings     Shares
=========================================================================================
Small-Cap Growth Index Fund -- Retirement Class                14.17%          5,244
-----------------------------------------------------------------------------------------
Small-Cap Value Index Fund -- Retirement Class                  8.61%          5,592
-----------------------------------------------------------------------------------------

Gary Fredrick Lee
9282 N Waldron Rd.
Rossville, IN 46065-9551

Fund                                                   Percent of Holdings     Shares
=========================================================================================
Small-Cap Value Index Fund -- Retirement Class                 5.06%           3,289
-----------------------------------------------------------------------------------------


Wayne Yungchang Chen
910 Kennedy Avenue
Schererville, IN 46375-1326

Fund                                                   Percent of Holdings     Shares
=========================================================================================
Small-Cap Value Index Fund -- Retirement Class                 5.72%           3,718
-----------------------------------------------------------------------------------------


Robert L. Nowack
2225 Huron Road
W. Lafayette, IN 47906-1921

Fund                                                   Percent of Holdings     Shares
=========================================================================================
International Equity Index Fund -- Retirement Class            15.65%          4,304
-----------------------------------------------------------------------------------------


James S. Quasney
1580 Foulis Court
Chesterton, IN 46304-8935

Fund                                                   Percent of Holdings     Shares
=========================================================================================
International Equity Index Fund -- Retirement Class            8.15%           2,242
-----------------------------------------------------------------------------------------


M.D. Raftery
2131 Kestral Blvd.
W. Lafayette, IN 47906-6519

Fund                                                   Percent of Holdings     Shares
=========================================================================================
International Equity Index Fund -- Retirement Class            7.32%           2,014
-----------------------------------------------------------------------------------------


Craig D. Williams
5221 Laura Lynne Lane
Indianapolis, IN 46217-4928

Fund                                                   Percent of Holdings     Shares
=========================================================================================
International Equity Index Fund -- Retirement Class            5.41%           1,487
-----------------------------------------------------------------------------------------

Richard Madison Weaver
2605 E. 191st Street
Westfield, IN 46074-9247

Fund                                                   Percent of Holdings     Shares
=========================================================================================
International Equity Index Fund -- Retirement Class            5.41%           1,487
-----------------------------------------------------------------------------------------
Small-Cap Value Index Fund -- Retirement Class                 5.26%           3,418
-----------------------------------------------------------------------------------------


Stuart A. Dye
8146 E. 600 N
Lafayette, IN 47905-9781

Fund                                                   Percent of Holdings     Shares
=========================================================================================
Large-Cap Value Index Fund -- Retirement Class                 6.02%           1,602
-----------------------------------------------------------------------------------------


Keith Harold Hawks
7218 N. 300E
Battle Ground, IN 47920-9410

Fund                                                   Percent of Holdings     Shares
=========================================================================================
Lifecycle Fund -- 2010 Fund                                    55.66%          86,326
-----------------------------------------------------------------------------------------


Benedict A. Liuzzo
14911 Long Bow Ln.
Huntersville, NC 28078-3310

Fund                                                   Percent of Holdings     Shares
=========================================================================================
Lifecycle Fund -- 2010 Fund                                    13.65%          21,169
-----------------------------------------------------------------------------------------


Richard O. Jindra
2808 N. 925 W
W. Lafayette, IN 47920-9410

Fund                                                   Percent of Holdings     Shares
=========================================================================================
Lifecycle Fund -- 2010 Fund                                    9.39%           14,563
-----------------------------------------------------------------------------------------

Randolph Llewellyn Walker
5343 S. Picadilly Way
Aurora, CO 80015-5014

Fund                                                   Percent of Holdings     Shares
=========================================================================================
Lifecycle Fund -- 2010 Fund                                    6.84%          10,602
-----------------------------------------------------------------------------------------


Marsha A. Tuthill
170 Herons Gate Dr.
Mooresville, NC 28117-6417

Fund                                                   Percent of Holdings     Shares
=========================================================================================
Lifecycle Fund -- 2010 Fund                                    5.31%           8,243
-----------------------------------------------------------------------------------------


Lowell Wayne Beineke
4529 Bradwood Terrace
Fort Wayne, IN 46815-6028

Fund                                                   Percent of Holdings     Shares
=========================================================================================
Lifecycle Fund -- 2015 Fund                                    61.82%          196,783
-----------------------------------------------------------------------------------------


Terry Steven Trepper
7137 Knickerbocker Parkway
Hammond, IN 46323-2030

Fund                                                   Percent of Holdings     Shares
=========================================================================================
Lifecycle Fund -- 2015 Fund                                    15.22%          48,440
-----------------------------------------------------------------------------------------


David James Sammons
3300 Elkhart St.
W. Lafayette, IN 47906-1160

Fund                                                   Percent of Holdings     Shares
=========================================================================================
Lifecycle Fund -- 2015 Fund                                    7.34%           23,365
-----------------------------------------------------------------------------------------


Wesley Kim Lukoshus
8835 Northcote
Munster, IN 46321-2727

Fund                                                   Percent of Holdings     Shares
=========================================================================================
Lifecycle Fund -- 2015 Fund                                    5.77%           18,366
-----------------------------------------------------------------------------------------

George I. Spindell
1518 Windy Ridge Rd.
Charlotte, NC 28270-1139

Fund                                                   Percent of Holdings     Shares
=========================================================================================
Lifecycle Fund -- 2020 Fund                                    31.88%          29,297
-----------------------------------------------------------------------------------------


Kevin Paul Green
3515 Hamilton St.
W. Lafayette, IN 47906-1286

Fund                                                   Percent of Holdings     Shares
=========================================================================================
Lifecycle Fund -- 2020 Fund                                    18.26%          16,776
-----------------------------------------------------------------------------------------


Kenneth Emery Alling
18 Rainbow Dr.
Rossville, IN 46065-9599

Fund                                                   Percent of Holdings     Shares
=========================================================================================
Lifecycle Fund -- 2020 Fund                                    7.70%           7,072
-----------------------------------------------------------------------------------------


John Lyon Obermeyer
3000 Georgton Rd.
W. Lafayette, IN 47906-4819

Fund                                                   Percent of Holdings     Shares
=========================================================================================
Lifecycle Fund -- 2020 Fund                                    7.43%           6,830
-----------------------------------------------------------------------------------------


Mark JT Smith
465 Northwestern Ave., #122
W. Lafayette, IN 47907-2035

Fund                                                   Percent of Holdings     Shares
=========================================================================================
Lifecycle Fund -- 2020 Fund                                    5.76%           5,293
-----------------------------------------------------------------------------------------


Scott C. Evans
100 Holly Branch Rd.
Katonah, NY 10536-3528

Fund                                                   Percent of Holdings     Shares
=========================================================================================
Lifecycle Fund -- 2025 Fund                                    28.01%          55,981
-----------------------------------------------------------------------------------------

John Abraham
3200 Elkhart St.
W. Lafayette, IN 47906-1151

Fund                                                   Percent of Holdings     Shares
=========================================================================================
Lifecycle Fund -- 2025 Fund                                    8.50%           16,999
-----------------------------------------------------------------------------------------


Gary Scott Yates
7708 Amanda Ln.
W. Lafayette, IN 47906-8530

Fund                                                   Percent of Holdings     Shares
=========================================================================================
Lifecycle Fund -- 2025 Fund                                    7.25%           14,490
-----------------------------------------------------------------------------------------


Martin Joseph Matustik
922 W. Winona St., #3E
Chicago, IL 60640-3229

Fund                                                   Percent of Holdings     Shares
=========================================================================================
Lifecycle Fund -- 2025 Fund                                    5.31%           10,618
-----------------------------------------------------------------------------------------


Paul Joseph Yakoboski
317 E. Monroe Ave.
Alexandria, VA 22301

Fund                                                   Percent of Holdings     Shares
=========================================================================================
Lifecycle Fund -- 2030 Fund                                    40.18%          38,313
-----------------------------------------------------------------------------------------


Samir B. Dave
13 Orchid St.
Edison, NJ 08820-4307

Fund                                                   Percent of Holdings     Shares
=========================================================================================
Lifecycle Fund -- 2030 Fund                                    7.95%           7,583
-----------------------------------------------------------------------------------------


Joseph D. Delgrande
46 Cedar St.
Nutley, NJ 07110-2120

Fund                                                   Percent of Holdings     Shares
=========================================================================================
Lifecycle Fund -- 2035 Fund                                    41.00%          39,035
-----------------------------------------------------------------------------------------

Stephen McDonald
38 Iron Horse Ln.
Walnut Creek, CA 94597-6951

Fund                                                   Percent of Holdings     Shares
=========================================================================================
Lifecycle Fund -- 2035 Fund                                    8.27%           7,871
-----------------------------------------------------------------------------------------


Brian J. Knoy
6110 Maderia Ln.
Lafayette, IN 47905-8259

Fund                                                   Percent of Holdings     Shares
=========================================================================================
Lifecycle Fund -- 2035 Fund                                    6.13%           5,838
-----------------------------------------------------------------------------------------


Blaine Bennett
2400 Bobolink Dr.
W. Lafayette, IN 47906-6648

Fund                                                   Percent of Holdings     Shares
=========================================================================================
Lifecycle Fund -- 2035 Fund                                    6.04%           5,753
-----------------------------------------------------------------------------------------


Scott J. Budde
235 W. 56th St., #31M
NY, NY 10019-4335

Fund                                                   Percent of Holdings     Shares
=========================================================================================
Lifecycle Fund -- 2040 Fund                                    42.70%          21,489
-----------------------------------------------------------------------------------------


Ernest Stalnaker
3321 Webster St.
W. Lafayette, IN 47906-7222

Fund                                                   Percent of Holdings     Shares
=========================================================================================
Lifecycle Fund -- 2040 Fund                                    7.88%           3,966
-----------------------------------------------------------------------------------------

TIAA-CREF Individual & Institutional Services, Inc.
For the Exclusive Benefit of Customers
730 Third Avenue
New York, NY 10017

* These shares generally are held on behalf of retirement plan participants. If any such participants individually own 5% or more of a class of a Fund, they are also reported separately under their own name.

Fund                                                Percent of Holdings     Shares
======================================================================================
Growth & Income Fund -- Retirement Class                  95.01%             5,546,454
--------------------------------------------------------------------------------------
International Equity Fund -- Retirement Class             92.34%            15,090,223
--------------------------------------------------------------------------------------
Large-Cap Value Fund -- Retirement Class                  90.65%             9,162,018
--------------------------------------------------------------------------------------
Mid-Cap Value Fund -- Retirement Class                    90.41%            11,222,380
--------------------------------------------------------------------------------------
Mid-Cap Growth Fund -- Retirement Class                   99.33%             9,196,369
--------------------------------------------------------------------------------------
Small-Cap Equity Fund--Retirement Class                   89.67%            10,038,568
--------------------------------------------------------------------------------------
Real Estate Securities Fund -- Retirement Class           89.47%             7,862,555
--------------------------------------------------------------------------------------
Social Choice Equity Fund -- Retirement Class             89.70%             5,880,543
--------------------------------------------------------------------------------------
S&P 500 Index Fund -- Retirement Class                    92.86%             5,888,843
--------------------------------------------------------------------------------------
Large-Cap Growth Index Fund -- Retirement Class           99.36%             1,861,850
--------------------------------------------------------------------------------------
Large-Cap Value Index Fund -- Retirement Class            18.38%                 6,916
--------------------------------------------------------------------------------------
Mid-Cap Growth Index Fund -- Retirement Class             58.10%                17,434
--------------------------------------------------------------------------------------
Mid-Cap Value Index Fund -- Retirement Class              33.42%                 5,679
--------------------------------------------------------------------------------------
Mid-Cap Blend Index Fund -- Retirement Class              83.97%               254,803
--------------------------------------------------------------------------------------
Small-Cap Growth Index Fund -- Retirement Class           58.79%                52,964
--------------------------------------------------------------------------------------
Small-Cap Value Index Fund -- Retirement Class            23.79%                19,038
--------------------------------------------------------------------------------------
Small-Cap Blend Index Fund -- Retirement Class            58.45%                15,786
--------------------------------------------------------------------------------------

                                      Notes

                                      Notes

                                      Notes

Inst MF                                                           A11031 (07/05)

                                                                     THREE EASY WAYS TO VOTE YOUR PROXY.
                                                  -----------------------  -----------------------------  ------------------------
                                                  To vote by Telephone     To vote by Internet            To vote by Mail

[LOGO] TIAA                                       1) Read the Proxy        1) Read the Proxy
       CREF                                          Statement and have       Statement and have          1) Read the Proxy
FINANCIAL SERVICES        P.O. BOX 9132              this Proxy card at       this Proxy card at             Statement.
FOR THE GREATER GOOD(SM)  HINGHAM, MA 02043-9132     hand.                    hand.                       2) Check the appropriate
                                                  2) Call 1-888-221-0697.  2) Go to Website                  box on the reverse
                                                  3) Follow the recorded      www.proxyweb.com/TIAA-CREF     side.
                                                     instructions.         3) Follow the on-screen        3) Sign and date the
                                                                              instructions.                  Proxy card.
                                                                                                          4) Return the Proxy card
                                                                                                             in the envelope
------------------                                                                                           provided.
999 999 999 999 99  -->                           -----------------------  -----------------------------  ------------------------
------------------  -->                                 IF YOU VOTE BY TELEPHONE OR INTERNET, DO NOT MAIL YOUR CARD.

                                      TIAA-CREF INSTITUTIONAL MUTUAL FUNDS PROXY
FUND NAME PRINTS HERE                         SOLICITED BY THE BOARD OF TRUSTEES

By signing this form, I authorize Willard T. Carleton, E. Laverne Jones, and Maceo K. Sloan, singly or together, with power of substitution in each, to represent me and cast my vote at the TIAA-CREF Institutional Mutual Funds' special meeting to be held on August 31, 2005 at 9:00 a.m. at 730 Third Avenue, New York, New York, and any adjournment or postponement thereof. They will vote as I instruct. If no directions are given, or if the instructions are contradictory, the proxies will vote (i) FOR the election of all listed nominees; (ii) FOR the ratification of independent registered public accounting firm; (iii) FOR the approval of a new investment management agreement; (iv) FOR the adoption of a distribution plan with respect to the Retail Class shares; and
(v) at their discretion on any other matters that may properly come before the special meeting or if a nominee is not available for election.

                                             \/

                                             Date _______________________, 2005

                                             ----------------------------------

                                             ----------------------------------
                                             Signature        (Sign in the Box)

                                             When signing as attorney, executor,
                                             administrator, trustee, guardian,
                                             or corporate officer, please
                                             indicate your full name and title.
                                             \/                  Retail IMF - jl
\/

                 \/    Please fill in box(es) as shown using black or blue ink or number 2 pencil. |x|    \/
                       PLEASE DO NOT USE FINE POINT PENS.

Unless you have voted by Internet or telephone, please sign and date this ballot on the reverse side and return it in the enclosed postage-paid envelope to MIS, TIAA-CREF's tabulator, at 60 Research Road, Hingham, MA 02043. MIS has been engaged to tabulate ballots returned by mail to preserve the confidentiality of your ballot. If you vote by Internet or phone, your vote authorizes the proxies named on the front of your proxy card to cast your votes in the same manner as if you marked, signed, and returned your card. All votes cast by Internet, phone, or proxy card must be received by
12:00 noon (eastern time) on August 31, 2005. If you vote via the Internet or phone, please do NOT mail back your proxy card.

The Board of Trustees Recommends a Vote FOR all proposals.

1. To elect Trustees to serve until their successors are elected and qualified.         FOR      WITHHOLD     FOR ALL
                                                                                        ALL      ALL          EXCEPT*
(01) Nancy L. Jacob, (02) Willard T. Carleton, (03) Eugene Flood, Jr.,
(04) Howell E. Jackson, (05) Bevis Longstreth, (06) Bridget A. Macaskill,               [ ]       [ ]           [ ]
(07) Maceo K. Sloan, (08) Ahmed H. Zewail

*(INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark the box "FOR ALL EXCEPT" and write the number(s) of the nominee(s) on the line provided below.)


--------------------------------------------------------------------------------        FOR
                                                                                        ALL      AGAINST      ABSTAIN
2. To ratify the selection by the Board of Trustees of PricewaterhouseCoopers
   LLP to serve as the Funds' independent registered public accounting firm for         [ ]        [ ]          [ ]
   the fiscal year ending September 30, 2005.

3. To approve a new investment management agreement between the Funds and Teachers Advisors, Inc.

4. To approve the adoption of a distribution plan with respect to the Retail
   Class shares of the Funds.

5. To address any other business that may properly come before the meeting or any adjournment thereof.

                   PLEASE SIGN AND DATE ON THE REVERSE SIDE.




                         MANAGEMENT INFORMATION SERVICES
                  STANDARD EZ VOTE SCRIPT FOR TELEPHONE VOTING
                                 (888) 221-0697

OPENING:

When connected to the toll-free number, shareholder will hear:

--------------------------------------------------------------------------------
"Welcome. Please enter the control number located on the upper portion of your proxy card."
--------------------------------------------------------------------------------

When shareholder enters an EZ Vote control number, he/she will hear:

--------------------------------------------------------------------------------
"You have entered your EZ Vote consolidated control number. This allows you to cast one consolidated vote for all of your accounts. All accounts will be voted in the same manner based on your voting instructions. To cast a consolidated vote for all of your accounts, press 1 now. To vote each of your accounts separately, press 0 now."
--------------------------------------------------------------------------------

If a shareholder presses 0 they will hear the following language followed by the script for an individual control number. The script from this point on will be repeated , from the "We are now ready..." speech, for each individual control number associated with the EZ Vote consolidated control number.

--------------------------------------------------------------------------------
"You have elected to vote each of your accounts separately. You will find these accounts on the back of your EzVote ballot and on additional pages if necessary. Please note that each account has its own control number." (There will be a slight pause here.) "We are now ready to accept your vote for control number xxx xxx xxx xxx xx."
--------------------------------------------------------------------------------

If a shareholder has pressed 1 above, therefore electing to vote all holdings exactly the same, they will hear the script for an individual control number as follows:

--------------------------------------------------------------------------------
"To vote as the Board recommends on all proposals, press 1 now. To vote on each proposal separately, press 0 now."
--------------------------------------------------------------------------------

OPTION 1: VOTING ALL PROPOSALS AS MANAGEMENT RECOMMENDS

If the shareholder elects to vote as management recommends on all proposals, he/she will hear:

--------------------------------------------------------------------------------
"You have voted as the Board recommended. If this is correct, press 1. If incorrect, press 0."
--------------------------------------------------------------------------------

If the shareholder is voting each control number individually and presses 1, he/she will hear will then be returned to "We are now ready to accept your vote for control number..." speech.

If the shareholder presses 0 to indicate an incorrect vote, he/she will be returned to the "To vote as the ..." Speech.

                         MANAGEMENT INFORMATION SERVICES
                                    6/28/2005
                         last modified: January 14, 2002

If the shareholder is voting all holdings exactly the same, or has completed voting all individual control numbers, and presses 1 he/she will hear:

--------------------------------------------------------------------------------
"Thank you for voting."
--------------------------------------------------------------------------------

Call is terminated.

OPTION 2: VOTING EACH PROPOSAL SEPARATELY

If shareholder elects to vote each proposal separately, he/she will hear:

--------------------------------------------------------------------------------
"Proposal 1: To vote FOR all nominees, press 1. To WITHHOLD from all nominees, press 9. To WITHHOLD from an individual nominee, press 0. Make your selection now."
--------------------------------------------------------------------------------

If the shareholder votes FOR all nominees or WITHHOLDS from all nominees, the script moves to Proposal 2. If the shareholder elects to withhold from a specific nominee, he/she will hear:

--------------------------------------------------------------------------------
"Enter the two-digit number that appears in front of the nominee's name you DO NOT wish to vote for."
--------------------------------------------------------------------------------

And then,

--------------------------------------------------------------------------------
"Press 1 to withhold from another nominee or Press 0 if you have completed voting on nominees."
--------------------------------------------------------------------------------

When the shareholder has finished voting on Proposal 1, he/she will hear:


--------------------------------------------------------------------------------
"Proposal 2: To vote FOR, press 1; AGAINST, press 9; ABSTAIN, press 0."
--------------------------------------------------------------------------------

When the shareholder has finished voting on Proposal 2, he/she will hear:

--------------------------------------------------------------------------------
"Proposal 3: To vote FOR, press 1; AGAINST, press 9; ABSTAIN, press 0."
--------------------------------------------------------------------------------

When the shareholder has finished voting on Proposal 3, he/she will hear:

--------------------------------------------------------------------------------
"Proposal 4: To vote FOR, press 1; AGAINST, press 9; ABSTAIN, press 0."
--------------------------------------------------------------------------------

When the shareholder has finished voting on all proposals, he/she will hear:

--------------------------------------------------------------------------------
"Your votes have been cast as follows (vote for each proposal is given). If this is correct, press 1. If incorrect, press 0."
--------------------------------------------------------------------------------

If the shareholder is voting each control number individually and presses 1, he/she will hear will then be returned to "We are now ready to accept your vote for control number..." speech.

If the shareholder presses 0 to indicate an incorrect vote, he/she will be returned to the "To vote as the ..." Speech.

                         MANAGEMENT INFORMATION SERVICES
                                    6/28/2005
                         last modified: January 14, 2002

If the shareholder is voting all holdings exactly the same or has completed voting all individual control numbers and presses 1, he/she will hear :

--------------------------------------------------------------------------------
"Thank you for voting."
--------------------------------------------------------------------------------

Call is terminated.

                         MANAGEMENT INFORMATION SERVICES
                                    6/28/2005
                         last modified: January 14, 2002

                         MANAGEMENT INFORMATION SERVICES
                            TOUCH TONE VOTING SCRIPT
                                 (888) 221-0697

OPENING:

When connected to the toll-free number, shareholder will hear:

--------------------------------------------------------------------------------
"Welcome. Please enter the control number located on the upper LEFT portion of your VOTER CARD.
--------------------------------------------------------------------------------

When shareholder enters the control number, he/she will hear:

--------------------------------------------------------------------------------
"Please enter the last 4 digits of your social security number "
--------------------------------------------------------------------------------

When shareholder enters the last 4 digits of their social security number, he/she will hear:

--------------------------------------------------------------------------------
"To vote as the ** Board recommends, press 1 now. To vote otherwise, press 0 now."
--------------------------------------------------------------------------------

OPTION 1: VOTING AS MANAGEMENT RECOMMENDS

If shareholder elects to vote as management recommends on all proposals, he/she will hear:

--------------------------------------------------------------------------------
"You have voted as the Board recommended. If this is correct, press 1. If incorrect, press 0."
--------------------------------------------------------------------------------

If the shareholder presses 1, he/she will hear:

--------------------------------------------------------------------------------
"If you have received more than one proxy card, you must vote each card separately. If you would like to vote another proxy, press 1 now. To end this call, press 0 now."
--------------------------------------------------------------------------------

If shareholder presses 0 to indicate an incorrect vote, he/she will hear:

--------------------------------------------------------------------------------
"To vote as the ** Board recommends, press 1 now. To vote otherwise, press 0 now."
--------------------------------------------------------------------------------

If shareholder elects to vote another proxy, he/she is returned to the "Please enter the control number" speech (above). If shareholder elects to end the call, he/she will hear:

--------------------------------------------------------------------------------
"Thank you for voting."
--------------------------------------------------------------------------------

Call is terminated.

                         MANAGEMENT INFORMATION SERVICES
                                    6/28/2005

OPTION 2: VOTING OTHERWISE

If shareholder elects to vote the proposal separately, he/she will hear:

--------------------------------------------------------------------------------
"Proposal 1: To vote FOR all nominees, press 1. To WITHHOLD from all nominees, press 9. To WITHHOLD from an individual nominee, press 0. Make your selection now."
--------------------------------------------------------------------------------

If the shareholder votes FOR all nominees or WITHHOLDS from all nominees, the script moves to Proposal 2. If the shareholder elects to withhold from a specific nominee, he/she will hear:

--------------------------------------------------------------------------------
"Enter the two-digit number that appears in front of the nominee's name you DO NOT wish to vote for."
--------------------------------------------------------------------------------

And then,

--------------------------------------------------------------------------------
"Press 1 to withhold from another nominee or Press 0 if you have completed voting on nominees."
--------------------------------------------------------------------------------

When the shareholder has finished voting on Proposal 1, he/she will hear:

--------------------------------------------------------------------------------
"Proposal 2: To vote FOR, press 1; AGAINST, press 9; ABSTAIN, press 0."
--------------------------------------------------------------------------------

When the shareholder has finished voting on Proposal 2, he/she will hear:

--------------------------------------------------------------------------------
"Proposal 3: To vote FOR, press 1; AGAINST, press 9; ABSTAIN, press 0."
--------------------------------------------------------------------------------

When the shareholder has finished voting on Proposal 3, he/she will hear:

--------------------------------------------------------------------------------
"Proposal 4: To vote FOR, press 1; AGAINST, press 9; ABSTAIN, press 0."
--------------------------------------------------------------------------------

When the shareholder has finished voting on Proposal 4, he/she will hear:

--------------------------------------------------------------------------------
"Your vote has been cast as follows (vote is given). If this is correct, press
1. If incorrect, press 0."
--------------------------------------------------------------------------------

If the shareholder presses 1, he/she will hear:

--------------------------------------------------------------------------------
"If you have received more than one proxy card, you must vote each card separately. If you would like to vote another proxy, press 1 now. To end this call, press 0 now."
--------------------------------------------------------------------------------

If shareholder presses 0 to indicate an incorrect vote, he/she will hear:

--------------------------------------------------------------------------------
"To vote as the ** Board recommends, press 1 now. To vote otherwise, press 0 now."
--------------------------------------------------------------------------------

If shareholder elects to vote another proxy, he/she is returned to the "Please enter the control number" speech (above). If shareholder elects to end the call, he/she will hear:

--------------------------------------------------------------------------------
"Thank you for voting."
--------------------------------------------------------------------------------

                         MANAGEMENT INFORMATION SERVICES
                                    6/28/2005

Call is terminated.


                         MANAGEMENT INFORMATION SERVICES
                                    6/28/2005

[LOGO] TIAA                   Internet Proxy Voting Service
       CREF                         Proxy Voting Form
FINANCIAL SERVICES            TIAA-CREF INSTITUTIONAL MUTUAL
FOR THE GREATER GOOD(SM)                  FUNDS
                             TIAA-CREF INFLATION-LINKED BOND
                                           FUND

I authorize Willard T. Carleton, E. Laverne Jones, and Maceo K. Sloan, singly or together, with power of substitution in each, to represent me and cast my vote at the TIAA-CREF Institutional Mutual Funds' special meeting to be held on August 31, 2005 at 9:00 a.m. at 730 Third Avenue, New York, New York, and any adjournment or postponement thereof. They will vote as I instruct. If no directions are given, or if the instructions are contradictory, the proxies will vote (i) FOR the election of all listed nominees; (ii) FOR the ratification of auditors; (iii) FOR an approval on a new investment management agreement; and
(iv) at their discretion on any other matters that may properly come before the special meeting or if a nominee is not available for election.

         To review the election materials please click Proxy Statement

           The Board of Trustees Recommends a Vote FOR all proposals.

Proposal 1. To elect Trustees to serve until their successors are elected and qualified.

            [ ] FOR all nominees  [ ] WITHHOLD ALL
            [ ] FOR all nominees (Except as indicated)

            (01) [ ] Nancy L. Jacob        (02) [ ] Willard T. Carleton
            (03) [ ] Eugene Flood, Jr.     (04) [ ] Howell E. Jackson
            (05) [ ] Bevis Longstreth      (06) [ ] Bridget A. Macaskill
            (07) [ ] Maceo K. Sloan        (08) [ ] Ahmed H. Zewail

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Proposal 2. To ratify the selection by the Board of Trustees of                 [ ] FOR    [ ] AGAINST   [ ] ABSTAIN
            PricewaterhouseCoopers LLP to serve as the Funds' independent auditors for the fiscal year ending September 30, 2005.
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Proposal 3. To approve a new investment management agreement between the Funds  [ ] FOR    [ ] AGAINST   [ ] ABSTAIN
            and Teachers Advisors, Inc.
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Proposal 4. To approve the adoption of a distribution plan with respect to the  [ ] FOR    [ ] AGAINST   [ ] ABSTAIN
            Retail Class shares of the Funds.
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Proposal 5. To address any other business that may properly come before the     [ ] FOR    [ ] AGAINST   [ ] ABSTAIN
            meeting or any adjournment thereof.
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